Fidelity® Advisor

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	30	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	39	Notes to the financial statements.
Report of Independent Accountants	47	The auditors' opinion.
Distributions	48

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - CL A	-16.69%	22.99%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	-21.48%	15.92%
MSCI® EAFE®	-24.75%	-14.50%
International Funds Average	-26.39%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI® EAFE®) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL A	-16.69%	7.47%
Fidelity Adv Diversified Intl - CL A (incl. 5.75% sales charge)	-21.48%	5.27%
MSCI EAFE	-24.75%	-5.30%
International Funds Average	-26.39%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,592 - a 15.92% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,550 - a 14.50% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	-16.90%	22.03%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	-19.80%	17.76%
MSCI EAFE	-24.75%	-14.50%
International Funds Average	-26.39%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL T	-16.90%	7.17%
Fidelity Adv Diversified Intl - CL T (incl. 3.50% sales charge)	-19.80%	5.85%
MSCI EAFE	-24.75%	-5.30%
International Funds Average	-26.39%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,776 - a 17.76% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,550 - a 14.50% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	-17.33%	20.21%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	-21.41%	17.21%
MSCI EAFE	-24.75%	-14.50%
International Funds Average	-26.39%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL B	-17.33%	6.62%
Fidelity Adv Diversified Intl - CL B (incl. contingent deferred sales charge)	-21.41%	5.68%
MSCI EAFE	-24.75%	-5.30%
International Funds Average	-26.39%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,721 - a 17.21% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,550 - a 14.50% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Diversified International Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	-17.33%	20.21%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	-18.15%	20.21%
MSCI EAFE	-24.75%	-14.50%
International Funds Average	-26.39%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - CL C	-17.33%	6.62%
Fidelity Adv Diversified Intl - CL C (incl. contingent deferred sales charge)	-18.15%	6.62%
MSCI EAFE	-24.75%	-5.30%
International Funds Average	-26.39%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Diversified International Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $12,021 - a 20.21% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,550 - a 14.50% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Bill Bower,
Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12-month period that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -16.69%, -16.90%, -17.33% and -17.33%, respectively. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 24.75%. The fund also compares its performance against the Lipper Inc. international funds average, which fell 26.39% during the past year.

Q. What factors helped the fund outperform its index by such a wide margin during the past year?

A. There were two reasons. First, our stock selection proved better in seven out of the 10 major market sectors. More specifically, the return of our holdings in the fund's largest sector, financials, although negative, outperformed those in the index by more than 10 percentage points. Superior stock picking among commercial services companies in the industrial sectors also made a measurable difference. Further contributing to the fund's strong overall relative return was our industry selection. For example, the fund had a higher exposure to stocks in the better-performing defensive sectors - materials, energy, consumer staples and health care - while being underexposed to those sectors that performed the worst, such as information technology, telecommunication services and consumer discretionary.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Despite that strong relative performance, the fund still lost ground during the year. Why did international stocks generate negative returns?

A. The world's regional and local economies experienced a slowdown for a variety of reasons, such as industry overcapacity, slowing product demand and increased competition. With more and more companies taking a global approach to business during the past decade, short-term cyclical weakness now spreads across many countries and can hurt the performance of all the world's major equity markets almost simultaneously. With the U.S. being the largest economy, its declining growth rate during the past year negatively influenced the performance of overseas economies that depend on it as a market for their products. The U.S. economic slowdown, combined with weakness in several countries, forced many domestic and international companies to downgrade their earnings, which in turn hurt stock performance.

Q. In what ways did you tweak the fund's positioning since taking over in April?

A. When I took over the fund, it was very heavily positioned in defensive industries, which proved to be an effective strategy for most of the period. During the past six months, I reduced the fund's large exposure to these defensive names and began adding some more aggressive growth stocks whose valuations became compelling. I found some of these opportunities in the technology, media and telecommunications sectors. For example, the fund now owns more of wireless telecom provider Vodafone Group because I felt it had the best fundamentals of any company in the industry and the stock reached a pricing point where it was undervalued relative to its peers due to the market's overall disinterest in the sector. In terms of other changes, I reduced the fund's cash position to around 8.7% of net assets, from roughly 13% six months ago. I did much of this in the third quarter when I found some bargains in the turbulent market environment after September 11.

Q. What stocks were top performers? Which disappointed?

A. Suncor Energy, a Calgary, Alberta-based integrated oil and gas producer and the fund's top performer, appreciated roughly 60% on strong earnings growth and the announcement of an expansion in its program for harnessing oil from sand reserves. Germany-based pharmaceuticals firm Altana rose roughly 40% on strong demand from investors looking for stable growth stocks. On the down side, I sold off Furukawa Electric, a Japanese manufacturer, because it underperformed as demand for optical fiber slowed sharply and hurt earnings. Despite my optimistic outlook on Vodafone, the company landed on the list of underperformers.

Q. What's your outlook for international stocks, Bill?

A. Right now, the international equity markets are at a crossroads. Many of the stocks with historically higher growth prospects, such as those in the media and technology sectors, have at times during the past few months reached attractively low valuations, but those valuations are starting to look more rich given the appreciation of stocks in these sectors during October. However, the fundamentals of many of these companies have yet to improve, so my approach has been to add them to the portfolio gradually. At some point, business for many technology industries may improve, given the easing of interest rates and other fiscal stimuli around the world, but it's still unclear when that will occur. That said, I anticipate the fund might get progressively more aggressive in the months ahead. Still, I don't want to be too early in moving the fund substantially in that direction because I'm concerned the bounce in technology stocks since September 11 could be a mere unsustainable blip in a bear market.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital growth by investing primarily in non-U.S. equity securities

Start date: December 17, 1998

Size: as of October 31, 2001, more than $320 million

Manager: Bill Bower, since April 2001; joined Fidelity in 1994

3

Bill Bower on his objective for the fund:

"My goal in managing this fund is to provide consistent performance to the shareholders over the long term. My definition of consistency is that I would like the fund to outperform the international funds average tracked by Lipper Inc. on a regular basis. The fund accomplished this goal during the past one-year period through October 31, 2001. Since I began managing the fund in April, it also has outperformed its peer funds average, but I view this showing as only a minor accomplishment this early in my tenure.

"While the fund had been correctly overweighted in more defensive sectors during the past year, markets fluctuate rapidly and we could be approaching a very important turning point in the market during the coming months. A number of economic incentives recently have been put in place - such as near-record levels of interest-rate cuts and income tax cuts both overseas and in the U.S. - that could ignite the economies of several countries at some point going forward. Many of my peers in the international arena are positioning themselves aggressively with economically sensitive stocks that should move sharply higher if the global economy recovers.

"I've taken a slightly more cautious approach, recognizing that the current global economic weakness could last longer than most investors expect, given the fundamental problems in several industries. While many of my more aggressive peers may be willing to position their funds for a rally in the ninth inning - should the global economy rebound swiftly - I'm willing to stick to fundamental investing by hitting singles and doubles in my attempt to drive in runs during every inning of this important game."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.7	0.4
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.5	1.3
TotalFinaElf SA sponsored ADR (France, Oil & Gas)	1.4	0.9
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.3	1.3
Unilever NV (NY Shares) (Netherlands, Food Products)	1.3	0.2
	8.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	20.5
Health Care	12.1	9.0
Consumer Staples	9.5	8.1
Consumer Discretionary	7.3	7.4
Information Technology	7.4	4.5
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.0	12.1
Japan	11.7	10.4
France	8.8	6.8
Canada	8.5	10.8
Netherlands	7.0	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks and Investment Companies 88.0%	Stocks and Investment Companies 85.7%
Bonds 3.3%	Bonds 1.4%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 12.9%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 85.9%
	Shares	Value (Note 1)
Australia - 2.0%
AMP Ltd.	130,100	$ 1,182,959
Australia & New Zealand Banking Group Ltd.	89,000	799,834
Australian Gas Light Co.	77,307	345,817
BHP Ltd.	157,155	706,960
Commonwealth Bank of Australia	26,100	391,807
National Australia Bank Ltd.	70,900	1,091,834
News Corp. Ltd. sponsored ADR	12,400	295,120
Origin Energy Ltd.	152,667	232,256
Suncorp-Metway Ltd.	69,100	466,303
Westpac Banking Corp.	66,000	492,063
WMC Ltd.	92,700	435,689
TOTAL AUSTRALIA		6,440,642
Austria - 0.0%
RHI AG	18,083	97,675
Belgium - 0.6%
Delhaize Freres & Compagnie Le Lion SA	26,469	1,453,552
Dexia SA (strip VVPR) (a)	5,120	46
Omega Pharma SA	14,974	627,510
TOTAL BELGIUM		2,081,108
Bermuda - 0.4%
Accenture Ltd. Class A	56,700	996,219
Aquarius Platinum Ltd.	72,800	282,602
TOTAL BERMUDA		1,278,821
Brazil - 0.2%
Banco Itau SA (PN)	3,383,200	215,215
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	11,900	180,642
Uniao de Bancos Brasileiros SA (Unibanco) GDR	24,500	385,385
TOTAL BRAZIL		781,242
Canada - 8.5%
Alcan, Inc.	34,800	1,066,826
Barrick Gold Corp.	63,700	992,430
BCE, Inc.	79,100	1,743,227
Brascan Corp. Class A (ltd. vtg.)	31,300	468,141
Canada Life Financial Corp.	40,600	1,067,009
Canadian Imperial Bank of Commerce	24,500	752,921
Canadian National Railway Co.	41,800	1,673,473
Canadian Natural Resources Ltd.	65,300	1,744,923
Canadian Pacific Railway Ltd. (a)	28,000	471,484
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Western Bank	11,000	$ 181,902
Clarica Life Insurance Co.	9,000	273,920
Fairmont Hotels & Resorts, Inc. (a)	14,000	249,138
Franco Nevada Mining Corp. Ltd.	109,900	1,563,477
Industrial Alliance Life Insurance Co.	4,000	99,710
Kingsway Financial Services, Inc. (a)	20,300	202,157
Loblaw Companies Ltd.	20,700	639,790
Metro, Inc. Class A (sub. vtg.)	12,000	291,577
Molson, Inc. Class A	24,000	370,137
National Bank of Canada	36,900	563,279
Onex Corp. (sub vtg.)	38,000	489,173
OZ Optics Ltd. unit (a)(e)	5,400	79,650
Petro-Canada	71,900	1,848,870
Placer Dome, Inc.	18,100	209,644
Power Corp. of Canada (sub. vtg.)	50,800	1,092,043
Precision Drilling Corp. (a)	42,900	1,094,509
Sun Life Financial Services of Canada, Inc.	48,700	1,011,339
Suncor Energy, Inc.	93,700	2,854,765
Talisman Energy, Inc.	54,200	1,905,495
TimberWest Forest Corp. unit	62,800	470,427
Toronto-Dominion Bank	22,400	506,771
TransCanada PipeLines Ltd.	110,800	1,430,510
TOTAL CANADA		27,408,717
Denmark - 1.6%
Danske Bank AS	97,150	1,439,311
Group 4 Falck AS	6,265	742,545
Novo-Nordisk AS Series B	25,800	1,046,859
Novozymes AS Series B	101,500	2,050,021
TOTAL DENMARK		5,278,736
Finland - 1.6%
Instrumentarium Oyj	3,100	112,998
KCI Konecranes	6,765	166,262
Kone Oyj (B Shares)	7,500	513,075
Metso Oyj sponsored ADR	38,900	369,550
Nokia Corp. sponsored ADR	167,200	3,429,272
UPM-Kymmene Corp.	13,190	428,662
TOTAL FINLAND		5,019,819
France - 7.9%
Aventis SA (France)	18,600	1,360,590
AXA SA de CV	98,800	2,161,356
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
BNP Paribas SA	38,900	$ 3,235,823
Carbone Lorraine Group	16,931	470,829
CNP Assurances	36,093	1,117,750
Dassault Aviation SA	900	247,038
Elior SA	43,800	277,594
Eurazeo	15,000	769,039
Eurotunnel SA unit (a)	150,000	105,329
Generale de Sante	19,963	295,634
JC Decaux SA	19,800	151,512
L'Air Liquide	6,100	822,630
L'Oreal SA	12,650	873,472
Michelin SA (Compagnie Generale des Etablissements) Series B	9,550	295,148
Neopost SA (a)	44,791	1,330,662
Nexans SA	10,100	163,665
NRJ Group	22,330	327,672
Pechiney SA Series A	15,882	729,186
Pernod-Ricard	7,778	544,417
Remy Cointreau SA	5,871	124,206
Sanofi-Synthelabo SA	29,700	1,958,516
Suez SA (France)	12,200	383,638
Technip Coflexip SA	8,880	1,004,074
TotalFinaElf SA:
Class B	11,000	1,534,280
sponsored ADR	66,100	4,609,814
Vivendi Universal SA	12,400	579,365
TOTAL FRANCE		25,473,239
Germany - 4.2%
Allianz AG (Reg.)	3,607	850,117
Altana AG	36,000	1,685,268
AMB Generali Holding AG	7,600	817,607
Andrea-Noris Zahn	2,679	57,882
Bayer AG	20,200	600,107
Beiersdorf AG	7,300	821,150
Celanese AG (Reg.)	26,269	379,561
Deutsche Boerse AG	25,799	893,022
Deutsche Post AG	25,900	372,131
DIS Deutscher Industrie Service AG	23,300	443,219
E.On AG	21,300	1,110,251
Gehe AG	10,400	389,484
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	3,882	1,025,715
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Pfeiffer Vacuum Technology AG	8,574	$ 249,470
Rhoen-Klinikum AG	10,263	510,007
Schering AG	29,225	1,508,867
Stada Arzneimittel AG	14,315	396,922
Techem AG (a)	30,576	616,583
Wella AG	18,200	786,458
TOTAL GERMANY		13,513,821
Hong Kong - 0.9%
Aeon Credit Service (ASIA) Co. Ltd.	500,000	169,875
ASM Pacific Technology Ltd.	130,500	182,369
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	69,000	1,050,180
CNOOC Ltd. sponsored ADR	42,500	834,275
Hutchison Whampoa Ltd.	55,900	453,300
Television Broadcasts Ltd.	93,000	274,236
TOTAL HONG KONG		2,964,235
India - 0.4%
Dr. Reddy's Laboratories Ltd.	38,864	846,440
Ranbaxy Laboratories Ltd.	25,500	377,505
TOTAL INDIA		1,223,945
Ireland - 2.4%
Anglo Irish Bank Corp. PLC	148,288	453,156
Bank of Ireland, Inc.	242,600	2,151,246
CRH PLC	33,700	521,821
DCC PLC (Ireland)	45,450	423,484
Elan Corp. PLC sponsored ADR (a)	26,800	1,223,420
Independent News & Media PLC (Ireland)	202,314	322,376
Irish Life & Permanent PLC	87,000	920,281
Jefferson Smurfit Group PLC sponsored ADR	48,400	948,640
Riverdeep Group PLC sponsored ADR (a)	18,710	347,258
Ryanair Holdings PLC sponsored ADR (a)	8,200	383,268
TOTAL IRELAND		7,694,950
Israel - 0.2%
Fundtech Ltd. (a)	13,900	71,029
RADWARE Ltd. (a)	5,200	51,376
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,400	395,520
TOTAL ISRAEL		517,925
Italy - 1.8%
Assicurazioni Generali Spa	20,106	550,434
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Banca Nazionale del Lavoro (BNL)	309,800	$ 682,462
Bayerische Vita Spa	1,300	8,852
Luxottica Group Spa sponsored ADR	65,200	1,027,552
Mediaset Spa	27,900	180,541
Parmalat Finanziaria Spa	287,372	769,135
Recordati Spa	15,300	286,496
Telecom Italia Mobile Spa	56,200	306,651
Telecom Italia Spa	75,500	629,120
Unicredito Italiano Spa	351,033	1,287,455
TOTAL ITALY		5,728,698
Japan - 11.7%
Advantest Corp.	5,200	267,538
Aeon Credit Service Ltd.	5,400	317,517
Anritsu Corp.	25,000	199,673
Asahi Breweries Ltd.	77,000	803,642
Canon, Inc. ADR	41,200	1,205,924
Coca-Cola Central Japan Co. Ltd. (a)	34	240,180
Credit Saison Co. Ltd.	61,900	1,481,152
Daiichi Pharmaceutical Co. Ltd.	28,000	657,411
Daiwa Securities Group, Inc.	158,000	1,032,258
Disco Corp.	3,900	143,961
Fuji Heavy Industries Ltd.	117,000	572,340
Fuji Photo Film Co. Ltd.	27,000	890,813
Heiwa Corp.	23,600	452,920
Hokkaido Coca-Cola Bottling Co. Ltd.	25,000	166,599
Hoya Corp.	14,900	889,498
JAFCO Co. Ltd.	15,700	1,014,185
Japan Telecom Co. Ltd.	99	309,653
Kao Corp.	47,000	1,113,107
Keyence Corp.	6,500	989,996
Kobayashi Pharmaceutical Co. Ltd.	10,300	416,374
Konami Corp.	31,700	986,337
Kyocera Corp.	7,700	534,380
Kyocera Corp. sponsored ADR	5,100	353,940
Mikuni Coca-Cola Bottling Co.	10,000	95,468
Mitsui Sumitomo Insurance Co. Ltd.	100,000	555,329
Mizuho Holdings, Inc.	178	537,852
Nikko Cordial Corp.	432,000	2,331,989
Nintendo Co. Ltd.	9,300	1,433,924
Nippon Foundry, Inc. (a)	102	616,415
Nippon Telegraph & Telephone Corp. sponsored ADR	70,600	1,476,246
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nipponkoa Insurance Co. Ltd.	108,000	$ 405,717
Nissan Motor Co. Ltd.	276,000	1,217,150
Nomura Holdings, Inc.	200,000	2,629,645
NTT DoCoMo, Inc.	50	677,828
Olympus Optical Co. Ltd.	30,000	445,651
ORIX Corp.	13,000	1,137,036
Paris Miki, Inc.	7,700	238,326
Ricoh Co. Ltd.	15,000	249,898
Rohm Co. Ltd.	3,200	340,515
Shikoku Coca-Cola Bottling Co. Ltd.	20,700	182,403
Showa Shell Sekiyu K.K. Co.	38,000	265,333
Sony Corp. sponsored ADR	19,100	729,620
Square Co. Ltd. (a)	9,900	160,082
Stanley Electric Co. Ltd.	42,000	327,562
Starbucks Coffee Japan Ltd.	29	17,076
Sumitomo Bakelite Co. Ltd.	52,000	328,265
Sumitomo Trust & Banking Ltd.	73,000	406,582
Takeda Chemical Industries Ltd.	48,000	2,324,541
Tanabe Seiyaku Co. Ltd.	38,000	409,637
Terumo Corp.	35,900	593,691
Tokyo Electron Ltd.	12,900	529,906
Tokyo Seimitsu Co. Ltd.	6,400	154,185
Toyoda Gosei Co. Ltd.	25,000	326,051
Toyota Industries Corp.	40,000	672,928
Toyota Motor Corp.	17,700	429,310
Yamada Denki Co. Ltd.	3,600	235,198
TOTAL JAPAN		37,520,757
Korea (South) - 0.9%
Kookmin Bank	44,000	681,642
Kookmin Credit Card Co. Ltd. (a)	21,100	565,499
Samsung Electronics Co. Ltd.	12,530	1,683,930
TOTAL KOREA (SOUTH)		2,931,071
Luxembourg - 0.5%
Espirito Santo Financial Holding SA ADR	64,000	1,024,000
Quilmes Industrial SA sponsored ADR	16,550	165,500
Thiel Logistik AG	17,500	323,437
TOTAL LUXEMBOURG		1,512,937
Mexico - 0.6%
Coca-Cola Femsa SA de CV sponsored ADR	22,400	450,016
Fomento Economico Mexicano SA de CV sponsored ADR	2,600	80,600
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Radio Centro SA de CV sponsored ADR	34,900	$ 183,225
Grupo Televisa SA de CV sponsored ADR (a)	12,900	392,805
Telefonos de Mexico SA de CV Series L sponsored ADR	22,500	766,350
TOTAL MEXICO		1,872,996
Netherlands - 7.0%
Akzo Nobel NV	32,300	1,324,506
ASML Holding NV (NY Shares) (a)	60,000	862,800
De Telegraaf Holding NV (Certificaten Van Aandelen)	28,200	422,948
Elsevier NV	97,600	1,134,329
Euronext NV	24,530	409,642
Fugro NV	8,300	424,040
Heineken Holding NV (A Shares)	39,225	1,041,713
Hunter Douglas NV	26,900	611,472
ING Groep NV (Certificaten Van Aandelen)	127,364	3,176,067
Koninklijke Ahold NV	146,381	4,119,427
Koninklijke Boskalis Westminster NV	17,100	475,067
Koninklijke Philips Electronics NV	47,845	1,087,149
OPG Groep NV	9,900	334,218
Rodamco Asia NV	19,803	229,442
Rodamco North America NV	9,610	378,066
STMicroelectronics NV (NY Shares)	21,900	612,543
Unilever NV (NY Shares)	80,500	4,184,390
Vedior NV (Certificaten Van Aandelen)	64,246	589,942
VNU NV	37,400	1,090,887
TOTAL NETHERLANDS		22,508,648
New Zealand - 0.1%
Fletcher Challenge Forests Ltd. (a)	1,655,600	163,487
Norway - 1.6%
DnB Holding ASA	327,600	1,237,672
Gjensidige NOR Sparebank (primary shares certificates)	16,800	471,305
Norsk Hydro AS	39,500	1,505,633
Norske Skogindustrier AS (A Shares)	30,250	472,784
ProSafe ASA (a)	25,850	325,537
Schibsted AS (B Shares)	24,200	216,324
Smedvig ASA (A Shares)	36,100	300,373
Statoil ASA	86,300	596,772
Tandberg ASA (a)	1,200	21,521
TOTAL NORWAY		5,147,921
Common Stocks - continued
	Shares	Value (Note 1)
Panama - 0.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	45,900	$ 1,339,362
Panamerican Beverages, Inc. Class A	31,400	497,376
TOTAL PANAMA		1,836,738
Portugal - 0.2%
Brisa Auto-Estradas de Portugal SA	24,310	216,662
Portugal Telecom SGPS SA (Reg.)	51,000	404,032
TOTAL PORTUGAL		620,694
Russia - 0.2%
YUKOS Corp. sponsored ADR	10,300	549,763
Singapore - 0.4%
DBS Group Holdings Ltd.	72,000	410,639
Fraser & Neave Ltd.	49,000	184,069
Singapore Press Holdings Ltd.	49,000	424,568
Want Want Holdings Ltd.	83,000	146,910
TOTAL SINGAPORE		1,166,186
South Africa - 0.7%
Anglo American Platinum Corp. Ltd.	16,800	548,358
Sappi Ltd.	180,800	1,685,013
TOTAL SOUTH AFRICA		2,233,371
Spain - 3.2%
Actividades de Construccion y Servicios SA (ACS)	6,900	166,164
Altadis SA	26,700	438,669
Amadeus Global Travel Distribution SA Series A	103,597	560,512
Banco Popular Espanol SA (Reg.)	43,376	1,456,537
Banco Santander Central Hispano SA	26,400	203,204
Banco Santander Central Hispano SA ADR	206,900	1,599,337
Cortefiel SA	121,414	655,818
Fomento Construcciones y Contratas SA (FOCSA)	19,000	409,659
Gas Natural SDG SA Series E	35,522	637,975
Grupo Dragados SA	54,100	657,011
Grupo Ferrovial SA	28,571	529,853
Inditex SA	41,900	780,814
Telefonica SA sponsored ADR	59,900	2,124,653
TOTAL SPAIN		10,220,206
Sweden - 2.5%
Capio AB (a)	55,700	349,884
Getinge Industrier AB (B Shares)	39,300	541,632
Investor AB (B Shares)	65,800	641,584
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Lign Multiwood AB (B Shares) (a)	28,000	$ 9,844
Micronic Laser Systems AB (a)	7,350	66,843
Nobel Biocare AB	39,200	1,488,454
Svenska Cellulosa AB (SCA) (B Shares)	94,700	2,139,742
Svenska Handelsbanken AB (A Shares)	118,449	1,460,332
Swedish Match Co.	257,600	1,328,321
TV 4 AB (A Shares)	5,300	96,896
TOTAL SWEDEN		8,123,532
Switzerland - 4.4%
Baloise Holdings AG (Reg.)	7,550	619,193
Disetronic Holding AG (Reg.)	1,297	980,351
Edipresse SA (Bearer)	1,472	396,401
Inficon Holding AG	7,551	551,109
Julius Baer Holding AG (Bearer)	1,060	323,728
Nestle SA (Reg.)	15,829	3,284,186
Novartis AG (Reg.)	111,821	4,184,989
PubliGroupe SA (Reg.)	365	51,380
Schindler Holding AG (Reg.)	261	358,777
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	779	119,670
Swiss Reinsurance Co. (Reg.)	11,310	1,162,911
Tecan Group AG	9,326	525,690
UBS AG (Reg.)	28,560	1,327,579
Unilabs SA	10,580	301,102
TOTAL SWITZERLAND		14,187,066
Taiwan - 0.7%
Advanced Semiconductor Engineering, Inc.	434,310	220,302
Siliconware Precision Industries Co. Ltd. (a)	479,755	248,916
Taiwan Semiconductor Manufacturing Co. Ltd.	687,960	1,216,393
United Microelectronics Corp.	544,350	448,103
Yuanta Core Pacific Securities Co. Ltd.	350,200	154,291
TOTAL TAIWAN		2,288,005
United Kingdom - 15.0%
Abbey National PLC	44,200	657,992
Aggregate Industries PLC	728,314	922,063
Amdocs Ltd. (a)	18,200	475,202
Anglo American PLC	28,000	358,561
Anglo American PLC ADR	11,805	152,521
Arriva PLC	94,800	402,823
BAA PLC	102,400	818,824
BHP Billiton PLC	222,600	947,488
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Bradford & Bingley PLC	98,100	$ 431,120
British Telecommunications PLC sponsored ADR	19,200	961,728
Cable & Wireless PLC	365,738	1,655,210
Cambridge Antibody Technology Group PLC (a)	16,430	402,148
Capital Radio PLC	45,600	464,500
Carlton Communications PLC	168,100	467,223
Centrica PLC	334,100	1,064,739
Diageo PLC	94,300	942,052
Diageo PLC sponsored ADR	14,100	575,985
Enterprise Inns PLC	50,964	407,895
Fitness First PLC (a)	73,330	453,517
Friends Provident PLC	126,100	335,806
Galen Holdings PLC sponsored ADR	7,600	328,700
GlaxoSmithKline PLC sponsored ADR	91,580	4,881,214
GWR Group PLC	66,800	215,606
HBOS PLC	56,784	640,399
HSBC Holdings PLC (United Kingdom) (Reg.)	76,300	839,452
Informa Group PLC	51,900	128,317
Jarvis PLC	51,700	323,506
Johnson Service Group PLC	77,433	361,141
Kidde PLC	317,000	253,714
Lloyds TSB Group PLC	344,500	3,479,136
London Stock Exchange PLC	139,523	705,543
Maiden Group PLC	65,300	273,956
Matalan PLC	34,200	180,160
Misys PLC	25,900	97,993
Northern Rock PLC	94,400	789,883
Pearson PLC	10,300	123,356
Professional Staff PLC sponsored ADR (a)	30,400	79,040
Prudential PLC	98,400	1,030,980
Reckitt Benckiser PLC	29,000	405,128
Rentokil Initial PLC	292,100	1,052,033
Reuters Group PLC	5,700	53,998
Rio Tinto PLC (Reg.)	51,800	841,234
Royal Bank of Scotland Group PLC	54,400	1,302,229
Safeway PLC	305,846	1,557,735
Scottish Radio Holdings PLC	7,400	89,809
Shell Transport & Trading Co. PLC (Reg.)	253,900	1,885,207
Six Continents PLC	63,300	575,714
SMG PLC	213,929	392,063
Smith & Nephew PLC	237,000	1,333,833
Standard Chartered PLC	50,000	499,861
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Taylor Woodrow PLC	51,944	$ 110,171
Trinity Mirror PLC	209,300	1,203,065
United Business Media PLC	96,387	614,349
Vodafone Group PLC sponsored ADR	371,700	8,593,709
TOTAL UNITED KINGDOM		48,139,631
United States of America - 2.9%
ATMI, Inc. (a)	5,200	99,112
Avon Products, Inc.	4,800	224,784
AVX Corp.	18,200	336,882
Beckman Coulter, Inc.	5,100	216,597
Bristol-Myers Squibb Co.	38,500	2,057,825
Estee Lauder Companies, Inc. Class A	8,400	270,900
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	24,500	271,950
Hollinger International, Inc. Class A	44,800	462,784
Kimberly-Clark Corp.	10,300	571,753
Mettler-Toledo International, Inc. (a)	31,600	1,450,756
Orthofix International NV (a)	30,700	985,470
Pfizer, Inc.	19,400	812,860
Raytheon Co.	10,300	332,175
Synthes-Stratec, Inc. (a)(c)	500	328,834
Thermo Electron Corp.	20,300	429,142
Waters Corp. (a)	10,200	361,998
TOTAL UNITED STATES OF AMERICA		9,213,822
TOTAL COMMON STOCKS (Cost $298,504,093)		275,740,404
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
ITF Optical Technologies, Inc. Series B (e)	857	29,241
Metrophotonics, Inc. Series 2 (e)	8,500	85,000
TOTAL CANADA		114,241
Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Henkel KGaA	12,200	721,916
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
Rhoen-Klinikum AG	1,000	$ 45,805
Sanacorp Pharmahandel AG	2,941	41,038
TOTAL GERMANY		808,759
TOTAL PREFERRED STOCKS (Cost $1,030,154)		923,000
Investment Companies - 1.8%

Chile - 0.0%
Five Arrows Chile Investment Trust Ltd.	45,500	9,555
China - 0.1%
China Fund, Inc. (a)	15,100	162,174
Templeton China World Fund, Inc.	23,900	183,552
TOTAL CHINA		345,726
India - 0.1%
India Fund (a)	38,700	332,820
Korea (South) - 0.2%
Korea Fund, Inc.	80,942	841,797
Mexico - 0.3%
Mexico Fund, Inc.	52,600	878,420
Multi-National - 1.0%
Blackrock North American Government Income Trust, Inc.	49,000	510,090
MFS Government Markets Income Trust	95,800	645,692
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	56,932	376,890
Strategic Global Income Fund, Inc.	32,200	363,860
Templeton Dragon Fund, Inc.	74,900	524,300
Templeton Global Income Fund, Inc.	102,000	676,260
TOTAL MULTI-NATIONAL		3,097,092
Taiwan - 0.1%
Taiwan Fund, Inc.	24,700	213,655
TOTAL INVESTMENT COMPANIES (Cost $6,470,567)		5,719,065
Nonconvertible Bonds - 0.1%
Moody's Ratings (unaudited) (f)			Principal Amount (g)	Value (Note 1)
France - 0.1%
Eurotunnel Finance Ltd. euro 1% 4/30/40 (d) (Cost $317,282)	-	EUR	240	$ 206,620
Government Obligations - 3.2%

France - 0.8%
French Government 5% 1/12/06	Aaa	EUR	2,860,000	2,699,846
Germany - 0.9%
Germany Federal Republic:
5% 2/17/06	Aaa	EUR	960,000	907,711
6% 1/4/07	Aaa	EUR	1,900,000	1,884,259
TOTAL GERMANY				2,791,970
United States of America - 1.5%
Freddie Mac:
5.25% 1/15/06	Aaa	EUR	2,505,000	2,372,294
5.75% 9/15/10	Aaa	EUR	2,465,000	2,386,405
TOTAL UNITED STATES OF AMERICA				4,758,699
TOTAL GOVERNMENT OBLIGATIONS (Cost $10,156,226)				10,250,515
Money Market Funds - 7.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $23,986,428)	23,986,428	23,986,428
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $340,464,750)		316,826,032
NET OTHER ASSETS - 1.2%		3,957,467
NET ASSETS - 100%		$ 320,783,499
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $328,834 or 0.1% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other
than short-term securities, aggregated $344,191,880 and $238,095,564, respectively, of which long-term U.S. government and government agency obligations aggregated $4,698,923 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,296 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $193,891 or 0.1% of net assets.

Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $341,771,719. Net unrealized depreciation aggregated $24,945,687, of which $16,410,413 related to appreciated investment securities and $41,356,100 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $41,955,000 of which $6,955,000 and $35,000,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,008,800) (cost $340,464,750) - See accompanying schedule		$ 316,826,032
Cash		280,000
Foreign currency held at value (cost $2,949,414)		2,938,566
Receivable for investments sold		2,461,921
Receivable for fund shares sold		1,047,563
Dividends receivable		606,824
Interest receivable		400,900
Other receivables		1,790
Total assets		324,563,596
Liabilities
Payable for investments purchased	$ 1,623,626
Payable for fund shares redeemed	531,888
Accrued management fee	194,158
Distribution fees payable	142,918
Other payables and accrued expenses	147,507
Collateral on securities loaned, at value	1,140,000
Total liabilities		3,780,097
Net Assets		$ 320,783,499
Net Assets consist of:
Paid in capital		$ 388,121,780
Distributions in excess of net investment income		(165,725)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,522,857)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,649,699)
Net Assets		$ 320,783,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($38,016,298 ÷ 3,201,683 shares)	$11.87
Maximum offering price per share (100/94.25 of $11.87)	$12.59
Class T: Net Asset Value and redemption price per share ($153,127,790 ÷ 12,978,610 shares)	$11.80
Maximum offering price per share (100/96.50 of $11.80)	$12.23
Class B: Net Asset Value and offering price per share ($42,109,587 ÷ 3,605,983 shares) A	$11.68
Class C: Net Asset Value and offering price per share ($44,206,415 ÷ 3,783,311 shares) A	$11.68
Institutional Class: Net Asset Value, offering price and redemption price per share ($43,323,409 ÷ 3,628,634 shares)	$11.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 5,963,213
Interest		1,677,529
Security lending		12,180
		7,652,922
Less foreign taxes withheld		(657,958)
Total income		6,994,964
Expenses
Management fee	$ 2,280,111
Transfer agent fees	940,637
Distribution fees	1,736,758
Accounting and security lending fees	192,960
Non-interested trustees' compensation	1,096
Custodian fees and expenses	357,019
Registration fees	120,899
Audit	28,501
Legal	4,156
Interest	3,596
Miscellaneous	119,031
Total expenses before reductions	5,784,764
Expense reductions	(149,629)	5,635,135
Net investment income		1,359,829
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(34,502,135)
Foreign currency transactions	(89,300)	(34,591,435)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(27,123,770)
Assets and liabilities in foreign currencies	927	(27,122,843)
Net gain (loss)		(61,714,278)
Net increase (decrease) in net assets resulting from operations		$ (60,354,449)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,359,829	$ 1,995,336
Net realized gain (loss)	(34,591,435)	(5,916,494)
Change in net unrealized appreciation (depreciation)	(27,122,843)	(1,529,312)
Net increase (decrease) in net assets resulting from operations	(60,354,449)	(5,450,470)
Distributions to shareholders From net investment income	(4,827,941)	(146,319)
From net realized gain	-	(959,661)
In excess of net realized gain	-	(100,992)
Total distributions	(4,827,941)	(1,206,972)
Share transactions - net increase (decrease)	117,480,781	216,006,366
Total increase (decrease) in net assets	52,298,391	209,348,924
Net Assets
Beginning of period	268,485,108	59,136,184
End of period (including under (over) distribution of net investment income of $(165,725) and $3,949,570, respectively)	$ 320,783,499	$ 268,485,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income E	.10	.22 F	.01
Net realized and unrealized gain (loss)	(2.48)	1.49 G	3.04
Total from investment operations	(2.38)	1.71	3.05
Less Distributions
From net investment income	(.29)	(.03)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.29)	(.22)	-
Net asset value, end of period	$ 11.87	$ 14.54	$ 13.05
Total Return B, C, D	(16.69)%	13.13%	30.50%
Ratios to Average Net Assets I
Expenses before expense reductions	1.50%	1.52%	2.60% A
Expenses net of voluntary waivers, if any	1.50%	1.52%	2.00% A
Expenses net of all reductions	1.46%	1.50%	1.97% A
Net investment income	.77%	1.44%	.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,016	$ 27,314	$ 3,841
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	(2.46)	1.49 G	3.04
Total from investment operations	(2.40)	1.66	3.02
Less Distributions
From net investment income	(.26)	(.03)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.26)	(.22)	-
Net asset value, end of period	$ 11.80	$ 14.46	$ 13.02
Total Return B, C, D	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets I
Expenses before expense reductions	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.76%	1.80%	2.22% A
Net investment income (loss)	.47%	1.15%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,128	$ 139,347	$ 32,132
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.09 F	(.07)
Net realized and unrealized gain (loss)	(2.44)	1.49 G	3.03
Total from investment operations	(2.45)	1.58	2.96
Less Distributions
From net investment income	(.20)	(.02)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.20)	(.21)	-
Net asset value, end of period	$ 11.68	$ 14.33	$ 12.96
Total Return B, C, D	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets I
Expenses before expense reductions	2.35%	2.36%	3.38% A
Expenses net of voluntary waivers, if any	2.35%	2.36%	2.75% A
Expenses net of all reductions	2.30%	2.34%	2.72% A
Net investment income (loss)	(.07)%	.60%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,110	$ 43,758	$ 10,839
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	.10 F	(.07)
Net realized and unrealized gain (loss)	(2.45)	1.48 G	3.03
Total from investment operations	(2.45)	1.58	2.96
Less Distributions
From net investment income	(.21)	(.01)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.21)	(.20)	-
Net asset value, end of period	$ 11.68	$ 14.34	$ 12.96
Total Return B, C, D	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets I
Expenses before expense reductions	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.24%	2.30%	2.72% A
Net investment income (loss)	(.01)%	.65%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,206	$ 37,765	$ 8,142
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income D	.14	.26 E	.03
Net realized and unrealized gain (loss)	(2.48)	1.49 F	3.05
Total from investment operations	(2.34)	1.75	3.08
Less Distributions
From net investment income	(.32)	(.04)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.32)	(.23)	-
Net asset value, end of period	$ 11.94	$ 14.60	$ 13.08
Total Return B, C	(16.38)%	13.42%	30.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.17%	1.24%	2.34% A
Expenses net of voluntary waivers, if any	1.17%	1.24%	1.75% A
Expenses net of all reductions	1.12%	1.22%	1.72% A
Net investment income	1.11%	1.73%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,323	$ 20,300	$ 4,182
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 84,017	$ 310
Class T	.25%	.25%	761,275	2,227
Class B	.75%	.25%	450,909	338,181
Class C	.75%	.25%	440,557	152,272
			$ 1,736,758	$ 492,990

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 127,364	$ 35,956
Class T	159,666	44,701
Class B	144,714	144,714*
Class C	26,918	26,918*
	$ 458,662	$ 252,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 90,602.27
Class T	489,630.32
Class B	161,953.36
Class C	129,989.29
Institutional Class	68,463.18
	$ 940,637

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,478,681 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $148,720 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $909.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 551,754	$ 10,540
Class T	2,590,097	95,222
Class B	627,919	19,524
Class C	575,744	7,400
Institutional Class	482,427	13,633
Total	$ 4,827,941	$ 146,319
From net realized gain
Class A	$ -	$ 60,373
Class T	-	545,651
Class B	-	167,823
Class C	-	127,217
Institutional Class	-	58,597
Total	$ -	$ 959,661
In excess of net realized gain
Class A	$ -	$ 6,354
Class T	-	57,423
Class B	-	17,661
Class C	-	13,388
Institutional Class	-	6,166
Total	$ -	$ 100,992
	$ 4,827,941	$ 1,206,972

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	3,387,612	2,673,616	$ 45,588,732	$ 41,659,349
Reinvestment of distributions	37,104	5,306	526,509	75,782
Shares redeemed	(2,101,920)	(1,094,417)	(28,467,839)	(16,670,468)
Net increase (decrease)	1,322,796	1,584,505	$ 17,647,402	$ 25,064,663
Class T Shares sold	9,210,564	9,883,624	$ 122,360,251	$ 151,684,553
Reinvestment of distributions	175,695	47,912	2,484,325	682,269
Shares redeemed	(6,042,391)	(2,764,761)	(79,327,412)	(42,543,275)
Net increase (decrease)	3,343,868	7,166,775	$ 45,517,164	$ 109,823,547
Class B Shares sold	1,395,596	2,519,471	$ 18,423,386	$ 38,521,267
Reinvestment of distributions	36,461	12,633	513,003	179,135
Shares redeemed	(878,951)	(315,547)	(11,159,433)	(4,887,648)
Net increase (decrease)	553,106	2,216,557	$ 7,776,956	$ 33,812,754
Class C Shares sold	2,208,118	2,428,332	$ 29,315,617	$ 37,048,372
Reinvestment of distributions	31,036	8,632	436,672	122,491
Shares redeemed	(1,088,716)	(432,373)	(14,174,749)	(6,560,662)
Net increase (decrease)	1,150,438	2,004,591	$ 15,577,540	$ 30,610,201
Institutional Class Shares sold	3,772,160	1,314,105	$ 51,467,764	$ 20,387,308
Reinvestment of distributions	22,940	4,808	326,434	68,755
Shares redeemed	(1,556,853)	(248,303)	(20,832,479)	(3,760,862)
Net increase (decrease)	2,238,247	1,070,610	$ 30,961,719	$ 16,695,201

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/00	$.265	$.016
Class T	12/11/00	$.239	$.016
Class B	12/11/00	$.187	$.016
Class C	12/11/00	$.196	$.016
Institutional Class	12/11/00	$.291	$.016

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Robert A. Lawrence, Vice President

William Bower, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADIF-ANN-1201 149823
1.728709.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Accountants	41	The auditors' opinion.
Distributions	42

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Diversified International Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Diversified Intl - Inst CL	-16.38%	24.05%
MSCI® EAFE®	-24.75%	-14.50%
International Funds Average	-26.39%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM Europe, Australasia, Far East (MSCI ® EAFE ®) Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 2001, the index included over 907 equity securities of companies domiciled in 22 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Diversified Intl - Inst CL	-16.38%	7.79%
MSCI EAFE	-24.75%	-5.30%
International Funds Average	-26.39%	n/a*

Average annual total returns take Institutional Class' shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Diversified International Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $12,405 - a 24.05% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,550 - a 14.50% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Bill Bower,
Portfolio Manager of Fidelity Advisor Diversified International Fund

Q. How did the fund perform, Bill?

A. For the 12-month period that ended October 31, 2001, the fund's Institutional Class shares returned -16.38%. For the same period, the Morgan Stanley Capital International (MSCI) EAFE Index - a broad measure of stock performance in Europe, Australasia and the Far East - declined 24.75%. The fund also compares its performance against the Lipper Inc. international funds average, which fell 26.39% during the past year.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors helped the fund outperform its index by such a wide margin during the past year?

A. There were two reasons. First, our stock selection proved better in seven out of the 10 major market sectors. More specifically, the return of our holdings in the fund's largest sector, financials, although negative, outperformed those in the index by more than 10 percentage points. Superior stock picking among commercial services companies in the industrial sectors also made a measurable difference. Further contributing to the fund's strong overall relative return was our industry selection. For example, the fund had a higher exposure to stocks in the better-performing defensive sectors - materials, energy, consumer staples and health care - while being underexposed to those sectors that performed the worst, such as information technology, telecommunication services and consumer discretionary.

Q. Despite that strong relative performance, the fund still lost ground during the year. Why did international stocks generate negative returns?

A. The world's regional and local economies experienced a slowdown for a variety of reasons, such as industry overcapacity, slowing product demand and increased competition. With more and more companies taking a global approach to business during the past decade, short-term cyclical weakness now spreads across many countries and can hurt the performance of all the world's major equity markets almost simultaneously. With the U.S. being the largest economy, its declining growth rate during the past year negatively influenced the performance of overseas economies that depend on it as a market for their products. The U.S. economic slowdown, combined with weakness in several countries, forced many domestic and international companies to downgrade their earnings, which in turn hurt stock performance.

Q. In what ways did you tweak the fund's positioning since taking over in April?

A. When I took over the fund, it was very heavily positioned in defensive industries, which proved to be an effective strategy for most of the period. During the past six months, I reduced the fund's large exposure to these defensive names and began adding some more aggressive growth stocks whose valuations became compelling. I found some of these opportunities in the technology, media and telecommunications sectors. For example, the fund now owns more of wireless telecom provider Vodafone Group because I felt it had the best fundamentals of any company in the industry and the stock reached a pricing point where it was undervalued relative to its peers due to the market's overall disinterest in the sector. In terms of other changes, I reduced the fund's cash position to around 8.7% of net assets, from roughly 13% six months ago. I did much of this in the third quarter when I found some bargains in the turbulent market environment after September 11.

Q. What stocks were top performers? Which disappointed?

A. Suncor Energy, a Calgary, Alberta-based integrated oil and gas producer and the fund's top performer, appreciated roughly 60% on strong earnings growth and the announcement of an expansion in its program for harnessing oil from sand reserves. Germany-based pharmaceuticals firm Altana rose roughly 40% on strong demand from investors looking for stable growth stocks. On the down side, I sold off Furukawa Electric, a Japanese manufacturer, because it underperformed as demand for optical fiber slowed sharply and hurt earnings. Despite my optimistic outlook on Vodafone, the company landed on the list of underperformers.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for international stocks, Bill?

A. Right now, the international equity markets are at a crossroads. Many of the stocks with historically higher growth prospects, such as those in the media and technology sectors, have at times during the past few months reached attractively low valuations, but those valuations are starting to look more rich given the appreciation of stocks in these sectors during October. However, the fundamentals of many of these companies have yet to improve, so my approach has been to add them to the portfolio gradually. At some point, business for many technology industries may improve, given the easing of interest rates and other fiscal stimuli around the world, but it's still unclear when that will occur. That said, I anticipate the fund might get progressively more aggressive in the months ahead. Still, I don't want to be too early in moving the fund substantially in that direction because I'm concerned the bounce in technology stocks since September 11 could be a mere unsustainable blip in a bear market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: capital growth by investing primarily in non-U.S. equity securities

Start date: December 17, 1998

Size: as of October 31, 2001, more than $320 million

Manager: Bill Bower, since April 2001; joined Fidelity in 1994

3

Bill Bower on his objective for the fund:

"My goal in managing this fund is to provide consistent performance to the shareholders over the long term. My definition of consistency is that I would like the fund to outperform the international funds average tracked by Lipper Inc. on a regular basis. The fund accomplished this goal during the past one-year period through October 31, 2001. Since I began managing the fund in April, it also has outperformed its peer funds average, but I view this showing as only a minor accomplishment this early in my tenure.

"While the fund had been correctly overweighted in more defensive sectors during the past year, markets fluctuate rapidly and we could be approaching a very important turning point in the market during the coming months. A number of economic incentives recently have been put in place - such as near-record levels of interest-rate cuts and income tax cuts both overseas and in the U.S. - that could ignite the economies of several countries at some point going forward. Many of my peers in the international arena are positioning themselves aggressively with economically sensitive stocks that should move sharply higher if the global economy recovers.

"I've taken a slightly more cautious approach, recognizing that the current global economic weakness could last longer than most investors expect, given the fundamental problems in several industries. While many of my more aggressive peers may be willing to position their funds for a rally in the ninth inning - should the global economy rebound swiftly - I'm willing to stick to fundamental investing by hitting singles and doubles in my attempt to drive in runs during every inning of this important game."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC sponsored ADR (United Kingdom, Wireless Telecommunication Services)	2.7	0.4
GlaxoSmithKline PLC sponsored ADR (United Kingdom, Pharmaceuticals)	1.5	1.3
TotalFinaElf SA sponsored ADR (France, Oil & Gas)	1.4	0.9
Novartis AG (Reg.) (Switzerland, Pharmaceuticals)	1.3	1.3
Unilever NV (NY Shares) (Netherlands, Food Products)	1.3	0.2
	8.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	20.5
Health Care	12.1	9.0
Consumer Staples	9.5	8.1
Consumer Discretionary	7.3	7.4
Information Technology	7.4	4.5
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	15.0	12.1
Japan	11.7	10.4
France	8.8	6.8
Canada	8.5	10.8
Netherlands	7.0	6.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks and Investment Companies 88.0%	Stocks and Investment Companies 85.7%
Bonds 3.3%	Bonds 1.4%
Short-Term Investments and Net Other Assets 8.7%	Short-Term Investments and Net Other Assets 12.9%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 85.9%
	Shares	Value (Note 1)
Australia - 2.0%
AMP Ltd.	130,100	$ 1,182,959
Australia & New Zealand Banking Group Ltd.	89,000	799,834
Australian Gas Light Co.	77,307	345,817
BHP Ltd.	157,155	706,960
Commonwealth Bank of Australia	26,100	391,807
National Australia Bank Ltd.	70,900	1,091,834
News Corp. Ltd. sponsored ADR	12,400	295,120
Origin Energy Ltd.	152,667	232,256
Suncorp-Metway Ltd.	69,100	466,303
Westpac Banking Corp.	66,000	492,063
WMC Ltd.	92,700	435,689
TOTAL AUSTRALIA		6,440,642
Austria - 0.0%
RHI AG	18,083	97,675
Belgium - 0.6%
Delhaize Freres & Compagnie Le Lion SA	26,469	1,453,552
Dexia SA (strip VVPR) (a)	5,120	46
Omega Pharma SA	14,974	627,510
TOTAL BELGIUM		2,081,108
Bermuda - 0.4%
Accenture Ltd. Class A	56,700	996,219
Aquarius Platinum Ltd.	72,800	282,602
TOTAL BERMUDA		1,278,821
Brazil - 0.2%
Banco Itau SA (PN)	3,383,200	215,215
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	11,900	180,642
Uniao de Bancos Brasileiros SA (Unibanco) GDR	24,500	385,385
TOTAL BRAZIL		781,242
Canada - 8.5%
Alcan, Inc.	34,800	1,066,826
Barrick Gold Corp.	63,700	992,430
BCE, Inc.	79,100	1,743,227
Brascan Corp. Class A (ltd. vtg.)	31,300	468,141
Canada Life Financial Corp.	40,600	1,067,009
Canadian Imperial Bank of Commerce	24,500	752,921
Canadian National Railway Co.	41,800	1,673,473
Canadian Natural Resources Ltd.	65,300	1,744,923
Canadian Pacific Railway Ltd. (a)	28,000	471,484
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Canadian Western Bank	11,000	$ 181,902
Clarica Life Insurance Co.	9,000	273,920
Fairmont Hotels & Resorts, Inc. (a)	14,000	249,138
Franco Nevada Mining Corp. Ltd.	109,900	1,563,477
Industrial Alliance Life Insurance Co.	4,000	99,710
Kingsway Financial Services, Inc. (a)	20,300	202,157
Loblaw Companies Ltd.	20,700	639,790
Metro, Inc. Class A (sub. vtg.)	12,000	291,577
Molson, Inc. Class A	24,000	370,137
National Bank of Canada	36,900	563,279
Onex Corp. (sub vtg.)	38,000	489,173
OZ Optics Ltd. unit (a)(e)	5,400	79,650
Petro-Canada	71,900	1,848,870
Placer Dome, Inc.	18,100	209,644
Power Corp. of Canada (sub. vtg.)	50,800	1,092,043
Precision Drilling Corp. (a)	42,900	1,094,509
Sun Life Financial Services of Canada, Inc.	48,700	1,011,339
Suncor Energy, Inc.	93,700	2,854,765
Talisman Energy, Inc.	54,200	1,905,495
TimberWest Forest Corp. unit	62,800	470,427
Toronto-Dominion Bank	22,400	506,771
TransCanada PipeLines Ltd.	110,800	1,430,510
TOTAL CANADA		27,408,717
Denmark - 1.6%
Danske Bank AS	97,150	1,439,311
Group 4 Falck AS	6,265	742,545
Novo-Nordisk AS Series B	25,800	1,046,859
Novozymes AS Series B	101,500	2,050,021
TOTAL DENMARK		5,278,736
Finland - 1.6%
Instrumentarium Oyj	3,100	112,998
KCI Konecranes	6,765	166,262
Kone Oyj (B Shares)	7,500	513,075
Metso Oyj sponsored ADR	38,900	369,550
Nokia Corp. sponsored ADR	167,200	3,429,272
UPM-Kymmene Corp.	13,190	428,662
TOTAL FINLAND		5,019,819
France - 7.9%
Aventis SA (France)	18,600	1,360,590
AXA SA de CV	98,800	2,161,356
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
BNP Paribas SA	38,900	$ 3,235,823
Carbone Lorraine Group	16,931	470,829
CNP Assurances	36,093	1,117,750
Dassault Aviation SA	900	247,038
Elior SA	43,800	277,594
Eurazeo	15,000	769,039
Eurotunnel SA unit (a)	150,000	105,329
Generale de Sante	19,963	295,634
JC Decaux SA	19,800	151,512
L'Air Liquide	6,100	822,630
L'Oreal SA	12,650	873,472
Michelin SA (Compagnie Generale des Etablissements) Series B	9,550	295,148
Neopost SA (a)	44,791	1,330,662
Nexans SA	10,100	163,665
NRJ Group	22,330	327,672
Pechiney SA Series A	15,882	729,186
Pernod-Ricard	7,778	544,417
Remy Cointreau SA	5,871	124,206
Sanofi-Synthelabo SA	29,700	1,958,516
Suez SA (France)	12,200	383,638
Technip Coflexip SA	8,880	1,004,074
TotalFinaElf SA:
Class B	11,000	1,534,280
sponsored ADR	66,100	4,609,814
Vivendi Universal SA	12,400	579,365
TOTAL FRANCE		25,473,239
Germany - 4.2%
Allianz AG (Reg.)	3,607	850,117
Altana AG	36,000	1,685,268
AMB Generali Holding AG	7,600	817,607
Andrea-Noris Zahn	2,679	57,882
Bayer AG	20,200	600,107
Beiersdorf AG	7,300	821,150
Celanese AG (Reg.)	26,269	379,561
Deutsche Boerse AG	25,799	893,022
Deutsche Post AG	25,900	372,131
DIS Deutscher Industrie Service AG	23,300	443,219
E.On AG	21,300	1,110,251
Gehe AG	10,400	389,484
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	3,882	1,025,715
Common Stocks - continued
	Shares	Value (Note 1)
Germany - continued
Pfeiffer Vacuum Technology AG	8,574	$ 249,470
Rhoen-Klinikum AG	10,263	510,007
Schering AG	29,225	1,508,867
Stada Arzneimittel AG	14,315	396,922
Techem AG (a)	30,576	616,583
Wella AG	18,200	786,458
TOTAL GERMANY		13,513,821
Hong Kong - 0.9%
Aeon Credit Service (ASIA) Co. Ltd.	500,000	169,875
ASM Pacific Technology Ltd.	130,500	182,369
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	69,000	1,050,180
CNOOC Ltd. sponsored ADR	42,500	834,275
Hutchison Whampoa Ltd.	55,900	453,300
Television Broadcasts Ltd.	93,000	274,236
TOTAL HONG KONG		2,964,235
India - 0.4%
Dr. Reddy's Laboratories Ltd.	38,864	846,440
Ranbaxy Laboratories Ltd.	25,500	377,505
TOTAL INDIA		1,223,945
Ireland - 2.4%
Anglo Irish Bank Corp. PLC	148,288	453,156
Bank of Ireland, Inc.	242,600	2,151,246
CRH PLC	33,700	521,821
DCC PLC (Ireland)	45,450	423,484
Elan Corp. PLC sponsored ADR (a)	26,800	1,223,420
Independent News & Media PLC (Ireland)	202,314	322,376
Irish Life & Permanent PLC	87,000	920,281
Jefferson Smurfit Group PLC sponsored ADR	48,400	948,640
Riverdeep Group PLC sponsored ADR (a)	18,710	347,258
Ryanair Holdings PLC sponsored ADR (a)	8,200	383,268
TOTAL IRELAND		7,694,950
Israel - 0.2%
Fundtech Ltd. (a)	13,900	71,029
RADWARE Ltd. (a)	5,200	51,376
Teva Pharmaceutical Industries Ltd. sponsored ADR	6,400	395,520
TOTAL ISRAEL		517,925
Italy - 1.8%
Assicurazioni Generali Spa	20,106	550,434
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
Banca Nazionale del Lavoro (BNL)	309,800	$ 682,462
Bayerische Vita Spa	1,300	8,852
Luxottica Group Spa sponsored ADR	65,200	1,027,552
Mediaset Spa	27,900	180,541
Parmalat Finanziaria Spa	287,372	769,135
Recordati Spa	15,300	286,496
Telecom Italia Mobile Spa	56,200	306,651
Telecom Italia Spa	75,500	629,120
Unicredito Italiano Spa	351,033	1,287,455
TOTAL ITALY		5,728,698
Japan - 11.7%
Advantest Corp.	5,200	267,538
Aeon Credit Service Ltd.	5,400	317,517
Anritsu Corp.	25,000	199,673
Asahi Breweries Ltd.	77,000	803,642
Canon, Inc. ADR	41,200	1,205,924
Coca-Cola Central Japan Co. Ltd. (a)	34	240,180
Credit Saison Co. Ltd.	61,900	1,481,152
Daiichi Pharmaceutical Co. Ltd.	28,000	657,411
Daiwa Securities Group, Inc.	158,000	1,032,258
Disco Corp.	3,900	143,961
Fuji Heavy Industries Ltd.	117,000	572,340
Fuji Photo Film Co. Ltd.	27,000	890,813
Heiwa Corp.	23,600	452,920
Hokkaido Coca-Cola Bottling Co. Ltd.	25,000	166,599
Hoya Corp.	14,900	889,498
JAFCO Co. Ltd.	15,700	1,014,185
Japan Telecom Co. Ltd.	99	309,653
Kao Corp.	47,000	1,113,107
Keyence Corp.	6,500	989,996
Kobayashi Pharmaceutical Co. Ltd.	10,300	416,374
Konami Corp.	31,700	986,337
Kyocera Corp.	7,700	534,380
Kyocera Corp. sponsored ADR	5,100	353,940
Mikuni Coca-Cola Bottling Co.	10,000	95,468
Mitsui Sumitomo Insurance Co. Ltd.	100,000	555,329
Mizuho Holdings, Inc.	178	537,852
Nikko Cordial Corp.	432,000	2,331,989
Nintendo Co. Ltd.	9,300	1,433,924
Nippon Foundry, Inc. (a)	102	616,415
Nippon Telegraph & Telephone Corp. sponsored ADR	70,600	1,476,246
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Nipponkoa Insurance Co. Ltd.	108,000	$ 405,717
Nissan Motor Co. Ltd.	276,000	1,217,150
Nomura Holdings, Inc.	200,000	2,629,645
NTT DoCoMo, Inc.	50	677,828
Olympus Optical Co. Ltd.	30,000	445,651
ORIX Corp.	13,000	1,137,036
Paris Miki, Inc.	7,700	238,326
Ricoh Co. Ltd.	15,000	249,898
Rohm Co. Ltd.	3,200	340,515
Shikoku Coca-Cola Bottling Co. Ltd.	20,700	182,403
Showa Shell Sekiyu K.K. Co.	38,000	265,333
Sony Corp. sponsored ADR	19,100	729,620
Square Co. Ltd. (a)	9,900	160,082
Stanley Electric Co. Ltd.	42,000	327,562
Starbucks Coffee Japan Ltd.	29	17,076
Sumitomo Bakelite Co. Ltd.	52,000	328,265
Sumitomo Trust & Banking Ltd.	73,000	406,582
Takeda Chemical Industries Ltd.	48,000	2,324,541
Tanabe Seiyaku Co. Ltd.	38,000	409,637
Terumo Corp.	35,900	593,691
Tokyo Electron Ltd.	12,900	529,906
Tokyo Seimitsu Co. Ltd.	6,400	154,185
Toyoda Gosei Co. Ltd.	25,000	326,051
Toyota Industries Corp.	40,000	672,928
Toyota Motor Corp.	17,700	429,310
Yamada Denki Co. Ltd.	3,600	235,198
TOTAL JAPAN		37,520,757
Korea (South) - 0.9%
Kookmin Bank	44,000	681,642
Kookmin Credit Card Co. Ltd. (a)	21,100	565,499
Samsung Electronics Co. Ltd.	12,530	1,683,930
TOTAL KOREA (SOUTH)		2,931,071
Luxembourg - 0.5%
Espirito Santo Financial Holding SA ADR	64,000	1,024,000
Quilmes Industrial SA sponsored ADR	16,550	165,500
Thiel Logistik AG	17,500	323,437
TOTAL LUXEMBOURG		1,512,937
Mexico - 0.6%
Coca-Cola Femsa SA de CV sponsored ADR	22,400	450,016
Fomento Economico Mexicano SA de CV sponsored ADR	2,600	80,600
Common Stocks - continued
	Shares	Value (Note 1)
Mexico - continued
Grupo Radio Centro SA de CV sponsored ADR	34,900	$ 183,225
Grupo Televisa SA de CV sponsored ADR (a)	12,900	392,805
Telefonos de Mexico SA de CV Series L sponsored ADR	22,500	766,350
TOTAL MEXICO		1,872,996
Netherlands - 7.0%
Akzo Nobel NV	32,300	1,324,506
ASML Holding NV (NY Shares) (a)	60,000	862,800
De Telegraaf Holding NV (Certificaten Van Aandelen)	28,200	422,948
Elsevier NV	97,600	1,134,329
Euronext NV	24,530	409,642
Fugro NV	8,300	424,040
Heineken Holding NV (A Shares)	39,225	1,041,713
Hunter Douglas NV	26,900	611,472
ING Groep NV (Certificaten Van Aandelen)	127,364	3,176,067
Koninklijke Ahold NV	146,381	4,119,427
Koninklijke Boskalis Westminster NV	17,100	475,067
Koninklijke Philips Electronics NV	47,845	1,087,149
OPG Groep NV	9,900	334,218
Rodamco Asia NV	19,803	229,442
Rodamco North America NV	9,610	378,066
STMicroelectronics NV (NY Shares)	21,900	612,543
Unilever NV (NY Shares)	80,500	4,184,390
Vedior NV (Certificaten Van Aandelen)	64,246	589,942
VNU NV	37,400	1,090,887
TOTAL NETHERLANDS		22,508,648
New Zealand - 0.1%
Fletcher Challenge Forests Ltd. (a)	1,655,600	163,487
Norway - 1.6%
DnB Holding ASA	327,600	1,237,672
Gjensidige NOR Sparebank (primary shares certificates)	16,800	471,305
Norsk Hydro AS	39,500	1,505,633
Norske Skogindustrier AS (A Shares)	30,250	472,784
ProSafe ASA (a)	25,850	325,537
Schibsted AS (B Shares)	24,200	216,324
Smedvig ASA (A Shares)	36,100	300,373
Statoil ASA	86,300	596,772
Tandberg ASA (a)	1,200	21,521
TOTAL NORWAY		5,147,921
Common Stocks - continued
	Shares	Value (Note 1)
Panama - 0.6%
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	45,900	$ 1,339,362
Panamerican Beverages, Inc. Class A	31,400	497,376
TOTAL PANAMA		1,836,738
Portugal - 0.2%
Brisa Auto-Estradas de Portugal SA	24,310	216,662
Portugal Telecom SGPS SA (Reg.)	51,000	404,032
TOTAL PORTUGAL		620,694
Russia - 0.2%
YUKOS Corp. sponsored ADR	10,300	549,763
Singapore - 0.4%
DBS Group Holdings Ltd.	72,000	410,639
Fraser & Neave Ltd.	49,000	184,069
Singapore Press Holdings Ltd.	49,000	424,568
Want Want Holdings Ltd.	83,000	146,910
TOTAL SINGAPORE		1,166,186
South Africa - 0.7%
Anglo American Platinum Corp. Ltd.	16,800	548,358
Sappi Ltd.	180,800	1,685,013
TOTAL SOUTH AFRICA		2,233,371
Spain - 3.2%
Actividades de Construccion y Servicios SA (ACS)	6,900	166,164
Altadis SA	26,700	438,669
Amadeus Global Travel Distribution SA Series A	103,597	560,512
Banco Popular Espanol SA (Reg.)	43,376	1,456,537
Banco Santander Central Hispano SA	26,400	203,204
Banco Santander Central Hispano SA ADR	206,900	1,599,337
Cortefiel SA	121,414	655,818
Fomento Construcciones y Contratas SA (FOCSA)	19,000	409,659
Gas Natural SDG SA Series E	35,522	637,975
Grupo Dragados SA	54,100	657,011
Grupo Ferrovial SA	28,571	529,853
Inditex SA	41,900	780,814
Telefonica SA sponsored ADR	59,900	2,124,653
TOTAL SPAIN		10,220,206
Sweden - 2.5%
Capio AB (a)	55,700	349,884
Getinge Industrier AB (B Shares)	39,300	541,632
Investor AB (B Shares)	65,800	641,584
Common Stocks - continued
	Shares	Value (Note 1)
Sweden - continued
Lign Multiwood AB (B Shares) (a)	28,000	$ 9,844
Micronic Laser Systems AB (a)	7,350	66,843
Nobel Biocare AB	39,200	1,488,454
Svenska Cellulosa AB (SCA) (B Shares)	94,700	2,139,742
Svenska Handelsbanken AB (A Shares)	118,449	1,460,332
Swedish Match Co.	257,600	1,328,321
TV 4 AB (A Shares)	5,300	96,896
TOTAL SWEDEN		8,123,532
Switzerland - 4.4%
Baloise Holdings AG (Reg.)	7,550	619,193
Disetronic Holding AG (Reg.)	1,297	980,351
Edipresse SA (Bearer)	1,472	396,401
Inficon Holding AG	7,551	551,109
Julius Baer Holding AG (Bearer)	1,060	323,728
Nestle SA (Reg.)	15,829	3,284,186
Novartis AG (Reg.)	111,821	4,184,989
PubliGroupe SA (Reg.)	365	51,380
Schindler Holding AG (Reg.)	261	358,777
Societe Generale de Surveillance Holding SA (SGS) (Reg.)	779	119,670
Swiss Reinsurance Co. (Reg.)	11,310	1,162,911
Tecan Group AG	9,326	525,690
UBS AG (Reg.)	28,560	1,327,579
Unilabs SA	10,580	301,102
TOTAL SWITZERLAND		14,187,066
Taiwan - 0.7%
Advanced Semiconductor Engineering, Inc.	434,310	220,302
Siliconware Precision Industries Co. Ltd. (a)	479,755	248,916
Taiwan Semiconductor Manufacturing Co. Ltd.	687,960	1,216,393
United Microelectronics Corp.	544,350	448,103
Yuanta Core Pacific Securities Co. Ltd.	350,200	154,291
TOTAL TAIWAN		2,288,005
United Kingdom - 15.0%
Abbey National PLC	44,200	657,992
Aggregate Industries PLC	728,314	922,063
Amdocs Ltd. (a)	18,200	475,202
Anglo American PLC	28,000	358,561
Anglo American PLC ADR	11,805	152,521
Arriva PLC	94,800	402,823
BAA PLC	102,400	818,824
BHP Billiton PLC	222,600	947,488
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Bradford & Bingley PLC	98,100	$ 431,120
British Telecommunications PLC sponsored ADR	19,200	961,728
Cable & Wireless PLC	365,738	1,655,210
Cambridge Antibody Technology Group PLC (a)	16,430	402,148
Capital Radio PLC	45,600	464,500
Carlton Communications PLC	168,100	467,223
Centrica PLC	334,100	1,064,739
Diageo PLC	94,300	942,052
Diageo PLC sponsored ADR	14,100	575,985
Enterprise Inns PLC	50,964	407,895
Fitness First PLC (a)	73,330	453,517
Friends Provident PLC	126,100	335,806
Galen Holdings PLC sponsored ADR	7,600	328,700
GlaxoSmithKline PLC sponsored ADR	91,580	4,881,214
GWR Group PLC	66,800	215,606
HBOS PLC	56,784	640,399
HSBC Holdings PLC (United Kingdom) (Reg.)	76,300	839,452
Informa Group PLC	51,900	128,317
Jarvis PLC	51,700	323,506
Johnson Service Group PLC	77,433	361,141
Kidde PLC	317,000	253,714
Lloyds TSB Group PLC	344,500	3,479,136
London Stock Exchange PLC	139,523	705,543
Maiden Group PLC	65,300	273,956
Matalan PLC	34,200	180,160
Misys PLC	25,900	97,993
Northern Rock PLC	94,400	789,883
Pearson PLC	10,300	123,356
Professional Staff PLC sponsored ADR (a)	30,400	79,040
Prudential PLC	98,400	1,030,980
Reckitt Benckiser PLC	29,000	405,128
Rentokil Initial PLC	292,100	1,052,033
Reuters Group PLC	5,700	53,998
Rio Tinto PLC (Reg.)	51,800	841,234
Royal Bank of Scotland Group PLC	54,400	1,302,229
Safeway PLC	305,846	1,557,735
Scottish Radio Holdings PLC	7,400	89,809
Shell Transport & Trading Co. PLC (Reg.)	253,900	1,885,207
Six Continents PLC	63,300	575,714
SMG PLC	213,929	392,063
Smith & Nephew PLC	237,000	1,333,833
Standard Chartered PLC	50,000	499,861
Common Stocks - continued
	Shares	Value (Note 1)
United Kingdom - continued
Taylor Woodrow PLC	51,944	$ 110,171
Trinity Mirror PLC	209,300	1,203,065
United Business Media PLC	96,387	614,349
Vodafone Group PLC sponsored ADR	371,700	8,593,709
TOTAL UNITED KINGDOM		48,139,631
United States of America - 2.9%
ATMI, Inc. (a)	5,200	99,112
Avon Products, Inc.	4,800	224,784
AVX Corp.	18,200	336,882
Beckman Coulter, Inc.	5,100	216,597
Bristol-Myers Squibb Co.	38,500	2,057,825
Estee Lauder Companies, Inc. Class A	8,400	270,900
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	24,500	271,950
Hollinger International, Inc. Class A	44,800	462,784
Kimberly-Clark Corp.	10,300	571,753
Mettler-Toledo International, Inc. (a)	31,600	1,450,756
Orthofix International NV (a)	30,700	985,470
Pfizer, Inc.	19,400	812,860
Raytheon Co.	10,300	332,175
Synthes-Stratec, Inc. (a)(c)	500	328,834
Thermo Electron Corp.	20,300	429,142
Waters Corp. (a)	10,200	361,998
TOTAL UNITED STATES OF AMERICA		9,213,822
TOTAL COMMON STOCKS (Cost $298,504,093)		275,740,404
Preferred Stocks - 0.3%

Convertible Preferred Stocks - 0.0%
Canada - 0.0%
ITF Optical Technologies, Inc. Series B (e)	857	29,241
Metrophotonics, Inc. Series 2 (e)	8,500	85,000
TOTAL CANADA		114,241
Nonconvertible Preferred Stocks - 0.3%
Germany - 0.3%
Henkel KGaA	12,200	721,916
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
Germany - continued
Rhoen-Klinikum AG	1,000	$ 45,805
Sanacorp Pharmahandel AG	2,941	41,038
TOTAL GERMANY		808,759
TOTAL PREFERRED STOCKS (Cost $1,030,154)		923,000
Investment Companies - 1.8%

Chile - 0.0%
Five Arrows Chile Investment Trust Ltd.	45,500	9,555
China - 0.1%
China Fund, Inc. (a)	15,100	162,174
Templeton China World Fund, Inc.	23,900	183,552
TOTAL CHINA		345,726
India - 0.1%
India Fund (a)	38,700	332,820
Korea (South) - 0.2%
Korea Fund, Inc.	80,942	841,797
Mexico - 0.3%
Mexico Fund, Inc.	52,600	878,420
Multi-National - 1.0%
Blackrock North American Government Income Trust, Inc.	49,000	510,090
MFS Government Markets Income Trust	95,800	645,692
Morgan Stanley Dean Witter Asia-Pacific Fund, Inc.	56,932	376,890
Strategic Global Income Fund, Inc.	32,200	363,860
Templeton Dragon Fund, Inc.	74,900	524,300
Templeton Global Income Fund, Inc.	102,000	676,260
TOTAL MULTI-NATIONAL		3,097,092
Taiwan - 0.1%
Taiwan Fund, Inc.	24,700	213,655
TOTAL INVESTMENT COMPANIES (Cost $6,470,567)		5,719,065
Nonconvertible Bonds - 0.1%
Moody's Ratings (unaudited) (f)			Principal Amount (g)	Value (Note 1)
France - 0.1%
Eurotunnel Finance Ltd. euro 1% 4/30/40 (d) (Cost $317,282)	-	EUR	240	$ 206,620
Government Obligations - 3.2%

France - 0.8%
French Government 5% 1/12/06	Aaa	EUR	2,860,000	2,699,846
Germany - 0.9%
Germany Federal Republic:
5% 2/17/06	Aaa	EUR	960,000	907,711
6% 1/4/07	Aaa	EUR	1,900,000	1,884,259
TOTAL GERMANY				2,791,970
United States of America - 1.5%
Freddie Mac:
5.25% 1/15/06	Aaa	EUR	2,505,000	2,372,294
5.75% 9/15/10	Aaa	EUR	2,465,000	2,386,405
TOTAL UNITED STATES OF AMERICA				4,758,699
TOTAL GOVERNMENT OBLIGATIONS (Cost $10,156,226)				10,250,515
Money Market Funds - 7.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $23,986,428)	23,986,428	23,986,428
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $340,464,750)		316,826,032
NET OTHER ASSETS - 1.2%		3,957,467
NET ASSETS - 100%		$ 320,783,499
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $328,834 or 0.1% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
ITF Optical Technologies, Inc. Series B	10/11/00	$ 89,985
Metrophotonics, Inc. Series 2	9/29/00	$ 85,000
OZ Optics Ltd. unit	8/18/00	$ 79,704
(f) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(g) Principal amount is stated in United States dollars unless otherwise noted.
Other Information

Purchases and sales of securities, other
than short-term securities, aggregated $344,191,880 and $238,095,564, respectively, of which long-term U.S. government and government agency obligations aggregated $4,698,923 and $0, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $7,296 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $193,891 or 0.1% of net assets.

Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $341,771,719. Net unrealized depreciation aggregated $24,945,687, of which $16,410,413 related to appreciated investment securities and $41,356,100 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $41,955,000 of which $6,955,000 and $35,000,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $1,008,800) (cost $340,464,750) - See accompanying schedule		$ 316,826,032
Cash		280,000
Foreign currency held at value (cost $2,949,414)		2,938,566
Receivable for investments sold		2,461,921
Receivable for fund shares sold		1,047,563
Dividends receivable		606,824
Interest receivable		400,900
Other receivables		1,790
Total assets		324,563,596
Liabilities
Payable for investments purchased	$ 1,623,626
Payable for fund shares redeemed	531,888
Accrued management fee	194,158
Distribution fees payable	142,918
Other payables and accrued expenses	147,507
Collateral on securities loaned, at value	1,140,000
Total liabilities		3,780,097
Net Assets		$ 320,783,499
Net Assets consist of:
Paid in capital		$ 388,121,780
Distributions in excess of net investment income		(165,725)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,522,857)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(23,649,699)
Net Assets		$ 320,783,499

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($38,016,298 ÷ 3,201,683 shares)	$11.87
Maximum offering price per share (100/94.25 of $11.87)	$12.59
Class T: Net Asset Value and redemption price per share ($153,127,790 ÷ 12,978,610 shares)	$11.80
Maximum offering price per share (100/96.50 of $11.80)	$12.23
Class B: Net Asset Value and offering price per share ($42,109,587 ÷ 3,605,983 shares) A	$11.68
Class C: Net Asset Value and offering price per share ($44,206,415 ÷ 3,783,311 shares) A	$11.68
Institutional Class: Net Asset Value, offering price and redemption price per share ($43,323,409 ÷ 3,628,634 shares)	$11.94

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 5,963,213
Interest		1,677,529
Security lending		12,180
		7,652,922
Less foreign taxes withheld		(657,958)
Total income		6,994,964
Expenses
Management fee	$ 2,280,111
Transfer agent fees	940,637
Distribution fees	1,736,758
Accounting and security lending fees	192,960
Non-interested trustees' compensation	1,096
Custodian fees and expenses	357,019
Registration fees	120,899
Audit	28,501
Legal	4,156
Interest	3,596
Miscellaneous	119,031
Total expenses before reductions	5,784,764
Expense reductions	(149,629)	5,635,135
Net investment income		1,359,829
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(34,502,135)
Foreign currency transactions	(89,300)	(34,591,435)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(27,123,770)
Assets and liabilities in foreign currencies	927	(27,122,843)
Net gain (loss)		(61,714,278)
Net increase (decrease) in net assets resulting from operations		$ (60,354,449)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 1,359,829	$ 1,995,336
Net realized gain (loss)	(34,591,435)	(5,916,494)
Change in net unrealized appreciation (depreciation)	(27,122,843)	(1,529,312)
Net increase (decrease) in net assets resulting from operations	(60,354,449)	(5,450,470)
Distributions to shareholders From net investment income	(4,827,941)	(146,319)
From net realized gain	-	(959,661)
In excess of net realized gain	-	(100,992)
Total distributions	(4,827,941)	(1,206,972)
Share transactions - net increase (decrease)	117,480,781	216,006,366
Total increase (decrease) in net assets	52,298,391	209,348,924
Net Assets
Beginning of period	268,485,108	59,136,184
End of period (including under (over) distribution of net investment income of $(165,725) and $3,949,570, respectively)	$ 320,783,499	$ 268,485,108

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.54	$ 13.05	$ 10.00
Income from Investment Operations
Net investment income E	.10	.22 F	.01
Net realized and unrealized gain (loss)	(2.48)	1.49 G	3.04
Total from investment operations	(2.38)	1.71	3.05
Less Distributions
From net investment income	(.29)	(.03)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.29)	(.22)	-
Net asset value, end of period	$ 11.87	$ 14.54	$ 13.05
Total Return B, C, D	(16.69)%	13.13%	30.50%
Ratios to Average Net Assets I
Expenses before expense reductions	1.50%	1.52%	2.60% A
Expenses net of voluntary waivers, if any	1.50%	1.52%	2.00% A
Expenses net of all reductions	1.46%	1.50%	1.97% A
Net investment income	.77%	1.44%	.05% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 38,016	$ 27,314	$ 3,841
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.46	$ 13.02	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.17 F	(.02)
Net realized and unrealized gain (loss)	(2.46)	1.49 G	3.04
Total from investment operations	(2.40)	1.66	3.02
Less Distributions
From net investment income	(.26)	(.03)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.26)	(.22)	-
Net asset value, end of period	$ 11.80	$ 14.46	$ 13.02
Total Return B, C, D	(16.90)%	12.78%	30.20%
Ratios to Average Net Assets I
Expenses before expense reductions	1.81%	1.82%	2.84% A
Expenses net of voluntary waivers, if any	1.81%	1.82%	2.25% A
Expenses net of all reductions	1.76%	1.80%	2.22% A
Net investment income (loss)	.47%	1.15%	(.20)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 153,128	$ 139,347	$ 32,132
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.33	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.09 F	(.07)
Net realized and unrealized gain (loss)	(2.44)	1.49 G	3.03
Total from investment operations	(2.45)	1.58	2.96
Less Distributions
From net investment income	(.20)	(.02)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.20)	(.21)	-
Net asset value, end of period	$ 11.68	$ 14.33	$ 12.96
Total Return B, C, D	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets I
Expenses before expense reductions	2.35%	2.36%	3.38% A
Expenses net of voluntary waivers, if any	2.35%	2.36%	2.75% A
Expenses net of all reductions	2.30%	2.34%	2.72% A
Net investment income (loss)	(.07)%	.60%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 42,110	$ 43,758	$ 10,839
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 14.34	$ 12.96	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	.10 F	(.07)
Net realized and unrealized gain (loss)	(2.45)	1.48 G	3.03
Total from investment operations	(2.45)	1.58	2.96
Less Distributions
From net investment income	(.21)	(.01)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.21)	(.20)	-
Net asset value, end of period	$ 11.68	$ 14.34	$ 12.96
Total Return B, C, D	(17.33)%	12.21%	29.60%
Ratios to Average Net Assets I
Expenses before expense reductions	2.28%	2.32%	3.36% A
Expenses net of voluntary waivers, if any	2.28%	2.32%	2.75% A
Expenses net of all reductions	2.24%	2.30%	2.72% A
Net investment income (loss)	(.01)%	.65%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,206	$ 37,765	$ 8,142
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.13 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 14.60	$ 13.08	$ 10.00
Income from Investment Operations
Net investment income D	.14	.26 E	.03
Net realized and unrealized gain (loss)	(2.48)	1.49 F	3.05
Total from investment operations	(2.34)	1.75	3.08
Less Distributions
From net investment income	(.32)	(.04)	-
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.02)	-
Total distributions	(.32)	(.23)	-
Net asset value, end of period	$ 11.94	$ 14.60	$ 13.08
Total Return B, C	(16.38)%	13.42%	30.80%
Ratios to Average Net Assets H
Expenses before expense reductions	1.17%	1.24%	2.34% A
Expenses net of voluntary waivers, if any	1.17%	1.24%	1.75% A
Expenses net of all reductions	1.12%	1.22%	1.72% A
Net investment income	1.11%	1.73%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 43,323	$ 20,300	$ 4,182
Portfolio turnover rate	84%	87%	78% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.13 per share.

F The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Diversified International Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective November 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. This accounting principle change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to net investment income.

The cumulative effect of this accounting change will not have an impact on total net assets but will result in an increase or decrease to the cost of securities held and a corresponding change to accumulated net undistributed realized gain (loss).

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 84,017	$ 310
Class T	.25%	.25%	761,275	2,227
Class B	.75%	.25%	450,909	338,181
Class C	.75%	.25%	440,557	152,272
			$ 1,736,758	$ 492,990

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 127,364	$ 35,956
Class T	159,666	44,701
Class B	144,714	144,714*
Class C	26,918	26,918*
	$ 458,662	$ 252,289

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements.
For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 90,602.27
Class T	489,630.32
Class B	161,953.36
Class C	129,989.29
Institutional Class	68,463.18
	$ 940,637

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,478,681 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $148,720 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $909.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 551,754	$ 10,540
Class T	2,590,097	95,222
Class B	627,919	19,524
Class C	575,744	7,400
Institutional Class	482,427	13,633
Total	$ 4,827,941	$ 146,319
From net realized gain
Class A	$ -	$ 60,373
Class T	-	545,651
Class B	-	167,823
Class C	-	127,217
Institutional Class	-	58,597
Total	$ -	$ 959,661
In excess of net realized gain
Class A	$ -	$ 6,354
Class T	-	57,423
Class B	-	17,661
Class C	-	13,388
Institutional Class	-	6,166
Total	$ -	$ 100,992
	$ 4,827,941	$ 1,206,972

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	3,387,612	2,673,616	$ 45,588,732	$ 41,659,349
Reinvestment of distributions	37,104	5,306	526,509	75,782
Shares redeemed	(2,101,920)	(1,094,417)	(28,467,839)	(16,670,468)
Net increase (decrease)	1,322,796	1,584,505	$ 17,647,402	$ 25,064,663
Class T Shares sold	9,210,564	9,883,624	$ 122,360,251	$ 151,684,553
Reinvestment of distributions	175,695	47,912	2,484,325	682,269
Shares redeemed	(6,042,391)	(2,764,761)	(79,327,412)	(42,543,275)
Net increase (decrease)	3,343,868	7,166,775	$ 45,517,164	$ 109,823,547
Class B Shares sold	1,395,596	2,519,471	$ 18,423,386	$ 38,521,267
Reinvestment of distributions	36,461	12,633	513,003	179,135
Shares redeemed	(878,951)	(315,547)	(11,159,433)	(4,887,648)
Net increase (decrease)	553,106	2,216,557	$ 7,776,956	$ 33,812,754
Class C Shares sold	2,208,118	2,428,332	$ 29,315,617	$ 37,048,372
Reinvestment of distributions	31,036	8,632	436,672	122,491
Shares redeemed	(1,088,716)	(432,373)	(14,174,749)	(6,560,662)
Net increase (decrease)	1,150,438	2,004,591	$ 15,577,540	$ 30,610,201
Institutional Class Shares sold	3,772,160	1,314,105	$ 51,467,764	$ 20,387,308
Reinvestment of distributions	22,940	4,808	326,434	68,755
Shares redeemed	(1,556,853)	(248,303)	(20,832,479)	(3,760,862)
Net increase (decrease)	2,238,247	1,070,610	$ 30,961,719	$ 16,695,201

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/00	$.265	$.016
Class T	12/11/00	$.239	$.016
Class B	12/11/00	$.187	$.016
Class C	12/11/00	$.196	$.016
Institutional Class	12/11/00	$.291	$.016

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

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Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Robert A. Lawrence, Vice President

William Bower, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADIFI-ANN-1201 149824
1.728710.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Europe Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL A	-19.14%	-9.76%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-23.79%	-14.95%
MSCI Europe	-22.61%	-16.40%
European Region Funds Average	-25.89%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class A's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL A	-19.14%	-3.51%
Fidelity Adv Europe Cap App - CL A (incl. 5.75% sales charge)	-23.79%	-5.48%
MSCI Europe	-22.61%	-6.04%
European Region Funds Average	-25.89%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $8,505 - a 14.95% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,360 -
a 16.40% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	-19.30%	-10.34%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	-22.12%	-13.48%
MSCI Europe	-22.61%	-16.40%
European Region Funds Average	-25.89%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class T's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL T	-19.30%	-3.73%
Fidelity Adv Europe Cap App - CL T (incl. 3.50% sales charge)	-22.12%	-4.91%
MSCI Europe	-22.61%	-6.04%
European Region Funds Average	-25.89%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $8,652 - a 13.48% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,360 -
a 16.40% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	-19.75%	-11.80%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-23.76%	-14.45%
MSCI Europe	-22.61%	-16.40%
European Region Funds Average	-25.89%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class B's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL B	-19.75%	-4.27%
Fidelity Adv Europe Cap App - CL B (incl. contingent deferred sales charge)	-23.76%	-5.28%
MSCI Europe	-22.61%	-6.04%
European Region Funds Average	-25.89%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $8,555 - a 14.45% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,360 -
a 16.40% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	-19.71%	-11.60%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	-20.51%	-11.60%
MSCI Europe	-22.61%	-16.40%
European Region Funds Average	-25.89%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Class C's performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - CL C	-19.71%	-4.20%
Fidelity Adv Europe Cap App - CL C (incl. contingent deferred sales charge)	-20.51%	-4.20%
MSCI Europe	-22.61%	-6.04%
European Region Funds Average	-25.89%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $8,840 - an 11.60% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,360 - a 16.40% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12-month period that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -19.14%, -19.30%, -19.75% and -19.71%, respectively. By comparison, the Morgan Stanley Capital International Europe Index posted a total return of -22.61% for the same period, while the European funds average, as tracked by Lipper Inc., returned -25.89%.

Q. It obviously was tough finding strong performance anywhere during the period. So how was the fund able to outperform its benchmarks?

A. Indeed it was a discouraging time to find strong absolute performers. The European economies saw a severe downturn similar to that experienced in the U.S. and elsewhere around the world. Contrary to expectations of a year ago, economic growth ground to a virtual halt, and the stock markets followed that downtick in economic fundamentals as corporate earnings growth also fell significantly. This downturn was further exacerbated by generally high and unrealistic valuations in a number of sectors. Against this backdrop, the fund was able to produce stronger returns than its benchmarks mainly as a result of favorable stock picking, rather than any major sector bet or defensive strategy. I found relative strength in a variety of individual names from a variety of different sectors. My ongoing strategy is to own stocks where the fundamentals remain relatively strong and, more importantly, where market valuations are attractive.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Were there particular sectors where you found strength?

A. I try to be sector-agnostic in my investment approach. I look for good names with good stories and buy stocks that show earnings growth potential that I believe is under-appreciated by the market. That said, there were some specific sectors in which I found strength - in consumer staples, for example, as well as in financials - but again, these positive contributions came more as a result of favorable stock selection than sector weightings. By the same token, performance also benefited from remaining generally underweighted in the technology and telecommunications sectors, where neither fundamentals nor valuations worked in my favor.

Q. Which individual stocks did the most to help performance?

A. There were a number of positive contributors in the consumer arena, among them Castorama Dubois, the Anglo-French do-it-yourself retailer; Altadis, the Franco-Spanish cigarette company; Pernod-Ricard, the French spirits company; and Boots, the U.K.'s leading health and personal care products retailer. Marks & Spencer, the U.K. department store retailer that I considered significantly undervalued, experienced a remarkable turnaround and saw its share price sharply rerated - assigned a higher value - as the company began to deliver on its restructuring plan. Wella, the German hair care company, also performed a good deal better than the market expected. The stock was sold after it had a fantastic run from a depressed base. Among financial sector stocks, the U.K.'s Lloyds TSB Group and France's BNP Paribas - both top five holdings - were able to grow in spite of the poor economic backdrop in Europe. In addition, as proof that it's possible to find good stories almost anywhere, the fund benefited from owning FAG Kugelfischer, a German ball bearings company, which was acquired by another company at a substantial premium during the period.

Q. Were there any particular disappointments?

A. There were a variety of different names with disappointing performance, but really no particular standouts, nor any major blow-ups. The weakest areas of the portfolio continued to be in the mobile telephony and telecommunications equipment sectors, which continued to disappoint the markets based on slowing growth rates and still excessive valuations. The fund's four worst performers on an absolute basis were all telecom-related picks, specifically U.K.-based Vodafone, Finland's Nokia, France-based Alcatel, and Sweden's Ericsson, which is no longer held in the fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your near-term outlook, Ian?

A. Although current economic fundamentals are very weak, I am encouraged by the fiscal and monetary policy responses on both sides of the Atlantic. I am looking to take advantage of near-term uncertainty in order to gain exposure to companies that offer the potential for superior earnings growth over the longer term. I also will look to limit portfolio turnover to a reasonable level, which is currently well below that of the peer group.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2001, more than $24 million

Manager: Ian Hart, since 2000; international equity analyst, 1997-2000; European equity analyst in the U.K., 1994-1997; joined Fidelity in 1994

3

Ian Hart talks about his approach to managing Fidelity Advisor Europe Capital Appreciation Fund:

"This is a diversified, go-anywhere fund that is both sector-agnostic and style-agnostic. By that I mean I don't pursue investments for the fund based on how a particular sector is performing, or on whether growth or value is the hottest style at a given time. As such, I rely heavily on individual stock picking to differentiate it from other funds in its peer group. This strategy was particularly helpful during the past 12 months. Stock selection also helps determine how the fund will perform relative to its benchmark, the Morgan Stanley Capital International Europe Index, which tracks the stocks of a diversified group of European companies. This is where Fidelity's intensive research approach adds considerable value.

"I am very fortunate to have access to a top global research team, based here in Boston as well as in Europe, to help me identify the good stories and new ideas that will add value to the fund. These research analysts also are of enormous assistance in contributing to the rigorous due diligence that's done with all of the individual stocks that may be of interest to us."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	4.6	6.8
Lloyds TSB Group PLC (United Kingdom, Banks)	4.5	2.9
BNP Paribas SA (France, Banks)	4.0	3.4
Altadis SA (Spain, Tobacco)	3.8	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	3.4	2.1
	20.3
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	23.4
Consumer Discretionary	19.7	18.7
Consumer Staples	15.5	11.9
Health Care	15.0	10.1
Energy	6.6	13.1
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	33.4	23.3
France	19.7	21.9
Germany	10.2	11.0
Switzerland	9.2	6.8
Netherlands	8.1	10.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 99.6%	Stocks 95.1%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 4.9%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
Belgium - 1.5%
Delhaize Freres & Compagnie Le Lion SA	4,500	$ 247,119
KBC Bancassurance Holding NV	4,500	123,559
TOTAL BELGIUM		370,678
Denmark - 1.5%
Bang & Olufsen AS Series B	3,500	63,283
Danske Bank AS	9,600	142,227
Novo-Nordisk AS Series B	3,696	149,969
TOTAL DENMARK		355,479
Finland - 2.0%
Nokia Corp.	22,840	468,448
France - 19.7%
Alcatel SA (RFD)	5,694	85,011
Aventis SA (France)	4,300	314,545
AXA SA de CV	9,496	207,735
BNP Paribas SA	11,523	958,519
Castorama Dubois Investissements SA	5,959	283,787
ILOG SA sponsored ADR (a)	21,300	170,400
Pernod-Ricard	7,900	552,956
Sanofi-Synthelabo SA	5,100	336,311
SEB SA	12,300	620,092
TotalFinaElf SA Class B	8,017	1,118,212
Valeo SA	2,400	82,103
TOTAL FRANCE		4,729,671
Germany - 10.2%
Allianz AG (Reg.)	1,333	314,169
Deutsche Boerse AG	5,576	193,011
Deutsche Lufthansa AG (Reg.)	26,900	283,336
Fresenius Medical Care AG	2,200	136,400
Fresenius Medical Care AG sponsored ADR	1	21
Gehe AG	7,700	288,368
Hochtief AG	4,700	57,967
Infineon Technologies AG	6,300	94,999
Karstadt Quelle AG	13,300	427,448
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,332	351,946
Schering AG	4,675	241,367
Zapf Creation AG	2,900	70,490
TOTAL GERMANY		2,459,522
Common Stocks - continued
	Shares	Value (Note 1)
Greece - 0.1%
Antenna TV SA sponsored ADR (a)	7,900	$ 29,625
Ireland - 0.5%
Independent News & Media PLC (Ireland)	80,800	128,750
Italy - 3.0%
Banca Nazionale del Lavoro (BNL)	160,300	353,127
Intesabci Spa	59,450	139,098
Telecom Italia Mobile Spa	25,300	138,047
Telecom Italia Spa	11,900	99,159
TOTAL ITALY		729,431
Netherlands - 8.1%
Hunter Douglas NV	5,600	127,295
ING Groep NV (Certificaten Van Aandelen)	14,381	358,618
Koninklijke Ahold NV	5,802	163,279
Koninklijke KPN NV	10,300	39,872
Koninklijke Philips Electronics NV	13,764	312,750
Laurus NV (a)	72,600	289,537
Randstad Holdings NV	8,000	99,820
Royal Dutch Petroleum Co. (Hague Registry)	9,700	489,947
Wegener NV	9,300	66,811
TOTAL NETHERLANDS		1,947,929
South Africa - 1.2%
Harmony Gold Mining Co. Ltd.	48,300	280,317
Spain - 7.8%
Altadis SA	55,700	915,127
Banco Santander Central Hispano SA	48,960	376,852
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	30,300	165,575
Cortefiel SA	18,000	97,227
Sol Melia SA	30,600	207,985
Telefonica SA (a)	9,523	114,365
TOTAL SPAIN		1,877,131
Sweden - 1.4%
Electrolux AB (B Shares)	28,001	336,030
Switzerland - 9.2%
Barry Callebaut AG	1,060	104,449
Credit Suisse Group (Reg.)	14,584	532,875
Novartis AG (Reg.)	14,577	545,556
Roche Holding AG (participation certificate)	4,600	318,838
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
UBS AG (Reg.)	11,969	$ 556,365
Zurich Financial Services AG	623	142,605
TOTAL SWITZERLAND		2,200,688
United Kingdom - 33.4%
AstraZeneca PLC (United Kingdom)	6,400	288,704
Avis Europe PLC	47,500	80,354
Barclays PLC	9,600	289,177
Boots Co. PLC	18,020	158,647
British Airways PLC	94,600	205,116
British Land Co. PLC	55,000	356,160
British Telecommunications PLC	46,900	234,922
Carlton Communications PLC	146,900	408,299
Diageo PLC	45,800	457,540
EMAP PLC	29,600	287,303
F. I. Group PLC	14,200	62,570
GlaxoSmithKline PLC	30,625	816,156
Johnston Press PLC	22,100	95,869
Lloyds TSB Group PLC	108,200	1,092,721
Logica PLC	8,600	93,110
Lonmin PLC	7,600	87,370
Marks & Spencer PLC	61,100	255,180
Prudential PLC	27,400	287,082
SMG PLC	102,300	187,483
Somerfield PLC (a)	155,200	232,622
SSL International PLC	22,000	166,475
Trinity Mirror PLC	115,100	661,599
Unilever PLC	82,500	599,156
Vodafone Group PLC	275,910	637,906
TOTAL UNITED KINGDOM		8,041,521
TOTAL COMMON STOCKS (Cost $26,067,805)		23,955,220
Money Market Funds - 0.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b) (Cost $26,293)	26,293	$ 26,293
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $26,094,098)		23,981,513
NET OTHER ASSETS - 0.3%		64,501
NET ASSETS - 100%		$ 24,046,014
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $26,385,823 and $30,580,744, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost
of investment securities for income tax purposes was $26,433,087. Net unrealized depreciation aggregated $2,451,574, of which $1,535,220 related to appreciated investment securities and $3,986,794 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $3,553,000 of which $635,000 and $2,918,000 will expire on October 31, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $26,094,098) - See accompanying schedule		$ 23,981,513
Receivable for investments sold		281,966
Receivable for fund shares sold		9,073
Dividends receivable		71,985
Interest receivable		1,529
Total assets		24,346,066
Liabilities
Payable for investments purchased	$ 151,465
Payable for fund shares redeemed	85,443
Accrued management fee	4,510
Distribution fees payable	13,986
Other payables and accrued expenses	44,648
Total liabilities		300,052
Net Assets		$ 24,046,014
Net Assets consist of:
Paid in capital		$ 30,061,602
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,903,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,111,702)
Net Assets		$ 24,046,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,577,383 ÷ 286,400 shares)	$9.00
Maximum offering price per share (100/94.25 of $9.00)	$9.55
Class T: Net Asset Value and redemption price per share ($9,749,105 ÷ 1,089,225 shares)	$8.95
Maximum offering price per share (100/96.50 of $8.95)	$9.27
Class B: Net Asset Value and offering price per share ($6,506,997 ÷ 737,390 shares) A	$8.82
Class C: Net Asset Value and offering price per share ($4,392,874 ÷ 497,158 shares) A	$8.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($819,655 ÷ 90,533 shares)	$9.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 686,326
Interest		81,475
		767,801
Less foreign taxes withheld		(91,191)
Total income		676,610
Expenses
Management fee	$ 235,905
Transfer agent fees	128,728
Distribution fees	218,933
Accounting fees and expenses	61,538
Non-interested trustees' compensation	118
Custodian fees and expenses	50,677
Registration fees	73,309
Audit	34,427
Legal	528
Miscellaneous	26,369
Total expenses before reductions	830,532
Expense reductions	(63,227)	767,305
Net investment income (loss)		(90,695)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,110,179)
Foreign currency transactions	11,410	(3,098,769)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,701,488)
Assets and liabilities in foreign currencies	5,239	(3,696,249)
Net gain (loss)		(6,795,018)
Net increase (decrease) in net assets resulting from operations		$ (6,885,713)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (90,695)	$ (180,893)
Net realized gain (loss)	(3,098,769)	49,809
Change in net unrealized appreciation (depreciation)	(3,696,249)	(22,461)
Net increase (decrease) in net assets resulting from operations	(6,885,713)	(153,545)
Distributions to shareholders from net investment income	-	(30,237)
Share transactions - net increase (decrease)	(4,517,634)	12,733,299
Total increase (decrease) in net assets	(11,403,347)	12,549,517
Net Assets
Beginning of period	35,449,361	22,899,844
End of period (including over distribution of net investment income of $0 and $5,530, respectively)	$ 24,046,014	$ 35,449,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.02)	.05
Net realized and unrealized gain (loss)	(2.14)	.62	.51
Total from investment operations	(2.13)	.60	.56
Less Distributions
From net investment income	-	(.03)	-
Net asset value, end of period	$ 9.00	$ 11.13	$ 10.56
Total Return B, C, D	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.95%	1.93%	1.96% A
Net investment income (loss)	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	(2.13)	.62	.51
Total from investment operations	(2.14)	.57	.54
Less Distributions
From net investment income	-	(.02)	-
Net asset value, end of period	$ 8.95	$ 11.09	$ 10.54
Total Return B, C, D	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.25%	2.24%	2.25% A
Expenses net of all reductions	2.19%	2.20%	2.21% A
Net investment income (loss)	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	(2.11)	.62	.50
Total from investment operations	(2.17)	.51	.48
Net asset value, end of period	$ 8.82	$ 10.99	$ 10.48
Total Return B, C, D	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.70%	2.71%	2.71% A
Net investment income (loss)	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	(2.11)	.62	.51
Total from investment operations	(2.17)	.52	.49
Net asset value, end of period	$ 8.84	$ 11.01	$ 10.49
Total Return B, C, D	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.70%	2.63%	2.71% A
Net investment income	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.02	.07
Net realized and unrealized gain (loss)	(2.15)	.61	.51
Total from investment operations	(2.11)	.63	.58
Less Distributions
From net investment income	-	(.05)	-
Net asset value, end of period	$ 9.05	$ 11.16	$ 10.58
Total Return B, C	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.69%	1.66%	1.71% A
Net investment income (loss)	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 820	$ 1,193	$ 838
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,090	$ 426
Class T	.25%	.25%	70,688	467
Class B	.75%	.25%	78,867	59,163
Class C	.75%	.25%	61,288	13,644
			$ 218,933	$ 73,700

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,255	$ 2,802
Class T	20,047	4,750
Class B	36,260	36,260 *
Class C	1,510	1,510 *
	$ 67,072	$ 45,322

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,547.42
Class T	57,851.41
Class B	35,738.45
Class C	18,982.31
Institutional Class	2,610.26
	$ 128,728

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $81,412 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 5,145
Class T	2.25%	21,834
Class B	2.75%	15,196
Class C	2.75%	3,089
Institutional Class	1.75%	29
		$ 45,293

Certain security trades were directed to brokers who paid $17,934 of the fund's expenses.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ -	$ 6,069
Class T	-	20,045
Institutional Class	-	4,123
Total	$ -	$ 30,237

8. Other Information.

At the end of the period, one unaffiliated shareholder held 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	655,078	373,657	$ 6,713,667	$ 4,565,707
Reinvestment of distributions	-	506	-	5,777
Shares redeemed	(683,304)	(254,574)	(6,981,146)	(3,013,956)
Net increase (decrease)	(28,226)	119,589	$ (267,479)	$ 1,557,528
Class T Shares sold	1,166,309	1,077,009	$ 12,776,249	$ 12,883,109
Reinvestment of distributions	-	1,710	-	19,490
Shares redeemed	(1,475,080)	(851,689)	(15,555,028)	(9,965,209)
Net increase (decrease)	(308,771)	227,030	$ (2,778,779)	$ 2,937,390
Class B Shares sold	303,986	588,134	$ 3,163,138	$ 7,107,623
Shares redeemed	(306,569)	(207,224)	(3,045,530)	(2,542,655)
Net increase (decrease)	(2,583)	380,910	$ 117,608	$ 4,564,968
Class C Shares sold	212,140	438,409	$ 2,159,797	$ 5,321,772
Shares redeemed	(361,699)	(163,047)	(3,574,253)	(1,979,745)
Net increase (decrease)	(149,559)	275,362	$ (1,414,456)	$ 3,342,027
Institutional Class Shares sold	13,115	63,574	$ 135,502	$ 753,492
Reinvestment of distributions	-	216	-	2,469
Shares redeemed	(29,488)	(36,090)	(310,030)	(424,575)
Net increase (decrease)	(16,373)	27,700	$ (174,528)	$ 331,386

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Ian Hart, Vice President

Richard Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEUR-ANN-1201 149865
1.728711.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Europe Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Independent Auditors' Report	30	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - Inst CL	-18.91%	-9.10%
MSCI Europe	-22.61%	-16.40%
European Region Funds Average	-25.89%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Morgan Stanley Capital InternationalSM  Europe Index (MSCI Europe) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 2001, the index included over 500 equity securities of countries domiciled in 15 European countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the European region funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 172 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Europe Cap App - Inst CL	-18.91%	-3.27%
MSCI Europe	-22.61%	-6.04%
European Region Funds Average	-25.89%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $9,090 - a 9.10% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,360 -
a 16.40% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Ian Hart, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund

Q. How did the fund perform, Ian?

A. For the 12-month period that ended October 31, 2001, the fund's Institutional Class shares posted a total return of -18.91%. By comparison, the Morgan Stanley Capital International Europe Index returned -22.61% for the same period, while the European funds average, as tracked by Lipper Inc., returned -25.89%.

Q. It obviously was tough finding strong performance anywhere during the period. So how was the fund able to outperform its benchmarks?

A. Indeed it was a discouraging time to find strong absolute performers. The European economies saw a severe downturn similar to that experienced in the U.S. and elsewhere around the world. Contrary to expectations of a year ago, economic growth ground to a virtual halt, and the stock markets followed that downtick in economic fundamentals as corporate earnings growth also fell significantly. This downturn was further exacerbated by generally high and unrealistic valuations in a number of sectors. Against this backdrop, the fund was able to produce stronger returns than its benchmarks mainly as a result of favorable stock picking, rather than any major sector bet or defensive strategy. I found relative strength in a variety of individual names from a variety of different sectors. My ongoing strategy is to own stocks where the fundamentals remain relatively strong and, more importantly, where market valuations are attractive.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Were there particular sectors where you found strength?

A. I try to be sector-agnostic in my investment approach. I look for good names with good stories and buy stocks that show earnings growth potential that I believe is under-appreciated by the market. That said, there were some specific sectors in which I found strength - in consumer staples, for example, as well as in financials - but again, these positive contributions came more as a result of favorable stock selection than sector weightings. By the same token, performance also benefited from remaining generally underweighted in the technology and telecommunications sectors, where neither fundamentals nor valuations worked in my favor.

Q. Which individual stocks did the most to help performance?

A. There were a number of positive contributors in the consumer arena, among them Castorama Dubois, the Anglo-French do-it-yourself retailer; Altadis, the Franco-Spanish cigarette company; Pernod-Ricard, the French spirits company; and Boots, the U.K.'s leading health and personal care products retailer. Marks & Spencer, the U.K. department store retailer that I considered significantly undervalued, experienced a remarkable turnaround and saw its share price sharply rerated - assigned a higher value - as the company began to deliver on its restructuring plan. Wella, the German hair care company, also performed a good deal better than the market expected. The stock was sold after it had a fantastic run from a depressed base. Among financial sector stocks, the U.K.'s Lloyds TSB Group and France's BNP Paribas - both top five holdings - were able to grow in spite of the poor economic backdrop in Europe. In addition, as proof that it's possible to find good stories almost anywhere, the fund benefited from owning FAG Kugelfischer, a German ball bearings company, which was acquired by another company at a substantial premium during the period.

Q. Were there any particular disappointments?

A. There were a variety of different names with disappointing performance, but really no particular standouts, nor any major blow-ups. The weakest areas of the portfolio continued to be in the mobile telephony and telecommunications equipment sectors, which continued to disappoint the markets based on slowing growth rates and still excessive valuations. The fund's four worst performers on an absolute basis were all telecom-related picks, specifically U.K.-based Vodafone, Finland's Nokia, France-based Alcatel, and Sweden's Ericsson, which is no longer held in the fund.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your near-term outlook, Ian?

A. Although current economic fundamentals are very weak, I am encouraged by the fiscal and monetary policy responses on both sides of the Atlantic. I am looking to take advantage of near-term uncertainty in order to gain exposure to companies that offer the potential for superior earnings growth over the longer term. I also will look to limit portfolio turnover to a reasonable level, which is currently well below that of the peer group.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of European issuers

Start date: December 17, 1998

Size: as of October 31, 2001, more than $24 million

Manager: Ian Hart, since 2000; international equity analyst, 1997-2000; European equity analyst in the U.K., 1994-1997; joined Fidelity in 1994

3

Ian Hart talks about his approach to managing Fidelity Advisor Europe Capital Appreciation Fund:

"This is a diversified, go-anywhere fund that is both sector-agnostic and style-agnostic. By that I mean I don't pursue investments for the fund based on how a particular sector is performing, or on whether growth or value is the hottest style at a given time. As such, I rely heavily on individual stock picking to differentiate it from other funds in its peer group. This strategy was particularly helpful during the past 12 months. Stock selection also helps determine how the fund will perform relative to its benchmark, the Morgan Stanley Capital International Europe Index, which tracks the stocks of a diversified group of European companies. This is where Fidelity's intensive research approach adds considerable value.

"I am very fortunate to have access to a top global research team, based here in Boston as well as in Europe, to help me identify the good stories and new ideas that will add value to the fund. These research analysts also are of enormous assistance in contributing to the rigorous due diligence that's done with all of the individual stocks that may be of interest to us."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
TotalFinaElf SA Class B (France, Oil & Gas)	4.6	6.8
Lloyds TSB Group PLC (United Kingdom, Banks)	4.5	2.9
BNP Paribas SA (France, Banks)	4.0	3.4
Altadis SA (Spain, Tobacco)	3.8	1.6
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	3.4	2.1
	20.3
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.8	23.4
Consumer Discretionary	19.7	18.7
Consumer Staples	15.5	11.9
Health Care	15.0	10.1
Energy	6.6	13.1
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	33.4	23.3
France	19.7	21.9
Germany	10.2	11.0
Switzerland	9.2	6.8
Netherlands	8.1	10.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 99.6%	Stocks 95.1%
Short-Term Investments and Net Other Assets 0.4%	Short-Term Investments and Net Other Assets 4.9%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (Note 1)
Belgium - 1.5%
Delhaize Freres & Compagnie Le Lion SA	4,500	$ 247,119
KBC Bancassurance Holding NV	4,500	123,559
TOTAL BELGIUM		370,678
Denmark - 1.5%
Bang & Olufsen AS Series B	3,500	63,283
Danske Bank AS	9,600	142,227
Novo-Nordisk AS Series B	3,696	149,969
TOTAL DENMARK		355,479
Finland - 2.0%
Nokia Corp.	22,840	468,448
France - 19.7%
Alcatel SA (RFD)	5,694	85,011
Aventis SA (France)	4,300	314,545
AXA SA de CV	9,496	207,735
BNP Paribas SA	11,523	958,519
Castorama Dubois Investissements SA	5,959	283,787
ILOG SA sponsored ADR (a)	21,300	170,400
Pernod-Ricard	7,900	552,956
Sanofi-Synthelabo SA	5,100	336,311
SEB SA	12,300	620,092
TotalFinaElf SA Class B	8,017	1,118,212
Valeo SA	2,400	82,103
TOTAL FRANCE		4,729,671
Germany - 10.2%
Allianz AG (Reg.)	1,333	314,169
Deutsche Boerse AG	5,576	193,011
Deutsche Lufthansa AG (Reg.)	26,900	283,336
Fresenius Medical Care AG	2,200	136,400
Fresenius Medical Care AG sponsored ADR	1	21
Gehe AG	7,700	288,368
Hochtief AG	4,700	57,967
Infineon Technologies AG	6,300	94,999
Karstadt Quelle AG	13,300	427,448
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	1,332	351,946
Schering AG	4,675	241,367
Zapf Creation AG	2,900	70,490
TOTAL GERMANY		2,459,522
Common Stocks - continued
	Shares	Value (Note 1)
Greece - 0.1%
Antenna TV SA sponsored ADR (a)	7,900	$ 29,625
Ireland - 0.5%
Independent News & Media PLC (Ireland)	80,800	128,750
Italy - 3.0%
Banca Nazionale del Lavoro (BNL)	160,300	353,127
Intesabci Spa	59,450	139,098
Telecom Italia Mobile Spa	25,300	138,047
Telecom Italia Spa	11,900	99,159
TOTAL ITALY		729,431
Netherlands - 8.1%
Hunter Douglas NV	5,600	127,295
ING Groep NV (Certificaten Van Aandelen)	14,381	358,618
Koninklijke Ahold NV	5,802	163,279
Koninklijke KPN NV	10,300	39,872
Koninklijke Philips Electronics NV	13,764	312,750
Laurus NV (a)	72,600	289,537
Randstad Holdings NV	8,000	99,820
Royal Dutch Petroleum Co. (Hague Registry)	9,700	489,947
Wegener NV	9,300	66,811
TOTAL NETHERLANDS		1,947,929
South Africa - 1.2%
Harmony Gold Mining Co. Ltd.	48,300	280,317
Spain - 7.8%
Altadis SA	55,700	915,127
Banco Santander Central Hispano SA	48,960	376,852
Corporacion Mapfre Compania Internacional de Reaseguros SA (Reg.)	30,300	165,575
Cortefiel SA	18,000	97,227
Sol Melia SA	30,600	207,985
Telefonica SA (a)	9,523	114,365
TOTAL SPAIN		1,877,131
Sweden - 1.4%
Electrolux AB (B Shares)	28,001	336,030
Switzerland - 9.2%
Barry Callebaut AG	1,060	104,449
Credit Suisse Group (Reg.)	14,584	532,875
Novartis AG (Reg.)	14,577	545,556
Roche Holding AG (participation certificate)	4,600	318,838
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
UBS AG (Reg.)	11,969	$ 556,365
Zurich Financial Services AG	623	142,605
TOTAL SWITZERLAND		2,200,688
United Kingdom - 33.4%
AstraZeneca PLC (United Kingdom)	6,400	288,704
Avis Europe PLC	47,500	80,354
Barclays PLC	9,600	289,177
Boots Co. PLC	18,020	158,647
British Airways PLC	94,600	205,116
British Land Co. PLC	55,000	356,160
British Telecommunications PLC	46,900	234,922
Carlton Communications PLC	146,900	408,299
Diageo PLC	45,800	457,540
EMAP PLC	29,600	287,303
F. I. Group PLC	14,200	62,570
GlaxoSmithKline PLC	30,625	816,156
Johnston Press PLC	22,100	95,869
Lloyds TSB Group PLC	108,200	1,092,721
Logica PLC	8,600	93,110
Lonmin PLC	7,600	87,370
Marks & Spencer PLC	61,100	255,180
Prudential PLC	27,400	287,082
SMG PLC	102,300	187,483
Somerfield PLC (a)	155,200	232,622
SSL International PLC	22,000	166,475
Trinity Mirror PLC	115,100	661,599
Unilever PLC	82,500	599,156
Vodafone Group PLC	275,910	637,906
TOTAL UNITED KINGDOM		8,041,521
TOTAL COMMON STOCKS (Cost $26,067,805)		23,955,220
Money Market Funds - 0.1%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b) (Cost $26,293)	26,293	$ 26,293
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $26,094,098)		23,981,513
NET OTHER ASSETS - 0.3%		64,501
NET ASSETS - 100%		$ 24,046,014
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $26,385,823 and $30,580,744, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost
of investment securities for income tax purposes was $26,433,087. Net unrealized depreciation aggregated $2,451,574, of which $1,535,220 related to appreciated investment securities and $3,986,794 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $3,553,000 of which $635,000 and $2,918,000 will expire on October 31, 2007 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $26,094,098) - See accompanying schedule		$ 23,981,513
Receivable for investments sold		281,966
Receivable for fund shares sold		9,073
Dividends receivable		71,985
Interest receivable		1,529
Total assets		24,346,066
Liabilities
Payable for investments purchased	$ 151,465
Payable for fund shares redeemed	85,443
Accrued management fee	4,510
Distribution fees payable	13,986
Other payables and accrued expenses	44,648
Total liabilities		300,052
Net Assets		$ 24,046,014
Net Assets consist of:
Paid in capital		$ 30,061,602
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,903,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,111,702)
Net Assets		$ 24,046,014

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,577,383 ÷ 286,400 shares)	$9.00
Maximum offering price per share (100/94.25 of $9.00)	$9.55
Class T: Net Asset Value and redemption price per share ($9,749,105 ÷ 1,089,225 shares)	$8.95
Maximum offering price per share (100/96.50 of $8.95)	$9.27
Class B: Net Asset Value and offering price per share ($6,506,997 ÷ 737,390 shares) A	$8.82
Class C: Net Asset Value and offering price per share ($4,392,874 ÷ 497,158 shares) A	$8.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($819,655 ÷ 90,533 shares)	$9.05

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 686,326
Interest		81,475
		767,801
Less foreign taxes withheld		(91,191)
Total income		676,610
Expenses
Management fee	$ 235,905
Transfer agent fees	128,728
Distribution fees	218,933
Accounting fees and expenses	61,538
Non-interested trustees' compensation	118
Custodian fees and expenses	50,677
Registration fees	73,309
Audit	34,427
Legal	528
Miscellaneous	26,369
Total expenses before reductions	830,532
Expense reductions	(63,227)	767,305
Net investment income (loss)		(90,695)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,110,179)
Foreign currency transactions	11,410	(3,098,769)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,701,488)
Assets and liabilities in foreign currencies	5,239	(3,696,249)
Net gain (loss)		(6,795,018)
Net increase (decrease) in net assets resulting from operations		$ (6,885,713)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (90,695)	$ (180,893)
Net realized gain (loss)	(3,098,769)	49,809
Change in net unrealized appreciation (depreciation)	(3,696,249)	(22,461)
Net increase (decrease) in net assets resulting from operations	(6,885,713)	(153,545)
Distributions to shareholders from net investment income	-	(30,237)
Share transactions - net increase (decrease)	(4,517,634)	12,733,299
Total increase (decrease) in net assets	(11,403,347)	12,549,517
Net Assets
Beginning of period	35,449,361	22,899,844
End of period (including over distribution of net investment income of $0 and $5,530, respectively)	$ 24,046,014	$ 35,449,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.13	$ 10.56	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.01	(.02)	.05
Net realized and unrealized gain (loss)	(2.14)	.62	.51
Total from investment operations	(2.13)	.60	.56
Less Distributions
From net investment income	-	(.03)	-
Net asset value, end of period	$ 9.00	$ 11.13	$ 10.56
Total Return B, C, D	(19.14)%	5.67%	5.60%
Ratios to Average Net Assets G
Expenses before expense reductions	2.16%	1.97%	3.52% A
Expenses net of voluntary waivers, if any	2.00%	1.97%	2.00% A
Expenses net of all reductions	1.95%	1.93%	1.96% A
Net investment income (loss)	.14%	(.14)%	.56% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,577	$ 3,501	$ 2,060
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.09	$ 10.54	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.05)	.03
Net realized and unrealized gain (loss)	(2.13)	.62	.51
Total from investment operations	(2.14)	.57	.54
Less Distributions
From net investment income	-	(.02)	-
Net asset value, end of period	$ 8.95	$ 11.09	$ 10.54
Total Return B, C, D	(19.30)%	5.40%	5.40%
Ratios to Average Net Assets G
Expenses before expense reductions	2.40%	2.24%	3.72% A
Expenses net of voluntary waivers, if any	2.25%	2.24%	2.25% A
Expenses net of all reductions	2.19%	2.20%	2.21% A
Net investment income (loss)	(.10)%	(.41)%	.31% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,749	$ 15,505	$ 12,343
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.99	$ 10.48	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.11)	(.02)
Net realized and unrealized gain (loss)	(2.11)	.62	.50
Total from investment operations	(2.17)	.51	.48
Net asset value, end of period	$ 8.82	$ 10.99	$ 10.48
Total Return B, C, D	(19.75)%	4.87%	4.80%
Ratios to Average Net Assets G
Expenses before expense reductions	2.95%	2.81%	4.29% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.70%	2.71%	2.71% A
Net investment income (loss)	(.61)%	(.91)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,507	$ 8,132	$ 3,765
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.01	$ 10.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.02)
Net realized and unrealized gain (loss)	(2.11)	.62	.51
Total from investment operations	(2.17)	.52	.49
Net asset value, end of period	$ 8.84	$ 11.01	$ 10.49
Total Return B, C, D	(19.71)%	4.96%	4.90%
Ratios to Average Net Assets G
Expenses before expense reductions	2.80%	2.67%	4.16% A
Expenses net of voluntary waivers, if any	2.75%	2.67%	2.75% A
Expenses net of all reductions	2.70%	2.63%	2.71% A
Net investment income	(.61)%	(.84)%	(.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,393	$ 7,117	$ 3,894
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 17, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 10.58	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	.02	.07
Net realized and unrealized gain (loss)	(2.15)	.61	.51
Total from investment operations	(2.11)	.63	.58
Less Distributions
From net investment income	-	(.05)	-
Net asset value, end of period	$ 9.05	$ 11.16	$ 10.58
Total Return B, C	(18.91)%	5.94%	5.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.75%	1.70%	3.31% A
Expenses net of voluntary waivers, if any	1.75%	1.70%	1.75% A
Expenses net of all reductions	1.69%	1.66%	1.71% A
Net investment income (loss)	.40%	.14%	.81% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 820	$ 1,193	$ 838
Portfolio turnover rate	85%	151%	164% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 8,090	$ 426
Class T	.25%	.25%	70,688	467
Class B	.75%	.25%	78,867	59,163
Class C	.75%	.25%	61,288	13,644
			$ 218,933	$ 73,700

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 9,255	$ 2,802
Class T	20,047	4,750
Class B	36,260	36,260 *
Class C	1,510	1,510 *
	$ 67,072	$ 45,322

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 13,547.42
Class T	57,851.41
Class B	35,738.45
Class C	18,982.31
Institutional Class	2,610.26
	$ 128,728

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $81,412 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 5,145
Class T	2.25%	21,834
Class B	2.75%	15,196
Class C	2.75%	3,089
Institutional Class	1.75%	29
		$ 45,293

Certain security trades were directed to brokers who paid $17,934 of the fund's expenses.

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ -	$ 6,069
Class T	-	20,045
Institutional Class	-	4,123
Total	$ -	$ 30,237

8. Other Information.

At the end of the period, one unaffiliated shareholder held 10% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	655,078	373,657	$ 6,713,667	$ 4,565,707
Reinvestment of distributions	-	506	-	5,777
Shares redeemed	(683,304)	(254,574)	(6,981,146)	(3,013,956)
Net increase (decrease)	(28,226)	119,589	$ (267,479)	$ 1,557,528
Class T Shares sold	1,166,309	1,077,009	$ 12,776,249	$ 12,883,109
Reinvestment of distributions	-	1,710	-	19,490
Shares redeemed	(1,475,080)	(851,689)	(15,555,028)	(9,965,209)
Net increase (decrease)	(308,771)	227,030	$ (2,778,779)	$ 2,937,390
Class B Shares sold	303,986	588,134	$ 3,163,138	$ 7,107,623
Shares redeemed	(306,569)	(207,224)	(3,045,530)	(2,542,655)
Net increase (decrease)	(2,583)	380,910	$ 117,608	$ 4,564,968
Class C Shares sold	212,140	438,409	$ 2,159,797	$ 5,321,772
Shares redeemed	(361,699)	(163,047)	(3,574,253)	(1,979,745)
Net increase (decrease)	(149,559)	275,362	$ (1,414,456)	$ 3,342,027
Institutional Class Shares sold	13,115	63,574	$ 135,502	$ 753,492
Reinvestment of distributions	-	216	-	2,469
Shares redeemed	(29,488)	(36,090)	(310,030)	(424,575)
Net increase (decrease)	(16,373)	27,700	$ (174,528)	$ 331,386

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Europe Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Ian Hart, Vice President

Richard Spillane, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEURI-ANN-1201 149867
1.728712.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Global Equity

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	29	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	38	Notes to the financial statements.
Report of Independent Accountants	45	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity ® Adv Global Equity - CL A	-22.66%	-0.36%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	-27.11%	-6.08%
MSCI® World	-25.51%	-11.87%
Global Funds Average	-25.93%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM World Index (MSCI® World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,200 equity securities of companies domiciled in 26 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL A	-22.66%	-0.12%
Fidelity Adv Global Equity - CL A (incl. 5.75% sales charge)	-27.11%	-2.16%
MSCI World	-25.51%	-4.30%
Global Funds Average	-25.93%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $9,392 - a 6.08% decrease on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,813 - an 11.87% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	-23.02%	-1.12%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	-25.71%	-4.58%
MSCI World	-25.51%	-11.87%
Global Funds Average	-25.93%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,200 equity securities of companies domiciled in 26 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL T	-23.02%	-0.39%
Fidelity Adv Global Equity - CL T (incl. 3.50% sales charge)	-25.71%	-1.62%
MSCI World	-25.51%	-4.30%
Global Funds Average	-25.93%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $9,542 - a 4.58% decrease on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,813 - an 11.87% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	-23.40%	-2.62%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	-27.23%	-5.49%
MSCI World	-25.51%	-11.87%
Global Funds Average	-25.93%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,200 equity securities of companies domiciled in 26 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL B	-23.40%	-0.92%
Fidelity Adv Global Equity - CL B (incl. contingent deferred sales charge)	-27.23%	-1.94%
MSCI World	-25.51%	-4.30%
Global Funds Average	-25.93%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,451 - a 5.49% decrease on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,813 - an 11.87% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Global Equity Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	-23.30%	-2.42%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	-24.07%	-2.42%
MSCI World	-25.51%	-11.87%
Global Funds Average	-25.93%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International World Index (MSCI World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,200 equity securities of companies domiciled in 26 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - CL C	-23.30%	-0.85%
Fidelity Adv Global Equity - CL C (incl. contingent deferred sales charge)	-24.07%	-0.85%
MSCI World	-25.51%	-4.30%
Global Funds Average	-25.93%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $9,758 - a 2.42% decrease on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,813 - an 11.87% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. For the 12-month period that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -22.66%, -23.02%, -23.40% and -23.30%, respectively. That performance topped the Morgan Stanley Capital International World Index, which returned -25.51%, and the global funds average tracked by Lipper Inc., which returned -25.93% during the same period.

Q. What factors provided the framework for global equity markets during the past year?

A. Growing concern and uncertainty about corporate earnings due to slowing global economies were heightened by the tragic events in the U.S. on September 11, which put additional pressure on already fragile world equity markets. A sharp deceleration in U.S. economic activity - resulting from the struggle to unwind the excesses built up during the late 1990s boom - seeded the slowdown that spread rapidly across the globe. Deteriorating global demand resulted in a build-up of unwanted inventories in several key sectors, particularly technology, which slowed capital spending, fueled production and job cuts, and ultimately wracked consumer sentiment and spending. The Federal Reserve Board responded quickly and aggressively to the slowdown by reducing interest rates a record nine times thus far in 2001, two of which occurred following the September attacks that pushed the broader economy into the throes of recession. However, these actions - combined with tax cuts from the U.S. government - were not enough to stem the negative momentum that pervaded the equity markets during the period. The rest of the world followed suit with cuts, albeit at a slower pace. The European Central Bank's reluctance to lower rates earlier in the period restrained growth in that region, although a weak euro currency allowed the European economy to hold up reasonably well relative to other regions. The U.K. fared even better than its mainland counterparts, thanks to that market's more limited technology exposure and the Bank of England's more aggressive stance on interest rates.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about Japan?

A. The Bank of Japan similarly loosened monetary policy by reinstating a zero interest-rate policy in its attempt to counter deflation and avoid slipping deeper into recession. Stocks responded favorably to this move as well as to a perceived positive change in Japan's leadership that fueled optimism that overdue structural reforms in the corporate and banking sectors could finally be implemented. That optimism abated, however, during the second half of the period, as investors grew increasingly skeptical of the government's will to revive the economy by following through with meaningful reform.

Q. What factors helped the fund outpace both its benchmark and peer average during the 12-month period?

A. In light of widespread investor uncertainty, I chose not to significantly overweight or underweight any regions, but instead continued to focus on security selection. That said, I was able to add some value at the margin by maintaining a slight emphasis on Europe at the expense of the U.S. for much of the period, capturing the performance differential between the two regions. Changing market conditions prompted me to reverse this strategy later in the year, which also helped. Stock picking and sector positioning in both the U.S. and Europe, which are the largest parts of the portfolio, contributed significantly to results. Becoming defensive early on in both regions also was important and gave us an edge over our index and peers, as investors fled growth-oriented technology, media and telecommunications (TMT) stocks for more attractive opportunities elsewhere. We benefited the most from underweighting tech heavyweights in the U.S., such as EMC, Oracle and Intel, and steering clear of such European phone companies as France Telecom. Instead, we focused on companies with stable earnings from less volatile areas of the market, such as consumer staples, finance and health care, which fared well in an uncertain climate. Top contributors from these groups included Avon Products, Freddie Mac and Cardinal Health, respectively.

Q. What restrained fund performance?

A. Having any TMT exposure was painful on an absolute basis. Relative to the index, we lost ground through our stock picking in Japan, particularly during the second half of the period when market conditions deteriorated. Kyocera, which makes ceramic packages for semiconductors, was a notable detractor here. Elsewhere, Sun Microsystems dramatically underperformed, as did telecom providers Vodafone Group in the U.K. and Dutch-based KPN. Some stocks mentioned in this report were no longer held at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. U.S. fiscal and monetary policy is working in tandem, which is usually a very powerful force for the economy. Couple that with falling energy prices, low inflation, company fundamentals likely bottoming and ready to improve, record-wide yield spread levels in the bond markets, and default rates nearing their peak, and I feel we now have the ingredients for a more positive environment for stocks. By the time this is confirmed, however, the market may have already made a big move. So, the biggest risk right now is in not being fully invested when the bad news turns good, which I expect to happen in the U.S. first. While Europe and Japan's recovery could lag that of the U.S. given their less aggressive efforts to stimulate economic growth, select opportunities in those regions are beginning to approach more attractive valuations as companies continue to restructure and aggressively cut costs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2001, more than $20 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the timing of a recovery:

"The events of September 11 probably accelerated what I perceive to be a final downward leg in the economy before an upswing, potentially hastening U.S. equity markets in their bottoming process - a process that was well underway prior to the 9/11 attacks.

"Earlier in the period, in the face of an unusual synchronized global economic slowdown, Europe and other regions of the world were reluctant to cut interest rates because of inflation issues. But after the September attacks, most central banks are now in the mode of trying to lower rates in an effort to stem the decline - a big positive now that everyone's on the same page.

"If you line up your positive and negative market factors in the U.S. on a ledger, most of the negatives from just a few months ago have shifted over into positive column, yet the market has failed to respond much to the move. So, I would rather emphasize the U.S. now - when the list there looks more positive, particularly relative to other regions - than when it was chock-full of negatives last year at this time. Back then, we saw much higher short-term interest rates, a Fed that was not cutting rates, earnings peaking, no fiscal stimulus, and massive amounts of debt and equity underwriting flooding the market with supply. It's been an 18-month process, but we've finally taken some of those risks out of the equation."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	3.6	0.6
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	3.6	3.4
Pfizer, Inc. (United States of America, Pharmaceuticals)	3.2	2.9
Computer Associates International, Inc. (United States of America, Software)	2.6	1.5
Avon Products, Inc. (United States of America, Personal Products)	2.0	2.6
	15.0
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.1	17.1
Financials	17.7	18.4
Information Technology	14.3	12.9
Consumer Discretionary	13.8	13.0
Consumer Staples	8.7	7.9
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	50.8	49.5
Japan	11.6	12.6
United Kingdom	10.8	9.9
France	4.6	4.5
Germany	3.0	4.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 97.4%	Stocks 98.3%
Short-Term Investments and Net Other Assets 2.6%	Short-Term Investments and Net Other Assets 1.7%

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Australia - 1.4%
AMP Ltd.	1,817	$ 16,521
Australia & New Zealand Banking Group Ltd.	4,500	40,441
Australian Gas Light Co.	1,900	8,499
Australian Stock Exchange Ltd.	700	3,989
BHP Ltd.	8,585	38,620
Brambles Industries Ltd.	2,065	11,330
BRL Hardy Ltd.	1,430	7,746
Commonwealth Bank of Australia	3,200	48,038
John Fairfax Holdings Ltd.	2,800	4,796
Mayne Nickless Ltd.	1,300	4,879
National Australia Bank Ltd.	2,200	33,879
News Corp. Ltd.	6,142	42,257
Perpetual Trustees Australia Ltd.	406	7,778
Publishing & Broadcasting Ltd.	1,500	6,885
Rio Tinto Ltd.	300	4,837
Telstra Corp. Ltd.	3,900	9,764
Westpac Banking Corp.	1,200	8,947
TOTAL AUSTRALIA		299,206
Canada - 2.1%
Abitibi-Consolidated, Inc.	760	4,641
Alberta Energy Co. Ltd.	250	9,836
Alcan, Inc.	450	13,795
Angiotech Pharmaceuticals, Inc. (a)	50	2,360
ATI Technologies, Inc. (a)	370	3,058
Bank of Montreal	730	15,559
Bank of Nova Scotia	710	19,598
Barrick Gold Corp.	760	11,841
BCE, Inc.	1,290	28,429
Biovail Corp. (a)	240	11,317
Bombardier, Inc. Class B (sub. vtg.)	960	6,224
Brascan Corp. Class A (ltd. vtg.)	280	4,188
Canadian Imperial Bank of Commerce	500	15,366
Canadian Natural Resources Ltd.	180	4,810
Canadian Pacific Railway Ltd. (a)	410	6,904
Celestica, Inc. (sub. vtg.) (a)	260	8,985
CGI Group, Inc. Class A (sub. vtg.) (a)	1,130	7,284
Cott Corp. (a)	170	2,370
Enbridge, Inc.	420	11,694
Fairmont Hotels & Resorts, Inc. (a)	125	2,224
George Weston Ltd.	220	13,572
Imperial Oil Ltd.	580	16,083
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Jean Coutu Group, Inc. Class A	150	$ 2,356
Kingsway Financial Services, Inc. (a)	480	4,780
Loblaw Companies Ltd.	230	7,109
Manulife Financial Corp.	710	17,542
Molson, Inc. Class A	460	7,094
Nexen, Inc.	240	4,948
Nortel Networks Corp.	2,460	14,293
PanCanadian Energy Corp.	372	10,350
Petro-Canada	360	9,257
Placer Dome, Inc.	520	6,023
Power Corp. of Canada (sub. vtg.)	290	6,234
QLT, Inc. (a)	190	4,354
Rogers Communications, Inc. Class B (non-vtg.)	300	3,983
Rothmans, Inc.	250	5,138
Royal Bank of Canada	980	28,871
SNC-Lavalin Group, Inc.	310	4,635
Sun Life Financial Services of Canada, Inc.	650	13,498
Suncor Energy, Inc.	480	14,624
Talisman Energy, Inc.	260	9,141
Thomson Corp.	650	18,126
TransCanada PipeLines Ltd.	890	11,491
TrizecHahn Corp. (sub. vtg.)	280	4,450
Westcoast Energy, Inc.	350	9,205
TOTAL CANADA		437,640
Denmark - 0.8%
Danske Bank AS	1,630	24,149
ISS AS (a)	1,828	86,222
Novo-Nordisk AS Series B	1,320	53,560
TOTAL DENMARK		163,931
Finland - 1.3%
Nokia Corp.	5,390	110,549
Sampo Oyj (A Shares)	7,061	63,567
UPM-Kymmene Corp.	2,710	88,072
TOTAL FINLAND		262,188
France - 4.6%
Aventis SA (France)	3,803	278,189
BNP Paribas SA	1,341	111,549
Castorama Dubois Investissements SA	640	30,479
Credit Lyonnais SA	1,577	55,184
Pernod-Ricard	380	26,598
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Sanofi-Synthelabo SA	2,024	$ 133,469
Societe Generale Series A	851	42,558
TotalFinaElf SA Class B	1,315	183,416
Vivendi Environnement	2,340	89,972
TOTAL FRANCE		951,414
Germany - 2.3%
Bayer AG	2,110	62,684
Beiersdorf AG	90	10,124
Deutsche Bank AG	1,760	97,504
Fresenius Medical Care AG	271	16,802
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	506	133,697
Schering AG	2,095	108,163
Software AG (Reg.)	900	35,747
TOTAL GERMANY		464,721
Hong Kong - 1.3%
Asat Holdings Ltd. sponsored ADR (a)	1,900	4,541
ASM Pacific Technology Ltd.	2,500	3,494
Bank of East Asia Ltd.	4,000	7,975
Cheung Kong Holdings Ltd.	4,000	33,847
China Mobile (Hong Kong) Ltd. (a)	7,500	22,830
CLP Holdings Ltd.	2,400	9,062
Guoco Group Ltd.	1,000	6,603
Hang Seng Bank Ltd.	6,100	61,197
Hong Kong & China Gas Co. Ltd.	7,000	8,750
Hong Kong Electric Holdings Ltd.	4,000	15,180
Hutchison Whampoa Ltd.	6,600	53,520
Johnson Electric Holdings Ltd.	4,000	3,487
Li & Fung Ltd.	4,000	3,821
Pacific Century CyberWorks Ltd. (a)	58,000	15,616
Sun Hung Kai Properties Ltd.	4,000	24,513
Television Broadcasts Ltd.	1,000	2,949
TOTAL HONG KONG		277,385
Ireland - 0.5%
Bank of Ireland, Inc.	6,268	55,581
CRH PLC	3,127	48,419
TOTAL IRELAND		104,000
Italy - 1.3%
Banca Nazionale del Lavoro (BNL)	20,520	45,204
Bulgari Spa	5,140	39,170
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
ENI Spa	7,643	$ 96,308
Italgas Spa	4,410	37,192
Luxottica Group Spa	2,150	34,265
Mediolanum Spa	3,100	24,076
TOTAL ITALY		276,215
Japan - 11.6%
Advantest Corp.	300	15,435
Alps Electric Co. Ltd.	2,000	12,675
Amada Co. Ltd.	2,000	9,032
Anritsu Corp.	2,000	15,974
Asahi Glass Co. Ltd.	5,000	26,868
Asahi Kasei Corp.	9,000	29,620
Canon, Inc.	1,000	29,270
Citizen Watch Co. Ltd.	4,000	21,070
Credit Saison Co. Ltd.	1,500	35,892
CSK Corp.	300	7,619
Dai Nippon Printing Co. Ltd.	2,000	21,299
Dainippon Ink & Chemicals, Inc.	4,000	7,415
Dainippon Pharmaceutical Co.	1,000	11,531
Daiwa Securities Group, Inc.	2,000	13,067
Denso Corp.	700	10,061
Fanuc Ltd.	200	8,330
Fuji Heavy Industries Ltd.	3,000	14,675
Fuji Machine Manufacturing Co. Ltd.	200	2,597
Fuji Photo Film Co. Ltd.	2,000	65,986
Fuji Soft ABC, Inc.	300	12,593
Fujikura Ltd.	1,000	4,426
Fujisawa Pharmaceutical Co. Ltd.	1,000	24,010
Fujitsu Ltd.	5,000	36,995
Fujitsu Support & Service, Inc. (FSAS)	300	7,595
Funai Electric Co. Ltd.	100	5,594
Furukawa Electric Co. Ltd.	1,000	5,766
Honda Motor Co. Ltd.	1,400	50,820
Hosiden Corp.	1,000	16,333
Hoya Corp.	200	11,940
Ito-Yokado Co. Ltd.	1,000	44,100
JAFCO Co. Ltd.	400	25,839
Japan Telecom Co. Ltd.	7	21,895
Kao Corp.	1,000	23,683
KDDI Corp.	18	47,481
Keyence Corp.	100	15,231
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Kirin Beverage Corp.	400	$ 7,856
Komatsu Ltd.	5,000	15,272
Kuraray Co. Ltd.	1,000	6,239
Kyocera Corp.	600	41,640
Matsushita Communication Industrial Co. Ltd.	600	16,856
Matsushita Electric Industrial Co. Ltd.	3,000	35,760
Minebea Co. Ltd.	3,000	15,582
Mitsubishi Electric Corp.	2,000	7,187
Mitsubishi Tokyo Finance Group, Inc.	8	59,920
Mitsui Chemicals, Inc.	3,000	9,751
Mitsui Mining & Smelting Co. Ltd.	1,000	3,005
Mitsumi Electric Co. Ltd.	2,000	24,255
Mizuho Holdings, Inc.	12	36,260
Mori Seiki Co. Ltd.	1,000	6,876
Murata Manufacturing Co. Ltd.	100	6,272
NEC Corp.	4,000	36,260
Nichicon Corp.	1,000	10,755
Nidec Corp.	100	3,904
Nikko Cordial Corp.	6,000	32,389
Nintendo Co. Ltd.	300	46,256
Nippon COMSYS Corp.	2,000	15,843
Nippon Foundry, Inc. (a)	1	6,043
Nippon System Development Co. Ltd.	100	5,137
Nippon Telegraph & Telephone Corp.	19	79,458
Nippon Unipac Holding	2	9,963
Nissan Motor Co. Ltd.	7,000	30,870
Nitto Denko Corp.	1,400	23,781
Nomura Holdings, Inc.	4,000	52,593
NTT Data Corp.	2	8,738
NTT DoCoMo, Inc.	4	54,226
Oki Electric Industry Co. Ltd.	4,000	14,112
Omron Corp.	1,000	12,740
Oriental Land Co. Ltd.	400	29,563
ORIX Corp.	700	61,225
Rohm Co. Ltd.	300	31,923
Secom Co. Ltd.	500	26,011
Sekisui Chemical Co. Ltd.	6,000	17,101
Sekisui House Ltd.	1,000	8,052
Senshukai Co. Ltd.	1,000	3,152
Sharp Corp.	2,000	20,678
Shin-Etsu Chemical Co. Ltd.	1,000	32,911
Shinko Electric Industries Co.Ltd.	1,700	28,044
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
SMC Corp.	200	$ 17,232
Sony Corp.	1,600	61,120
Square Co. Ltd. (a)	300	4,851
Sumitomo Bakelite Co. Ltd.	6,000	37,877
Sumitomo Electric Industries Ltd.	2,000	16,954
Sumitomo Mitsui Banking Corp.	11,000	68,003
Sumitomo Trust & Banking Ltd.	2,000	11,139
Suzuki Motor Corp.	2,000	20,531
Takeda Chemical Industries Ltd.	1,000	48,428
Takefuji Corp.	170	14,105
TDK Corp. (a)	200	8,885
Terumo Corp.	1,000	16,537
The Suruga Bank Ltd.	4,000	27,766
THK Co. Ltd.	1,100	14,697
Tokai Corp.	1,000	4,002
Tokyo Broadcasting System, Inc.	1,000	16,742
Tokyo Electric Power Co.	700	17,379
Tokyo Electron Ltd.	100	4,108
Toppan Forms Co. Ltd.	500	9,800
Toppan Printing Co. Ltd.	5,000	46,509
Tosoh Corp.	2,000	3,789
Toto Ltd.	1,000	4,982
Toyota Motor Corp.	4,500	109,147
Tsubaki Nakashima Co. Ltd.	1,000	9,269
Union Tool Co.	100	3,226
World Co. Ltd.	100	3,348
Yamanouchi Pharmaceutical Co. Ltd.	2,000	59,290
Yamato Transport Co. Ltd.	1,000	18,742
Zeon Corp.	1,000	3,193
TOTAL JAPAN		2,388,827
Netherlands - 1.6%
Euronext NV	3,500	58,449
ING Groep NV (Certificaten Van Aandelen)	4,040	100,745
Koninklijke Ahold NV	1,543	43,423
Koninklijke KPN NV	10,240	39,640
Numico NV	3,400	88,765
TOTAL NETHERLANDS		331,022
Norway - 0.7%
DnB Holding ASA	12,800	48,358
Common Stocks - continued
	Shares	Value (Note 1)
Norway - continued
Norsk Hydro AS	1,730	$ 65,943
Tomra Systems AS	2,800	27,863
TOTAL NORWAY		142,164
Portugal - 0.1%
Vodafone Telecel-Comunicacoes Pessoais SA (a)	2,780	19,521
Singapore - 0.4%
City Developments Ltd.	1,000	2,270
DBS Group Holdings Ltd.	2,000	11,407
Oversea-Chinese Banking Corp. Ltd.	3,050	17,562
Singapore Airlines Ltd.	1,000	4,634
Singapore Press Holdings Ltd.	400	3,466
Singapore Technologies Engineering Ltd.	6,000	6,778
United Overseas Bank Ltd.	5,096	28,505
TOTAL SINGAPORE		74,622
Spain - 1.9%
Acerinox SA (Reg.)	930	29,127
Altadis SA	8,010	131,601
Amadeus Global Travel Distribution SA Series A	3,830	20,722
Banco Santander Central Hispano SA	11,000	84,669
Centros Comerciales Carrefour SA	4,210	51,658
Fomento Construcciones y Contratas SA (FOCSA)	1,370	29,539
Telefonica SA (a)	4,004	48,085
TOTAL SPAIN		395,401
Sweden - 0.9%
Assa Abloy AB (B Shares)	6,922	78,850
Eniro AB	3,010	21,024
Svenska Handelsbanken AB (A Shares)	3,978	49,044
Swedish Match Co.	7,400	38,158
TOTAL SWEDEN		187,076
Switzerland - 1.8%
Adecco SA	157	6,947
Credit Suisse Group (Reg.)	1,750	63,942
Givaudan AG	77	23,563
Kuoni Reisen Holding AG Class B (Reg.)	78	14,584
Nestle SA (Reg.)	382	79,257
Novartis AG (Reg.)	2,402	89,897
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Swiss Reinsurance Co. (Reg.)	613	$ 63,030
Swisscom AG (Reg.)	134	37,193
TOTAL SWITZERLAND		378,413
United Kingdom - 10.8%
3i Group PLC	10,230	110,459
AstraZeneca PLC (Sweden)	1,562	70,147
Barclays PLC	4,560	137,359
BBA Group PLC	10,060	32,133
BG Group PLC	15,020	56,883
BP PLC	21,590	173,944
British Telecommunications PLC	4,745	23,768
Compass Group PLC	11,350	82,830
GlaxoSmithKline PLC	6,511	173,518
Granada PLC	26,490	50,209
HBOS PLC	6,700	75,561
HSBC Holdings PLC:
(Hong Kong) (Reg.)	5,844	64,296
(United Kingdom) (Reg.)	4,810	52,920
Lloyds TSB Group PLC	10,550	106,545
Man Group PLC	1,500	24,185
Marks & Spencer PLC	19,660	82,109
Matalan PLC	4,090	21,545
National Grid Group PLC	7,100	50,420
Prudential PLC	8,260	86,544
Reed International PLC	11,380	93,234
Reuters Group PLC	2,530	23,968
Safeway PLC	11,780	59,998
Shell Transport & Trading Co. PLC (Reg.)	27,140	201,514
Unilever PLC	12,030	87,368
United Business Media PLC	5,374	34,253
Vodafone Group PLC	113,024	261,312
TOTAL UNITED KINGDOM		2,237,022
United States of America - 50.8%
Abercrombie & Fitch Co. Class A (a)	660	12,421
AFLAC, Inc.	1,100	26,906
Albany International Corp. Class A (a)	1,640	31,980
American Eagle Outfitters, Inc. (a)	2,150	58,910
American Home Products Corp.	4,650	259,610
American Standard Companies, Inc. (a)	1,050	60,795
American Water Works, Inc.	520	21,112
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Applied Materials, Inc. (a)	550	$ 18,761
Arrow Electronics, Inc. (a)	1,380	33,741
AsiaInfo Holdings, Inc. (a)	200	2,670
AT&T Corp.	7,810	119,103
Atmel Corp. (a)	3,370	26,792
AutoNation, Inc. (a)	26,930	277,110
Avnet, Inc.	1,483	30,594
Avon Products, Inc.	8,850	414,446
Baker Hughes, Inc.	490	17,557
Bank of America Corp.	930	54,861
Bank One Corp.	1,660	55,095
Barr Laboratories, Inc. (a)	250	18,200
BEA Systems, Inc. (a)	1,090	13,233
Becton, Dickinson & Co.	1,920	68,736
Best Buy Co., Inc. (a)	400	21,960
BJ Services Co. (a)	790	20,216
Black & Decker Corp.	400	13,236
Boise Cascade Corp.	1,150	32,844
Bowater, Inc.	160	7,155
Bristol-Myers Squibb Co.	4,980	266,181
Cabot Microelectronics Corp. (a)	260	17,233
Cardinal Health, Inc.	11,010	738,881
Cendant Corp. (a)	3,540	45,878
Centex Corp.	1,810	69,251
ChevronTexaco Corp.	1,570	139,024
Clear Channel Communications, Inc. (a)	4,384	167,118
Computer Associates International, Inc.	17,570	543,264
Compuware Corp. (a)	6,990	71,857
Comverse Technology, Inc. (a)	1,160	21,820
Conoco, Inc.	3,180	81,726
Corinthian Colleges, Inc. (a)	490	17,900
Cygnus, Inc. (a)	2,220	11,100
Dal-Tile International, Inc. (a)	1,000	16,210
Danaher Corp.	560	31,214
DuPont Photomasks, Inc. (a)	370	13,335
Ecolab, Inc.	300	10,554
ENSCO International, Inc.	1,860	36,828
Fairchild Semiconductor International, Inc. Class A (a)	1,430	30,388
Fannie Mae	2,610	211,306
FleetBoston Financial Corp.	1,630	53,562
Fleetwood Enterprises, Inc.	1,740	17,435
Forest Laboratories, Inc. (a)	1,040	77,355
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Freddie Mac	5,620	$ 381,148
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	2,200	24,420
Furniture Brands International, Inc. (a)	1,230	29,532
Georgia Gulf Corp.	100	1,777
Georgia-Pacific Group	1,370	38,031
Gillette Co.	3,090	96,068
Guidant Corp. (a)	7,540	312,985
Harrah's Entertainment, Inc. (a)	990	28,839
HealthSouth Corp. (a)	1,370	17,837
Hilton Hotels Corp.	17,200	147,232
IMC Global, Inc.	2,730	29,348
Ingersoll-Rand Co.	930	34,689
Integrated Silicon Solution (a)	970	10,078
Intel Corp.	8,650	211,233
International Rectifier Corp. (a)	780	27,386
J.D. Edwards & Co. (a)	4,490	31,834
JCPenney Co., Inc.	1,440	31,277
KB HOME	220	6,501
Kmart Corp. (a)	6,250	38,313
Lafarge North America, Inc.	500	17,725
LAM Research Corp. (a)	3,060	58,018
Lattice Semiconductor Corp. (a)	960	16,800
Lockheed Martin Corp.	3,760	183,375
Lowe's Companies, Inc.	1,540	52,514
LSI Logic Corp. (a)	1,820	30,849
Lyondell Chemical Co.	1,650	21,962
Manpower, Inc.	3,430	97,961
Maytag Corp.	750	20,910
MetLife, Inc.	2,700	72,630
Mettler-Toledo International, Inc. (a)	870	39,942
Micron Technology, Inc. (a)	1,890	43,016
Microsoft Corp. (a)	12,740	740,817
MIPS Technologies, Inc.:
Class A (a)	640	5,984
Class B (a)	400	3,492
Mohawk Industries, Inc. (a)	650	28,080
Mylan Laboratories, Inc.	1,530	56,411
Nabors Industries, Inc. (a)	2,620	80,539
National Semiconductor Corp. (a)	900	23,382
National-Oilwell, Inc. (a)	1,740	32,225
Noble Drilling Corp. (a)	1,890	57,740
Northrop Grumman Corp.	360	35,982
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Northwest Airlines Corp. (a)	1,675	$ 21,507
NVIDIA Corp. (a)	2,760	118,294
Omnicom Group, Inc.	2,400	184,272
Pacific Century Financial Corp.	950	22,135
Pacific Sunwear of California, Inc. (a)	1,770	24,338
Pepsi Bottling Group, Inc.	400	18,592
PepsiCo, Inc.	1,110	54,068
Perrigo Co. (a)	830	12,276
Pfizer, Inc.	15,642	655,400
Phelps Dodge Corp.	4,400	127,600
Philip Morris Companies, Inc.	3,000	140,400
PolyOne Corp.	1,920	16,416
Priority Healthcare Corp. Class B (a)	820	23,690
Pulte Homes, Inc.	650	21,125
Qwest Communications International, Inc.	4,250	55,038
RadiSys Corp. (a)	930	12,806
Rite Aid Corp. (a)	9,200	50,784
Ryerson Tull, Inc.	4,190	48,185
Semtech Corp. (a)	1,120	42,280
SICOR, Inc. (a)	800	15,000
Solutia, Inc.	2,130	25,560
Sonic Automotive, Inc. Class A (a)	6,160	102,379
Starwood Hotels & Resorts Worldwide, Inc. unit	5,960	131,358
Take-Two Interactive Software, Inc. (a)	2,620	36,497
The Coca-Cola Co.	6,250	299,250
Tribune Co.	630	19,026
Tricon Global Restaurants, Inc. (a)	500	25,295
Tyco International Ltd.	5,180	254,545
U.S. Bancorp, Delaware	3,360	59,741
VERITAS Software Corp. (a)	1,120	31,786
Viacom, Inc. Class B (non-vtg.) (a)	1,660	60,607
Viad Corp.	3,380	65,910
Weatherford International, Inc. (a)	1,950	66,749
Zimmer Holdings, Inc. (a)	1,170	36,165
TOTAL UNITED STATES OF AMERICA		10,505,420
TOTAL COMMON STOCKS (Cost $21,647,232)		19,896,188
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
Germany - 0.7%
Hugo Boss AG	3,000	$ 55,338
ProSiebenSat.1 Media AG	3,150	16,731
Wella AG	1,292	59,377
TOTAL GERMANY		131,446
Italy - 0.5%
Telecom Italia Spa (Risp)	21,870	105,432
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $298,413)		236,878
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03 (Cost $295)	-	GBP	433	378
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $936,742)	936,742	936,742
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $22,882,682)		21,070,186
NET OTHER ASSETS - (1.9)%		(387,743)
NET ASSETS - 100%		$ 20,682,443
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,098,150 and $31,377,630, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,654 for the period.
Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $23,068,694. Net unrealized depreciation aggregated $1,998,508, of which $1,286,845 related to appreciated investment
securities and $3,285,353 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $2,623,000 of which $301,000 and $2,322,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $22,882,682) - See accompanying schedule		$ 21,070,186
Receivable for investments sold		239,348
Receivable for fund shares sold		8,235
Dividends receivable		25,406
Interest receivable		1,087
Total assets		21,344,262
Liabilities
Payable for investments purchased	$ 570,399
Payable for fund shares redeemed	38,650
Accrued management fee	6,230
Distribution fees payable	11,111
Other payables and accrued expenses	35,429
Total liabilities		661,819
Net Assets		$ 20,682,443
Net Assets consist of:
Paid in capital		$ 25,323,116
Accumulated net investment (loss)		(9,839)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,818,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,812,692)
Net Assets		$ 20,682,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,515,588 ÷ 360,270 shares)	$9.76
Maximum offering price per share (100/94.25 of $9.76)	$10.36
Class T: Net Asset Value and redemption price per share ($7,641,933 ÷ 787,658 shares)	$9.70
Maximum offering price per share (100/96.50 of $9.70)	$10.05
Class B: Net Asset Value and offering price per share ($4,865,451 ÷ 508,691 shares) A	$9.56
Class C: Net Asset Value and offering price per share ($3,750,244 ÷ 391,603 shares) A	$9.58
Institutional Class: Net Asset Value, offering price and redemption price per share ($909,227 ÷ 92,650 shares)	$9.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 306,472
Special dividend from Granada PLC		88,415
Interest		45,167
		440,054
Less foreign taxes withheld		(24,846)
Total income		415,208
Expenses
Management fee	$ 168,486
Transfer agent fees	103,144
Distribution fees	149,380
Accounting fees and expenses	61,513
Non-interested trustees' compensation	82
Custodian fees and expenses	63,621
Registration fees	87,016
Audit	25,230
Legal	332
Miscellaneous	15,627
Total expenses before reductions	674,431
Expense reductions	(127,697)	546,734
Net investment income (loss)		(131,526)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,313,256)
Foreign currency transactions	(11,136)	(2,324,392)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,600,574)
Assets and liabilities in foreign currencies	793	(3,599,781)
Net gain (loss)		(5,924,173)
Net increase (decrease) in net assets resulting from operations		$ (6,055,699)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (131,526)	$ (137,872)
Net realized gain (loss)	(2,324,392)	(426,876)
Change in net unrealized appreciation (depreciation)	(3,599,781)	695,599
Net increase (decrease) in net assets resulting from operations	(6,055,699)	130,851
Distributions to shareholders From net realized gain	-	(179,139)
In excess of net realized gain	-	(59,365)
Total distributions	-	(238,504)
Share transactions - net increase (decrease)	4,261,479	11,427,176
Total increase (decrease) in net assets	(1,794,220)	11,319,523
Net Assets
Beginning of period	22,476,663	11,157,140
End of period (including accumulated net investment loss of $9,839 and $42,698, respectively)	$ 20,682,443	$ 22,476,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	(2.84)	1.13	1.83
Total from investment operations	(2.86)	1.09	1.79
Less Distributions
From net realized gain	-	(.20)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.26)	-
Net asset value, end of period	$ 9.76	$ 12.62	$ 11.79
Total Return B, C, D	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.00% A
Expenses net of all reductions	1.96%	1.99%	1.99% A
Net investment income (loss)	(.17)%	(.33)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	(2.85)	1.15	1.84
Total from investment operations	(2.90)	1.07	1.77
Less Distributions
From net realized gain	-	(.18)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.24)	-
Net asset value, end of period	$ 9.70	$ 12.60	$ 11.77
Total Return B, C, D	(23.02)%	9.12%	17.70%
Ratios to Average Net Assets I
Expenses before expense reductions	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.21%	2.24%	2.24% A
Net investment income (loss)	(.42)%	(.58)%	(.72)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(2.82)	1.14	1.83
Total from investment operations	(2.92)	1.00	1.71
Less Distributions
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.23)	-
Net asset value, end of period	$ 9.56	$ 12.48	$ 11.71
Total Return B, C, D	(23.40)%	8.56%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.30%	3.24%	5.19% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.71%	2.74%	2.74% A
Net investment income (loss)	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(2.81)	1.15	1.83
Total from investment operations	(2.91)	1.01	1.71
Less Distributions
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.23)	-
Net asset value, end of period	$ 9.58	$ 12.49	$ 11.71
Total Return B, C, D	(23.30)%	8.65%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.16%	3.13%	5.16% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.71%	2.74%	2.74% A
Net investment income (loss)	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01 F	(.01) E	(.02)
Net realized and unrealized gain (loss)	(2.88)	1.16	1.83
Total from investment operations	(2.87)	1.15	1.81
Less Distributions
From net realized gain	-	(.21)	-
In excess of net realized gain	-	(.07)	-
Total distributions	-	(.28)	-
Net asset value, end of period	$ 9.81	$ 12.68	$ 11.81
Total Return B, C	(22.63)%	9.79%	18.10%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.06%	4.10% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.71%	1.74%	1.74% A
Net investment income (loss)	.08%	(.08)%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73%
of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,525	$ 2,145
Class T	.25%	.25%	42,610	2,847
Class B	.75%	.25%	52,816	41,395
Class C	.75%	.25%	44,429	20,036
			$ 149,380	$ 66,423

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,865	$ 3,862
Class T	22,063	4,117
Class B	8,430	8,430 *
Class C	620	620 *
	$ 43,978	$ 17,029

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,517.33
Class T	47,691.56
Class B	25,647.48
Class C	15,167.34
Institutional Class	2,122.20
	$ 103,144

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $44,952 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 15,208
Class T	2.25%	53,666
Class B	2.75%	29,298
Class C	2.75%	18,276
Institutional Class	1.75%	2,888
		$ 119,336

Certain security trades were directed to brokers who paid $8,361 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 10% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net realized gain
Class A	$ -	$ 31,783
Class T	-	49,590
Class B	-	36,686
Class C	-	39,947
Institutional Class	-	21,133
Total	$ -	$ 179,139
In excess of net realized gain
Class A	$ -	$ 10,533
Class T	-	16,434
Class B	-	12,158
Class C	-	13,237
Institutional Class	-	7,003
Total	$ -	$ 59,365
	$ -	$ 238,504

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	285,498	713,812	$ 3,280,989	$ 9,666,300
Reinvestment of distributions	-	3,410	-	42,316
Shares redeemed	(152,430)	(647,219)	(1,679,073)	(8,217,175)
Net increase (decrease)	133,068	70,003	$ 1,601,916	$ 1,491,441
Class T Shares sold	408,350	523,847	$ 4,598,870	$ 6,821,221
Reinvestment of distributions	-	5,110	-	63,360
Shares redeemed	(257,198)	(164,779)	(2,749,421)	(2,166,598)
Net increase (decrease)	151,152	364,178	$ 1,849,449	$ 4,717,983
Class B Shares sold	226,898	271,776	$ 2,508,485	$ 3,515,035
Reinvestment of distributions	-	3,807	-	46,976
Shares redeemed	(133,675)	(53,848)	(1,414,151)	(699,801)
Net increase (decrease)	93,223	221,735	$ 1,094,334	$ 2,862,210
Class C Shares sold	144,981	230,974	$ 1,600,419	$ 2,964,989
Reinvestment of distributions	-	3,366	-	41,574
Shares redeemed	(165,343)	(48,512)	(1,813,692)	(635,133)
Net increase (decrease)	(20,362)	185,828	$ (213,273)	$ 2,371,430
Institutional Class Shares sold	3,587	1,889	$ 39,471	$ 24,700
Reinvestment of distributions	-	2,256	-	28,016
Shares redeemed	(10,018)	(5,122)	(110,418)	(68,604)
Net increase (decrease)	(6,431)	(977)	$ (70,947)	$ (15,888)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGLO-ANN-1201 149861
1.728713.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Global Equity

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Accountants	39	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Global Equity Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Global Equity - Inst CL	-22.63%	0.31%
MSCI® World	-25.51%	-11.87%
Global Funds Average	-25.93%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM World Index (MSCI® World) - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 2001, the index included over 1,200 equity securities of companies domiciled in 26 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the global funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 276 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Global Equity - Inst CL	-22.63%	0.11%
MSCI World	-25.51%	-4.30%
Global Funds Average	-25.93%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $10,031 - a 0.31% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have been $8,813 - an 11.87% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Global Equity Fund

Q. How did the fund perform, Dick?

A. For the 12-month period that ended October 31, 2001, the fund's Institutional Class shares returned -22.63%, outpacing the Morgan Stanley Capital International World Index, which returned -25.51%, and the global funds average tracked by Lipper Inc., which returned -25.93%.

Q. What factors provided the framework for global equity markets during the past year?

A. Growing concern and uncertainty about corporate earnings due to slowing global economies were heightened by the tragic events in the U.S. on September 11, which put additional pressure on already fragile world equity markets. A sharp deceleration in U.S. economic activity - resulting from the struggle to unwind the excesses built up during the late 1990s boom - seeded the slowdown that spread rapidly across the globe. Deteriorating global demand resulted in a build-up of unwanted inventories in several key sectors, particularly technology, which slowed capital spending, fueled production and job cuts, and ultimately wracked consumer sentiment and spending. The Federal Reserve Board responded quickly and aggressively to the slowdown by reducing interest rates a record nine times thus far in 2001, two of which occurred following the September attacks that pushed the broader economy into the throes of recession. However, these actions - combined with tax cuts from the U.S. government - were not enough to stem the negative momentum that pervaded the equity markets during the period. The rest of the world followed suit with cuts, albeit at a slower pace. The European Central Bank's reluctance to lower rates earlier in the period restrained growth in that region, although a weak euro currency allowed the European economy to hold up reasonably well relative to other regions. The U.K. fared even better than its mainland counterparts, thanks to that market's more limited technology exposure and the Bank of England's more aggressive stance on interest rates.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What about Japan?

A. The Bank of Japan similarly loosened monetary policy by reinstating a zero interest-rate policy in its attempt to counter deflation and avoid slipping deeper into recession. Stocks responded favorably to this move as well as to a perceived positive change in Japan's leadership that fueled optimism that overdue structural reforms in the corporate and banking sectors could finally be implemented. That optimism abated, however, during the second half of the period, as investors grew increasingly skeptical of the government's will to revive the economy by following through with meaningful reform.

Q. What factors helped the fund outpace both its benchmark and peer average during the 12-month period?

A. In light of widespread investor uncertainty, I chose not to significantly overweight or underweight any regions, but instead continued to focus on security selection. That said, I was able to add some value at the margin by maintaining a slight emphasis on Europe at the expense of the U.S. for much of the period, capturing the performance differential between the two regions. Changing market conditions prompted me to reverse this strategy later in the year, which also helped. Stock picking and sector positioning in both the U.S. and Europe, which are the largest parts of the portfolio, contributed significantly to results. Becoming defensive early on in both regions also was important and gave us an edge over our index and peers, as investors fled growth-oriented technology, media and telecommunications (TMT) stocks for more attractive opportunities elsewhere. We benefited the most from underweighting tech heavyweights in the U.S., such as EMC, Oracle and Intel, and steering clear of such European phone companies as France Telecom. Instead, we focused on companies with stable earnings from less volatile areas of the market, such as consumer staples, finance and health care, which fared well in an uncertain climate. Top contributors from these groups included Avon Products, Freddie Mac and Cardinal Health, respectively.

Q. What restrained fund performance?

A. Having any TMT exposure was painful on an absolute basis. Relative to the index, we lost ground through our stock picking in Japan, particularly during the second half of the period when market conditions deteriorated. Kyocera, which makes ceramic packages for semiconductors, was a notable detractor here. Elsewhere, Sun Microsystems dramatically underperformed, as did telecom providers Vodafone Group in the U.K. and Dutch-based KPN. Some stocks mentioned in this report were no longer held at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. U.S. fiscal and monetary policy is working in tandem, which is usually a very powerful force for the economy. Couple that with falling energy prices, low inflation, company fundamentals likely bottoming and ready to improve, record-wide yield spread levels in the bond markets, and default rates nearing their peak, and I feel we now have the ingredients for a more positive environment for stocks. By the time this is confirmed, however, the market may have already made a big move. So, the biggest risk right now is in not being fully invested when the bad news turns good, which I expect to happen in the U.S. first. While Europe and Japan's recovery could lag that of the U.S. given their less aggressive efforts to stimulate economic growth, select opportunities in those regions are beginning to approach more attractive valuations as companies continue to restructure and aggressively cut costs.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 17, 1998

Size: as of October 31, 2001, more than $20 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann on the timing of a recovery:

"The events of September 11 probably accelerated what I perceive to be a final downward leg in the economy before an upswing, potentially hastening U.S. equity markets in their bottoming process - a process that was well underway prior to the 9/11 attacks.

"Earlier in the period, in the face of an unusual synchronized global economic slowdown, Europe and other regions of the world were reluctant to cut interest rates because of inflation issues. But after the September attacks, most central banks are now in the mode of trying to lower rates in an effort to stem the decline - a big positive now that everyone's on the same page.

"If you line up your positive and negative market factors in the U.S. on a ledger, most of the negatives from just a few months ago have shifted over into positive column, yet the market has failed to respond much to the move. So, I would rather emphasize the U.S. now - when the list there looks more positive, particularly relative to other regions - than when it was chock-full of negatives last year at this time. Back then, we saw much higher short-term interest rates, a Fed that was not cutting rates, earnings peaking, no fiscal stimulus, and massive amounts of debt and equity underwriting flooding the market with supply. It's been an 18-month process, but we've finally taken some of those risks out of the equation."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp. (United States of America, Software)	3.6	0.6
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	3.6	3.4
Pfizer, Inc. (United States of America, Pharmaceuticals)	3.2	2.9
Computer Associates International, Inc. (United States of America, Software)	2.6	1.5
Avon Products, Inc. (United States of America, Personal Products)	2.0	2.6
	15.0
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	18.1	17.1
Financials	17.7	18.4
Information Technology	14.3	12.9
Consumer Discretionary	13.8	13.0
Consumer Staples	8.7	7.9
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	50.8	49.5
Japan	11.6	12.6
United Kingdom	10.8	9.9
France	4.6	4.5
Germany	3.0	4.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 97.4%	Stocks 98.3%
Short-Term Investments and Net Other Assets 2.6%	Short-Term Investments and Net Other Assets 1.7%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
Australia - 1.4%
AMP Ltd.	1,817	$ 16,521
Australia & New Zealand Banking Group Ltd.	4,500	40,441
Australian Gas Light Co.	1,900	8,499
Australian Stock Exchange Ltd.	700	3,989
BHP Ltd.	8,585	38,620
Brambles Industries Ltd.	2,065	11,330
BRL Hardy Ltd.	1,430	7,746
Commonwealth Bank of Australia	3,200	48,038
John Fairfax Holdings Ltd.	2,800	4,796
Mayne Nickless Ltd.	1,300	4,879
National Australia Bank Ltd.	2,200	33,879
News Corp. Ltd.	6,142	42,257
Perpetual Trustees Australia Ltd.	406	7,778
Publishing & Broadcasting Ltd.	1,500	6,885
Rio Tinto Ltd.	300	4,837
Telstra Corp. Ltd.	3,900	9,764
Westpac Banking Corp.	1,200	8,947
TOTAL AUSTRALIA		299,206
Canada - 2.1%
Abitibi-Consolidated, Inc.	760	4,641
Alberta Energy Co. Ltd.	250	9,836
Alcan, Inc.	450	13,795
Angiotech Pharmaceuticals, Inc. (a)	50	2,360
ATI Technologies, Inc. (a)	370	3,058
Bank of Montreal	730	15,559
Bank of Nova Scotia	710	19,598
Barrick Gold Corp.	760	11,841
BCE, Inc.	1,290	28,429
Biovail Corp. (a)	240	11,317
Bombardier, Inc. Class B (sub. vtg.)	960	6,224
Brascan Corp. Class A (ltd. vtg.)	280	4,188
Canadian Imperial Bank of Commerce	500	15,366
Canadian Natural Resources Ltd.	180	4,810
Canadian Pacific Railway Ltd. (a)	410	6,904
Celestica, Inc. (sub. vtg.) (a)	260	8,985
CGI Group, Inc. Class A (sub. vtg.) (a)	1,130	7,284
Cott Corp. (a)	170	2,370
Enbridge, Inc.	420	11,694
Fairmont Hotels & Resorts, Inc. (a)	125	2,224
George Weston Ltd.	220	13,572
Imperial Oil Ltd.	580	16,083
Common Stocks - continued
	Shares	Value (Note 1)
Canada - continued
Jean Coutu Group, Inc. Class A	150	$ 2,356
Kingsway Financial Services, Inc. (a)	480	4,780
Loblaw Companies Ltd.	230	7,109
Manulife Financial Corp.	710	17,542
Molson, Inc. Class A	460	7,094
Nexen, Inc.	240	4,948
Nortel Networks Corp.	2,460	14,293
PanCanadian Energy Corp.	372	10,350
Petro-Canada	360	9,257
Placer Dome, Inc.	520	6,023
Power Corp. of Canada (sub. vtg.)	290	6,234
QLT, Inc. (a)	190	4,354
Rogers Communications, Inc. Class B (non-vtg.)	300	3,983
Rothmans, Inc.	250	5,138
Royal Bank of Canada	980	28,871
SNC-Lavalin Group, Inc.	310	4,635
Sun Life Financial Services of Canada, Inc.	650	13,498
Suncor Energy, Inc.	480	14,624
Talisman Energy, Inc.	260	9,141
Thomson Corp.	650	18,126
TransCanada PipeLines Ltd.	890	11,491
TrizecHahn Corp. (sub. vtg.)	280	4,450
Westcoast Energy, Inc.	350	9,205
TOTAL CANADA		437,640
Denmark - 0.8%
Danske Bank AS	1,630	24,149
ISS AS (a)	1,828	86,222
Novo-Nordisk AS Series B	1,320	53,560
TOTAL DENMARK		163,931
Finland - 1.3%
Nokia Corp.	5,390	110,549
Sampo Oyj (A Shares)	7,061	63,567
UPM-Kymmene Corp.	2,710	88,072
TOTAL FINLAND		262,188
France - 4.6%
Aventis SA (France)	3,803	278,189
BNP Paribas SA	1,341	111,549
Castorama Dubois Investissements SA	640	30,479
Credit Lyonnais SA	1,577	55,184
Pernod-Ricard	380	26,598
Common Stocks - continued
	Shares	Value (Note 1)
France - continued
Sanofi-Synthelabo SA	2,024	$ 133,469
Societe Generale Series A	851	42,558
TotalFinaElf SA Class B	1,315	183,416
Vivendi Environnement	2,340	89,972
TOTAL FRANCE		951,414
Germany - 2.3%
Bayer AG	2,110	62,684
Beiersdorf AG	90	10,124
Deutsche Bank AG	1,760	97,504
Fresenius Medical Care AG	271	16,802
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	506	133,697
Schering AG	2,095	108,163
Software AG (Reg.)	900	35,747
TOTAL GERMANY		464,721
Hong Kong - 1.3%
Asat Holdings Ltd. sponsored ADR (a)	1,900	4,541
ASM Pacific Technology Ltd.	2,500	3,494
Bank of East Asia Ltd.	4,000	7,975
Cheung Kong Holdings Ltd.	4,000	33,847
China Mobile (Hong Kong) Ltd. (a)	7,500	22,830
CLP Holdings Ltd.	2,400	9,062
Guoco Group Ltd.	1,000	6,603
Hang Seng Bank Ltd.	6,100	61,197
Hong Kong & China Gas Co. Ltd.	7,000	8,750
Hong Kong Electric Holdings Ltd.	4,000	15,180
Hutchison Whampoa Ltd.	6,600	53,520
Johnson Electric Holdings Ltd.	4,000	3,487
Li & Fung Ltd.	4,000	3,821
Pacific Century CyberWorks Ltd. (a)	58,000	15,616
Sun Hung Kai Properties Ltd.	4,000	24,513
Television Broadcasts Ltd.	1,000	2,949
TOTAL HONG KONG		277,385
Ireland - 0.5%
Bank of Ireland, Inc.	6,268	55,581
CRH PLC	3,127	48,419
TOTAL IRELAND		104,000
Italy - 1.3%
Banca Nazionale del Lavoro (BNL)	20,520	45,204
Bulgari Spa	5,140	39,170
Common Stocks - continued
	Shares	Value (Note 1)
Italy - continued
ENI Spa	7,643	$ 96,308
Italgas Spa	4,410	37,192
Luxottica Group Spa	2,150	34,265
Mediolanum Spa	3,100	24,076
TOTAL ITALY		276,215
Japan - 11.6%
Advantest Corp.	300	15,435
Alps Electric Co. Ltd.	2,000	12,675
Amada Co. Ltd.	2,000	9,032
Anritsu Corp.	2,000	15,974
Asahi Glass Co. Ltd.	5,000	26,868
Asahi Kasei Corp.	9,000	29,620
Canon, Inc.	1,000	29,270
Citizen Watch Co. Ltd.	4,000	21,070
Credit Saison Co. Ltd.	1,500	35,892
CSK Corp.	300	7,619
Dai Nippon Printing Co. Ltd.	2,000	21,299
Dainippon Ink & Chemicals, Inc.	4,000	7,415
Dainippon Pharmaceutical Co.	1,000	11,531
Daiwa Securities Group, Inc.	2,000	13,067
Denso Corp.	700	10,061
Fanuc Ltd.	200	8,330
Fuji Heavy Industries Ltd.	3,000	14,675
Fuji Machine Manufacturing Co. Ltd.	200	2,597
Fuji Photo Film Co. Ltd.	2,000	65,986
Fuji Soft ABC, Inc.	300	12,593
Fujikura Ltd.	1,000	4,426
Fujisawa Pharmaceutical Co. Ltd.	1,000	24,010
Fujitsu Ltd.	5,000	36,995
Fujitsu Support & Service, Inc. (FSAS)	300	7,595
Funai Electric Co. Ltd.	100	5,594
Furukawa Electric Co. Ltd.	1,000	5,766
Honda Motor Co. Ltd.	1,400	50,820
Hosiden Corp.	1,000	16,333
Hoya Corp.	200	11,940
Ito-Yokado Co. Ltd.	1,000	44,100
JAFCO Co. Ltd.	400	25,839
Japan Telecom Co. Ltd.	7	21,895
Kao Corp.	1,000	23,683
KDDI Corp.	18	47,481
Keyence Corp.	100	15,231
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Kirin Beverage Corp.	400	$ 7,856
Komatsu Ltd.	5,000	15,272
Kuraray Co. Ltd.	1,000	6,239
Kyocera Corp.	600	41,640
Matsushita Communication Industrial Co. Ltd.	600	16,856
Matsushita Electric Industrial Co. Ltd.	3,000	35,760
Minebea Co. Ltd.	3,000	15,582
Mitsubishi Electric Corp.	2,000	7,187
Mitsubishi Tokyo Finance Group, Inc.	8	59,920
Mitsui Chemicals, Inc.	3,000	9,751
Mitsui Mining & Smelting Co. Ltd.	1,000	3,005
Mitsumi Electric Co. Ltd.	2,000	24,255
Mizuho Holdings, Inc.	12	36,260
Mori Seiki Co. Ltd.	1,000	6,876
Murata Manufacturing Co. Ltd.	100	6,272
NEC Corp.	4,000	36,260
Nichicon Corp.	1,000	10,755
Nidec Corp.	100	3,904
Nikko Cordial Corp.	6,000	32,389
Nintendo Co. Ltd.	300	46,256
Nippon COMSYS Corp.	2,000	15,843
Nippon Foundry, Inc. (a)	1	6,043
Nippon System Development Co. Ltd.	100	5,137
Nippon Telegraph & Telephone Corp.	19	79,458
Nippon Unipac Holding	2	9,963
Nissan Motor Co. Ltd.	7,000	30,870
Nitto Denko Corp.	1,400	23,781
Nomura Holdings, Inc.	4,000	52,593
NTT Data Corp.	2	8,738
NTT DoCoMo, Inc.	4	54,226
Oki Electric Industry Co. Ltd.	4,000	14,112
Omron Corp.	1,000	12,740
Oriental Land Co. Ltd.	400	29,563
ORIX Corp.	700	61,225
Rohm Co. Ltd.	300	31,923
Secom Co. Ltd.	500	26,011
Sekisui Chemical Co. Ltd.	6,000	17,101
Sekisui House Ltd.	1,000	8,052
Senshukai Co. Ltd.	1,000	3,152
Sharp Corp.	2,000	20,678
Shin-Etsu Chemical Co. Ltd.	1,000	32,911
Shinko Electric Industries Co.Ltd.	1,700	28,044
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
SMC Corp.	200	$ 17,232
Sony Corp.	1,600	61,120
Square Co. Ltd. (a)	300	4,851
Sumitomo Bakelite Co. Ltd.	6,000	37,877
Sumitomo Electric Industries Ltd.	2,000	16,954
Sumitomo Mitsui Banking Corp.	11,000	68,003
Sumitomo Trust & Banking Ltd.	2,000	11,139
Suzuki Motor Corp.	2,000	20,531
Takeda Chemical Industries Ltd.	1,000	48,428
Takefuji Corp.	170	14,105
TDK Corp. (a)	200	8,885
Terumo Corp.	1,000	16,537
The Suruga Bank Ltd.	4,000	27,766
THK Co. Ltd.	1,100	14,697
Tokai Corp.	1,000	4,002
Tokyo Broadcasting System, Inc.	1,000	16,742
Tokyo Electric Power Co.	700	17,379
Tokyo Electron Ltd.	100	4,108
Toppan Forms Co. Ltd.	500	9,800
Toppan Printing Co. Ltd.	5,000	46,509
Tosoh Corp.	2,000	3,789
Toto Ltd.	1,000	4,982
Toyota Motor Corp.	4,500	109,147
Tsubaki Nakashima Co. Ltd.	1,000	9,269
Union Tool Co.	100	3,226
World Co. Ltd.	100	3,348
Yamanouchi Pharmaceutical Co. Ltd.	2,000	59,290
Yamato Transport Co. Ltd.	1,000	18,742
Zeon Corp.	1,000	3,193
TOTAL JAPAN		2,388,827
Netherlands - 1.6%
Euronext NV	3,500	58,449
ING Groep NV (Certificaten Van Aandelen)	4,040	100,745
Koninklijke Ahold NV	1,543	43,423
Koninklijke KPN NV	10,240	39,640
Numico NV	3,400	88,765
TOTAL NETHERLANDS		331,022
Norway - 0.7%
DnB Holding ASA	12,800	48,358
Common Stocks - continued
	Shares	Value (Note 1)
Norway - continued
Norsk Hydro AS	1,730	$ 65,943
Tomra Systems AS	2,800	27,863
TOTAL NORWAY		142,164
Portugal - 0.1%
Vodafone Telecel-Comunicacoes Pessoais SA (a)	2,780	19,521
Singapore - 0.4%
City Developments Ltd.	1,000	2,270
DBS Group Holdings Ltd.	2,000	11,407
Oversea-Chinese Banking Corp. Ltd.	3,050	17,562
Singapore Airlines Ltd.	1,000	4,634
Singapore Press Holdings Ltd.	400	3,466
Singapore Technologies Engineering Ltd.	6,000	6,778
United Overseas Bank Ltd.	5,096	28,505
TOTAL SINGAPORE		74,622
Spain - 1.9%
Acerinox SA (Reg.)	930	29,127
Altadis SA	8,010	131,601
Amadeus Global Travel Distribution SA Series A	3,830	20,722
Banco Santander Central Hispano SA	11,000	84,669
Centros Comerciales Carrefour SA	4,210	51,658
Fomento Construcciones y Contratas SA (FOCSA)	1,370	29,539
Telefonica SA (a)	4,004	48,085
TOTAL SPAIN		395,401
Sweden - 0.9%
Assa Abloy AB (B Shares)	6,922	78,850
Eniro AB	3,010	21,024
Svenska Handelsbanken AB (A Shares)	3,978	49,044
Swedish Match Co.	7,400	38,158
TOTAL SWEDEN		187,076
Switzerland - 1.8%
Adecco SA	157	6,947
Credit Suisse Group (Reg.)	1,750	63,942
Givaudan AG	77	23,563
Kuoni Reisen Holding AG Class B (Reg.)	78	14,584
Nestle SA (Reg.)	382	79,257
Novartis AG (Reg.)	2,402	89,897
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Swiss Reinsurance Co. (Reg.)	613	$ 63,030
Swisscom AG (Reg.)	134	37,193
TOTAL SWITZERLAND		378,413
United Kingdom - 10.8%
3i Group PLC	10,230	110,459
AstraZeneca PLC (Sweden)	1,562	70,147
Barclays PLC	4,560	137,359
BBA Group PLC	10,060	32,133
BG Group PLC	15,020	56,883
BP PLC	21,590	173,944
British Telecommunications PLC	4,745	23,768
Compass Group PLC	11,350	82,830
GlaxoSmithKline PLC	6,511	173,518
Granada PLC	26,490	50,209
HBOS PLC	6,700	75,561
HSBC Holdings PLC:
(Hong Kong) (Reg.)	5,844	64,296
(United Kingdom) (Reg.)	4,810	52,920
Lloyds TSB Group PLC	10,550	106,545
Man Group PLC	1,500	24,185
Marks & Spencer PLC	19,660	82,109
Matalan PLC	4,090	21,545
National Grid Group PLC	7,100	50,420
Prudential PLC	8,260	86,544
Reed International PLC	11,380	93,234
Reuters Group PLC	2,530	23,968
Safeway PLC	11,780	59,998
Shell Transport & Trading Co. PLC (Reg.)	27,140	201,514
Unilever PLC	12,030	87,368
United Business Media PLC	5,374	34,253
Vodafone Group PLC	113,024	261,312
TOTAL UNITED KINGDOM		2,237,022
United States of America - 50.8%
Abercrombie & Fitch Co. Class A (a)	660	12,421
AFLAC, Inc.	1,100	26,906
Albany International Corp. Class A (a)	1,640	31,980
American Eagle Outfitters, Inc. (a)	2,150	58,910
American Home Products Corp.	4,650	259,610
American Standard Companies, Inc. (a)	1,050	60,795
American Water Works, Inc.	520	21,112
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Applied Materials, Inc. (a)	550	$ 18,761
Arrow Electronics, Inc. (a)	1,380	33,741
AsiaInfo Holdings, Inc. (a)	200	2,670
AT&T Corp.	7,810	119,103
Atmel Corp. (a)	3,370	26,792
AutoNation, Inc. (a)	26,930	277,110
Avnet, Inc.	1,483	30,594
Avon Products, Inc.	8,850	414,446
Baker Hughes, Inc.	490	17,557
Bank of America Corp.	930	54,861
Bank One Corp.	1,660	55,095
Barr Laboratories, Inc. (a)	250	18,200
BEA Systems, Inc. (a)	1,090	13,233
Becton, Dickinson & Co.	1,920	68,736
Best Buy Co., Inc. (a)	400	21,960
BJ Services Co. (a)	790	20,216
Black & Decker Corp.	400	13,236
Boise Cascade Corp.	1,150	32,844
Bowater, Inc.	160	7,155
Bristol-Myers Squibb Co.	4,980	266,181
Cabot Microelectronics Corp. (a)	260	17,233
Cardinal Health, Inc.	11,010	738,881
Cendant Corp. (a)	3,540	45,878
Centex Corp.	1,810	69,251
ChevronTexaco Corp.	1,570	139,024
Clear Channel Communications, Inc. (a)	4,384	167,118
Computer Associates International, Inc.	17,570	543,264
Compuware Corp. (a)	6,990	71,857
Comverse Technology, Inc. (a)	1,160	21,820
Conoco, Inc.	3,180	81,726
Corinthian Colleges, Inc. (a)	490	17,900
Cygnus, Inc. (a)	2,220	11,100
Dal-Tile International, Inc. (a)	1,000	16,210
Danaher Corp.	560	31,214
DuPont Photomasks, Inc. (a)	370	13,335
Ecolab, Inc.	300	10,554
ENSCO International, Inc.	1,860	36,828
Fairchild Semiconductor International, Inc. Class A (a)	1,430	30,388
Fannie Mae	2,610	211,306
FleetBoston Financial Corp.	1,630	53,562
Fleetwood Enterprises, Inc.	1,740	17,435
Forest Laboratories, Inc. (a)	1,040	77,355
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Freddie Mac	5,620	$ 381,148
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	2,200	24,420
Furniture Brands International, Inc. (a)	1,230	29,532
Georgia Gulf Corp.	100	1,777
Georgia-Pacific Group	1,370	38,031
Gillette Co.	3,090	96,068
Guidant Corp. (a)	7,540	312,985
Harrah's Entertainment, Inc. (a)	990	28,839
HealthSouth Corp. (a)	1,370	17,837
Hilton Hotels Corp.	17,200	147,232
IMC Global, Inc.	2,730	29,348
Ingersoll-Rand Co.	930	34,689
Integrated Silicon Solution (a)	970	10,078
Intel Corp.	8,650	211,233
International Rectifier Corp. (a)	780	27,386
J.D. Edwards & Co. (a)	4,490	31,834
JCPenney Co., Inc.	1,440	31,277
KB HOME	220	6,501
Kmart Corp. (a)	6,250	38,313
Lafarge North America, Inc.	500	17,725
LAM Research Corp. (a)	3,060	58,018
Lattice Semiconductor Corp. (a)	960	16,800
Lockheed Martin Corp.	3,760	183,375
Lowe's Companies, Inc.	1,540	52,514
LSI Logic Corp. (a)	1,820	30,849
Lyondell Chemical Co.	1,650	21,962
Manpower, Inc.	3,430	97,961
Maytag Corp.	750	20,910
MetLife, Inc.	2,700	72,630
Mettler-Toledo International, Inc. (a)	870	39,942
Micron Technology, Inc. (a)	1,890	43,016
Microsoft Corp. (a)	12,740	740,817
MIPS Technologies, Inc.:
Class A (a)	640	5,984
Class B (a)	400	3,492
Mohawk Industries, Inc. (a)	650	28,080
Mylan Laboratories, Inc.	1,530	56,411
Nabors Industries, Inc. (a)	2,620	80,539
National Semiconductor Corp. (a)	900	23,382
National-Oilwell, Inc. (a)	1,740	32,225
Noble Drilling Corp. (a)	1,890	57,740
Northrop Grumman Corp.	360	35,982
Common Stocks - continued
	Shares	Value (Note 1)
United States of America - continued
Northwest Airlines Corp. (a)	1,675	$ 21,507
NVIDIA Corp. (a)	2,760	118,294
Omnicom Group, Inc.	2,400	184,272
Pacific Century Financial Corp.	950	22,135
Pacific Sunwear of California, Inc. (a)	1,770	24,338
Pepsi Bottling Group, Inc.	400	18,592
PepsiCo, Inc.	1,110	54,068
Perrigo Co. (a)	830	12,276
Pfizer, Inc.	15,642	655,400
Phelps Dodge Corp.	4,400	127,600
Philip Morris Companies, Inc.	3,000	140,400
PolyOne Corp.	1,920	16,416
Priority Healthcare Corp. Class B (a)	820	23,690
Pulte Homes, Inc.	650	21,125
Qwest Communications International, Inc.	4,250	55,038
RadiSys Corp. (a)	930	12,806
Rite Aid Corp. (a)	9,200	50,784
Ryerson Tull, Inc.	4,190	48,185
Semtech Corp. (a)	1,120	42,280
SICOR, Inc. (a)	800	15,000
Solutia, Inc.	2,130	25,560
Sonic Automotive, Inc. Class A (a)	6,160	102,379
Starwood Hotels & Resorts Worldwide, Inc. unit	5,960	131,358
Take-Two Interactive Software, Inc. (a)	2,620	36,497
The Coca-Cola Co.	6,250	299,250
Tribune Co.	630	19,026
Tricon Global Restaurants, Inc. (a)	500	25,295
Tyco International Ltd.	5,180	254,545
U.S. Bancorp, Delaware	3,360	59,741
VERITAS Software Corp. (a)	1,120	31,786
Viacom, Inc. Class B (non-vtg.) (a)	1,660	60,607
Viad Corp.	3,380	65,910
Weatherford International, Inc. (a)	1,950	66,749
Zimmer Holdings, Inc. (a)	1,170	36,165
TOTAL UNITED STATES OF AMERICA		10,505,420
TOTAL COMMON STOCKS (Cost $21,647,232)		19,896,188
Nonconvertible Preferred Stocks - 1.2%
	Shares	Value (Note 1)
Germany - 0.7%
Hugo Boss AG	3,000	$ 55,338
ProSiebenSat.1 Media AG	3,150	16,731
Wella AG	1,292	59,377
TOTAL GERMANY		131,446
Italy - 0.5%
Telecom Italia Spa (Risp)	21,870	105,432
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $298,413)		236,878
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
United Kingdom - 0.0%
BAE Systems PLC 7.45% 11/29/03 (Cost $295)	-	GBP	433	378
Money Market Funds - 4.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $936,742)	936,742	936,742
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $22,882,682)		21,070,186
NET OTHER ASSETS - (1.9)%		(387,743)
NET ASSETS - 100%		$ 20,682,443
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $37,098,150 and $31,377,630, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,654 for the period.
Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income
tax purposes was $23,068,694. Net unrealized depreciation aggregated $1,998,508, of which $1,286,845 related to appreciated investment
securities and $3,285,353 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $2,623,000 of which $301,000 and $2,322,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $22,882,682) - See accompanying schedule		$ 21,070,186
Receivable for investments sold		239,348
Receivable for fund shares sold		8,235
Dividends receivable		25,406
Interest receivable		1,087
Total assets		21,344,262
Liabilities
Payable for investments purchased	$ 570,399
Payable for fund shares redeemed	38,650
Accrued management fee	6,230
Distribution fees payable	11,111
Other payables and accrued expenses	35,429
Total liabilities		661,819
Net Assets		$ 20,682,443
Net Assets consist of:
Paid in capital		$ 25,323,116
Accumulated net investment (loss)		(9,839)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,818,142)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,812,692)
Net Assets		$ 20,682,443

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($3,515,588 ÷ 360,270 shares)	$9.76
Maximum offering price per share (100/94.25 of $9.76)	$10.36
Class T: Net Asset Value and redemption price per share ($7,641,933 ÷ 787,658 shares)	$9.70
Maximum offering price per share (100/96.50 of $9.70)	$10.05
Class B: Net Asset Value and offering price per share ($4,865,451 ÷ 508,691 shares) A	$9.56
Class C: Net Asset Value and offering price per share ($3,750,244 ÷ 391,603 shares) A	$9.58
Institutional Class: Net Asset Value, offering price and redemption price per share ($909,227 ÷ 92,650 shares)	$9.81

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 306,472
Special dividend from Granada PLC		88,415
Interest		45,167
		440,054
Less foreign taxes withheld		(24,846)
Total income		415,208
Expenses
Management fee	$ 168,486
Transfer agent fees	103,144
Distribution fees	149,380
Accounting fees and expenses	61,513
Non-interested trustees' compensation	82
Custodian fees and expenses	63,621
Registration fees	87,016
Audit	25,230
Legal	332
Miscellaneous	15,627
Total expenses before reductions	674,431
Expense reductions	(127,697)	546,734
Net investment income (loss)		(131,526)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,313,256)
Foreign currency transactions	(11,136)	(2,324,392)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(3,600,574)
Assets and liabilities in foreign currencies	793	(3,599,781)
Net gain (loss)		(5,924,173)
Net increase (decrease) in net assets resulting from operations		$ (6,055,699)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (131,526)	$ (137,872)
Net realized gain (loss)	(2,324,392)	(426,876)
Change in net unrealized appreciation (depreciation)	(3,599,781)	695,599
Net increase (decrease) in net assets resulting from operations	(6,055,699)	130,851
Distributions to shareholders From net realized gain	-	(179,139)
In excess of net realized gain	-	(59,365)
Total distributions	-	(238,504)
Share transactions - net increase (decrease)	4,261,479	11,427,176
Total increase (decrease) in net assets	(1,794,220)	11,319,523
Net Assets
Beginning of period	22,476,663	11,157,140
End of period (including accumulated net investment loss of $9,839 and $42,698, respectively)	$ 20,682,443	$ 22,476,663

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.62	$ 11.79	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02) G	(.04) F	(.04)
Net realized and unrealized gain (loss)	(2.84)	1.13	1.83
Total from investment operations	(2.86)	1.09	1.79
Less Distributions
From net realized gain	-	(.20)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.26)	-
Net asset value, end of period	$ 9.76	$ 12.62	$ 11.79
Total Return B, C, D	(22.66)%	9.28%	17.90%
Ratios to Average Net Assets I
Expenses before expense reductions	2.40%	2.32%	4.39% A
Expenses net of voluntary waivers, if any	2.00%	2.00%	2.00% A
Expenses net of all reductions	1.96%	1.99%	1.99% A
Net investment income (loss)	(.17)%	(.33)%	(.47)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,516	$ 2,868	$ 1,853
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05) G	(.08) F	(.07)
Net realized and unrealized gain (loss)	(2.85)	1.15	1.84
Total from investment operations	(2.90)	1.07	1.77
Less Distributions
From net realized gain	-	(.18)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.24)	-
Net asset value, end of period	$ 9.70	$ 12.60	$ 11.77
Total Return B, C, D	(23.02)%	9.12%	17.70%
Ratios to Average Net Assets I
Expenses before expense reductions	2.88%	2.70%	4.70% A
Expenses net of voluntary waivers, if any	2.25%	2.25%	2.25% A
Expenses net of all reductions	2.21%	2.24%	2.24% A
Net investment income (loss)	(.42)%	(.58)%	(.72)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,642	$ 8,019	$ 3,204
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.48	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(2.82)	1.14	1.83
Total from investment operations	(2.92)	1.00	1.71
Less Distributions
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.23)	-
Net asset value, end of period	$ 9.56	$ 12.48	$ 11.71
Total Return B, C, D	(23.40)%	8.56%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.30%	3.24%	5.19% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.71%	2.74%	2.74% A
Net investment income (loss)	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,865	$ 5,187	$ 2,268
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.49	$ 11.71	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10) G	(.14) F	(.12)
Net realized and unrealized gain (loss)	(2.81)	1.15	1.83
Total from investment operations	(2.91)	1.01	1.71
Less Distributions
From net realized gain	-	(.17)	-
In excess of net realized gain	-	(.06)	-
Total distributions	-	(.23)	-
Net asset value, end of period	$ 9.58	$ 12.49	$ 11.71
Total Return B, C, D	(23.30)%	8.65%	17.10%
Ratios to Average Net Assets I
Expenses before expense reductions	3.16%	3.13%	5.16% A
Expenses net of voluntary waivers, if any	2.75%	2.75%	2.75% A
Expenses net of all reductions	2.71%	2.74%	2.74% A
Net investment income (loss)	(.92)%	(1.08)%	(1.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,750	$ 5,146	$ 2,649
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.03 per share.

G Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

H For the period December 17, 1998 (commencement of operations) to October 31, 1999.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 G
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 11.81	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.01 F	(.01) E	(.02)
Net realized and unrealized gain (loss)	(2.88)	1.16	1.83
Total from investment operations	(2.87)	1.15	1.81
Less Distributions
From net realized gain	-	(.21)	-
In excess of net realized gain	-	(.07)	-
Total distributions	-	(.28)	-
Net asset value, end of period	$ 9.81	$ 12.68	$ 11.81
Total Return B, C	(22.63)%	9.79%	18.10%
Ratios to Average Net Assets H
Expenses before expense reductions	2.02%	2.06%	4.10% A
Expenses net of voluntary waivers, if any	1.75%	1.75%	1.75% A
Expenses net of all reductions	1.71%	1.74%	1.74% A
Net investment income (loss)	.08%	(.08)%	(.22)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 909	$ 1,256	$ 1,182
Portfolio turnover rate	141%	106%	69% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend which amounted to $.03 per share.

F Investment income per share reflects a special dividend from Granada PLC which amounted to $.04 per share.

G For the period December 17, 1998 (commencement of operations) to October 31, 1999.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73%
of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 9,525	$ 2,145
Class T	.25%	.25%	42,610	2,847
Class B	.75%	.25%	52,816	41,395
Class C	.75%	.25%	44,429	20,036
			$ 149,380	$ 66,423

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,865	$ 3,862
Class T	22,063	4,117
Class B	8,430	8,430 *
Class C	620	620 *
	$ 43,978	$ 17,029

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,517.33
Class T	47,691.56
Class B	25,647.48
Class C	15,167.34
Institutional Class	2,122.20
	$ 103,144

Accounting Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $44,952 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	2.00%	$ 15,208
Class T	2.25%	53,666
Class B	2.75%	29,298
Class C	2.75%	18,276
Institutional Class	1.75%	2,888
		$ 119,336

Certain security trades were directed to brokers who paid $8,361 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 10% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net realized gain
Class A	$ -	$ 31,783
Class T	-	49,590
Class B	-	36,686
Class C	-	39,947
Institutional Class	-	21,133
Total	$ -	$ 179,139
In excess of net realized gain
Class A	$ -	$ 10,533
Class T	-	16,434
Class B	-	12,158
Class C	-	13,237
Institutional Class	-	7,003
Total	$ -	$ 59,365
	$ -	$ 238,504

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	285,498	713,812	$ 3,280,989	$ 9,666,300
Reinvestment of distributions	-	3,410	-	42,316
Shares redeemed	(152,430)	(647,219)	(1,679,073)	(8,217,175)
Net increase (decrease)	133,068	70,003	$ 1,601,916	$ 1,491,441
Class T Shares sold	408,350	523,847	$ 4,598,870	$ 6,821,221
Reinvestment of distributions	-	5,110	-	63,360
Shares redeemed	(257,198)	(164,779)	(2,749,421)	(2,166,598)
Net increase (decrease)	151,152	364,178	$ 1,849,449	$ 4,717,983
Class B Shares sold	226,898	271,776	$ 2,508,485	$ 3,515,035
Reinvestment of distributions	-	3,807	-	46,976
Shares redeemed	(133,675)	(53,848)	(1,414,151)	(699,801)
Net increase (decrease)	93,223	221,735	$ 1,094,334	$ 2,862,210
Class C Shares sold	144,981	230,974	$ 1,600,419	$ 2,964,989
Reinvestment of distributions	-	3,366	-	41,574
Shares redeemed	(165,343)	(48,512)	(1,813,692)	(635,133)
Net increase (decrease)	(20,362)	185,828	$ (213,273)	$ 2,371,430
Institutional Class Shares sold	3,587	1,889	$ 39,471	$ 24,700
Reinvestment of distributions	-	2,256	-	28,016
Shares redeemed	(10,018)	(5,122)	(110,418)	(68,604)
Net increase (decrease)	(6,431)	(977)	$ (70,947)	$ (15,888)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International Investments Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Richard C. Habermann, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

AGLOI-ANN-1201 149862
1.728714.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	37	The auditors' opinion.
Distributions	38

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Intl Cap App - CL A	-25.17%	18.69%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-29.47%	11.87%
MSCI® AC World ex US	-24.93%	-4.95%
International Funds Average	-26.39%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL A	-25.17%	4.38%
Fidelity Adv Intl Cap App - CL A (incl. 5.75% sales charge)	-29.47%	2.85%
MSCI AC World ex US	-24.93%	-1.26%
International Funds Average	-26.39%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Class A on November 3, 1997, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,187 - an 11.87% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have been $9,505 - a 4.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	-25.32%	17.92%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	-27.94%	13.79%
MSCI AC World ex US	-24.93%	-4.95%
International Funds Average	-26.39%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL T	-25.32%	4.21%
Fidelity Adv Intl Cap App - CL T (incl. 3.50% sales charge)	-27.94%	3.29%
MSCI AC World ex US	-24.93%	-1.26%
International Funds Average	-26.39%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,379 - a 13.79% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have been $9,505 - a 4.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	-25.75%	15.10%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-29.37%	12.10%
MSCI AC World ex US	-24.93%	-4.95%
International Funds Average	-26.39%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL B	-25.75%	3.58%
Fidelity Adv Intl Cap App - CL B (incl. contingent deferred sales charge)	-29.37%	2.90%
MSCI AC World ex US	-24.93%	-1.26%
International Funds Average	-26.39%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class B on November 3, 1997, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,210 - a 12.10% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have been $9,505 - a 4.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor International Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	-25.71%	15.23%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	-26.43%	15.23%
MSCI AC World ex US	-24.93%	-4.95%
International Funds Average	-26.39%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - CL C	-25.71%	3.61%
Fidelity Adv Intl Cap App - CL C (incl. contingent deferred sales charge)	-26.43%	3.61%
MSCI AC World ex US	-24.93%	-1.26%
International Funds Average	-26.39%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class C on November 3, 1997, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,523 - a 15.23% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have been $9,505 - a 4.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. The fund performed decently, considering the environment. For the 12-month period that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -25.17%, -25.32%, -25.75% and -25.71%, respectively. The Morgan Stanley Capital International All Country World ex-USA Index returned -24.93% during the same period, while the international funds average returned -26.39%, according to Lipper Inc.

Q. How did the volatile markets affect your investment approach and the fund's performance during the period?

A. My objective in managing the fund is to look for companies exhibiting the fastest earnings growth. In past years, many of these opportunities came from the technology, media and telecommunications (TMT) sector. Following the earnings collapse within the TMT group in early 2001, however, many of the best growth stories came from the more defensive areas of the market. The fund began the year in more of a defensive mode, but I gradually began to notice improvement in certain TMT areas during the summer and assumed a more aggressive stance. At the same time, stock prices within the TMT sector fell to more evenly reflect lower overall earnings projections. The fund was overweighted in TMT stocks at the time of the terrorist attacks, and thus lost any gains it had made to that point. As for my stock picking approach, I tried to find companies that were medium in size - between $1 billion and $5 billion - had an element of inside ownership, were generating good profit margins and were capturing market share.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your specific strategy within the TMT sector?

A. Most of my buying activity revolved around my observation that fundamentals within the wireless handset industry were improving. As such, I added to the fund's positions in several cellular handset, electrical component and semiconductor names. These included Vodafone - a leading cellular service provider - as well as Murata, a Japanese electronics company that supplies components to the wireless industry. I also added to the fund's investment in Taiwan Semiconductor, one of the largest semiconductor foundries in the world. This aggressive stance hurt the fund in September, but I remained confident that fundamentals would continue to improve. At the end of the period, Vodafone, Murata and Taiwan Semi were the fund's three largest positions, respectively. None performed particularly well during the period, but I remained optimistic as the period came to an end.

Q. Where did you find opportunities when you were in defensive mode?

A. I was attracted to regional banks, because they tended to offer decent performance as world economies softened. As such, I added to the fund's positions in names such as South Korea's Kookmin Bank and Spain's Banco Popular. Kookmin was one of the fund's best performers during the period. The bank was in the process of merging with another Korean bank, and investors felt the merger could help Kookmin cut costs.

Q. Did the line between growth stocks and value stocks become blurred during the period?

A. For most of the period, the fastest-growing value stocks represented the best investment opportunities. Value stocks outperformed growth stocks during the past 12 months, and some of the fund's better performers came from defensive areas. A good example was Swedish Match, a large tobacco company based in Sweden. Swedish Match generated mid-teens earnings growth during the period, which far exceeded what the general market was offering.

Q. What was the story in Japan during the period?

A. The situation in Japan was a disappointing one. The Japanese government continued to be slow in reforming the country's shaky banking system, and the market there suffered as a result. Several Japanese stocks did influence fund performance during the period, including Paris Miki, an eyeglass retailer that performed well. Disappointments included Furukawa Electric and JAFCO, a small, Internet-oriented venture capital firm.

Q. Which other stocks influenced performance?

A. French do-it-yourself retailer Castorama Dubois was the fund's best performer during the period, and I eventually sold out of the stock to lock in gains. Norwegian videoconferencing company Tandberg was another terrific stock, as videoconferencing technology was in demand due to decreased business travel. As for disappointments, my decision to play Ericsson as a turnaround story didn't pan out. Nikko Cordial - formerly known as Nikko Securities - suffered from lower trading volumes and commissions. The fund did not own positions in Tandberg or Ericsson at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. We may be in for some good news during the next few months, but we can also expect some bad news mixed in. Company fundamentals, for example, may well take two steps forward and one step back if improvement begins to take hold. A key focus for me will be to find companies that are gaining market share in industries that are operating under difficult conditions. This will allow the fund to be in on the ground floor when any upturns occur. I'll also continue to sort through mid-cap stocks for exciting stories, and may emphasize industry leaders within the TMT group.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2001, more than $177 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey shares his blueprint for investing in uncertain markets:

"Uncertainty breeds buying opportunities, but it also forces you to be more selective. As this period progressed - and the uncertainty multiplied - I wrote down a list of stock characteristics that were at the top of my shopping list. For starters, I wanted to find medium-sized companies (valued between $1 billion and $5 billion) that had room to grow within their industries. Mid-cap names accounted for 33% of the fund's investments at the end of the period - up from 20% when we started - and this emphasis helped performance.

"I also favored companies with inside ownership, because it indicated to me that management's objectives were aligned with its external shareholders. Retailer Luxottica was a good example of this, as 70% of the company is owned by its founder. Other features I looked for included high profitability, increased market share and good free cash flow to support growth and/or acquisitions.

"Most of the fund's top holdings at the end of the period reflected this formula, including France-based Neopost - which makes postal equipment - asset management companies Julius Baer and Deutsche Boerse, and Mexican TV broadcasters Grupo Televisa and TV Azteca."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	6.1	1.3
Murata Manufacturing Co. Ltd. (Japan, Electronic Equipment & Instruments)	3.5	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	2.9	0.0
Kookmin Bank (Korea (South), Banks)	2.8	1.5
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	2.8	0.6
	18.1
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	19.9
Financials	18.8	28.5
Consumer Discretionary	10.0	16.5
Consumer Staples	9.7	8.8
Telecommunication Services	9.0	3.1
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	19.1	17.1
Japan	12.5	21.8
France	8.1	7.3
Korea (South)	5.9	3.1
Taiwan	5.0	8.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 89.4%	Stocks 91.0%
Short-Term Investments and Net Other Assets 10.6%	Short-Term Investments and Net Other Assets 9.0%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
Belgium - 0.6%
Delhaize Freres & Compagnie Le Lion SA	19,400	$ 1,065,356
Brazil - 0.8%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	89,800	1,412,554
Canada - 3.9%
Precision Drilling Corp. (a)	145,600	3,714,697
Suncor Energy, Inc.	104,100	3,171,623
TOTAL CANADA		6,886,320
Finland - 2.5%
Nokia Corp.	211,600	4,339,916
France - 8.1%
BNP Paribas SA	23,300	1,938,166
Credit Lyonnais SA	49,300	1,725,141
Neopost SA (a)	142,228	4,225,345
NRJ Group	85,100	1,248,764
Pernod-Ricard	31,600	2,211,824
Thales SA	27,300	1,049,676
TotalFinaElf SA Class B	14,200	1,980,616
TOTAL FRANCE		14,379,532
Germany - 3.6%
Deutsche Boerse AG	71,100	2,461,099
Epcos AG	48,600	2,093,103
MLP AG	14,100	944,398
SAP AG	9,100	942,112
TOTAL GERMANY		6,440,712
Hong Kong - 2.2%
Hong Kong Exchanges & Clearing Ltd.	1,504,000	2,015,013
Li & Fung Ltd.	1	1
Television Broadcasts Ltd.	643,000	1,896,062
TOTAL HONG KONG		3,911,076
Ireland - 1.8%
Elan Corp. PLC sponsored ADR (a)	68,100	3,108,765
Italy - 1.1%
Luxottica Group Spa sponsored ADR	121,200	1,910,112
Japan - 12.5%
Advantest Corp.	32,900	1,692,691
Fuji Heavy Industries Ltd.	165,000	807,146
JAFCO Co. Ltd.	43,600	2,816,464
Japan Telecom Co. Ltd.	770	2,408,412
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Murata Manufacturing Co. Ltd.	99,500	$ 6,240,588
Nikko Cordial Corp.	464,000	2,504,729
Paris Miki, Inc.	88,800	2,748,485
Tokyo Electron Ltd.	72,500	2,978,154
TOTAL JAPAN		22,196,669
Korea (South) - 5.9%
Kookmin Bank	322,900	5,002,322
Kookmin Credit Card Co. Ltd. (a)	121,570	3,258,188
Samsung Electro-Mechanics Co.	77,800	1,747,637
SK Telecom Co. Ltd.	2,600	494,423
TOTAL KOREA (SOUTH)		10,502,570
Mexico - 3.5%
Grupo Televisa SA de CV sponsored ADR (a)	132,000	4,019,400
TV Azteca SA de CV sponsored ADR	452,400	2,180,568
TOTAL MEXICO		6,199,968
Netherlands - 4.3%
ASML Holding NV (NY Shares) (a)	342,800	4,929,464
Buhrmann NV	118,200	745,931
Koninklijke Ahold NV	67,804	1,908,128
TOTAL NETHERLANDS		7,583,523
Netherlands Antilles - 1.6%
Schlumberger Ltd. (NY Shares)	59,200	2,866,464
Norway - 1.1%
Norsk Hydro AS	49,000	1,867,748
Spain - 4.7%
Acerinox SA (Reg.)	72,900	2,283,206
Altadis SA	259,100	4,256,900
Banco Popular Espanol SA (Reg.)	50,400	1,692,398
TOTAL SPAIN		8,232,504
Sweden - 3.2%
Electrolux AB (B Shares)	156,100	1,873,300
Swedish Match Co.	734,400	3,786,951
TOTAL SWEDEN		5,660,251
Switzerland - 3.0%
Julius Baer Holding AG (Bearer)	8,500	2,595,936
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Serono SA Series B	1,000	$ 790,134
Swiss Reinsurance Co. (Reg.)	19,000	1,953,608
TOTAL SWITZERLAND		5,339,678
Taiwan - 5.0%
Sunplus Technology Co. Ltd.	602,000	1,169,101
Taiwan Semiconductor Manufacturing Co. Ltd.	2,914,000	5,152,290
United Microelectronics Corp.	3,173,700	2,612,553
TOTAL TAIWAN		8,933,944
United Kingdom - 19.1%
Amvescap PLC	10,700	127,679
AstraZeneca PLC (United Kingdom)	59,600	2,688,556
Boots Co. PLC	242,700	2,136,721
Cable & Wireless PLC	490,000	2,217,579
Cordiant Communications Group PLC	1,227,100	1,535,681
Galen Holdings PLC sponsored ADR	37,800	1,634,850
Lloyds TSB Group PLC	179,100	1,808,747
Logica PLC	169,100	1,830,793
Man Group PLC	62,200	1,002,889
Misys PLC	529,000	2,001,482
Shire Pharmaceuticals Group PLC sponsored ADR (a)	64,400	2,878,680
Signet Group PLC	1,503,200	1,356,223
Somerfield PLC (a)	1,267,700	1,900,100
Vodafone Group PLC	4,639,500	10,726,556
TOTAL UNITED KINGDOM		33,846,536
United States of America - 0.9%
InFocus Corp. (a)	86,100	1,666,896
TOTAL COMMON STOCKS (Cost $167,832,624)		158,351,094
Money Market Funds - 8.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b)	12,035,432	$ 12,035,432
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	2,811,577	2,811,577
TOTAL MONEY MARKET FUNDS (Cost $14,847,009)		14,847,009
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $182,679,633)		173,198,103
NET OTHER ASSETS - 2.2%		3,832,726
NET ASSETS - 100%		$ 177,030,829
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $541,587,831 and $565,594,358, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $216 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $183,978,356. Net unrealized depreciation aggregated $10,780,253, of which $8,579,880 related to appreciated investment securities and $19,360,133 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $90,369,000 of which $23,648,000 and $66,721,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $2,785,848) (cost $182,679,633) - See accompanying schedule		$ 173,198,103
Cash		251
Foreign currency held at value (cost $141,625)		141,671
Receivable for investments sold		13,439,124
Receivable for fund shares sold		425,082
Dividends receivable		241,397
Interest receivable		34,687
Other receivables		1,354
Total assets		187,481,669
Liabilities
Payable for investments purchased	$ 6,314,524
Payable for fund shares redeemed	1,041,557
Accrued management fee	102,888
Distribution fees payable	97,046
Other payables and accrued expenses	83,248
Collateral on securities loaned, at value	2,811,577
Total liabilities		10,450,840
Net Assets		$ 177,030,829
Net Assets consist of:
Paid in capital		$ 278,316,405
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,810,799)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(9,474,777)
Net Assets		$ 177,030,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,069,769 ÷ 1,089,301 shares)	$11.08
Maximum offering price per share (100/94.25 of $11.08)	$11.76
Class T: Net Asset Value and redemption price per share ($88,817,689 ÷ 8,035,630 shares)	$11.05
Maximum offering price per share (100/96.50 of $11.05)	$11.45
Class B: Net Asset Value and offering price per share ($36,593,071 ÷ 3,375,649 shares) A	$10.84
Class C: Net Asset Value and offering price per share ($33,117,831 ÷ 3,056,646 shares) A	$10.83
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,432,469 ÷ 576,073 shares)	$11.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 2,838,102
Interest		694,524
Security lending		104,365
		3,636,991
Less foreign taxes withheld		(373,723)
Total income		3,263,268
Expenses
Management fee	$ 1,568,265
Transfer agent fees	834,357
Distribution fees	1,405,117
Accounting and security lending fees	133,994
Non-interested trustees' compensation	802
Custodian fees and expenses	195,163
Registration fees	80,431
Audit	48,587
Legal	3,905
Miscellaneous	129,287
Total expenses before reductions	4,399,908
Expense reductions	(301,609)	4,098,299
Net investment income (loss)		(835,031)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(64,190,791)
Foreign currency transactions	(336,511)	(64,527,302)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,578,783
Assets and liabilities in foreign currencies	19,777	1,598,560
Net gain (loss)		(62,928,742)
Net increase (decrease) in net assets resulting from operations		$ (63,763,773)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (835,031)	$ (1,176,109)
Net realized gain (loss)	(64,527,302)	(21,134,678)
Change in net unrealized appreciation (depreciation)	1,598,560	(21,012,423)
Net increase (decrease) in net assets resulting from operations	(63,763,773)	(43,323,210)
Distributions to shareholders From net investment income	(6,734,364)	-
In excess of net investment income	-	(54,984)
From net realized gain	-	(3,820,036)
Total distributions	(6,734,364)	(3,875,020)
Share transactions - net increase (decrease)	(16,272,529)	237,287,811
Total increase (decrease) in net assets	(86,770,666)	190,089,581
Net Assets
Beginning of period	263,801,495	73,711,914
End of period (including undistributed net investment income of $0 and $1,608,803, respectively)	$ 177,030,829	$ 263,801,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.01)	(.00)
Net realized and unrealized gain (loss)	(3.73)	.88 I	5.00	.07
Total from investment operations	(3.74)	.85	4.99	.07
Less Distributions
From net investment income	(.44)	-	-	-
In excess of net investment income	-	(.02) G	-	-
From net realized gain	-	(.63) G	-	-
Total distributions	(.44)	(.65)	-	-
Net asset value, end of period	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Total Return B, C, D	(25.17)%	5.31%	49.55%	0.70%
Ratios to Average Net Assets H
Expenses before expense reductions	1.71%	1.55%	2.13%	6.48% A
Expenses net of voluntary waivers, if any	1.70%	1.55%	1.72%	2.06% A
Expenses net of all reductions	1.57%	1.50%	1.67%	2.06% A
Net investment income (loss)	(.05)%	(.16)%	(.06)%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,070	$ 15,348	$ 3,407	$ 860
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	(3.73)	.88 I	5.02	.07
Total from investment operations	(3.76)	.82	4.98	.04
Less Distributions
From net investment income	(.40)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.62) G	-	-
Total distributions	(.40)	(.63)	-	-
Net asset value, end of period	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Total Return B, C, D	(25.32)%	5.13%	49.60%	0.40%
Ratios to Average Net Assets H
Expenses before expense reductions	1.87%	1.72%	2.29%	3.98% A
Expenses net of voluntary waivers, if any	1.87%	1.72%	1.97%	2.31% A
Expenses net of all reductions	1.73%	1.67%	1.92%	2.31% A
Net investment income (loss)	(.22)%	(.33)%	(.31)%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,818	$ 145,721	$ 44,233	$ 12,117
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	(3.67)	.89 I	4.93	.06
Total from investment operations	(3.77)	.73	4.83	(.01)
Less Distributions
From net investment income	(.35)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.58) G	-	-
Total distributions	(.35)	(.59)	-	-
Net asset value, end of period	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Total Return B, C, D	(25.75)%	4.60%	48.35%	(0.10)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.47%	2.30%	2.82%	4.97% A
Expenses net of voluntary waivers, if any	2.45%	2.30%	2.47%	2.81% A
Expenses net of all reductions	2.32%	2.26%	2.42%	2.81% A
Net investment income (loss)	(.80)%	(.92)%	(.81)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,593	$ 49,140	$ 11,098	$ 4,047
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	(3.67)	.88 I	4.95	.06
Total from investment operations	(3.76)	.73	4.85	(.02)
Less Distributions
From net investment income	(.37)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.59) G	-	-
Total distributions	(.37)	(.60)	-	-
Net asset value, end of period	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Total Return B, C, D	(25.71)%	4.59%	48.60%	(0.20)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.38%	2.25%	2.82%	5.44% A
Expenses net of voluntary waivers, if any	2.38%	2.25%	2.47%	2.81% A
Expenses net of all reductions	2.24%	2.21%	2.42%	2.81% A
Net investment income (loss)	(.73)%	(.86)%	(.81)%	(.75)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,118	$ 44,041	$ 7,874	$ 2,217
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.35	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income D	.06	.04	.02	.04
Net realized and unrealized gain (loss)	(3.75)	.88 H	4.98	.05
Total from investment operations	(3.69)	.92	5.00	.09
Less Distributions
From net investment income	(.49)	-	-	-
In excess of net investment income	-	(.03) F	-	-
From net realized gain	-	(.63) F	-	-
Total distributions	(.49)	(.66)	-	-
Net asset value, end of period	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Total Return B, C	(24.75)%	5.78%	49.55%	0.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.19%	1.15%	1.70%	3.49% A
Expenses net of voluntary waivers, if any	1.19%	1.15%	1.47%	1.81% A
Expenses net of all reductions	1.05%	1.10%	1.42%	1.81% A
Net investment income	.46%	.24%	.19%	.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,432	$ 9,551	$ 7,099	$ 4,682
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 33,654	$ 111
Class T	.25%	.25%	567,018	6,010
Class B	.75%	.25%	424,957	318,931
Class C	.75%	.25%	379,488	169,247
			$ 1,405,117	$ 494,299

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 46,244	$ 13,871
Class T	111,629	29,458
Class B	103,702	103,702 *
Class C	14,249	14,249 *
	$ 275,824	$ 161,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 61,659.46
Class T	414,982.37
Class B	199,962.47
Class C	142,830.38
Institutional Class	14,924.19
	$ 834,357

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $694,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.70%	$ 1,091
Class B	2.45%	9,005
		$ 10,096

Certain security trades were directed to brokers who paid $290,688 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $825, respectively.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 446,207	$ -
Class T	3,730,603	-
Class B	1,163,768	-
Class C	1,083,919	-
Institutional Class	309,867	-
Total	$ 6,734,364	$ -
In excess of net investment income
Class A	$ -	$ 4,983
Class T	-	26,087
Class B	-	5,868
Class C	-	4,607
Institutional Class	-	13,439
Total	$ -	$ 54,984
From net realized gain
Class A	$ -	$ 185,477
Class T	-	2,368,340
Class B	-	532,713
Class C	-	418,246
Institutional Class	-	315,260
Total	$ -	$ 3,820,036
	$ 6,734,364	$ 3,875,020

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	1,385,567	1,298,390	$ 17,585,181	$ 24,276,500
Reinvestment of distributions	28,506	11,029	409,058	182,210
Shares redeemed	(1,330,498)	(529,938)	(16,975,774)	(9,521,477)
Net increase (decrease)	83,575	779,481	$ 1,018,465	$ 14,937,233
Class T Shares sold	6,851,548	10,643,173	$ 87,993,894	$ 198,331,205
Reinvestment of distributions	247,431	139,588	3,548,157	2,301,807
Shares redeemed	(8,644,904)	(4,147,046)	(111,250,277)	(73,453,339)
Net increase (decrease)	(1,545,925)	6,635,715	$ (19,708,226)	$ 127,179,673
Class B Shares sold	935,876	3,121,970	$ 11,852,927	$ 58,110,416
Reinvestment of distributions	71,668	27,962	1,013,382	455,782
Shares redeemed	(916,789)	(613,723)	(11,422,075)	(10,750,739)
Net increase (decrease)	90,755	2,536,209	$ 1,444,234	$ 47,815,459
Class C Shares sold	1,146,384	3,154,880	$ 14,625,052	$ 58,126,678
Reinvestment of distributions	65,994	23,657	931,826	385,612
Shares redeemed	(1,100,154)	(765,264)	(13,998,485)	(13,960,952)
Net increase (decrease)	112,224	2,413,273	$ 1,558,393	$ 44,551,338
Institutional Class Shares sold	901,495	318,946	$ 11,414,637	$ 5,848,714
Reinvestment of distributions	18,705	18,789	269,167	310,963
Shares redeemed	(966,463)	(185,886)	(12,269,199)	(3,355,569)
Net increase (decrease)	(46,263)	151,849	$ (585,395)	$ 2,804,108

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to,

foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/00	$0.152	$0.015
Class T	12/11/00	$0.139	$0.015
Class B	12/11/00	$0.122	$0.015
Class C	12/11/00	$0.129	$0.015
Institutional Class	12/11/00	$0.169	$0.015

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Kevin McCarey, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos*

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AICAP-ANN-1201 149969
1.711985.103

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Independent Auditors' Report	31	The auditors' opinion.
Distributions	32

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor International Capital Appreciation Fund -
Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Intl Cap App - Inst CL	-24.75%	20.11%
MSCI® AC World ex US	-24.93%	-4.95%
International Funds Average	-26.39%	n/a *

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM  AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Intl Cap App - Inst CL	-24.75%	4.69%
MSCI AC World ex US	-24.93%	-1.26%
International Funds Average	-26.39%	n/a *

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $12,011 - a 20.11% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have been $9,505 - a 4.95% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund

Q. How did the fund perform, Kevin?

A. The fund performed decently, considering its environment. For the 12-month period that ended October 31, 2001, the fund's Institutional Class shares returned -24.75%. The Morgan Stanley Capital International All Country World ex-USA Index returned -24.93% during the same period, while the international funds average returned -26.39%, according to Lipper Inc.

Q. How did the volatile markets affect your investment approach and the fund's performance during the period?

A. My objective in managing the fund is to look for companies exhibiting the fastest earnings growth. In past years, many of these opportunities came from the technology, media and telecommunications (TMT) sector. Following the earnings collapse within the TMT group in early 2001, however, many of the best growth stories came from the more defensive areas of the market. The fund began the year in more of a defensive mode, but I gradually began to notice improvement in certain TMT areas during the summer and assumed a more aggressive stance. At the same time, stock prices within the TMT sector fell to more evenly reflect lower overall earnings projections. The fund was overweighted in TMT stocks at the time of the terrorist attacks, and thus lost any gains it had made to that point. As for my stock picking approach, I tried to find companies that were medium in size - between $1 billion and $5 billion - had an element of inside ownership, were generating good profit margins and were capturing market share.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your specific strategy within the TMT sector?

A. Most of my buying activity revolved around my observation that fundamentals within the wireless handset industry were improving. As such, I added to the fund's positions in several cellular handset, electrical component and semiconductor names. These included Vodafone - a leading cellular service provider - as well as Murata, a Japanese electronics company that supplies components to the wireless industry. I also added to the fund's investment in Taiwan Semiconductor, one of the largest semiconductor foundries in the world. This aggressive stance hurt the fund in September, but I remained confident that fundamentals would continue to improve. At the end of the period, Vodafone, Murata and Taiwan Semi were the fund's three largest positions, respectively. None performed particularly well during the period, but I remained optimistic as the period came to an end.

Q. Where did you find opportunities when you were in defensive mode?

A. I was attracted to regional banks, because they tended to offer decent performance as world economies softened. As such, I added to the fund's positions in names such as South Korea's Kookmin Bank and Spain's Banco Popular. Kookmin was one of the fund's best performers during the period. The bank was in the process of merging with another Korean bank, and investors felt the merger could help Kookmin cut costs.

Q. Did the line between growth stocks and value stocks become blurred during the period?

A. For most of the period, the fastest-growing value stocks represented the best investment opportunities. Value stocks outperformed growth stocks during the past 12 months, and some of the fund's better performers came from defensive areas. A good example was Swedish Match, a large tobacco company based in Sweden. Swedish Match generated mid-teens earnings growth during the period, which far exceeded what the general market was offering.

Q. What was the story in Japan during the period?

A. The situation in Japan was a disappointing one. The Japanese government continued to be slow in reforming the country's shaky banking system, and the market there suffered as a result. Several Japanese stocks did influence fund performance during the period, including Paris Miki, an eyeglass retailer that performed well. Disappointments included Furukawa Electric and JAFCO, a small, Internet-oriented venture capital firm.

Q. Which other stocks influenced performance?

A. French do-it-yourself retailer Castorama Dubois was the fund's best performer during the period, and I eventually sold out of the stock to lock in gains. Norwegian videoconferencing company Tandberg was another terrific stock, as videoconferencing technology was in demand due to decreased business travel. As for disappointments, my decision to play Ericsson as a turnaround story didn't pan out. Nikko Cordial - formerly known as Nikko Securities - suffered from lower trading volumes and commissions. The fund did not own positions in Tandberg or Ericsson at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. We may be in for some good news during the next few months, but we can also expect some bad news mixed in. Company fundamentals, for example, may well take two steps forward and one step back if improvement begins to take hold. A key focus for me will be to find companies that are gaining market share in industries that are operating under difficult conditions. This will allow the fund to be in on the ground floor when any upturns occur. I'll also continue to sort through mid-cap stocks for exciting stories, and may emphasize industry leaders within the TMT group.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation by investing in securities of foreign issuers

Start date: November 3, 1997

Size: as of October 31, 2001, more than $177 million

Manager: Kevin McCarey, since inception; joined Fidelity in 1985

3

Kevin McCarey shares his blueprint for investing in uncertain markets:

"Uncertainty breeds buying opportunities, but it also forces you to be more selective. As this period progressed - and the uncertainty multiplied - I wrote down a list of stock characteristics that were at the top of my shopping list. For starters, I wanted to find medium-sized companies (valued between $1 billion and $5 billion) that had room to grow within their industries. Mid-cap names accounted for 33% of the fund's investments at the end of the period - up from 20% when we started - and this emphasis helped performance.

"I also favored companies with inside ownership, because it indicated to me that management's objectives were aligned with its external shareholders. Retailer Luxottica was a good example of this, as 70% of the company is owned by its founder. Other features I looked for included high profitability, increased market share and good free cash flow to support growth and/or acquisitions.

"Most of the fund's top holdings at the end of the period reflected this formula, including France-based Neopost - which makes postal equipment - asset management companies Julius Baer and Deutsche Boerse, and Mexican TV broadcasters Grupo Televisa and TV Azteca."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	6.1	1.3
Murata Manufacturing Co. Ltd. (Japan, Electronic Equipment & Instruments)	3.5	0.0
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductor Equipment & Products)	2.9	0.0
Kookmin Bank (Korea (South), Banks)	2.8	1.5
ASML Holding NV (NY Shares) (Netherlands, Semiconductor Equipment & Products)	2.8	0.6
	18.1
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	22.2	19.9
Financials	18.8	28.5
Consumer Discretionary	10.0	16.5
Consumer Staples	9.7	8.8
Telecommunication Services	9.0	3.1
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	19.1	17.1
Japan	12.5	21.8
France	8.1	7.3
Korea (South)	5.9	3.1
Taiwan	5.0	8.1
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 89.4%	Stocks 91.0%
Short-Term Investments and Net Other Assets 10.6%	Short-Term Investments and Net Other Assets 9.0%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 89.4%
	Shares	Value (Note 1)
Belgium - 0.6%
Delhaize Freres & Compagnie Le Lion SA	19,400	$ 1,065,356
Brazil - 0.8%
Uniao de Bancos Brasileiros SA (Unibanco) GDR	89,800	1,412,554
Canada - 3.9%
Precision Drilling Corp. (a)	145,600	3,714,697
Suncor Energy, Inc.	104,100	3,171,623
TOTAL CANADA		6,886,320
Finland - 2.5%
Nokia Corp.	211,600	4,339,916
France - 8.1%
BNP Paribas SA	23,300	1,938,166
Credit Lyonnais SA	49,300	1,725,141
Neopost SA (a)	142,228	4,225,345
NRJ Group	85,100	1,248,764
Pernod-Ricard	31,600	2,211,824
Thales SA	27,300	1,049,676
TotalFinaElf SA Class B	14,200	1,980,616
TOTAL FRANCE		14,379,532
Germany - 3.6%
Deutsche Boerse AG	71,100	2,461,099
Epcos AG	48,600	2,093,103
MLP AG	14,100	944,398
SAP AG	9,100	942,112
TOTAL GERMANY		6,440,712
Hong Kong - 2.2%
Hong Kong Exchanges & Clearing Ltd.	1,504,000	2,015,013
Li & Fung Ltd.	1	1
Television Broadcasts Ltd.	643,000	1,896,062
TOTAL HONG KONG		3,911,076
Ireland - 1.8%
Elan Corp. PLC sponsored ADR (a)	68,100	3,108,765
Italy - 1.1%
Luxottica Group Spa sponsored ADR	121,200	1,910,112
Japan - 12.5%
Advantest Corp.	32,900	1,692,691
Fuji Heavy Industries Ltd.	165,000	807,146
JAFCO Co. Ltd.	43,600	2,816,464
Japan Telecom Co. Ltd.	770	2,408,412
Common Stocks - continued
	Shares	Value (Note 1)
Japan - continued
Murata Manufacturing Co. Ltd.	99,500	$ 6,240,588
Nikko Cordial Corp.	464,000	2,504,729
Paris Miki, Inc.	88,800	2,748,485
Tokyo Electron Ltd.	72,500	2,978,154
TOTAL JAPAN		22,196,669
Korea (South) - 5.9%
Kookmin Bank	322,900	5,002,322
Kookmin Credit Card Co. Ltd. (a)	121,570	3,258,188
Samsung Electro-Mechanics Co.	77,800	1,747,637
SK Telecom Co. Ltd.	2,600	494,423
TOTAL KOREA (SOUTH)		10,502,570
Mexico - 3.5%
Grupo Televisa SA de CV sponsored ADR (a)	132,000	4,019,400
TV Azteca SA de CV sponsored ADR	452,400	2,180,568
TOTAL MEXICO		6,199,968
Netherlands - 4.3%
ASML Holding NV (NY Shares) (a)	342,800	4,929,464
Buhrmann NV	118,200	745,931
Koninklijke Ahold NV	67,804	1,908,128
TOTAL NETHERLANDS		7,583,523
Netherlands Antilles - 1.6%
Schlumberger Ltd. (NY Shares)	59,200	2,866,464
Norway - 1.1%
Norsk Hydro AS	49,000	1,867,748
Spain - 4.7%
Acerinox SA (Reg.)	72,900	2,283,206
Altadis SA	259,100	4,256,900
Banco Popular Espanol SA (Reg.)	50,400	1,692,398
TOTAL SPAIN		8,232,504
Sweden - 3.2%
Electrolux AB (B Shares)	156,100	1,873,300
Swedish Match Co.	734,400	3,786,951
TOTAL SWEDEN		5,660,251
Switzerland - 3.0%
Julius Baer Holding AG (Bearer)	8,500	2,595,936
Common Stocks - continued
	Shares	Value (Note 1)
Switzerland - continued
Serono SA Series B	1,000	$ 790,134
Swiss Reinsurance Co. (Reg.)	19,000	1,953,608
TOTAL SWITZERLAND		5,339,678
Taiwan - 5.0%
Sunplus Technology Co. Ltd.	602,000	1,169,101
Taiwan Semiconductor Manufacturing Co. Ltd.	2,914,000	5,152,290
United Microelectronics Corp.	3,173,700	2,612,553
TOTAL TAIWAN		8,933,944
United Kingdom - 19.1%
Amvescap PLC	10,700	127,679
AstraZeneca PLC (United Kingdom)	59,600	2,688,556
Boots Co. PLC	242,700	2,136,721
Cable & Wireless PLC	490,000	2,217,579
Cordiant Communications Group PLC	1,227,100	1,535,681
Galen Holdings PLC sponsored ADR	37,800	1,634,850
Lloyds TSB Group PLC	179,100	1,808,747
Logica PLC	169,100	1,830,793
Man Group PLC	62,200	1,002,889
Misys PLC	529,000	2,001,482
Shire Pharmaceuticals Group PLC sponsored ADR (a)	64,400	2,878,680
Signet Group PLC	1,503,200	1,356,223
Somerfield PLC (a)	1,267,700	1,900,100
Vodafone Group PLC	4,639,500	10,726,556
TOTAL UNITED KINGDOM		33,846,536
United States of America - 0.9%
InFocus Corp. (a)	86,100	1,666,896
TOTAL COMMON STOCKS (Cost $167,832,624)		158,351,094
Money Market Funds - 8.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 2.81% (b)	12,035,432	$ 12,035,432
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	2,811,577	2,811,577
TOTAL MONEY MARKET FUNDS (Cost $14,847,009)		14,847,009
TOTAL INVESTMENT PORTFOLIO - 97.8% (Cost $182,679,633)		173,198,103
NET OTHER ASSETS - 2.2%		3,832,726
NET ASSETS - 100%		$ 177,030,829
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $541,587,831 and $565,594,358, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $216 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $183,978,356. Net unrealized depreciation aggregated $10,780,253, of which $8,579,880 related to appreciated investment securities and $19,360,133 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $90,369,000 of which $23,648,000 and $66,721,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $2,785,848) (cost $182,679,633) - See accompanying schedule		$ 173,198,103
Cash		251
Foreign currency held at value (cost $141,625)		141,671
Receivable for investments sold		13,439,124
Receivable for fund shares sold		425,082
Dividends receivable		241,397
Interest receivable		34,687
Other receivables		1,354
Total assets		187,481,669
Liabilities
Payable for investments purchased	$ 6,314,524
Payable for fund shares redeemed	1,041,557
Accrued management fee	102,888
Distribution fees payable	97,046
Other payables and accrued expenses	83,248
Collateral on securities loaned, at value	2,811,577
Total liabilities		10,450,840
Net Assets		$ 177,030,829
Net Assets consist of:
Paid in capital		$ 278,316,405
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(91,810,799)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(9,474,777)
Net Assets		$ 177,030,829

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($12,069,769 ÷ 1,089,301 shares)	$11.08
Maximum offering price per share (100/94.25 of $11.08)	$11.76
Class T: Net Asset Value and redemption price per share ($88,817,689 ÷ 8,035,630 shares)	$11.05
Maximum offering price per share (100/96.50 of $11.05)	$11.45
Class B: Net Asset Value and offering price per share ($36,593,071 ÷ 3,375,649 shares) A	$10.84
Class C: Net Asset Value and offering price per share ($33,117,831 ÷ 3,056,646 shares) A	$10.83
Institutional Class: Net Asset Value, offering price and redemption price per share ($6,432,469 ÷ 576,073 shares)	$11.17

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 2,838,102
Interest		694,524
Security lending		104,365
		3,636,991
Less foreign taxes withheld		(373,723)
Total income		3,263,268
Expenses
Management fee	$ 1,568,265
Transfer agent fees	834,357
Distribution fees	1,405,117
Accounting and security lending fees	133,994
Non-interested trustees' compensation	802
Custodian fees and expenses	195,163
Registration fees	80,431
Audit	48,587
Legal	3,905
Miscellaneous	129,287
Total expenses before reductions	4,399,908
Expense reductions	(301,609)	4,098,299
Net investment income (loss)		(835,031)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(64,190,791)
Foreign currency transactions	(336,511)	(64,527,302)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,578,783
Assets and liabilities in foreign currencies	19,777	1,598,560
Net gain (loss)		(62,928,742)
Net increase (decrease) in net assets resulting from operations		$ (63,763,773)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (835,031)	$ (1,176,109)
Net realized gain (loss)	(64,527,302)	(21,134,678)
Change in net unrealized appreciation (depreciation)	1,598,560	(21,012,423)
Net increase (decrease) in net assets resulting from operations	(63,763,773)	(43,323,210)
Distributions to shareholders From net investment income	(6,734,364)	-
In excess of net investment income	-	(54,984)
From net realized gain	-	(3,820,036)
Total distributions	(6,734,364)	(3,875,020)
Share transactions - net increase (decrease)	(16,272,529)	237,287,811
Total increase (decrease) in net assets	(86,770,666)	190,089,581
Net Assets
Beginning of period	263,801,495	73,711,914
End of period (including undistributed net investment income of $0 and $1,608,803, respectively)	$ 177,030,829	$ 263,801,495

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.26	$ 15.06	$ 10.07	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.01)	(.00)
Net realized and unrealized gain (loss)	(3.73)	.88 I	5.00	.07
Total from investment operations	(3.74)	.85	4.99	.07
Less Distributions
From net investment income	(.44)	-	-	-
In excess of net investment income	-	(.02) G	-	-
From net realized gain	-	(.63) G	-	-
Total distributions	(.44)	(.65)	-	-
Net asset value, end of period	$ 11.08	$ 15.26	$ 15.06	$ 10.07
Total Return B, C, D	(25.17)%	5.31%	49.55%	0.70%
Ratios to Average Net Assets H
Expenses before expense reductions	1.71%	1.55%	2.13%	6.48% A
Expenses net of voluntary waivers, if any	1.70%	1.55%	1.72%	2.06% A
Expenses net of all reductions	1.57%	1.50%	1.67%	2.06% A
Net investment income (loss)	(.05)%	(.16)%	(.06)%	.03% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 12,070	$ 15,348	$ 3,407	$ 860
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.21	$ 15.02	$ 10.04	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.06)	(.04)	(.03)
Net realized and unrealized gain (loss)	(3.73)	.88 I	5.02	.07
Total from investment operations	(3.76)	.82	4.98	.04
Less Distributions
From net investment income	(.40)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.62) G	-	-
Total distributions	(.40)	(.63)	-	-
Net asset value, end of period	$ 11.05	$ 15.21	$ 15.02	$ 10.04
Total Return B, C, D	(25.32)%	5.13%	49.60%	0.40%
Ratios to Average Net Assets H
Expenses before expense reductions	1.87%	1.72%	2.29%	3.98% A
Expenses net of voluntary waivers, if any	1.87%	1.72%	1.97%	2.31% A
Expenses net of all reductions	1.73%	1.67%	1.92%	2.31% A
Net investment income (loss)	(.22)%	(.33)%	(.31)%	(.24)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 88,818	$ 145,721	$ 44,233	$ 12,117
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 14.82	$ 9.99	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.10)	(.16)	(.10)	(.07)
Net realized and unrealized gain (loss)	(3.67)	.89 I	4.93	.06
Total from investment operations	(3.77)	.73	4.83	(.01)
Less Distributions
From net investment income	(.35)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.58) G	-	-
Total distributions	(.35)	(.59)	-	-
Net asset value, end of period	$ 10.84	$ 14.96	$ 14.82	$ 9.99
Total Return B, C, D	(25.75)%	4.60%	48.35%	(0.10)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.47%	2.30%	2.82%	4.97% A
Expenses net of voluntary waivers, if any	2.45%	2.30%	2.47%	2.81% A
Expenses net of all reductions	2.32%	2.26%	2.42%	2.81% A
Net investment income (loss)	(.80)%	(.92)%	(.81)%	(.70)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 36,593	$ 49,140	$ 11,098	$ 4,047
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 14.96	$ 14.83	$ 9.98	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.09)	(.15)	(.10)	(.08)
Net realized and unrealized gain (loss)	(3.67)	.88 I	4.95	.06
Total from investment operations	(3.76)	.73	4.85	(.02)
Less Distributions
From net investment income	(.37)	-	-	-
In excess of net investment income	-	(.01) G	-	-
From net realized gain	-	(.59) G	-	-
Total distributions	(.37)	(.60)	-	-
Net asset value, end of period	$ 10.83	$ 14.96	$ 14.83	$ 9.98
Total Return B, C, D	(25.71)%	4.59%	48.60%	(0.20)%
Ratios to Average Net Assets H
Expenses before expense reductions	2.38%	2.25%	2.82%	5.44% A
Expenses net of voluntary waivers, if any	2.38%	2.25%	2.47%	2.81% A
Expenses net of all reductions	2.24%	2.21%	2.42%	2.81% A
Net investment income (loss)	(.73)%	(.86)%	(.81)%	(.75)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,118	$ 44,041	$ 7,874	$ 2,217
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charges.

E Calculated based on average shares outstanding during the period.

F For the period November 3, 1997 (commencement of operations) to October 31, 1998.

G The amounts shown reflect certain reclassifications related to book to tax differences.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.35	$ 15.09	$ 10.09	$ 10.00
Income from Investment Operations
Net investment income D	.06	.04	.02	.04
Net realized and unrealized gain (loss)	(3.75)	.88 H	4.98	.05
Total from investment operations	(3.69)	.92	5.00	.09
Less Distributions
From net investment income	(.49)	-	-	-
In excess of net investment income	-	(.03) F	-	-
From net realized gain	-	(.63) F	-	-
Total distributions	(.49)	(.66)	-	-
Net asset value, end of period	$ 11.17	$ 15.35	$ 15.09	$ 10.09
Total Return B, C	(24.75)%	5.78%	49.55%	0.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.19%	1.15%	1.70%	3.49% A
Expenses net of voluntary waivers, if any	1.19%	1.15%	1.47%	1.81% A
Expenses net of all reductions	1.05%	1.10%	1.42%	1.81% A
Net investment income	.46%	.24%	.19%	.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,432	$ 9,551	$ 7,099	$ 4,682
Portfolio turnover rate	270%	308%	218%	199% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of operations) to October 31, 1998.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 33,654	$ 111
Class T	.25%	.25%	567,018	6,010
Class B	.75%	.25%	424,957	318,931
Class C	.75%	.25%	379,488	169,247
			$ 1,405,117	$ 494,299

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 46,244	$ 13,871
Class T	111,629	29,458
Class B	103,702	103,702 *
Class C	14,249	14,249 *
	$ 275,824	$ 161,280

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 61,659.46
Class T	414,982.37
Class B	199,962.47
Class C	142,830.38
Institutional Class	14,924.19
	$ 834,357

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $694,000 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.70%	$ 1,091
Class B	2.45%	9,005
		$ 10,096

Certain security trades were directed to brokers who paid $290,688 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $825, respectively.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 446,207	$ -
Class T	3,730,603	-
Class B	1,163,768	-
Class C	1,083,919	-
Institutional Class	309,867	-
Total	$ 6,734,364	$ -
In excess of net investment income
Class A	$ -	$ 4,983
Class T	-	26,087
Class B	-	5,868
Class C	-	4,607
Institutional Class	-	13,439
Total	$ -	$ 54,984
From net realized gain
Class A	$ -	$ 185,477
Class T	-	2,368,340
Class B	-	532,713
Class C	-	418,246
Institutional Class	-	315,260
Total	$ -	$ 3,820,036
	$ 6,734,364	$ 3,875,020

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	1,385,567	1,298,390	$ 17,585,181	$ 24,276,500
Reinvestment of distributions	28,506	11,029	409,058	182,210
Shares redeemed	(1,330,498)	(529,938)	(16,975,774)	(9,521,477)
Net increase (decrease)	83,575	779,481	$ 1,018,465	$ 14,937,233
Class T Shares sold	6,851,548	10,643,173	$ 87,993,894	$ 198,331,205
Reinvestment of distributions	247,431	139,588	3,548,157	2,301,807
Shares redeemed	(8,644,904)	(4,147,046)	(111,250,277)	(73,453,339)
Net increase (decrease)	(1,545,925)	6,635,715	$ (19,708,226)	$ 127,179,673
Class B Shares sold	935,876	3,121,970	$ 11,852,927	$ 58,110,416
Reinvestment of distributions	71,668	27,962	1,013,382	455,782
Shares redeemed	(916,789)	(613,723)	(11,422,075)	(10,750,739)
Net increase (decrease)	90,755	2,536,209	$ 1,444,234	$ 47,815,459
Class C Shares sold	1,146,384	3,154,880	$ 14,625,052	$ 58,126,678
Reinvestment of distributions	65,994	23,657	931,826	385,612
Shares redeemed	(1,100,154)	(765,264)	(13,998,485)	(13,960,952)
Net increase (decrease)	112,224	2,413,273	$ 1,558,393	$ 44,551,338
Institutional Class Shares sold	901,495	318,946	$ 11,414,637	$ 5,848,714
Reinvestment of distributions	18,705	18,789	269,167	310,963
Shares redeemed	(966,463)	(185,886)	(12,269,199)	(3,355,569)
Net increase (decrease)	(46,263)	151,849	$ (585,395)	$ 2,804,108

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund, (the Fund), a fund of Fidelity Advisor Series VIII, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to,

foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/00	$0.152	$0.015
Class T	12/11/00	$0.139	$0.015
Class B	12/11/00	$0.122	$0.015
Class C	12/11/00	$0.129	$0.015
Institutional Class	12/11/00	$0.169	$0.015

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Kevin McCarey, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos*

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AICAPI-ANN-1201 149973
1.711986.103

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	22	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	31	Notes to the financial statements.
Report of Independent Accountants	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Japan - CL A	-37.89%	12.27%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-41.46%	5.81%
TOPIX	-30.97%	-6.16%
Japanese Funds Average	-35.60%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class A's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL A	-37.89%	4.11%
Fidelity Adv Japan - CL A (incl. 5.75% sales charge)	-41.46%	1.98%
TOPIX	-30.97%	-2.19%
Japanese Funds Average	-35.60%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $10,581 - a 5.81% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have been $9,384 - a 6.16% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-38.16%	11.35%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-40.32%	7.46%
TOPIX	-30.97%	-6.16%
Japanese Funds Average	-35.60%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class T's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL T	-38.16%	3.81%
Fidelity Adv Japan - CL T (incl. 3.50% sales charge)	-40.32%	2.53%
TOPIX	-30.97%	-2.19%
Japanese Funds Average	-35.60%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $10,746 - a 7.46% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have been $9,384 - a 6.16% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-38.44%	9.68%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-41.31%	6.68%
TOPIX	-30.97%	-6.16%
Japanese Funds Average	-35.60%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class B's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL B	-38.44%	3.27%
Fidelity Adv Japan - CL B (incl. contingent deferred sales charge)	-41.31%	2.27%
TOPIX	-30.97%	-2.19%
Japanese Funds Average	-35.60%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,668 - a 6.68% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have been $9,384 - a 6.16% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Japan Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-38.27%	10.17%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-38.85%	10.17%
TOPIX	-30.97%	-6.16%
Japanese Funds Average	-35.60%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Class C's performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - CL C	-38.27%	3.43%
Fidelity Adv Japan - CL C (incl. contingent deferred sales charge)	-38.85%	3.43%
TOPIX	-30.97%	-2.19%
Japanese Funds Average	-35.60%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,017 - a 10.17% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have been $9,384 - a 6.16% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with William Kennedy, Portfolio Manager of Fidelity Advisor Japan Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -37.89%, -38.16%, -38.44% and -38.27%, respectively. Our returns trailed the -30.97% mark posted by the Tokyo Stock Exchange Index (TOPIX) and the -35.60% return recorded by the Japanese funds average monitored by Lipper Inc.

Q. Why did the fund trail the index and the Lipper average during the period?

A. My decision to overweight exporters was the main factor detracting from the fund's performance compared with the index and the average. With the domestic economy weak for so long, exporters were one of the few bright spots on Japan's investment landscape. However, export-driven stocks began to underperform when it became clear that the economic slowdown in the United States - a significant importer of Japanese goods and services - would last longer than previously expected. In the spring, investors were still hopeful that the Federal Reserve Board's efforts to lower short-term interest rates would trigger a rebound later in 2001. During the summer, forecasts for the recovery were pushed out to the first or second quarter of 2002. Then the terrorist attacks of September 11 occurred, and suddenly the question was not whether the U.S. would have a recession but how long it would last. Consequently, U.S. demand for Japanese products looked even shakier after September 11. At the same time, the attacks caused the yen to strengthen temporarily against the U.S. dollar. A stronger yen tends to hurt Japanese exporters because it lessens the value of their dollar-denominated revenues.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the events of September 11 alter your strategy?

A. After the tragedy I was more aggressive about buying good growth stocks I felt had been beaten down excessively. Although the attacks are expected to have some adverse effects on the U.S. economy - and indirectly on the Japanese economy - I believe much of the selling immediately after the attacks was a knee-jerk response based more on emotion than logic. When greed or fear dominates investors' emotions, it is often useful to adopt a contrarian point of view.

Q. What stocks performed well for the fund?

A. Kappa Create Company was the top contributor. This sushi restaurant chain developed a unique method of serving its customers that provides speed and convenience while enabling it to keep costs and prices down. The strategy of targeting the price-sensitive consumer appears well-suited to the deflationary environment gripping Japan in recent years. Another positive contributor was Japan Medical Dynamic Marketing. Although formerly known primarily as an importer and distributor of orthopedic equipment, the company recently developed a highly regarded electronic scalpel and has plans to roll out more of its own products.

Q. What stocks detracted from performance?

A. Cellular service provider NTT DoCoMo was the biggest detractor due to its poor performance and the fact that I overweighted it for much of the period. Slowing growth in the cellular service market and the compression of share prices across the telecommunications sector hampered the stock. I trimmed the position to approximately a market weighting. Toyoda Gosei was another significant detractor. As mentioned in the shareholder report six months ago, this maker of LEDs - light-emitting diodes - was hurt by the slowdown in cellular handset growth and by a patent infringement lawsuit. Toyoda Gosei has not been in the portfolio for quite a few months now. Sony and automaker Toyota, both major exporters to the U.S., struggled because of the stronger yen and the likelihood of weaker U.S. demand for Japanese goods.

Q. What's your outlook, Bill?

A. Much of what happens to Japanese stocks depends not only on the Japanese economy but also those of the U.S. and Europe. If growth in other areas of the world begins to pick up, Japan's export-driven markets could recover. I will monitor the current slowdown for concrete signs of a bottom before investing more aggressively in exporters. As for Japan's domestic economy, it is still in the doldrums, and the pace of implementing needed reforms continues to be slower than most investors would prefer. However, along with the government's top-down efforts to facilitate change, there are interesting restructuring stories at the individual company level that can frequently be identified through the kind of in-depth research at which Fidelity excels.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2001, more than $37 million

Manager: William Kennedy, since 2000; Fidelity Pacific Basin Fund, since 1998; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Bill Kennedy on selecting stocks:

"I look for four factors when choosing stocks for the fund. First, I like to invest in good growth companies that are capable of gaining market share and improving profit margins versus their competitors. Second, I look for globally competitive firms that have earned an acceptable return on capital compared with their peer group. Third, I prefer to see progressive management with incentives to reward the average shareholder. Finally, the stock should be trading in the lowest quartile of its historical valuation range.

"When a stock meets all four of these criteria, it tends to be a quality stock that is depressed because of cyclical factors, and the share price has the potential to rebound strongly when the external environment improves. However, this is not a completely mechanical method because, as many investors discovered during the past 18 months, it's not always easy to determine if all of the bad news is already priced into a stock, especially if the environment is unstable and earnings estimates are plunging rapidly. However, these guidelines offer a fairly reliable way of achieving GARP - growth at a reasonable price."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	5.6	8.2
Takeda Chemical Industries Ltd.	4.2	3.4
Toyota Motor Corp.	3.6	4.1
Nintendo Co. Ltd.	3.0	1.8
Nomura Holdings, Inc.	2.8	3.3
Konami Corp.	2.3	1.5
Hoya Corp.	2.2	2.2
Mizuho Holdings, Inc.	2.0	0.9
Nikko Cordial Corp.	2.0	1.6
Shin-Etsu Chemical Co. Ltd.	2.0	0.7
	29.7
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	20.0
Information Technology	21.6	21.6
Consumer Discretionary	18.1	23.0
Health Care	9.3	6.2
Telecommunication Services	7.4	9.2
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 93.9%	Stocks 89.2%
Short-Term Investments and Net Other Assets 6.1%	Short-Term Investments and Net Other Assets 10.8%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 0.5%
Bridgestone Corp.	19,000	$ 179,061
Automobiles - 7.2%
Honda Motor Co. Ltd.	16,200	588,060
Nissan Motor Co. Ltd.	166,000	732,054
Toyota Motor Corp.	55,500	1,346,141
		2,666,255
Hotels, Restaurants & Leisure - 1.7%
Kappa Create Co. Ltd.	4,900	288,918
Starbucks Coffee Japan Ltd.	615	362,119
		651,037
Household Durables - 4.6%
Matsushita Electric Industrial Co. Ltd.	20,000	238,400
Nintendo Co. Ltd.	7,300	1,125,553
Sony Corp.	8,800	336,160
		1,700,113
Leisure Equipment & Products - 1.5%
Fuji Photo Film Co. Ltd.	15,000	494,896
Heiwa Corp.	3,000	57,575
		552,471
Multiline Retail - 0.9%
Ito-Yokado Co. Ltd.	8,000	352,797
Specialty Retail - 1.7%
Aoyama Trading Co. Ltd.	14,300	171,670
Shimachu Co. Ltd.	4,300	63,842
Yamada Denki Co. Ltd.	5,900	385,463
		620,975
TOTAL CONSUMER DISCRETIONARY		6,722,709
CONSUMER STAPLES - 6.4%
Beverages - 1.0%
Asahi Breweries Ltd.	36,000	375,729
Food & Drug Retailing - 1.3%
Seven Eleven Japan Co. Ltd.	11,000	478,808
Food Products - 0.3%
Yakult Honsha Co. Ltd.	12,000	117,011
Household Products - 1.8%
Kao Corp.	28,000	663,128
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 1.3%
Fancl Corp.	4,900	$ 236,497
Kose Corp.	7,000	227,521
		464,018
Tobacco - 0.7%
Japan Tobacco, Inc.	41	267,864
TOTAL CONSUMER STAPLES		2,366,558
FINANCIALS - 23.2%
Banks - 7.3%
Asahi Bank Ltd.	209,000	208,232
Chiba Bank Ltd.	35,000	134,912
Daiwa Bank Ltd.	125,000	129,645
Mitsubishi Tokyo Finance Group, Inc.	81	606,690
Mizuho Holdings, Inc.	250	755,410
Sumitomo Mitsui Banking Corp.	117,000	723,308
The Suruga Bank Ltd.	21,000	145,774
		2,703,971
Diversified Financials - 13.6%
Aeon Credit Service Ltd.	4,600	270,478
Credit Saison Co. Ltd.	28,300	677,166
Daiwa Securities Group, Inc.	102,000	666,395
JAFCO Co. Ltd.	6,300	406,966
Nikko Cordial Corp.	139,000	750,339
Nomura Holdings, Inc.	79,000	1,038,710
ORIX Corp.	7,200	629,743
Sumitomo Trust & Banking Ltd.	84,000	467,848
Takefuji Corp.	1,680	139,394
		5,047,039
Insurance - 1.3%
Nissan Fire & Marine Insurance Co.	98,000	488,199
Real Estate - 1.0%
Japan Real Estate Investment Corp.	43	190,331
Office Building Fund of Japan, Inc.	34	158,824
		349,155
TOTAL FINANCIALS		8,588,364
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 9.3%
Health Care Equipment & Supplies - 1.0%
Japan Medical Dynamic Marketing, Inc.	7,000	$ 211,515
Terumo Corp.	9,100	150,490
		362,005
Health Care Providers & Services - 0.6%
SRL, Inc.	23,000	223,520
Pharmaceuticals - 7.7%
Daiichi Pharmaceutical Co. Ltd.	31,000	727,848
Kobayashi Pharmaceutical Co. Ltd.	2,300	92,977
Sankyo Co. Ltd.	25,000	485,913
Takeda Chemical Industries Ltd.	32,000	1,549,694
		2,856,432
TOTAL HEALTH CARE		3,441,957
INDUSTRIALS - 3.7%
Air Freight & Couriers - 0.7%
Yamato Transport Co. Ltd.	15,000	281,135
Construction & Engineering - 0.5%
Okumura Corp.	52,000	180,482
Machinery - 1.9%
Hino Motors Ltd. (a)	59,000	213,450
SMC Corp.	1,700	146,468
THK Co. Ltd.	26,400	352,719
		712,637
Road & Rail - 0.6%
East Japan Railway Co.	36	209,620
TOTAL INDUSTRIALS		1,383,874
INFORMATION TECHNOLOGY - 21.6%
Computers & Peripherals - 2.6%
Fujitsu Ltd.	42,000	310,755
NEC Corp.	33,000	299,142
Nippon Foundry, Inc. (a)	61	368,640
		978,537
Electronic Equipment & Instruments - 5.4%
Hitachi Chemical Co. Ltd.	27,000	220,278
Hoya Corp.	13,800	823,830
Kyocera Corp.	3,900	270,660
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Murata Manufacturing Co. Ltd.	5,100	$ 319,869
Nichicon Corp.	15,200	163,482
Nidec Corp.	4,900	191,278
		1,989,397
IT Consulting & Services - 1.3%
CSK Corp.	11,600	294,618
Hitachi Information Systems Co. Ltd.	6,100	187,309
		481,927
Office Electronics - 3.1%
Canon, Inc.	17,000	497,590
Ricoh Co. Ltd.	39,000	649,735
		1,147,325
Semiconductor Equipment & Products - 5.5%
Advantest Corp.	9,600	493,916
Nikon Corp.	11,000	84,532
Rohm Co. Ltd.	6,600	702,311
Tokyo Electron Ltd.	18,100	743,512
		2,024,271
Software - 3.7%
Fuji Soft ABC, Inc.	6,100	256,056
Fujitsu Broad Solution & Consulting, Inc.	500	8,493
Ines Corp.	22,600	207,451
Konami Corp.	27,700	861,878
Sammy Corp. (a)	1,900	53,222
		1,387,100
TOTAL INFORMATION TECHNOLOGY		8,008,557
MATERIALS - 3.5%
Chemicals - 3.4%
Nissan Chemical Industries Co. Ltd.	86,000	500,057
Shin-Etsu Chemical Co. Ltd.	22,600	743,797
		1,243,854
Paper & Forest Products - 0.1%
Nippon Unipac Holding	9	44,835
TOTAL MATERIALS		1,288,689
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 1.8%
Japan Telecom Co. Ltd.	164	$ 512,960
Nippon Telegraph & Telephone Corp.	31	129,642
		642,602
Wireless Telecommunication Services - 5.6%
NTT DoCoMo, Inc.	154	2,087,711
TOTAL TELECOMMUNICATION SERVICES		2,730,313
UTILITIES - 0.7%
Electric Utilities - 0.7%
Tokyo Electric Power Co.	10,600	263,160
TOTAL COMMON STOCKS (Cost $42,686,891)		34,794,181
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 2.81% (b) (Cost $1,838,817)	1,838,817	1,838,817
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $44,525,708)		36,632,998
NET OTHER ASSETS - 1.1%		421,207
NET ASSETS - 100%		$ 37,054,205
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $71,575,369 and $104,602,331, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,175 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,915,000. The weighted average interest rate was 3.50%. Interest expense includes $283 paid under the bank borrowing program.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $45,402,087. Net unrealized depreciation aggregated $8,769,089, of which $1,081,865 related to appreciated investment securities and $9,850,954 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $21,507,000 of which $4,503,000 and $17,004,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $44,525,708) - See accompanying schedule		$ 36,632,998
Receivable for investments sold		1,126,801
Receivable for fund shares sold		9,965
Dividends receivable		87,402
Interest receivable		3,083
Total assets		37,860,249
Liabilities
Payable for investments purchased	$ 93,884
Payable for fund shares redeemed	625,330
Accrued management fee	24,242
Distribution fees payable	24,583
Other payables and accrued expenses	38,005
Total liabilities		806,044
Net Assets		$ 37,054,205
Net Assets consist of:
Paid in capital		$ 67,484,363
Distributions in excess of net investment income		(61,488)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,474,517)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,894,153)
Net Assets		$ 37,054,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,203,566 ÷ 412,807 shares)	$10.18
Maximum offering price per share (100/94.25 of $10.18)	$10.80
Class T: Net Asset Value and redemption price per share ($10,362,580 ÷ 1,018,690 shares)	$10.17
Maximum offering price per share (100/96.50 of $10.17)	$10.54
Class B: Net Asset Value and offering price per share ($13,522,640 ÷ 1,342,314 shares) A	$10.07
Class C: Net Asset Value and offering price per share ($8,170,110 ÷ 806,683 shares) A	$10.13
Institutional Class: Net Asset Value, offering price and redemption price per share ($795,309 ÷ 77,626 shares)	$10.25

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 340,881
Interest		164,368
		505,249
Less foreign taxes withheld		(51,092)
Total income		454,157
Expenses
Management fee	$ 450,527
Transfer agent fees	265,620
Distribution fees	451,237
Accounting fees and expenses	63,261
Non-interested trustees' compensation	247
Custodian fees and expenses	56,317
Registration fees	92,638
Audit	20,002
Legal	1,470
Interest	283
Reports to Shareholders	64,094
Miscellaneous	26,447
Total expenses before reductions	1,492,143
Expense reductions	(22,426)	1,469,717
Net investment income (loss)		(1,015,560)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(16,457,077)
Foreign currency transactions	(26,166)	(16,483,243)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(13,830,334)
Assets and liabilities in foreign currencies	710	(13,829,624)
Net gain (loss)		(30,312,867)
Net increase (decrease) in net assets resulting from operations		$ (31,328,427)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,015,560)	$ (1,775,172)
Net realized gain (loss)	(16,483,243)	2,533,924
Change in net unrealized appreciation (depreciation)	(13,829,624)	(12,124,577)
Net increase (decrease) in net assets resulting from operations	(31,328,427)	(11,365,825)
Distributions to shareholders From net investment income	(6,767,247)	(170,831)
In excess of net investment income	-	(389,931)
From net realized gain	-	(1,285,442)
Total distributions	(6,767,247)	(1,846,204)
Share transactions - net increase (decrease)	(32,908,096)	42,592,329
Total increase (decrease) in net assets	(71,003,770)	29,380,300
Net Assets
Beginning of period	108,057,975	78,677,675
End of period (including under (over) distribution of net investment income of $(61,488) and $4,826,267, respectively)	$ 37,054,205	$ 108,057,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income D	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	(6.13)	(.76)	9.17
Total from investment operations	(6.28)	(.92)	9.04
Less Distributions
From net investment income	(1.32)	(.04) F	-
In excess of net investment income	-	(.08)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.32)	(.34)	-
Net asset value, end of period	$ 10.18	$ 17.78	$ 19.04
Total Return B, C	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.84%	1.42%	2.01% A
Net investment income	(1.10)%	(.76)%	(1.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income D	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	(6.14)	(.75)	9.18
Total from investment operations	(6.34)	(.96)	9.01
Less Distributions
From net investment income	(1.21)	(.03) F	-
In excess of net investment income	-	(.08)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.21)	(.33)	-
Net asset value, end of period	$ 10.17	$ 17.72	$ 19.01
Total Return B, C	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.21%	1.69%	2.26% A
Net investment income	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income D	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	(6.09)	(.74)	9.15
Total from investment operations	(6.35)	(1.06)	8.92
Less Distributions
From net investment income	(1.13)	(.03) F	-
In excess of net investment income	-	(.06)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.13)	(.31)	-
Net asset value, end of period	$ 10.07	$ 17.55	$ 18.92
Total Return B, C	(38.44)%	(5.83)%	89.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.71%	2.23%	2.77% A
Net investment income	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income D	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	(6.10)	(.73)	9.17
Total from investment operations	(6.34)	(1.04)	8.93
Less Distributions
From net investment income	(1.11)	(.03) F	-
In excess of net investment income	-	(.06)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.11)	(.31)	-
Net asset value, end of period	$ 10.13	$ 17.58	$ 18.93
Total Return B, C	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.55%	2.15%	2.76% A
Net investment income	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 D
Selected Per-Share Data
Net asset value, beginning of period	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income C	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	(6.16)	(.77)	9.19
Total from investment operations	(6.26)	(.86)	9.09
Less Distributions
From net investment income	(1.37)	(.04) E	-
In excess of net investment income	-	(.09)	-
From net realized gain	-	(.22) E	-
Total distributions	(1.37)	(.35)	-
Net asset value, end of period	$ 10.25	$ 17.88	$ 19.09
Total Return B	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.44%	1.11%	1.76% A
Net investment income	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D For the period December 17, 1998 (commencement of operations) to October 31, 1999.

E The amounts shown reflect certain reclassifications related to book to tax differences.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 22,324	$ 496
Class T	.25%	.25%	85,771	965
Class B	.75%	.25%	202,655	152,363
Class C	.75%	.25%	140,487	15,508
			$ 451,237	$ 169,332

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,839	$ 5,942
Class T	20,133	4,125
Class B	122,425	122,425*
Class C	13,632	13,632*
	$ 169,029	$ 146,124

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 32,917.37
Class T	84,670.49
Class B	98,674.49
Class C	46,071.33
Institutional Class	3,288.22
	$ 265,620

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $164,276 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $22,426 of the fund's expenses.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 1,141,481	$ 16,488
Class T	1,911,044	64,977
Class B	1,937,149	36,651
Class C	1,578,383	45,632
Institutional Class	199,190	7,083
Total	$ 6,767,247	$ 170,831
In excess of net investment income
Class A	$ -	$ 37,636
Class T	-	148,314
Class B	-	83,658
Class C	-	104,156
Institutional Class	-	16,167
Total	$ -	$ 389,931
From net realized gain
Class A	$ -	$ 103,486
Class T	-	446,016
Class B	-	309,561
Class C	-	385,432
Institutional Class	-	40,947
Total	$ -	$ 1,285,442
	$ 6,767,247	$ 1,846,204

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2001	2000	2001	2000

Class A Shares sold	2,200,331	1,393,696	$ 28,533,320	$ 29,537,765
Reinvestment of distributions	50,101	6,298	779,564	129,235
Shares redeemed	(2,887,127)	(724,895)	(38,264,795)	(15,092,310)
Net increase (decrease)	(636,695)	675,099	$ (8,951,911)	$ 14,574,690
Class T Shares sold	790,087	2,445,004	$ 10,239,140	$ 51,226,682
Reinvestment of distributions	107,190	23,648	1,672,163	484,784
Shares redeemed	(1,562,822)	(2,135,042)	(20,887,055)	(44,979,563)
Net increase (decrease)	(665,545)	333,610	$ (8,975,752)	$ 6,731,903
Class B Shares sold	147,387	1,744,414	$ 2,025,153	$ 37,410,476
Reinvestment of distributions	98,313	16,916	1,524,831	345,265
Shares redeemed	(689,130)	(1,067,718)	(9,205,078)	(22,035,769)
Net increase (decrease)	(443,430)	693,612	$ (5,655,094)	$ 15,719,972
Class C Shares sold	571,471	1,980,688	$ 7,140,286	$ 41,677,320
Reinvestment of distributions	64,549	18,312	1,005,033	373,936
Shares redeemed	(1,278,875)	(1,722,716)	(16,436,394)	(36,468,183)
Net increase (decrease)	(642,855)	276,284	$ (8,291,075)	$ 5,583,073
Institutional Class Shares sold	347,644	160,195	$ 4,386,620	$ 3,419,324
Reinvestment of distributions	4,209	1,495	65,701	30,777
Shares redeemed	(427,819)	(164,450)	(5,486,585)	(3,467,410)
Net increase (decrease)	(75,966)	(2,760)	$ (1,034,264)	$ (17,309)

10. Other Information.

At the end of the period, one unaffiliated shareholder held more than 10% of the total outstanding shares of the fund, totaling 16%.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Class A	12/11/00	$.097	$.014
Class T	12/11/00	$.089	$.014
Class B	12/11/00	$.083	$.014
Class C	12/11/00	$.082	$.014

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

William J. Kennedy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

AJAF-ANN-1201 150094
1.728717.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Japan

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Accountants	32	The auditors' opinion.
Distributions	33

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Japan Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Japan - Inst CL	-37.64%	13.39%
TOPIX	-30.97%	-6.16%
Japanese Funds Average	-35.60%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Tokyo Stock Exchange Index (TOPIX) - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Japanese funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 53 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Japan - Inst CL	-37.64%	4.47%
TOPIX	-30.97%	-2.19%
Japanese Funds Average	-35.60%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have grown to $11,339 - a 13.39% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index (TOPIX) did over the same period. With dividends reinvested, the same $10,000 would have been $9,384 - a 6.16% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with William Kennedy, Portfolio Manager of Fidelity Advisor Japan Fund

Q. How did the fund perform, Bill?

A. For the 12 months ending October 31, 2001, the fund's Institutional Class shares returned -37.64%. Our return trailed the -30.97% mark posted by the Tokyo Stock Exchange Index (TOPIX) and the -35.60% return recorded by the Japanese funds average monitored by Lipper Inc.

Q. Why did the fund trail the index and the Lipper average during the period?

A. My decision to overweight exporters was the main factor detracting from the fund's performance compared with the index and the average. With the domestic economy weak for so long, exporters were one of the few bright spots on Japan's investment landscape. However, export-driven stocks began to underperform when it became clear that the economic slowdown in the United States - a significant importer of Japanese goods and services - would last longer than previously expected. In the spring, investors were still hopeful that the Federal Reserve Board's efforts to lower short-term interest rates would trigger a rebound later in 2001. During the summer, forecasts for the recovery were pushed out to the first or second quarter of 2002. Then the terrorist attacks of September 11 occurred, and suddenly the question was not whether the U.S. would have a recession but how long it would last. Consequently, U.S. demand for Japanese products looked even shakier after September 11. At the same time, the attacks caused the yen to strengthen temporarily against the U.S. dollar. A stronger yen tends to hurt Japanese exporters because it lessens the value of their dollar-denominated revenues.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. How did the events of September 11 alter your strategy?

A. After the tragedy I was more aggressive about buying good growth stocks I felt had been beaten down excessively. Although the attacks are expected to have some adverse effects on the U.S. economy - and indirectly on the Japanese economy - I believe much of the selling immediately after the attacks was a knee-jerk response based more on emotion than logic. When greed or fear dominates investors' emotions, it is often useful to adopt a contrarian point of view.

Q. What stocks performed well for the fund?

A. Kappa Create Company was the top contributor. This sushi restaurant chain developed a unique method of serving its customers that provides speed and convenience while enabling it to keep costs and prices down. The strategy of targeting the price-sensitive consumer appears well-suited to the deflationary environment gripping Japan in recent years. Another positive contributor was Japan Medical Dynamic Marketing. Although formerly known primarily as an importer and distributor of orthopedic equipment, the company recently developed a highly regarded electronic scalpel and has plans to roll out more of its own products.

Q. What stocks detracted from performance?

A. Cellular service provider NTT DoCoMo was the biggest detractor due to its poor performance and the fact that I overweighted it for much of the period. Slowing growth in the cellular service market and the compression of share prices across the telecommunications sector hampered the stock. I trimmed the position to approximately a market weighting. Toyoda Gosei was another significant detractor. As mentioned in the shareholder report six months ago, this maker of LEDs - light-emitting diodes - was hurt by the slowdown in cellular handset growth and by a patent infringement lawsuit. Toyoda Gosei has not been in the portfolio for quite a few months now. Sony and automaker Toyota, both major exporters to the U.S., struggled because of the stronger yen and the likelihood of weaker U.S. demand for Japanese goods.

Q. What's your outlook, Bill?

A. Much of what happens to Japanese stocks depends not only on the Japanese economy but also those of the U.S. and Europe. If growth in other areas of the world begins to pick up, Japan's export-driven markets could recover. I will monitor the current slowdown for concrete signs of a bottom before investing more aggressively in exporters. As for Japan's domestic economy, it is still in the doldrums, and the pace of implementing needed reforms continues to be slower than most investors would prefer. However, along with the government's top-down efforts to facilitate change, there are interesting restructuring stories at the individual company level that can frequently be identified through the kind of in-depth research at which Fidelity excels.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of Japanese issuers

Start date: December 17, 1998

Size: as of October 31, 2001, more than $37 million

Manager: William Kennedy, since 2000; Fidelity Pacific Basin Fund, since 1998; Hong Kong research director, 1996-1998; analyst, regional power sector and Indian companies, 1994-1996; joined Fidelity in 1994

3

Bill Kennedy on selecting stocks:

"I look for four factors when choosing stocks for the fund. First, I like to invest in good growth companies that are capable of gaining market share and improving profit margins versus their competitors. Second, I look for globally competitive firms that have earned an acceptable return on capital compared with their peer group. Third, I prefer to see progressive management with incentives to reward the average shareholder. Finally, the stock should be trading in the lowest quartile of its historical valuation range.

"When a stock meets all four of these criteria, it tends to be a quality stock that is depressed because of cyclical factors, and the share price has the potential to rebound strongly when the external environment improves. However, this is not a completely mechanical method because, as many investors discovered during the past 18 months, it's not always easy to determine if all of the bad news is already priced into a stock, especially if the environment is unstable and earnings estimates are plunging rapidly. However, these guidelines offer a fairly reliable way of achieving GARP - growth at a reasonable price."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
NTT DoCoMo, Inc.	5.6	8.2
Takeda Chemical Industries Ltd.	4.2	3.4
Toyota Motor Corp.	3.6	4.1
Nintendo Co. Ltd.	3.0	1.8
Nomura Holdings, Inc.	2.8	3.3
Konami Corp.	2.3	1.5
Hoya Corp.	2.2	2.2
Mizuho Holdings, Inc.	2.0	0.9
Nikko Cordial Corp.	2.0	1.6
Shin-Etsu Chemical Co. Ltd.	2.0	0.7
	29.7
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.2	20.0
Information Technology	21.6	21.6
Consumer Discretionary	18.1	23.0
Health Care	9.3	6.2
Telecommunication Services	7.4	9.2
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 93.9%	Stocks 89.2%
Short-Term Investments and Net Other Assets 6.1%	Short-Term Investments and Net Other Assets 10.8%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 93.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 18.1%
Auto Components - 0.5%
Bridgestone Corp.	19,000	$ 179,061
Automobiles - 7.2%
Honda Motor Co. Ltd.	16,200	588,060
Nissan Motor Co. Ltd.	166,000	732,054
Toyota Motor Corp.	55,500	1,346,141
		2,666,255
Hotels, Restaurants & Leisure - 1.7%
Kappa Create Co. Ltd.	4,900	288,918
Starbucks Coffee Japan Ltd.	615	362,119
		651,037
Household Durables - 4.6%
Matsushita Electric Industrial Co. Ltd.	20,000	238,400
Nintendo Co. Ltd.	7,300	1,125,553
Sony Corp.	8,800	336,160
		1,700,113
Leisure Equipment & Products - 1.5%
Fuji Photo Film Co. Ltd.	15,000	494,896
Heiwa Corp.	3,000	57,575
		552,471
Multiline Retail - 0.9%
Ito-Yokado Co. Ltd.	8,000	352,797
Specialty Retail - 1.7%
Aoyama Trading Co. Ltd.	14,300	171,670
Shimachu Co. Ltd.	4,300	63,842
Yamada Denki Co. Ltd.	5,900	385,463
		620,975
TOTAL CONSUMER DISCRETIONARY		6,722,709
CONSUMER STAPLES - 6.4%
Beverages - 1.0%
Asahi Breweries Ltd.	36,000	375,729
Food & Drug Retailing - 1.3%
Seven Eleven Japan Co. Ltd.	11,000	478,808
Food Products - 0.3%
Yakult Honsha Co. Ltd.	12,000	117,011
Household Products - 1.8%
Kao Corp.	28,000	663,128
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Personal Products - 1.3%
Fancl Corp.	4,900	$ 236,497
Kose Corp.	7,000	227,521
		464,018
Tobacco - 0.7%
Japan Tobacco, Inc.	41	267,864
TOTAL CONSUMER STAPLES		2,366,558
FINANCIALS - 23.2%
Banks - 7.3%
Asahi Bank Ltd.	209,000	208,232
Chiba Bank Ltd.	35,000	134,912
Daiwa Bank Ltd.	125,000	129,645
Mitsubishi Tokyo Finance Group, Inc.	81	606,690
Mizuho Holdings, Inc.	250	755,410
Sumitomo Mitsui Banking Corp.	117,000	723,308
The Suruga Bank Ltd.	21,000	145,774
		2,703,971
Diversified Financials - 13.6%
Aeon Credit Service Ltd.	4,600	270,478
Credit Saison Co. Ltd.	28,300	677,166
Daiwa Securities Group, Inc.	102,000	666,395
JAFCO Co. Ltd.	6,300	406,966
Nikko Cordial Corp.	139,000	750,339
Nomura Holdings, Inc.	79,000	1,038,710
ORIX Corp.	7,200	629,743
Sumitomo Trust & Banking Ltd.	84,000	467,848
Takefuji Corp.	1,680	139,394
		5,047,039
Insurance - 1.3%
Nissan Fire & Marine Insurance Co.	98,000	488,199
Real Estate - 1.0%
Japan Real Estate Investment Corp.	43	190,331
Office Building Fund of Japan, Inc.	34	158,824
		349,155
TOTAL FINANCIALS		8,588,364
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - 9.3%
Health Care Equipment & Supplies - 1.0%
Japan Medical Dynamic Marketing, Inc.	7,000	$ 211,515
Terumo Corp.	9,100	150,490
		362,005
Health Care Providers & Services - 0.6%
SRL, Inc.	23,000	223,520
Pharmaceuticals - 7.7%
Daiichi Pharmaceutical Co. Ltd.	31,000	727,848
Kobayashi Pharmaceutical Co. Ltd.	2,300	92,977
Sankyo Co. Ltd.	25,000	485,913
Takeda Chemical Industries Ltd.	32,000	1,549,694
		2,856,432
TOTAL HEALTH CARE		3,441,957
INDUSTRIALS - 3.7%
Air Freight & Couriers - 0.7%
Yamato Transport Co. Ltd.	15,000	281,135
Construction & Engineering - 0.5%
Okumura Corp.	52,000	180,482
Machinery - 1.9%
Hino Motors Ltd. (a)	59,000	213,450
SMC Corp.	1,700	146,468
THK Co. Ltd.	26,400	352,719
		712,637
Road & Rail - 0.6%
East Japan Railway Co.	36	209,620
TOTAL INDUSTRIALS		1,383,874
INFORMATION TECHNOLOGY - 21.6%
Computers & Peripherals - 2.6%
Fujitsu Ltd.	42,000	310,755
NEC Corp.	33,000	299,142
Nippon Foundry, Inc. (a)	61	368,640
		978,537
Electronic Equipment & Instruments - 5.4%
Hitachi Chemical Co. Ltd.	27,000	220,278
Hoya Corp.	13,800	823,830
Kyocera Corp.	3,900	270,660
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Murata Manufacturing Co. Ltd.	5,100	$ 319,869
Nichicon Corp.	15,200	163,482
Nidec Corp.	4,900	191,278
		1,989,397
IT Consulting & Services - 1.3%
CSK Corp.	11,600	294,618
Hitachi Information Systems Co. Ltd.	6,100	187,309
		481,927
Office Electronics - 3.1%
Canon, Inc.	17,000	497,590
Ricoh Co. Ltd.	39,000	649,735
		1,147,325
Semiconductor Equipment & Products - 5.5%
Advantest Corp.	9,600	493,916
Nikon Corp.	11,000	84,532
Rohm Co. Ltd.	6,600	702,311
Tokyo Electron Ltd.	18,100	743,512
		2,024,271
Software - 3.7%
Fuji Soft ABC, Inc.	6,100	256,056
Fujitsu Broad Solution & Consulting, Inc.	500	8,493
Ines Corp.	22,600	207,451
Konami Corp.	27,700	861,878
Sammy Corp. (a)	1,900	53,222
		1,387,100
TOTAL INFORMATION TECHNOLOGY		8,008,557
MATERIALS - 3.5%
Chemicals - 3.4%
Nissan Chemical Industries Co. Ltd.	86,000	500,057
Shin-Etsu Chemical Co. Ltd.	22,600	743,797
		1,243,854
Paper & Forest Products - 0.1%
Nippon Unipac Holding	9	44,835
TOTAL MATERIALS		1,288,689
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 7.4%
Diversified Telecommunication Services - 1.8%
Japan Telecom Co. Ltd.	164	$ 512,960
Nippon Telegraph & Telephone Corp.	31	129,642
		642,602
Wireless Telecommunication Services - 5.6%
NTT DoCoMo, Inc.	154	2,087,711
TOTAL TELECOMMUNICATION SERVICES		2,730,313
UTILITIES - 0.7%
Electric Utilities - 0.7%
Tokyo Electric Power Co.	10,600	263,160
TOTAL COMMON STOCKS (Cost $42,686,891)		34,794,181
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 2.81% (b) (Cost $1,838,817)	1,838,817	1,838,817
TOTAL INVESTMENT PORTFOLIO - 98.9% (Cost $44,525,708)		36,632,998
NET OTHER ASSETS - 1.1%		421,207
NET ASSETS - 100%		$ 37,054,205
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $71,575,369 and $104,602,331, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,175 for the period.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,915,000. The weighted average interest rate was 3.50%. Interest expense includes $283 paid under the bank borrowing program.

Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $45,402,087. Net unrealized depreciation aggregated $8,769,089, of which $1,081,865 related to appreciated investment securities and $9,850,954 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $21,507,000 of which $4,503,000 and $17,004,000 will expire on October 31, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $44,525,708) - See accompanying schedule		$ 36,632,998
Receivable for investments sold		1,126,801
Receivable for fund shares sold		9,965
Dividends receivable		87,402
Interest receivable		3,083
Total assets		37,860,249
Liabilities
Payable for investments purchased	$ 93,884
Payable for fund shares redeemed	625,330
Accrued management fee	24,242
Distribution fees payable	24,583
Other payables and accrued expenses	38,005
Total liabilities		806,044
Net Assets		$ 37,054,205
Net Assets consist of:
Paid in capital		$ 67,484,363
Distributions in excess of net investment income		(61,488)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,474,517)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,894,153)
Net Assets		$ 37,054,205

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,203,566 ÷ 412,807 shares)	$10.18
Maximum offering price per share (100/94.25 of $10.18)	$10.80
Class T: Net Asset Value and redemption price per share ($10,362,580 ÷ 1,018,690 shares)	$10.17
Maximum offering price per share (100/96.50 of $10.17)	$10.54
Class B: Net Asset Value and offering price per share ($13,522,640 ÷ 1,342,314 shares) A	$10.07
Class C: Net Asset Value and offering price per share ($8,170,110 ÷ 806,683 shares) A	$10.13
Institutional Class: Net Asset Value, offering price and redemption price per share ($795,309 ÷ 77,626 shares)	$10.25

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 340,881
Interest		164,368
		505,249
Less foreign taxes withheld		(51,092)
Total income		454,157
Expenses
Management fee	$ 450,527
Transfer agent fees	265,620
Distribution fees	451,237
Accounting fees and expenses	63,261
Non-interested trustees' compensation	247
Custodian fees and expenses	56,317
Registration fees	92,638
Audit	20,002
Legal	1,470
Interest	283
Reports to Shareholders	64,094
Miscellaneous	26,447
Total expenses before reductions	1,492,143
Expense reductions	(22,426)	1,469,717
Net investment income (loss)		(1,015,560)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(16,457,077)
Foreign currency transactions	(26,166)	(16,483,243)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(13,830,334)
Assets and liabilities in foreign currencies	710	(13,829,624)
Net gain (loss)		(30,312,867)
Net increase (decrease) in net assets resulting from operations		$ (31,328,427)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,015,560)	$ (1,775,172)
Net realized gain (loss)	(16,483,243)	2,533,924
Change in net unrealized appreciation (depreciation)	(13,829,624)	(12,124,577)
Net increase (decrease) in net assets resulting from operations	(31,328,427)	(11,365,825)
Distributions to shareholders From net investment income	(6,767,247)	(170,831)
In excess of net investment income	-	(389,931)
From net realized gain	-	(1,285,442)
Total distributions	(6,767,247)	(1,846,204)
Share transactions - net increase (decrease)	(32,908,096)	42,592,329
Total increase (decrease) in net assets	(71,003,770)	29,380,300
Net Assets
Beginning of period	108,057,975	78,677,675
End of period (including under (over) distribution of net investment income of $(61,488) and $4,826,267, respectively)	$ 37,054,205	$ 108,057,975

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.78	$ 19.04	$ 10.00
Income from Investment Operations
Net investment income D	(.15)	(.16)	(.13)
Net realized and unrealized gain (loss)	(6.13)	(.76)	9.17
Total from investment operations	(6.28)	(.92)	9.04
Less Distributions
From net investment income	(1.32)	(.04) F	-
In excess of net investment income	-	(.08)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.32)	(.34)	-
Net asset value, end of period	$ 10.18	$ 17.78	$ 19.04
Total Return B, C	(37.89)%	(5.07)%	90.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88%	1.44%	2.43% A
Expenses net of voluntary waivers, if any	1.88%	1.44%	2.02% A
Expenses net of all reductions	1.84%	1.42%	2.01% A
Net investment income	(1.10)%	(.76)%	(1.04)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,204	$ 18,657	$ 7,130
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.72	$ 19.01	$ 10.00
Income from Investment Operations
Net investment income D	(.20)	(.21)	(.17)
Net realized and unrealized gain (loss)	(6.14)	(.75)	9.18
Total from investment operations	(6.34)	(.96)	9.01
Less Distributions
From net investment income	(1.21)	(.03) F	-
In excess of net investment income	-	(.08)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.21)	(.33)	-
Net asset value, end of period	$ 10.17	$ 17.72	$ 19.01
Total Return B, C	(38.16)%	(5.29)%	90.10%
Ratios to Average Net Assets G
Expenses before expense reductions	2.25%	1.71%	2.63% A
Expenses net of voluntary waivers, if any	2.25%	1.71%	2.27% A
Expenses net of all reductions	2.21%	1.69%	2.26% A
Net investment income	(1.48)%	(1.03)%	(1.29)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,363	$ 29,840	$ 25,682
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of sales charges.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.55	$ 18.92	$ 10.00
Income from Investment Operations
Net investment income D	(.26)	(.32)	(.23)
Net realized and unrealized gain (loss)	(6.09)	(.74)	9.15
Total from investment operations	(6.35)	(1.06)	8.92
Less Distributions
From net investment income	(1.13)	(.03) F	-
In excess of net investment income	-	(.06)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.13)	(.31)	-
Net asset value, end of period	$ 10.07	$ 17.55	$ 18.92
Total Return B, C	(38.44)%	(5.83)%	89.20%
Ratios to Average Net Assets G
Expenses before expense reductions	2.74%	2.25%	3.18% A
Expenses net of voluntary waivers, if any	2.74%	2.25%	2.78% A
Expenses net of all reductions	2.71%	2.23%	2.77% A
Net investment income	(1.97)%	(1.57)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,523	$ 31,334	$ 20,667
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.58	$ 18.93	$ 10.00
Income from Investment Operations
Net investment income D	(.24)	(.31)	(.24)
Net realized and unrealized gain (loss)	(6.10)	(.73)	9.17
Total from investment operations	(6.34)	(1.04)	8.93
Less Distributions
From net investment income	(1.11)	(.03) F	-
In excess of net investment income	-	(.06)	-
From net realized gain	-	(.22) F	-
Total distributions	(1.11)	(.31)	-
Net asset value, end of period	$ 10.13	$ 17.58	$ 18.93
Total Return B, C	(38.27)%	(5.72)%	89.30%
Ratios to Average Net Assets G
Expenses before expense reductions	2.59%	2.16%	3.11% A
Expenses net of voluntary waivers, if any	2.59%	2.16%	2.78% A
Expenses net of all reductions	2.55%	2.15%	2.76% A
Net investment income	(1.81)%	(1.49)%	(1.79)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,170	$ 25,481	$ 22,213
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns do not include the effect of the contingent deferred sales charge.

D Calculated based on average shares outstanding during the period.

E For the period December 17, 1998 (commencement of operations) to October 31, 1999.

F The amounts shown reflect certain reclassifications related to book to tax differences.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 D
Selected Per-Share Data
Net asset value, beginning of period	$ 17.88	$ 19.09	$ 10.00
Income from Investment Operations
Net investment income C	(.10)	(.09)	(.10)
Net realized and unrealized gain (loss)	(6.16)	(.77)	9.19
Total from investment operations	(6.26)	(.86)	9.09
Less Distributions
From net investment income	(1.37)	(.04) E	-
In excess of net investment income	-	(.09)	-
From net realized gain	-	(.22) E	-
Total distributions	(1.37)	(.35)	-
Net asset value, end of period	$ 10.25	$ 17.88	$ 19.09
Total Return B	(37.64)%	(4.75)%	90.90%
Ratios to Average Net Assets F
Expenses before expense reductions	1.48%	1.13%	2.15% A
Expenses net of voluntary waivers, if any	1.48%	1.13%	1.77% A
Expenses net of all reductions	1.44%	1.11%	1.76% A
Net investment income	(.70)%	(.45)%	(.78)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 795	$ 2,746	$ 2,986
Portfolio turnover rate	123%	169%	152% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D For the period December 17, 1998 (commencement of operations) to October 31, 1999.

E The amounts shown reflect certain reclassifications related to book to tax differences.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Japan Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 22,324	$ 496
Class T	.25%	.25%	85,771	965
Class B	.75%	.25%	202,655	152,363
Class C	.75%	.25%	140,487	15,508
			$ 451,237	$ 169,332

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 12,839	$ 5,942
Class T	20,133	4,125
Class B	122,425	122,425*
Class C	13,632	13,632*
	$ 169,029	$ 146,124

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 32,917.37
Class T	84,670.49
Class B	98,674.49
Class C	46,071.33
Institutional Class	3,288.22
	$ 265,620

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $164,276 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $22,426 of the fund's expenses.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 1,141,481	$ 16,488
Class T	1,911,044	64,977
Class B	1,937,149	36,651
Class C	1,578,383	45,632
Institutional Class	199,190	7,083
Total	$ 6,767,247	$ 170,831
In excess of net investment income
Class A	$ -	$ 37,636
Class T	-	148,314
Class B	-	83,658
Class C	-	104,156
Institutional Class	-	16,167
Total	$ -	$ 389,931
From net realized gain
Class A	$ -	$ 103,486
Class T	-	446,016
Class B	-	309,561
Class C	-	385,432
Institutional Class	-	40,947
Total	$ -	$ 1,285,442
	$ 6,767,247	$ 1,846,204

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Years ended October 31,		Years ended October 31,
	2001	2000	2001	2000

Class A Shares sold	2,200,331	1,393,696	$ 28,533,320	$ 29,537,765
Reinvestment of distributions	50,101	6,298	779,564	129,235
Shares redeemed	(2,887,127)	(724,895)	(38,264,795)	(15,092,310)
Net increase (decrease)	(636,695)	675,099	$ (8,951,911)	$ 14,574,690
Class T Shares sold	790,087	2,445,004	$ 10,239,140	$ 51,226,682
Reinvestment of distributions	107,190	23,648	1,672,163	484,784
Shares redeemed	(1,562,822)	(2,135,042)	(20,887,055)	(44,979,563)
Net increase (decrease)	(665,545)	333,610	$ (8,975,752)	$ 6,731,903
Class B Shares sold	147,387	1,744,414	$ 2,025,153	$ 37,410,476
Reinvestment of distributions	98,313	16,916	1,524,831	345,265
Shares redeemed	(689,130)	(1,067,718)	(9,205,078)	(22,035,769)
Net increase (decrease)	(443,430)	693,612	$ (5,655,094)	$ 15,719,972
Class C Shares sold	571,471	1,980,688	$ 7,140,286	$ 41,677,320
Reinvestment of distributions	64,549	18,312	1,005,033	373,936
Shares redeemed	(1,278,875)	(1,722,716)	(16,436,394)	(36,468,183)
Net increase (decrease)	(642,855)	276,284	$ (8,291,075)	$ 5,583,073
Institutional Class Shares sold	347,644	160,195	$ 4,386,620	$ 3,419,324
Reinvestment of distributions	4,209	1,495	65,701	30,777
Shares redeemed	(427,819)	(164,450)	(5,486,585)	(3,467,410)
Net increase (decrease)	(75,966)	(2,760)	$ (1,034,264)	$ (17,309)

10. Other Information.

At the end of the period, one unaffiliated shareholder held more than 10% of the total outstanding shares of the fund, totaling 16%.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Institutional Class	12/11/00	$.101	$.014

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Richard A. Spillane, Jr., Vice President

William J. Kennedy, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AJAFI-ANN-1201 150098
1.728718.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Accountants	40	The auditors' opinion.
Distributions	41

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity® Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Overseas - CL A	-27.16%	15.17%	87.75%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-31.35%	8.55%	76.96%
MSCI® EAFE®	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®) - a market capitalization-weighted index of over 900 equity securities of companies domiciled in 20 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL A	-27.16%	2.87%	6.50%
Fidelity Adv Overseas - CL A (incl. 5.75% sales charge)	-31.35%	1.65%	5.87%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class A on October 31, 1991, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $17,696 - a 76.96% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $15,028 - a 50.28% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	-27.33%	14.38%	86.58%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-29.87%	10.37%	80.05%
MSCI EAFE	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 900 equity securities of companies domiciled in 20 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL T	-27.33%	2.72%	6.44%
Fidelity Adv Overseas - CL T (incl. 3.50% sales charge)	-29.87%	1.99%	6.06%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Class T
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class T on October 31, 1991, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have grown to $18,005 - an 80.05% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,028 - a 50.28% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year, and past 10 year total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	-27.83%	11.03%	79.55%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-31.07%	9.36%	79.55%
MSCI EAFE	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 900 equity securities of companies domiciled in 20 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL B	-27.83%	2.12%	6.03%
Fidelity Adv Overseas - CL B (incl. contingent deferred sales charge)	-31.07%	1.80%	6.03%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Class B
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class B on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $17,955 - a 79.55% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,028 - a 50.28% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Overseas Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July 3, 1995 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five year, and past 10 year total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	-27.70%	11.28%	79.94%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	-28.34%	11.28%	79.94%
MSCI EAFE	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) - a market capitalization-weighted index of over 900 equity securities of companies domiciled in 20 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - CL C	-27.70%	2.16%	6.05%
Fidelity Adv Overseas - CL C (incl. contingent deferred sales charge)	-28.34%	2.16%	6.05%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Class C
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class C on October 31, 1991. As the chart shows, by October 31, 2001 the value of the investment would have grown to $17,994 - a 79.94% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $15,028 - a 50.28% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex-Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -27.16%, -27.33%, -27.83% and -27.70%, respectively. During the same period, the Morgan Stanley Capital International (MSCI) EAFE Index, a broad measure of stock performance in Europe, Australasia and the Far East, returned -24.75%. The fund also compares its performance against the Lipper Inc. international funds average, which returned -26.39% during the same time frame.

Q. What factors drove the fund's performance during the past year?

A. In the second half of the period, my decision to move the fund into a higher percentage of cyclically sensitive stocks with faster growth potential, such as those in the information technology sector, pulled down the fund's one-year performance relative to its index and peer group. Technology stocks were the worst performing group during the period. Overall, despite more attractive valuations in recent months, the world's major equity markets suffered severe sell-offs in the wake of the terrorist attacks on the U.S., extinguishing hopes that the U.S. economy would soon rebound and pull the rest of the world's faltering economies along with it. Unfortunately, these unforeseen tragic events weakened the U.S. economy further, and stocks declined as a result.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone and South Korea's SK Telecom. These companies are better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. In general, I avoided European pharmaceutical stocks during the past year because they remained overvalued relative to their U.S. counterparts. Elsewhere, I sold down some positions in oil companies with operations in the Middle East, such as TotalFinaElf, due to potential interruptions given the current conflict in the region. In turn, I redeployed those assets to Canadian oil companies.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the fourth-largest position at period end . . .

A. That's correct. Near the end of the period, I added AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably. Further, the U.S. federal government recently came out with new, more stringent guidelines on acceptable levels of cholesterol that, if followed, would triple the size of the drug-treated patient population.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. South Korea's Samsung Electronics, the fund's top contributor, benefited from investors' hopes for a cyclical recovery in the semiconductor industry. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Nokia, was punished for rapidly declining earnings during the past year. Elsewhere, broad-based weakness in the telecommunications sector hurt shares of Vodafone Group.

Q. The fund's technology weighting rose to more than 16% of net assets at the end of the period, compared to 12.6% six months ago. What areas did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than current sales expectations for 2001. As a result of this potential growth, I've increased the fund's holdings in Finland-based Nokia, Japan's Kyocera and U.S.-based Micron Technology.

Q. What's your outlook for the next six months, Rick?

A. I expect that a variety of factors will continue to influence overseas markets, including the recent slowing of several countries' economies, currency movements, monetary policy and industry consolidation, to name a few. The tragic events of September 11 in the U.S. exacerbated the global economic slowdown that was in progress, sending most overseas stocks down in the short term. During the final month of the period, however, there were encouraging signs that the equity markets had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2001, more than $1.4 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on worldwide financial markets:

"Despite the poor performance of both domestic and overseas equities during the past year, I'm optimistic about worldwide financial markets for the following reasons:

  The U.S. Federal Reserve Board has cut the federal funds rate from 6.5% to 2.5% year to date, based on its latest reduction on October 1, 2001. This action represents a 61.5% reduction over the first 10 months of 2001, and one of the of the largest percentage reductions in history. Historically, monetary policy influences the economy with a lag of nine to 12 months, which suggests that a much-needed stimulus could be delivered in the coming months.
  At 4.8%, the 30-year US Treasury bond is approaching historical lows. Because a good portion of consumer debt is tied to long-term rates, its current level is an important stimulus for consumer spending.
  As measured by the Personal Consumption Expenditures Deflator, U.S. inflation is at the lowest level since the 1960s. Both inflation and interest rates are negatively correlated with the equity market's valuation, meaning that lower inflation and interest rates are consistent with a higher price-to-earnings multiple for the broader U.S. market.
  Near period end, the yield curve - the spread between long- and short-term interest rates - was considerably steep. In the past, a steep yield curve has been a solid indicator of positive equity performance over the next 12 months.

"A rebound in worldwide equities is largely dependent upon a recovery in the U.S. economy, primarily because of its status as the world's largest economy and the global nature of conducting business today. Based on these aforementioned points, I'm optimistic about a recovery in the U.S. economy, overseas economies and worldwide financial markets in the months ahead."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.8	3.0
Micron Technology, Inc. (United States of America, Semiconductor Equipment & Products)	3.0	0.3
TotalFinaElf SA Class B (France, Oil & Gas)	2.7	3.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.4	0.0
Lloyds TSB Group PLC (United Kingdom, Banks)	2.3	1.7
	14.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	21.9
Information Technology	16.2	12.6
Health Care	12.0	8.4
Telecommunication Services	9.4	11.0
Consumer Discretionary	6.3	10.3
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	20.5	25.6
United Kingdom	15.2	11.5
France	7.9	11.4
United States of America	6.5	3.7
Switzerland	6.1	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks, Investment Companies and Equity Futures 82.7%	Stocks, Investment Companies and Equity Futures 88.5%
Bonds 1.4%	Bonds 0.0%
Short-Term Investments and Net Other Assets 15.9%	Short-Term Investments and Net Other Assets 11.5%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 80.8%
	Shares	Value (Note 1) (000s)
Australia - 1.5%
BHP Ltd.	583,413	$ 2,624
BRL Hardy Ltd.	486,606	2,636
News Corp. Ltd. sponsored ADR	518,000	12,328
WMC Ltd.	842,800	3,961
TOTAL AUSTRALIA		21,549
Canada - 3.3%
Alcan, Inc.	551,200	16,898
Barrick Gold Corp.	115,600	1,801
Canadian Natural Resources Ltd.	210,600	5,628
Placer Dome, Inc.	156,500	1,813
Suncor Energy, Inc.	290,500	8,851
Talisman Energy, Inc.	359,800	12,649
TOTAL CANADA		47,640
Finland - 2.0%
Nokia Corp.	1,399,500	28,704
France - 7.5%
Aventis SA (France)	55,614	4,068
AXA SA de CV	534,560	11,694
BNP Paribas SA	266,045	22,130
Castorama Dubois Investissements SA	131,120	6,244
Sanofi-Synthelabo SA	173,300	11,428
Television Francaise 1 SA	85,430	1,920
TotalFinaElf SA Class B	278,996	38,914
Vivendi Environnement	119,500	4,595
Vivendi Universal SA	130,800	6,111
TOTAL FRANCE		107,104
Germany - 4.0%
Allianz AG (Reg.)	70,100	16,522
BASF AG	212,700	7,200
Deutsche Boerse AG	100,374	3,474
Deutsche Lufthansa AG (Reg.)	296,000	3,118
Infineon Technologies AG	414,200	6,246
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	29,600	7,821
SAP AG	54,300	5,622
Schering AG	133,800	6,908
TOTAL GERMANY		56,911
Hong Kong - 2.1%
China Mobile (Hong Kong) Ltd. (a)	3,296,500	10,035
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
China Unicom Ltd. sponsored ADR (a)	546,100	$ 4,986
CNOOC Ltd.	2,885,500	2,830
Hutchison Whampoa Ltd.	1,199,700	9,729
Johnson Electric Holdings Ltd.	2,567,900	2,239
TOTAL HONG KONG		29,819
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	305,000	13,923
Italy - 1.2%
Telecom Italia Spa	1,295,828	10,798
Unicredito Italiano Spa	1,561,100	5,726
TOTAL ITALY		16,524
Japan - 18.7%
Advantest Corp.	111,200	5,721
Asahi Breweries Ltd.	366,300	3,823
Asahi Kasei Corp.	222,500	732
Canon, Inc.	408,000	11,942
Credit Saison Co. Ltd.	369,000	8,829
Daiwa Securities Group, Inc.	1,576,000	10,296
Fujitsu Ltd.	813,500	6,019
Furukawa Electric Co. Ltd.	725,500	4,183
Ito-Yokado Co. Ltd.	396,400	17,481
JAFCO Co. Ltd.	126,100	8,146
Japan Telecom Co. Ltd.	341	1,067
Konami Corp.	121,400	3,777
Kyocera Corp.	139,800	9,702
Matsushita Electric Industrial Co. Ltd.	384,200	4,580
Mitsubishi Electric Corp.	2,075,100	7,456
Mizuho Holdings, Inc.	1,086	3,282
Murata Manufacturing Co. Ltd.	116,500	7,307
NEC Corp.	629,000	5,702
Nikko Cordial Corp.	3,940,000	21,269
Nikon Corp.	799,000	6,140
Nintendo Co. Ltd.	3,800	586
Nippon Telegraph & Telephone Corp.	3,332	13,934
Nissan Motor Co. Ltd.	1,749,500	7,715
Nomura Holdings, Inc.	1,606,000	21,116
NTT DoCoMo, Inc.	521	7,063
ORIX Corp.	119,300	10,434
Rohm Co. Ltd.	62,700	6,672
Sony Corp.	248,100	9,477
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Sumitomo Electric Industries Ltd.	25,200	$ 214
Takeda Chemical Industries Ltd.	419,900	20,335
Tokyo Electron Ltd.	137,400	5,644
Toshiba Corp.	1,914,000	7,081
Toyota Motor Corp.	281,300	6,823
Yamada Denki Co. Ltd.	17,300	1,130
Yamanouchi Pharmaceutical Co. Ltd.	85,500	2,535
TOTAL JAPAN		268,213
Korea (South) - 1.3%
Kookmin Bank	74,500	1,154
Samsung Electronics Co. Ltd.	99,500	13,372
SK Telecom Co. Ltd. sponsored ADR	204,600	4,313
TOTAL KOREA (SOUTH)		18,839
Mexico - 0.1%
Grupo Televisa SA de CV sponsored ADR (a)	66,600	2,028
Netherlands - 5.7%
Akzo Nobel NV	135,200	5,544
ASML Holding NV (a)	662,000	9,535
ING Groep NV (Certificaten Van Aandelen)	660,146	16,462
Koninklijke Ahold NV	418,255	11,770
Royal Dutch Petroleum Co. (Hague Registry)	336,400	16,992
STMicroelectronics NV (NY Shares)	132,600	3,709
Unilever NV (Certificaten Van Aandelen)	186,500	9,772
Vendex KBB NV	350,200	2,632
VNU NV	163,100	4,757
TOTAL NETHERLANDS		81,173
Norway - 0.3%
Norsk Hydro AS	99,300	3,785
Singapore - 0.7%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	300,300	5,874
Singapore Telecom Ltd. unit (a)	2,252,473	2,122
United Overseas Bank Ltd.	326,261	1,825
TOTAL SINGAPORE		9,821
Spain - 1.8%
Banco Popular Espanol SA (Reg.)	151,500	5,087
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA	1,124,960	$ 8,659
Telefonica SA (a)	1,033,700	12,414
TOTAL SPAIN		26,160
Switzerland - 6.1%
Credit Suisse Group (Reg.)	416,272	15,210
Julius Baer Holding AG (Bearer)	7,770	2,373
Nestle SA (Reg.)	109,433	22,705
Novartis AG (Reg.)	574,820	21,513
Swiss Reinsurance Co. (Reg.)	55,710	5,728
UBS AG (Reg.)	251,094	11,672
Zurich Financial Services AG	37,310	8,540
TOTAL SWITZERLAND		87,741
Taiwan - 2.3%
Siliconware Precision Industries Co. Ltd. (a)	7,537,620	3,911
Taiwan Semiconductor Manufacturing Co. Ltd.	8,689,231	15,364
United Microelectronics Corp.	15,468,490	12,733
Winbond Electronics Corp.	2,506,000	810
TOTAL TAIWAN		32,818
United Kingdom - 15.2%
Amvescap PLC	121,800	1,453
AstraZeneca PLC (United Kingdom)	758,800	34,229
BAA PLC	268,100	2,144
BHP Billiton PLC	1,984,400	8,447
British Telecommunications PLC	1,118,000	5,600
Cable & Wireless PLC	1,294,500	5,858
Carlton Communications PLC	794,300	2,208
Diageo PLC	590,700	5,901
GlaxoSmithKline PLC	968,169	25,802
HSBC Holdings PLC (United Kingdom) (Reg.)	982,200	10,806
Lloyds TSB Group PLC	3,236,400	32,685
Logica PLC	613,100	6,638
Prudential PLC	659,400	6,909
Reed International PLC	393,400	3,223
Rio Tinto PLC (Reg.)	470,900	7,647
Vodafone Group PLC	23,546,516	54,440
WPP Group PLC	475,500	4,307
TOTAL UNITED KINGDOM		218,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - 6.0%
Alcoa, Inc.	309,000	$ 9,971
Bristol-Myers Squibb Co.	330,600	17,671
Micron Technology, Inc. (a)	1,890,430	43,026
Newmont Mining Corp.	82,300	1,909
Pfizer, Inc.	287,700	12,055
Phelps Dodge Corp.	62,300	1,807
TOTAL UNITED STATES OF AMERICA		86,439
TOTAL COMMON STOCKS (Cost $1,267,310)		1,157,488
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $3,792)	257,600	907
Government Obligations - 1.6%
Moody's Ratings (unaudited) (e)			Principal Amount (000s) (c)
France - 0.4%
French Government OAT 5.5% 4/25/29	Aaa	EUR	6,600	6,292
Germany - 0.5%
Germany Federal Republic 5.5% 1/4/31	Aaa	EUR	6,600	6,337
United States of America - 0.7%
U.S. Treasury Bills, yield at date of purchase 2.2% to 3.35% 11/15/01 to 1/3/02 (d)	-		3,300	3,292
U.S. Treasury Bond stripped principal 0% 11/15/21	Aaa		19,400	6,709
TOTAL UNITED STATES OF AMERICA				10,001
TOTAL GOVERNMENT OBLIGATIONS (Cost $21,621)				22,630
Money Market Funds - 7.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.81% (b)	97,855,226	$ 97,855
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	9,982,594	9,983
TOTAL MONEY MARKET FUNDS (Cost $107,838)		107,838
TOTAL INVESTMENT PORTFOLIO - 90.0% (Cost $1,400,561)		1,288,863
NET OTHER ASSETS - 10.0%		142,823
NET ASSETS - 100%		$ 1,431,686
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
188 Nikkei 225 Index Contracts	Dec. 2001	$ 9,814	$ 282
183 Topix 150 Index Contracts (Japan)	Dec. 2001	15,789	75
		$ 25,603	$ 357

The face value of futures purchased as a percentage of net assets - 1.8%
Currency Abbreviation
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,172,000.
(e) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,465,343,000 and $1,566,754,000, respectively, of which long-term U.S. government and government agency obligations aggregated $6,030,000 and $0, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,334,000 and $456,254,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,000 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,412,936,000. Net unrealized depreciation aggregated $124,073,000, of which $129,672,000 related to appreciated investment securities and $253,745,000 related to depreciated investment securities.

The fund hereby designates approximately $198,240,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $263,932,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $9,623) (cost $1,400,561) - See accompanying schedule		$ 1,288,863
Foreign currency held at value (cost $32,013)		31,465
Receivable for investments sold		131,724
Receivable for fund shares sold		4,790
Dividends receivable		2,415
Interest receivable		859
Total assets		1,460,116
Liabilities
Payable for investments purchased	$ 8,907
Payable for fund shares redeemed	7,262
Accrued management fee	1,036
Distribution fees payable	620
Payable for daily variation on futures contracts	55
Other payables and accrued expenses	567
Collateral on securities loaned, at value	9,983
Total liabilities		28,430
Net Assets		$ 1,431,686
Net Assets consist of:
Paid in capital		$ 1,835,046
Distributions in excess of net investment income		(3,550)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(287,902)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(111,908)
Net Assets		$ 1,431,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,641 ÷ 3,538 shares)	$12.90
Maximum offering price per share (100/94.25 of $12.90)	$13.69
Class T: Net Asset Value and redemption price per share ($1,185,045 ÷ 90,369 shares)	$13.11
Maximum offering price per share (100/96.50 of $13.11)	$13.59
Class B: Net Asset Value and offering price per share ($79,765 ÷ 6,313 shares) A	$12.63
Class C: Net Asset Value and offering price per share ($52,150 ÷ 4,062 shares) A	$12.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($69,085 ÷ 5,329 shares)	$12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2001
Investment Income Dividends		$ 22,014
Interest		12,547
Security lending		495
		35,056
Less foreign taxes withheld		(3,367)
Total income		31,689
Expenses
Management fee Basic fee	$ 12,704
Performance adjustment	537
Transfer agent fees	4,505
Distribution fees	9,036
Accounting and security lending fees	862
Non-interested trustees' compensation	5
Custodian fees and expenses	687
Registration fees	156
Audit	53
Legal	32
Miscellaneous	296
Total expenses before reductions	28,873
Expense reductions	(811)	28,062
Net investment income		3,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(244,933)
Foreign currency transactions	(1,327)
Futures contracts	(17,081)	(263,341)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(283,092)
Assets and liabilities in foreign currencies	(405)
Futures contracts	1,111	(282,386)
Net gain (loss)		(545,727)
Net increase (decrease) in net assets resulting from operations		$ (542,100)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,627	$ 1,573
Net realized gain (loss)	(263,341)	217,752
Change in net unrealized appreciation (depreciation)	(282,386)	(219,410)
Net increase (decrease) in net assets resulting from operations	(542,100)	(85)
Distributions to shareholders From net investment income	(34,624)	(5,290)
In excess of net investment income	-	(5,539)
From net realized gain	(170,611)	(81,508)
Total distributions	(205,235)	(92,337)
Share transactions - net increase (decrease)	166,563	388,023
Total increase (decrease) in net assets	(580,772)	295,601
Net Assets
Beginning of period	2,012,458	1,716,857
End of period (including under (over) distribution of net investment income of $(3,550) and $57,980, respectively)	$ 1,431,686	$ 2,012,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.88	$ 20.59	$ 16.32	$ 16.89	$ 15.29
Income from Investment Operations
Net investment income C	.06	.06 D	.10	.09	.09
Net realized and unrealized gain (loss)	(4.89)	.38 E	4.42	.51	2.39
Total from investment operations	(4.83)	.44	4.52	.60	2.48
Less Distributions
From net investment income	(.43)	(.08)	(.11)	(.21)	(.25)
In excess of net investment income	-	(.09)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.15)	(1.15)	(.25)	(1.17)	(.88)
Net asset value, end of period	$ 12.90	$ 19.88	$ 20.59	$ 16.32	$ 16.89
Total Return A, B	(27.16)%	1.78%	28.05%	3.73%	16.95%
Ratios to Average Net Assets F
Expenses before expense reductions	1.46%	1.49%	1.55%	1.68%	2.55%
Expenses net of voluntary waivers, if any	1.46%	1.49%	1.55%	1.55%	1.90%
Expenses net of all reductions	1.41%	1.46%	1.52%	1.54%	1.89%
Net investment income	.40%	.28%	.57%	.51%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 44	$ 23	$ 12	$ 5
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 20.83	$ 16.48	$ 17.02	$ 15.30
Income from Investment Operations
Net investment income C	.04	.02 D	.07	.06	.13
Net realized and unrealized gain (loss)	(4.99)	.39E	4.46	.52	2.38
Total from investment operations	(4.95)	.41	4.53	.58	2.51
Less Distributions
From net investment income	(.35)	(.06)	(.04)	(.16)	(.16)
In excess of net investment income	-	(.07)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.07)	(1.11)	(.18)	(1.12)	(.79)
Net asset value, end of period	$ 13.11	$ 20.13	$ 20.83	$ 16.48	$ 17.02
Total Return A, B	(27.33)%	1.62%	27.74%	3.57%	17.07%
Ratios to Average Net Assets F
Expenses before expense reductions	1.62%	1.67%	1.72%	1.74%	1.66%
Expenses net of voluntary waivers, if any	1.62%	1.67%	1.72%	1.74%	1.66%
Expenses net of all reductions	1.57%	1.65%	1.69%	1.72%	1.65%
Net investment income	.24%	.10%	.39%	.35%	.80%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 1,678	$ 1,480	$ 1,086	$ 1,111
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.25	$ 16.08	$ 16.69	$ 15.06
Income from Investment Operations
Net investment income (loss) C	(.06)	(.11) D	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	(4.83)	.39 E	4.34	.51	2.36
Total from investment operations	(4.89)	.28	4.31	.48	2.38
Less Distributions
From net investment income	(.25)	(.03)	-	(.13)	(.12)
In excess of net investment income	-	(.03)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(1.97)	(1.04)	(.14)	(1.09)	(.75)
Net asset value, end of period	$ 12.63	$ 19.49	$ 20.25	$ 16.08	$ 16.69
Total Return A, B	(27.83)%	1.02%	27.00%	3.00%	16.41%
Ratios to Average Net Assets F
Expenses before expense reductions	2.27%	2.27%	2.30%	2.34%	2.30%
Expenses net of voluntary waivers, if any	2.27%	2.27%	2.29%	2.30%	2.30%
Expenses net of all reductions	2.23%	2.25%	2.26%	2.29%	2.29%
Net investment income (loss)	(.42)%	(.50)%	(.18)%	(.19)%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 80	$ 125	$ 89	$ 58	$ 40
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.80	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10) F	(.02)	(.03)
Net realized and unrealized gain (loss)	(4.89)	.39 G	4.43	.29
Total from investment operations	(4.94)	.29	4.41	.26
Less Distributions
From net investment income	(.30)	(.04)	(.06)	(.16)
In excess of net investment income	-	(.05)	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)
Total distributions	(2.02)	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Total Return B, C, D	(27.70)%	1.05%	27.21%	2.84%
Ratios to Average Net Assets I
Expenses before expense reductions	2.19%	2.22%	2.25%	2.49% A
Expenses net of voluntary waivers, if any	2.19%	2.22%	2.25%	2.30% A
Expenses net of all reductions	2.14%	2.20%	2.22%	2.30% A
Net investment income (loss)	(.34)%	(.45)%	(.13)%	(.20)% A
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 76	$ 35	$ 15
Portfolio turnover rate	99%	132%	85%	74%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.95	$ 20.62	$ 16.36	$ 16.92	$ 15.20
Income from Investment Operations
Net investment income B	.12	.14 C	.17	.13	.22
Net realized and unrealized gain (loss)	(4.91)	.38 D	4.39	.53	2.36
Total from investment operations	(4.79)	.52	4.56	.66	2.58
Less Distributions
From net investment income	(.47)	(.10)	(.16)	(.26)	(.23)
In excess of net investment income	-	(.11)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.19)	(1.19)	(.30)	(1.22)	(.86)
Net asset value, end of period	$ 12.97	$ 19.95	$ 20.62	$ 16.36	$ 16.92
Total Return A	(26.89)%	2.18%	28.30%	4.11%	17.73%
Ratios to Average Net Assets E
Expenses before expense reductions	1.06%	1.13%	1.18%	1.26%	1.17%
Expenses net of voluntary waivers, if any	1.06%	1.13%	1.18%	1.26%	1.17%
Expenses net of all reductions	1.02%	1.11%	1.15%	1.24%	1.16%
Net investment income	.79%	.63%	.94%	.76%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 90	$ 90	$ 77	$ 38
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .76% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 125,000	$ -
Class T	.25%	.25%	7,211,000	56,000
Class B	.75%	.25%	1,047,000	786,000
Class C	.75%	.25%	653,000	198,000
			$ 9,036,000	$ 1,040,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 103,000	$ 46,000
Class T	173,000	25,000
Class B	260,000	260,000*
Class C	31,000	31,000*
	$ 567,000	$ 362,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 169,000.34
Class T	3,548,000.25
Class B	422,000.40
Class C	210,000.32
Institutional Class	156,000.19
	$ 4,505,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,484,000 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $809,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,000.

8. Other Information.

At the end of the period, one unaffiliated shareholder held 19% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 1,112	$ 95
Class T	28,699	4,533
Class B	1,593	132
Class C	1,130	76
Institutional Class	2,090	454
Total	$ 34,624	$ 5,290
In excess of net investment income
Class A	$ -	$ 99
Class T	-	4,748
Class B	-	138
Class C	-	79
Institutional Class	-	475
Total	$ -	$ 5,539
From net realized gain
Class A	$ 4,448	$ 1,120
Class T	141,075	69,969
Class B	10,959	4,396
Class C	6,481	1,690
Institutional Class	7,648	4,333
Total	$ 170,611	$ 81,508
	$ 205,235	$ 92,337

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Years ended October 31,		Years ended October 31,
	2001	2000	2001	2000

Class A Shares sold	18,591	4,566	$ 285,068	$ 100,132
Reinvestment of distributions	299	57	5,252	1,222
Shares redeemed	(17,571)	(3,543)	(268,473)	(78,300)
Net increase (decrease)	1,319	1,080	$ 21,847	$ 23,054
Class T Shares sold	43,963	50,328	$ 706,809	$ 1,122,012
Reinvestment of distributions	9,114	3,494	162,858	75,183
Shares redeemed	(46,077)	(41,478)	(746,478)	(926,640)
Net increase (decrease)	7,000	12,344	$ 123,189	$ 270,555
Class B Shares sold	1,055	2,974	$ 16,841	$ 64,992
Reinvestment of distributions	636	196	11,007	4,107
Shares redeemed	(1,776)	(1,177)	(26,704)	(25,357)
Net increase (decrease)	(85)	1,993	$ 1,144	$ 43,742
Class C Shares sold	2,132	3,639	$ 34,004	$ 80,303
Reinvestment of distributions	343	76	6,023	1,630
Shares redeemed	(2,237)	(1,582)	(35,016)	(34,658)
Net increase (decrease)	238	2,133	$ 5,011	$ 47,275
Institutional Class Shares sold	4,997	2,113	$ 81,898	$ 47,118
Reinvestment of distributions	194	99	3,417	2,115
Shares redeemed	(4,351)	(2,077)	(69,943)	(45,836)
Net increase (decrease)	840	135	$ 15,372	$ 3,397

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/11/00	$.335	$.021
Class T	12/11/00	$.276	$.021
Class B	12/11/00	$.202	$.021
Class C	12/11/00	$.239	$.021

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Richard R. Mace, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

OS-ANN-1201 150230
1.538536.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Overseas

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Accountants	34	The auditors' opinion.
Distributions	35

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Overseas Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to December 1, 1992, Fidelity® Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Overseas - Inst CL	-26.89%	17.48%	92.01%
MSCI® EAFE®	-24.75%	3.97%	50.28%
International Funds Average	-26.39%	11.03%	78.11%

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM  Europe, Australasia, Far East Index (MSCI® EAFE®) - a market capitalization-weighted index of over 900 equity securities of companies domiciled in 20 countries that is designed to represent the performance of developed stock markets outside the United States and Canada. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 731 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Overseas - Inst CL	-26.89%	3.28%	6.74%
MSCI EAFE	-24.75%	0.78%	4.16%
International Funds Average	-26.39%	1.82%	5.66%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Overseas Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Institutional Class on October 31, 1991. As the chart shows, by October 31, 2001, the value of the investment would have grown to $19,201 - a 92.01% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $15,028 - a 50.28% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex-Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
An interview with Rick Mace, Portfolio Manager of Fidelity Advisor Overseas Fund

Q. How did the fund perform, Rick?

A. For the 12-month period that ended October 31, 2001, the fund's Institutional Class shares returned -26.89%. During the same period, the Morgan Stanley Capital International (MSCI) EAFE Index, a broad measure of stock performance in Europe, Australasia and the Far East, returned -24.75%. The fund also compares its performance against the Lipper Inc. international funds average, which returned -26.39% during the same time frame.

Q. What factors drove the fund's performance during the past year?

A. In the second half of the period, my decision to move the fund into a higher percentage of cyclically sensitive stocks with faster growth potential, such as those in the information technology sector, pulled down the fund's one-year performance relative to its index and peer group. Technology stocks were the worst performing group during the period. Overall, despite more attractive valuations in recent months, the world's major equity markets suffered severe sell-offs in the wake of the terrorist attacks on the U.S., extinguishing hopes that the U.S. economy would soon rebound and pull the rest of the world's faltering economies along with it. Unfortunately, these unforeseen tragic events weakened the U.S. economy further, and stocks declined as a result.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other strategies did you pursue during the period?

A. I narrowed down the fund's phone company holdings, focusing on those firms that are well-capitalized, such as the U.K.'s Vodafone and South Korea's SK Telecom. These companies are better prepared for the industry's task of building out next-generation, or 3G, infrastructure - a daunting prospect that may price a lot of competitors out of business. In general, I avoided European pharmaceutical stocks during the past year because they remained overvalued relative to their U.S. counterparts. Elsewhere, I sold down some positions in oil companies with operations in the Middle East, such as TotalFinaElf, due to potential interruptions given the current conflict in the region. In turn, I redeployed those assets to Canadian oil companies.

Q. With respect to your strategy in the pharmaceuticals industry, the fund appears to have taken a sizable new position in U.K.-based AstraZeneca, which stood as the fourth-largest position at period end . . .

A. That's correct. Near the end of the period, I added AstraZeneca, which has a new cholesterol drug, Crestor, that is expected to be available in the U.S. in mid-2002. The drug is thought to be substantially more effective than similar products. If Crestor takes on as much market share as the current leading product, this business could boost the value of AstraZeneca considerably. Further, the U.S. federal government recently came out with new, more stringent guidelines on acceptable levels of cholesterol that, if followed, would triple the size of the drug-treated patient population.

Q. What were some of the fund's top-performing stocks? What stocks disappointed?

A. South Korea's Samsung Electronics, the fund's top contributor, benefited from investors' hopes for a cyclical recovery in the semiconductor industry. France-based pharmaceutical and beauty products firm Sanofi-Synthelabo performed well on strong sales and profitability in the U.S. On the down side, the fund's biggest detractor, Nokia, was punished for rapidly declining earnings during the past year. Elsewhere, broad-based weakness in the telecommunications sector hurt shares of Vodafone Group.

Q. The fund's technology weighting rose to more than 16% of net assets at the end of the period, compared to 12.6% six months ago. What areas did you find attractive?

A. I believed that we could see a recovery in two areas of technology - personal computers (PCs) and cellular handsets. PC stocks, while not cheap on an absolute valuation basis, were extremely cheap relative to other cyclical areas of the market. PC sales may grow 15% per year on average during the next few years, which is a faster growth rate than many other industries. Turning to handsets, new technology is driving replacement demand in an environment of aging units. The market's consensus for handset sales is 400-450 million units in 2002, much greater than current sales expectations for 2001. As a result of this potential growth, I've increased the fund's holdings in Finland-based Nokia, Japan's Kyocera and U.S.-based Micron Technology.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the next six months, Rick?

A. I expect that a variety of factors will continue to influence overseas markets, including the recent slowing of several countries' economies, currency movements, monetary policy and industry consolidation, to name a few. The tragic events of September 11 in the U.S. exacerbated the global economic slowdown that was in progress, sending most overseas stocks down in the short term. During the final month of the period, however, there were encouraging signs that the equity markets had stabilized. In particular, growth stocks rebounded significantly, providing one indication that investors were willing to re-enter fundamentally weakened industries at reduced valuations.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks growth of capital primarily through investments in foreign securities

Start date: April 23, 1990

Size: as of October 31, 2001, more than $1.4 billion

Manager: Rick Mace, since 1996; joined Fidelity in 1987

3

Rick Mace on worldwide financial markets:

"Despite the poor performance of both domestic and overseas equities during the past year, I'm optimistic about worldwide financial markets for the following reasons:

  The U.S. Federal Reserve Board has cut the federal funds rate from 6.5% to 2.5% year to date, based on its latest reduction on October 1, 2001. This action represents a 61.5% reduction over the first 10 months of 2001, and one of the of the largest percentage reductions in history. Historically, monetary policy influences the economy with a lag of nine to 12 months, which suggests that a much-needed stimulus could be delivered in the coming months.
  At 4.8%, the 30-year US Treasury bond is approaching historical lows. Because a good portion of consumer debt is tied to long-term rates, its current level is an important stimulus for consumer spending.
  As measured by the Personal Consumption Expenditures Deflator, U.S. inflation is at the lowest level since the 1960s. Both inflation and interest rates are negatively correlated with the equity market's valuation, meaning that lower inflation and interest rates are consistent with a higher price-to-earnings multiple for the broader U.S. market.
  Near period end, the yield curve - the spread between long- and short-term interest rates - was considerably steep. In the past, a steep yield curve has been a solid indicator of positive equity performance over the next 12 months.

"A rebound in worldwide equities is largely dependent upon a recovery in the U.S. economy, primarily because of its status as the world's largest economy and the global nature of conducting business today. Based on these aforementioned points, I'm optimistic about a recovery in the U.S. economy, overseas economies and worldwide financial markets in the months ahead."

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	3.8	3.0
Micron Technology, Inc. (United States of America, Semiconductor Equipment & Products)	3.0	0.3
TotalFinaElf SA Class B (France, Oil & Gas)	2.7	3.8
AstraZeneca PLC (United Kingdom) (United Kingdom, Pharmaceuticals)	2.4	0.0
Lloyds TSB Group PLC (United Kingdom, Banks)	2.3	1.7
	14.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.5	21.9
Information Technology	16.2	12.6
Health Care	12.0	8.4
Telecommunication Services	9.4	11.0
Consumer Discretionary	6.3	10.3
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	20.5	25.6
United Kingdom	15.2	11.5
France	7.9	11.4
United States of America	6.5	3.7
Switzerland	6.1	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks, Investment Companies and Equity Futures 82.7%	Stocks, Investment Companies and Equity Futures 88.5%
Bonds 1.4%	Bonds 0.0%
Short-Term Investments and Net Other Assets 15.9%	Short-Term Investments and Net Other Assets 11.5%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 80.8%
	Shares	Value (Note 1) (000s)
Australia - 1.5%
BHP Ltd.	583,413	$ 2,624
BRL Hardy Ltd.	486,606	2,636
News Corp. Ltd. sponsored ADR	518,000	12,328
WMC Ltd.	842,800	3,961
TOTAL AUSTRALIA		21,549
Canada - 3.3%
Alcan, Inc.	551,200	16,898
Barrick Gold Corp.	115,600	1,801
Canadian Natural Resources Ltd.	210,600	5,628
Placer Dome, Inc.	156,500	1,813
Suncor Energy, Inc.	290,500	8,851
Talisman Energy, Inc.	359,800	12,649
TOTAL CANADA		47,640
Finland - 2.0%
Nokia Corp.	1,399,500	28,704
France - 7.5%
Aventis SA (France)	55,614	4,068
AXA SA de CV	534,560	11,694
BNP Paribas SA	266,045	22,130
Castorama Dubois Investissements SA	131,120	6,244
Sanofi-Synthelabo SA	173,300	11,428
Television Francaise 1 SA	85,430	1,920
TotalFinaElf SA Class B	278,996	38,914
Vivendi Environnement	119,500	4,595
Vivendi Universal SA	130,800	6,111
TOTAL FRANCE		107,104
Germany - 4.0%
Allianz AG (Reg.)	70,100	16,522
BASF AG	212,700	7,200
Deutsche Boerse AG	100,374	3,474
Deutsche Lufthansa AG (Reg.)	296,000	3,118
Infineon Technologies AG	414,200	6,246
Muenchener Rueckversicherungs-Gesellschaft AG (Reg.)	29,600	7,821
SAP AG	54,300	5,622
Schering AG	133,800	6,908
TOTAL GERMANY		56,911
Hong Kong - 2.1%
China Mobile (Hong Kong) Ltd. (a)	3,296,500	10,035
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Hong Kong - continued
China Unicom Ltd. sponsored ADR (a)	546,100	$ 4,986
CNOOC Ltd.	2,885,500	2,830
Hutchison Whampoa Ltd.	1,199,700	9,729
Johnson Electric Holdings Ltd.	2,567,900	2,239
TOTAL HONG KONG		29,819
Ireland - 1.0%
Elan Corp. PLC sponsored ADR (a)	305,000	13,923
Italy - 1.2%
Telecom Italia Spa	1,295,828	10,798
Unicredito Italiano Spa	1,561,100	5,726
TOTAL ITALY		16,524
Japan - 18.7%
Advantest Corp.	111,200	5,721
Asahi Breweries Ltd.	366,300	3,823
Asahi Kasei Corp.	222,500	732
Canon, Inc.	408,000	11,942
Credit Saison Co. Ltd.	369,000	8,829
Daiwa Securities Group, Inc.	1,576,000	10,296
Fujitsu Ltd.	813,500	6,019
Furukawa Electric Co. Ltd.	725,500	4,183
Ito-Yokado Co. Ltd.	396,400	17,481
JAFCO Co. Ltd.	126,100	8,146
Japan Telecom Co. Ltd.	341	1,067
Konami Corp.	121,400	3,777
Kyocera Corp.	139,800	9,702
Matsushita Electric Industrial Co. Ltd.	384,200	4,580
Mitsubishi Electric Corp.	2,075,100	7,456
Mizuho Holdings, Inc.	1,086	3,282
Murata Manufacturing Co. Ltd.	116,500	7,307
NEC Corp.	629,000	5,702
Nikko Cordial Corp.	3,940,000	21,269
Nikon Corp.	799,000	6,140
Nintendo Co. Ltd.	3,800	586
Nippon Telegraph & Telephone Corp.	3,332	13,934
Nissan Motor Co. Ltd.	1,749,500	7,715
Nomura Holdings, Inc.	1,606,000	21,116
NTT DoCoMo, Inc.	521	7,063
ORIX Corp.	119,300	10,434
Rohm Co. Ltd.	62,700	6,672
Sony Corp.	248,100	9,477
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Japan - continued
Sumitomo Electric Industries Ltd.	25,200	$ 214
Takeda Chemical Industries Ltd.	419,900	20,335
Tokyo Electron Ltd.	137,400	5,644
Toshiba Corp.	1,914,000	7,081
Toyota Motor Corp.	281,300	6,823
Yamada Denki Co. Ltd.	17,300	1,130
Yamanouchi Pharmaceutical Co. Ltd.	85,500	2,535
TOTAL JAPAN		268,213
Korea (South) - 1.3%
Kookmin Bank	74,500	1,154
Samsung Electronics Co. Ltd.	99,500	13,372
SK Telecom Co. Ltd. sponsored ADR	204,600	4,313
TOTAL KOREA (SOUTH)		18,839
Mexico - 0.1%
Grupo Televisa SA de CV sponsored ADR (a)	66,600	2,028
Netherlands - 5.7%
Akzo Nobel NV	135,200	5,544
ASML Holding NV (a)	662,000	9,535
ING Groep NV (Certificaten Van Aandelen)	660,146	16,462
Koninklijke Ahold NV	418,255	11,770
Royal Dutch Petroleum Co. (Hague Registry)	336,400	16,992
STMicroelectronics NV (NY Shares)	132,600	3,709
Unilever NV (Certificaten Van Aandelen)	186,500	9,772
Vendex KBB NV	350,200	2,632
VNU NV	163,100	4,757
TOTAL NETHERLANDS		81,173
Norway - 0.3%
Norsk Hydro AS	99,300	3,785
Singapore - 0.7%
Chartered Semiconductor Manufacturing Ltd. ADR (a)	300,300	5,874
Singapore Telecom Ltd. unit (a)	2,252,473	2,122
United Overseas Bank Ltd.	326,261	1,825
TOTAL SINGAPORE		9,821
Spain - 1.8%
Banco Popular Espanol SA (Reg.)	151,500	5,087
Common Stocks - continued
	Shares	Value (Note 1) (000s)
Spain - continued
Banco Santander Central Hispano SA	1,124,960	$ 8,659
Telefonica SA (a)	1,033,700	12,414
TOTAL SPAIN		26,160
Switzerland - 6.1%
Credit Suisse Group (Reg.)	416,272	15,210
Julius Baer Holding AG (Bearer)	7,770	2,373
Nestle SA (Reg.)	109,433	22,705
Novartis AG (Reg.)	574,820	21,513
Swiss Reinsurance Co. (Reg.)	55,710	5,728
UBS AG (Reg.)	251,094	11,672
Zurich Financial Services AG	37,310	8,540
TOTAL SWITZERLAND		87,741
Taiwan - 2.3%
Siliconware Precision Industries Co. Ltd. (a)	7,537,620	3,911
Taiwan Semiconductor Manufacturing Co. Ltd.	8,689,231	15,364
United Microelectronics Corp.	15,468,490	12,733
Winbond Electronics Corp.	2,506,000	810
TOTAL TAIWAN		32,818
United Kingdom - 15.2%
Amvescap PLC	121,800	1,453
AstraZeneca PLC (United Kingdom)	758,800	34,229
BAA PLC	268,100	2,144
BHP Billiton PLC	1,984,400	8,447
British Telecommunications PLC	1,118,000	5,600
Cable & Wireless PLC	1,294,500	5,858
Carlton Communications PLC	794,300	2,208
Diageo PLC	590,700	5,901
GlaxoSmithKline PLC	968,169	25,802
HSBC Holdings PLC (United Kingdom) (Reg.)	982,200	10,806
Lloyds TSB Group PLC	3,236,400	32,685
Logica PLC	613,100	6,638
Prudential PLC	659,400	6,909
Reed International PLC	393,400	3,223
Rio Tinto PLC (Reg.)	470,900	7,647
Vodafone Group PLC	23,546,516	54,440
WPP Group PLC	475,500	4,307
TOTAL UNITED KINGDOM		218,297
Common Stocks - continued
	Shares	Value (Note 1) (000s)
United States of America - 6.0%
Alcoa, Inc.	309,000	$ 9,971
Bristol-Myers Squibb Co.	330,600	17,671
Micron Technology, Inc. (a)	1,890,430	43,026
Newmont Mining Corp.	82,300	1,909
Pfizer, Inc.	287,700	12,055
Phelps Dodge Corp.	62,300	1,807
TOTAL UNITED STATES OF AMERICA		86,439
TOTAL COMMON STOCKS (Cost $1,267,310)		1,157,488
Investment Companies - 0.1%

Multi-National - 0.1%
European Warrant Fund, Inc. (Cost $3,792)	257,600	907
Government Obligations - 1.6%
Moody's Ratings (unaudited) (e)			Principal Amount (000s) (c)
France - 0.4%
French Government OAT 5.5% 4/25/29	Aaa	EUR	6,600	6,292
Germany - 0.5%
Germany Federal Republic 5.5% 1/4/31	Aaa	EUR	6,600	6,337
United States of America - 0.7%
U.S. Treasury Bills, yield at date of purchase 2.2% to 3.35% 11/15/01 to 1/3/02 (d)	-		3,300	3,292
U.S. Treasury Bond stripped principal 0% 11/15/21	Aaa		19,400	6,709
TOTAL UNITED STATES OF AMERICA				10,001
TOTAL GOVERNMENT OBLIGATIONS (Cost $21,621)				22,630
Money Market Funds - 7.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 2.81% (b)	97,855,226	$ 97,855
Fidelity Securities Lending Cash Central Fund, 2.54% (b)	9,982,594	9,983
TOTAL MONEY MARKET FUNDS (Cost $107,838)		107,838
TOTAL INVESTMENT PORTFOLIO - 90.0% (Cost $1,400,561)		1,288,863
NET OTHER ASSETS - 10.0%		142,823
NET ASSETS - 100%		$ 1,431,686
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
188 Nikkei 225 Index Contracts	Dec. 2001	$ 9,814	$ 282
183 Topix 150 Index Contracts (Japan)	Dec. 2001	15,789	75
		$ 25,603	$ 357

The face value of futures purchased as a percentage of net assets - 1.8%
Currency Abbreviation
EUR	-	European Monetary Unit
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Principal amount is stated in United States dollars unless otherwise noted.
(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,172,000.
(e) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
Other Information

Purchases and sales of securities, other than short-term securities, aggregated $1,465,343,000 and $1,566,754,000, respectively, of which long-term U.S. government and government agency obligations aggregated $6,030,000 and $0, respectively.

The market value of futures contracts opened and closed during the period amounted to $498,334,000 and $456,254,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $6,000 for the period.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $1,412,936,000. Net unrealized depreciation aggregated $124,073,000, of which $129,672,000 related to appreciated investment securities and $253,745,000 related to depreciated investment securities.

The fund hereby designates approximately $198,240,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $263,932,000 all of which will expire on October 31, 2009.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	October 31, 2001
Assets
Investment in securities, at value (including securities loaned of $9,623) (cost $1,400,561) - See accompanying schedule		$ 1,288,863
Foreign currency held at value (cost $32,013)		31,465
Receivable for investments sold		131,724
Receivable for fund shares sold		4,790
Dividends receivable		2,415
Interest receivable		859
Total assets		1,460,116
Liabilities
Payable for investments purchased	$ 8,907
Payable for fund shares redeemed	7,262
Accrued management fee	1,036
Distribution fees payable	620
Payable for daily variation on futures contracts	55
Other payables and accrued expenses	567
Collateral on securities loaned, at value	9,983
Total liabilities		28,430
Net Assets		$ 1,431,686
Net Assets consist of:
Paid in capital		$ 1,835,046
Distributions in excess of net investment income		(3,550)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(287,902)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(111,908)
Net Assets		$ 1,431,686

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($45,641 ÷ 3,538 shares)	$12.90
Maximum offering price per share (100/94.25 of $12.90)	$13.69
Class T: Net Asset Value and redemption price per share ($1,185,045 ÷ 90,369 shares)	$13.11
Maximum offering price per share (100/96.50 of $13.11)	$13.59
Class B: Net Asset Value and offering price per share ($79,765 ÷ 6,313 shares) A	$12.63
Class C: Net Asset Value and offering price per share ($52,150 ÷ 4,062 shares) A	$12.84
Institutional Class: Net Asset Value, offering price and redemption price per share ($69,085 ÷ 5,329 shares)	$12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2001
Investment Income Dividends		$ 22,014
Interest		12,547
Security lending		495
		35,056
Less foreign taxes withheld		(3,367)
Total income		31,689
Expenses
Management fee Basic fee	$ 12,704
Performance adjustment	537
Transfer agent fees	4,505
Distribution fees	9,036
Accounting and security lending fees	862
Non-interested trustees' compensation	5
Custodian fees and expenses	687
Registration fees	156
Audit	53
Legal	32
Miscellaneous	296
Total expenses before reductions	28,873
Expense reductions	(811)	28,062
Net investment income		3,627
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(244,933)
Foreign currency transactions	(1,327)
Futures contracts	(17,081)	(263,341)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(283,092)
Assets and liabilities in foreign currencies	(405)
Futures contracts	1,111	(282,386)
Net gain (loss)		(545,727)
Net increase (decrease) in net assets resulting from operations		$ (542,100)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income	$ 3,627	$ 1,573
Net realized gain (loss)	(263,341)	217,752
Change in net unrealized appreciation (depreciation)	(282,386)	(219,410)
Net increase (decrease) in net assets resulting from operations	(542,100)	(85)
Distributions to shareholders From net investment income	(34,624)	(5,290)
In excess of net investment income	-	(5,539)
From net realized gain	(170,611)	(81,508)
Total distributions	(205,235)	(92,337)
Share transactions - net increase (decrease)	166,563	388,023
Total increase (decrease) in net assets	(580,772)	295,601
Net Assets
Beginning of period	2,012,458	1,716,857
End of period (including under (over) distribution of net investment income of $(3,550) and $57,980, respectively)	$ 1,431,686	$ 2,012,458

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.88	$ 20.59	$ 16.32	$ 16.89	$ 15.29
Income from Investment Operations
Net investment income C	.06	.06 D	.10	.09	.09
Net realized and unrealized gain (loss)	(4.89)	.38 E	4.42	.51	2.39
Total from investment operations	(4.83)	.44	4.52	.60	2.48
Less Distributions
From net investment income	(.43)	(.08)	(.11)	(.21)	(.25)
In excess of net investment income	-	(.09)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.15)	(1.15)	(.25)	(1.17)	(.88)
Net asset value, end of period	$ 12.90	$ 19.88	$ 20.59	$ 16.32	$ 16.89
Total Return A, B	(27.16)%	1.78%	28.05%	3.73%	16.95%
Ratios to Average Net Assets F
Expenses before expense reductions	1.46%	1.49%	1.55%	1.68%	2.55%
Expenses net of voluntary waivers, if any	1.46%	1.49%	1.55%	1.55%	1.90%
Expenses net of all reductions	1.41%	1.46%	1.52%	1.54%	1.89%
Net investment income	.40%	.28%	.57%	.51%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 44	$ 23	$ 12	$ 5
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 20.83	$ 16.48	$ 17.02	$ 15.30
Income from Investment Operations
Net investment income C	.04	.02 D	.07	.06	.13
Net realized and unrealized gain (loss)	(4.99)	.39E	4.46	.52	2.38
Total from investment operations	(4.95)	.41	4.53	.58	2.51
Less Distributions
From net investment income	(.35)	(.06)	(.04)	(.16)	(.16)
In excess of net investment income	-	(.07)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.07)	(1.11)	(.18)	(1.12)	(.79)
Net asset value, end of period	$ 13.11	$ 20.13	$ 20.83	$ 16.48	$ 17.02
Total Return A, B	(27.33)%	1.62%	27.74%	3.57%	17.07%
Ratios to Average Net Assets F
Expenses before expense reductions	1.62%	1.67%	1.72%	1.74%	1.66%
Expenses net of voluntary waivers, if any	1.62%	1.67%	1.72%	1.74%	1.66%
Expenses net of all reductions	1.57%	1.65%	1.69%	1.72%	1.65%
Net investment income	.24%	.10%	.39%	.35%	.80%
Supplemental Data
Net assets, end of period (in millions)	$ 1,185	$ 1,678	$ 1,480	$ 1,086	$ 1,111
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.49	$ 20.25	$ 16.08	$ 16.69	$ 15.06
Income from Investment Operations
Net investment income (loss) C	(.06)	(.11) D	(.03)	(.03)	.02
Net realized and unrealized gain (loss)	(4.83)	.39 E	4.34	.51	2.36
Total from investment operations	(4.89)	.28	4.31	.48	2.38
Less Distributions
From net investment income	(.25)	(.03)	-	(.13)	(.12)
In excess of net investment income	-	(.03)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(1.97)	(1.04)	(.14)	(1.09)	(.75)
Net asset value, end of period	$ 12.63	$ 19.49	$ 20.25	$ 16.08	$ 16.69
Total Return A, B	(27.83)%	1.02%	27.00%	3.00%	16.41%
Ratios to Average Net Assets F
Expenses before expense reductions	2.27%	2.27%	2.30%	2.34%	2.30%
Expenses net of voluntary waivers, if any	2.27%	2.27%	2.29%	2.30%	2.30%
Expenses net of all reductions	2.23%	2.25%	2.26%	2.29%	2.29%
Net investment income (loss)	(.42)%	(.50)%	(.18)%	(.19)%	.15%
Supplemental Data
Net assets, end of period (in millions)	$ 80	$ 125	$ 89	$ 58	$ 40
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.04 per share.

E The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999	1998 H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.80	$ 20.58	$ 16.37	$ 17.23
Income from Investment Operations
Net investment income (loss) E	(.05)	(.10) F	(.02)	(.03)
Net realized and unrealized gain (loss)	(4.89)	.39 G	4.43	.29
Total from investment operations	(4.94)	.29	4.41	.26
Less Distributions
From net investment income	(.30)	(.04)	(.06)	(.16)
In excess of net investment income	-	(.05)	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)
Total distributions	(2.02)	(1.07)	(.20)	(1.12)
Net asset value, end of period	$ 12.84	$ 19.80	$ 20.58	$ 16.37
Total Return B, C, D	(27.70)%	1.05%	27.21%	2.84%
Ratios to Average Net Assets I
Expenses before expense reductions	2.19%	2.22%	2.25%	2.49% A
Expenses net of voluntary waivers, if any	2.19%	2.22%	2.25%	2.30% A
Expenses net of all reductions	2.14%	2.20%	2.22%	2.30% A
Net investment income (loss)	(.34)%	(.45)%	(.13)%	(.20)% A
Supplemental Data
Net assets, end of period (in millions)	$ 52	$ 76	$ 35	$ 15
Portfolio turnover rate	99%	132%	85%	74%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Investment income per share reflects a special dividend which amounted to $.04 per share.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

H For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 19.95	$ 20.62	$ 16.36	$ 16.92	$ 15.20
Income from Investment Operations
Net investment income B	.12	.14 C	.17	.13	.22
Net realized and unrealized gain (loss)	(4.91)	.38 D	4.39	.53	2.36
Total from investment operations	(4.79)	.52	4.56	.66	2.58
Less Distributions
From net investment income	(.47)	(.10)	(.16)	(.26)	(.23)
In excess of net investment income	-	(.11)	-	-	-
From net realized gain	(1.72)	(.98)	(.14)	(.96)	(.63)
Total distributions	(2.19)	(1.19)	(.30)	(1.22)	(.86)
Net asset value, end of period	$ 12.97	$ 19.95	$ 20.62	$ 16.36	$ 16.92
Total Return A	(26.89)%	2.18%	28.30%	4.11%	17.73%
Ratios to Average Net Assets E
Expenses before expense reductions	1.06%	1.13%	1.18%	1.26%	1.17%
Expenses net of voluntary waivers, if any	1.06%	1.13%	1.18%	1.26%	1.17%
Expenses net of all reductions	1.02%	1.11%	1.15%	1.24%	1.16%
Net investment income	.79%	.63%	.94%	.76%	1.31%
Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 90	$ 90	$ 77	$ 38
Portfolio turnover rate	99%	132%	85%	74%	70%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.04 per share.

D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities and the market value of futures contracts opened and closed, is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment was .76% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 125,000	$ -
Class T	.25%	.25%	7,211,000	56,000
Class B	.75%	.25%	1,047,000	786,000
Class C	.75%	.25%	653,000	198,000
			$ 9,036,000	$ 1,040,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 103,000	$ 46,000
Class T	173,000	25,000
Class B	260,000	260,000*
Class C	31,000	31,000*
	$ 567,000	$ 362,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 169,000.34
Class T	3,548,000.25
Class B	422,000.40
Class C	210,000.32
Institutional Class	156,000.19
	$ 4,505,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $11,484,000 for the period.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $809,000 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2,000.

8. Other Information.

At the end of the period, one unaffiliated shareholder held 19% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended October 31,
	2001	2000
From net investment income
Class A	$ 1,112	$ 95
Class T	28,699	4,533
Class B	1,593	132
Class C	1,130	76
Institutional Class	2,090	454
Total	$ 34,624	$ 5,290
In excess of net investment income
Class A	$ -	$ 99
Class T	-	4,748
Class B	-	138
Class C	-	79
Institutional Class	-	475
Total	$ -	$ 5,539
From net realized gain
Class A	$ 4,448	$ 1,120
Class T	141,075	69,969
Class B	10,959	4,396
Class C	6,481	1,690
Institutional Class	7,648	4,333
Total	$ 170,611	$ 81,508
	$ 205,235	$ 92,337

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Years ended October 31,		Years ended October 31,
	2001	2000	2001	2000

Class A Shares sold	18,591	4,566	$ 285,068	$ 100,132
Reinvestment of distributions	299	57	5,252	1,222
Shares redeemed	(17,571)	(3,543)	(268,473)	(78,300)
Net increase (decrease)	1,319	1,080	$ 21,847	$ 23,054
Class T Shares sold	43,963	50,328	$ 706,809	$ 1,122,012
Reinvestment of distributions	9,114	3,494	162,858	75,183
Shares redeemed	(46,077)	(41,478)	(746,478)	(926,640)
Net increase (decrease)	7,000	12,344	$ 123,189	$ 270,555
Class B Shares sold	1,055	2,974	$ 16,841	$ 64,992
Reinvestment of distributions	636	196	11,007	4,107
Shares redeemed	(1,776)	(1,177)	(26,704)	(25,357)
Net increase (decrease)	(85)	1,993	$ 1,144	$ 43,742
Class C Shares sold	2,132	3,639	$ 34,004	$ 80,303
Reinvestment of distributions	343	76	6,023	1,630
Shares redeemed	(2,237)	(1,582)	(35,016)	(34,658)
Net increase (decrease)	238	2,133	$ 5,011	$ 47,275
Institutional Class Shares sold	4,997	2,113	$ 81,898	$ 47,118
Reinvestment of distributions	194	99	3,417	2,115
Shares redeemed	(4,351)	(2,077)	(69,943)	(45,836)
Net increase (decrease)	840	135	$ 15,372	$ 3,397

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Distributions

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/11/00	$.365	$.021

The fund will notify shareholders in January 2002 of amounts for use in preparing 2001 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Richard R. Mace, Jr., Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

OSI-ANN-1201 150235
1.538538.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Latin America

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Accountants	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Latin America - CL A	-26.97%	-3.16%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	-31.17%	-8.73%
MSCI® EMF - Latin America	-19.55%	10.83%
Latin American Funds Average	-23.65%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class A's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL A	-26.97%	-1.12%
Fidelity Adv Latin America - CL A (incl. 5.75% sales charge)	-31.17%	-3.14%
MSCI EMF - Latin America	-19.55%	3.66%
Latin American Funds Average	-23.65%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Class A on December 21, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001 the value of the investment would have been $9,127 - an 8.73% decrease on the initial investment. For comparison, look at how the MSCI® EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,083 - a 10.83% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	-27.07%	-3.66%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	-29.63%	-7.04%
MSCI EMF - Latin America	-19.55%	10.83%
Latin American Funds Average	-23.65%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class T's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL T	-27.07%	-1.30%
Fidelity Adv Latin America - CL T (incl. 3.50% sales charge)	-29.63%	-2.52%
MSCI EMF - Latin America	-19.55%	3.66%
Latin American Funds Average	-23.65%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class T on December 21, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $9,296 - a 7.04% decrease on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,083 - a 10.83% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	-27.34%	-4.97%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	-30.95%	-7.80%
MSCI EMF - Latin America	-19.55%	10.83%
Latin American Funds Average	-23.65%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class B's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL B	-27.34%	-1.76%
Fidelity Adv Latin America - CL B (incl. contingent deferred sales charge)	-30.95%	-2.80%
MSCI EMF - Latin America	-19.55%	3.66%
Latin American Funds Average	-23.65%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class B on December 21, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,220 - a 7.80% decrease on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,083 - a 10.83% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Latin America Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	-27.36%	-5.07%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	-28.09%	-5.07%
MSCI EMF - Latin America	-19.55%	10.83%
Latin American Funds Average	-23.65%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Class C's performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - CL C	-27.36%	-1.80%
Fidelity Adv Latin America - CL C (incl. contingent deferred sales charge)	-28.09%	-1.80%
MSCI EMF - Latin America	-19.55%	3.66%
Latin American Funds Average	-23.65%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Latin America Fund - Class C on December 21, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $9,493 - a 5.07% decrease on the initial investment. For comparison, look at how the MSCI EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,083 - a 10.83% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
Note to shareholders: Margaret Reynolds became Portfolio Manager of Fidelity Advisor Latin America Fund on June 30, 2001.

Q. How did the fund perform, Meg?

A. For the 12 months that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -26.97%, -27.07%, -27.34% and -27.36%, respectively. That performance lagged the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned -19.55%, and the Latin American funds average tracked by Lipper Inc., which returned -23.65% during the same period.

Q. What factors drove Latin American markets during the past year?

A. Latin America faced difficulty from the expectation of declining exports and reduced foreign direct investment as a result of the global economic slowdown. Most countries in the region also had their own domestic issues that added to the declines. For example: Brazil suffered from an energy shortage and had to reduce its energy consumption by 20%; Chile had to contend with weak copper prices, the high cost of oil imports and the potential debt default/devaluation in Argentina. Brazil - the largest economy in the Latin American region - had steady growth, but resorted to raising interest rates to support its currency, the real, and contain inflationary pressures. This action, coupled with Argentina's internal problems and the close trading ties between the two countries, re-ignited fears of a protracted downturn in the regional economy and stock markets. Brazil and Argentina were two of the weakest emerging-markets performers in the world during the period. Conversely, Mexico held up well due to its low level of financing needs, a result of the tremendous balance sheet restructuring the country has done over the past five years. Above-average oil prices - albeit declining - resilient consumer spending and a very strong peso buoyed its economy. Following the September 11 attacks, however, the Mexican stock market gave way to uncertainty, falling to its lowest level since 1999.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund trail its benchmark and peer average?

A. Security selection and sector positioning in Mexico and Brazil were to blame. We overstayed our welcome in technology, media and telecommunications (TMT) stocks that were eventually swept under by the global collapse of this group. As was the case six months ago, most of the damage was concentrated in just a handful of names, including Telesp Celular - Brazil's largest mobile telephone operator - and TV Azteca - a Mexican television broadcasting company that also has wireless exposure. Grupo Televisa was another major media stock from Mexico that disappointed. It remained a core holding for the fund based on its continued strong fundamentals and attractive growth prospects. Given that we tended to own more media and cellular stocks than our peers, it's not surprising that we underperformed the Lipper average. From a regional standpoint, we underperformed relative to the index as a result of a structural underweighting in Chile due to its closed capital markets. Chile has since opened its capital markets and we have added to positions there, a move that has helped narrow the performance gap relative to the index.

Q. What other moves influenced performance?

A. We benefited from underweighting Brazilian fixed-line telecom providers, most notably Embratel, which suffered from high valuations and increased price competition. Meanwhile, I focused on companies generating significant cash flows such as local telecom provider Telefonos de Mexico (Telmex) - the fund's largest holding - which managed to sidestep the downdraft. Late in the period, I decided to further diversify the portfolio and assume a more defensive positioning, particularly in Mexico, which appeared most at risk from further deterioration in the U.S. economy. This strategy paid off as defensive stocks continued to perform quite well. Specifically, I moved away from some of the more economically sensitive consumer industries and instead turned to staples such as beverages. Strong fundamentals, attractive valuations, compelling growth stories and industry consolidation led me to such stocks as Fomento Economico Mexicano - Mexico's largest producer of beer and soft drinks - which was the fund's top relative contributor during the period. Our exposure to banks further aided performance. Banacci was a strong stock for us, as Citigroup acquired it during the summer at a healthy premium, a move that further validated the recovery of the Mexican banking system. Finally, with respect to country positioning, underweighting Argentina helped us gain ground on the index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I believe the region's long-term fundamentals remain positive and that valuations are attractive. Though the slowing global economy has affected the region's exports, and domestic problems have created volatility in regional equity markets, the recent downturn did create opportunities to build positions in stocks with strong prospects. While I am concerned about the impact of fiscal reform on consumption in Mexico, I believe that most of the uncertainty is already priced into the market and that Mexico should rebound with an eventual recovery in the U.S. economy. I'm also optimistic about Brazil for several reasons: the energy shortage has abated; the economy has stabilized; the Argentine situation is almost behind us; and valuations are attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 21, 1998

Size: as of October 31, 2001, more than $3 million

Manager: Margaret Reynolds, since June 2001; joined Fidelity in 1995

3

Meg Reynolds on managing the fund:

"I follow a disciplined, bottom-up investment approach, trying to add value through individual stock selection rather than making any significant country or sector allocation decisions. Typically, I'm attracted to companies that have strong cash flows and clean balance sheets, show industry leadership and have a history of commitment to enhancing shareholder value.

"Investing in Latin America is not without its share of risks, which makes finding the right opportunities there even more challenging. Being able to tap Fidelity's research strength to support me in my efforts increases my odds of being successful. The recent merger of our emerging-markets debt and equity teams reinforces this advantage by providing a top-down macroeconomic and quantitative analysis that gives the fund an added layer of risk control. Thus far, the synergies from the merger have been more than I anticipated and, I believe, can be helpful in adding value for shareholders as we move forward."

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	11.2	9.8
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	6.4	1.9
Petroleo Brasileiro SA Petrobras sponsored ADR (Brazil, Oil & Gas)	4.5	1.3
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	4.5	5.2
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (Mexico, Banks)	3.8	2.7
	30.4
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	25.8	21.9
Consumer Staples	14.1	23.4
Materials	13.9	7.3
Financials	12.6	15.2
Energy	10.0	8.8
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	43.2	40.6
Brazil	34.3	41.4
Chile	10.4	5.0
Argentina	3.8	2.3
Peru	2.2	2.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 96.4%	Stocks 96.5%
Short-Term Investments and Net Other Assets 3.6%	Short-Term Investments and Net Other Assets 3.5%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Argentina - 3.8%
Grupo Financiero Galicia SA sponsored ADR	5,000	$ 27,500
Perez Companc SA sponsored ADR	7,077	75,016
Siderca SA Series A	13,600	16,331
Telecom Argentina Stet-France Telecom SA sponsored ADR	3,900	24,375
TOTAL ARGENTINA		143,222
Brazil - 34.3%
Aracruz Celulose SA sponsored ADR	5,355	93,713
Banco Bradesco SA (PN)	15,233,832	57,974
Banco Itau SA (PN)	1,750,800	111,373
Brasil Telecom Participacoes SA sponsored ADR	1,000	28,000
Brasil Telecom SA (PN)	2,150,000	8,246
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	11,192,100	138,199
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,689	40,819
Companhia de Bebidas das Americas (AmBev) sponsored ADR	6,900	112,056
Companhia Paranaense de Energia-Copel sponsored ADR	7,000	33,600
Companhia Siderurgica Nacional ADR	700	7,203
Companhia Vale do Rio Doce (PN-A)	4,800	100,255
Compania Energertica Minas Gerais (a)	1,581,800	15,665
Compania Siderurgica Tubarao (PN)	2,884,300	16,754
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,700	46,332
Embratel Participacoes SA ADR	7,400	19,980
Globo Cabo SA sponsored ADR (a)	3,200	8,160
Petroleo Brasileiro SA Petrobras:
(PN)	5,800	111,654
sponsored ADR	8,900	170,880
Tele Norte Leste Participacoes SA ADR	10,212	103,754
Telesp Celular Participacoes SA ADR	3,900	19,695
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,400	37,752
Votorantim Celulose e Papel SA (PN)	462,300	13,855
TOTAL BRAZIL		1,295,919
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	420	861
Chile - 10.4%
A.F.P. Provida SA sponsored ADR	400	9,640
Banco Santander Chile sponsored ADR	2,300	37,145
Banco Santiago SA sponsored ADR	1,500	31,500
Compania Cervecerias Unidas SA sponsored ADR	1,200	18,984
Compania de Petroleos de Chile SA (COPEC)	15,900	46,765
Common Stocks - continued
	Shares	Value (Note 1)
Chile - continued
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	6,700	$ 69,010
Distribucion Y Servicio D&S SA sponsored ADR	3,300	35,805
Embotelladora Andina SA sponsored ADR	3,200	23,296
Empresa Nacional de Electricidad SA sponsored ADR	6,400	55,680
Empresas CMPC SA	4,400	34,218
Vina Concha Stet y Toro SA sponsored ADR	791	30,493
TOTAL CHILE		392,536
Colombia - 0.1%
Suramericana de Inversiones SA	7,000	2,729
Luxembourg - 0.7%
Quilmes Industrial SA sponsored ADR	2,609	26,090
Mexico - 43.2%
America Movil SA de CV sponsored ADR	16,000	240,000
Cemex SA de CV sponsored ADR	4,800	110,400
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	13,881	21,885
DESC SA de CV sponsored ADR	1,400	10,290
Fomento Economico Mexicano SA de CV sponsored ADR	3,179	98,549
Grupo Carso SA de CV Series A1 (a)	8,000	19,739
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	192,400	145,239
Grupo Modelo SA de CV Series C	63,200	145,102
Grupo Televisa SA de CV sponsored ADR (a)	4,165	126,824
Kimberly-Clark de Mexico SA de CV Series A	14,600	40,275
Organizacion Soriana SA Series B (a)	17,500	38,121
Telefonos de Mexico SA de CV Series L sponsored ADR	12,361	421,017
Transport Maritima Mexicana SA de CV sponsored ADR (a)	2,300	18,308
Tubos de Acero de Mexico SA sponsored ADR	2,100	19,740
TV Azteca SA de CV sponsored ADR	1,100	5,302
Wal-Mart de Mexico SA de CV Series C	79,200	170,819
TOTAL MEXICO		1,631,610
Peru - 2.2%
Compania de Minas Buenaventura SA sponsored ADR	3,388	68,641
Credicorp Ltd. (NY Shares)	1,600	12,960
TOTAL PERU		81,601
United Kingdom - 0.6%
Antofagasta PLC	3,800	23,778
Common Stocks - continued
	Shares	Value (Note 1)
Venezuela - 1.1%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	1,800	$ 40,680
TOTAL COMMON STOCKS (Cost $3,975,832)		3,639,026
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 2.81% (b) (Cost $91,383)	91,383	91,383
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.58%, dated 10/31/01 due 11/1/01 (Cost $43,000)	$ 43,003	43,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $4,110,215)		3,773,409
NET OTHER ASSETS - 0.1%		2,560
NET ASSETS - 100%		$ 3,775,969
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,795,540 and $6,700,215.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.
Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income tax purposes was $4,142,059. Net unrealized depreciation aggregated $368,650, of which $433,283 related to appreciated investment securities and $801,933 related to depreciated investment securities.

The fund hereby designates approximately $33,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $842,000 all of which will expire on October 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

|

Statement of Assets and Liabilities

October 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $43,000) (cost $4,110,215) - See accompanying schedule		$ 3,773,409
Cash		414
Foreign currency held at value (cost $104)		104
Receivable for investments sold		50,539
Receivable for fund shares sold		1,510
Dividends receivable		1,697
Interest receivable		283
Receivable from investment adviser for expense reductions		13,341
Total assets		3,841,297
Liabilities
Payable for investments purchased	$ 36,479
Payable for fund shares redeemed	1,532
Distribution fees payable	2,045
Other payables and accrued expenses	25,272
Total liabilities		65,328
Net Assets		$ 3,775,969
Net Assets consist of:
Paid in capital		$ 4,961,444
Undistributed net investment income		30,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(878,608)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(336,912)
Net Assets		$ 3,775,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($546,022 ÷ 56,760 shares)	$9.62
Maximum offering price per share (100/94.25 of $9.62)	$10.21
Class T: Net Asset Value and redemption price per share ($1,123,541 ÷ 117,446 shares)	$9.57
Maximum offering price per share (100/96.50 of $9.57)	$9.92
Class B: Net Asset Value and offering price per share ($1,002,773 ÷ 106,279 shares) A	$9.44
Class C: Net Asset Value and offering price per share ($759,379 ÷ 80,567 shares) A	$9.43
Institutional Class: Net Asset Value, offering price and redemption price per share ($344,254 ÷ 35,512 shares)	$9.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 157,045
Special dividend from Companhia Siderurgica Nacional ADR		29,655
Interest		8,855
		195,555
Less foreign taxes withheld		(17,786)
Total income		177,769
Expenses
Management fee	$ 39,608
Transfer agent fees	30,116
Distribution fees	35,123
Accounting fees and expenses	61,448
Non-interested trustees' compensation	20
Custodian fees and expenses	21,175
Registration fees	66,504
Audit	28,133
Legal	89
Reports to shareholders	9,493
Foreign tax expenses	6,056
Miscellaneous	85
Total expenses before reductions	297,850
Expense reductions	(164,753)	133,097
Net investment income		44,672
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(875,695)
Foreign currency transactions	(10,233)	(885,928)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(774,604)
Assets and liabilities in foreign currencies	61	(774,543)
Net gain (loss)		(1,660,471)
Net increase (decrease) in net assets resulting from operations		$ (1,615,799)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 44,672	$ (59,810)
Net realized gain (loss)	(885,928)	52,228
Change in net unrealized appreciation (depreciation)	(774,543)	181,257
Net increase (decrease) in net assets resulting from operations	(1,615,799)	173,675
Distributions to shareholders from net realized gains	(37,346)	-
Share transactions - net increase (decrease)	(881,117)	2,224,797
Total increase (decrease) in net assets	(2,534,262)	2,398,472
Net Assets
Beginning of period	6,310,231	3,911,759
End of period (including undistributed net investment income of $30,045 and $0, respectively)	$ 3,775,969	$ 6,310,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14 H	(.07)	.05
Net realized and unrealized gain (loss)	(3.70)	1.69	1.59
Total from investment operations	(3.56)	1.62	1.64
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.62	$ 13.26	$ 11.64
Total Return B, C, D	(26.97)%	13.92%	16.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.96%	3.95%	8.60% A
Expenses net of voluntary waivers, if any	2.11%	2.06%	2.01% A
Expenses net of all reductions	2.05%	2.04%	1.99% A
Net investment income	1.22%	(.50)%	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 546	$ 921	$ 756
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11 H	(.11)	.02
Net realized and unrealized gain (loss)	(3.67)	1.70	1.60
Total from investment operations	(3.56)	1.59	1.62
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.57	$ 13.21	$ 11.62
Total Return B, C, D	(27.07)%	13.68%	16.20%
Ratios to Average Net Assets G
Expenses before expense reductions	5.48%	4.26%	8.92% A
Expenses net of voluntary waivers, if any	2.36%	2.32%	2.26% A
Expenses net of all reductions	2.30%	2.30%	2.24% A
Net investment income	.97%	(.75)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(3.61)	1.68	1.60
Total from investment operations	(3.56)	1.50	1.58
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.44	$ 13.08	$ 11.58
Total Return B, C, D	(27.34)%	12.95%	15.80%
Ratios to Average Net Assets G
Expenses before expense reductions	5.81%	4.78%	9.44% A
Expenses net of voluntary waivers, if any	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.80%	2.80%	2.74% A
Net investment income	.46%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(3.62)	1.68	1.59
Total from investment operations	(3.56)	1.50	1.57
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.43	$ 13.07	$ 11.57
Total Return B, C, D	(27.36)%	12.96%	15.70%
Ratios to Average Net Assets G
Expenses before expense reductions	5.82%	4.76%	9.42% A
Expenses net of voluntary waivers, if any	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.79%	2.80%	2.74% A
Net investment income	.47%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 759	$ 1,165	$ 708
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17 G	(.04)	.07
Net realized and unrealized gain (loss)	(3.72)	1.69	1.60
Total from investment operations	(3.55)	1.65	1.67
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.69	$ 13.32	$ 11.67
Total Return B, C	(26.77)%	14.14%	16.70%
Ratios to Average Net Assets F
Expenses before expense reductions	4.54%	3.56%	8.32% A
Expenses net of voluntary waivers, if any	1.86%	1.81%	1.76% A
Expenses net of all reductions	1.80%	1.79%	1.74% A
Net investment income	1.46%	(.25)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 344	$ 524	$ 472
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund(the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,152	$ 996
Class T	.25%	.25%	8,282	1,659
Class B	.75%	.25%	14,550	11,766
Class C	.75%	.25%	10,139	6,247
			$ 35,123	$ 20,668

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 2,982	$ 1,906
Class T	3,952	674
Class B	4,423	4,423*
Class C	336	336*
	$ 11,693	$ 7,339

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,763.44
Class T	11,748.71
Class B	7,826.54
Class C	5,551.55
Institutional Class	1,228.27
	$ 30,116

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,521 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 24,563
Class T	2.25%	51,720
Class B	2.75%	42,890
Class C	2.75%	30,061
Institutional Class	1.75%	12,144
		$ 161,378

Certain security trades were directed to brokers who paid $3,375 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 33% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net realized gain
Class A	$ 5,427	$ -
Class T	11,357	-
Class B	10,092	-
Class C	7,322	-
Institutional Class	3,148	-
Total	$ 37,346	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	30,413	38,689	$ 380,555	$ 580,476
Reinvestment of distributions	448	-	5,407	-
Shares redeemed	(43,556)	(34,125)	(503,340)	(491,740)
Net increase (decrease)	(12,695)	4,564	$ (117,378)	$ 88,736
Class T Shares sold	34,478	136,912	$ 427,493	$ 2,067,473
Reinvestment of distributions	906	-	10,908	-
Shares redeemed	(72,443)	(73,981)	(860,246)	(1,109,302)
Net increase (decrease)	(37,059)	62,931	$ (421,845)	$ 958,171
Class B Shares sold	32,346	90,656	$ 404,600	$ 1,339,079
Reinvestment of distributions	768	-	9,154	-
Shares redeemed	(53,622)	(42,640)	(626,031)	(605,663)
Net increase (decrease)	(20,508)	48,016	$ (212,277)	$ 733,416
Class C Shares sold	36,367	60,119	$ 438,911	$ 913,707
Reinvestment of distributions	572	-	6,806	-
Shares redeemed	(45,516)	(32,146)	(528,067)	(452,494)
Net increase (decrease)	(8,577)	27,973	$ (82,350)	$ 461,213
Institutional Class Shares sold	673	1,218	$ 8,041	$ 18,000
Reinvestment of distributions	256	-	3,107	-
Shares redeemed	(4,764)	(2,287)	(58,415)	(34,739)
Net increase (decrease)	(3,835)	(1,069)	$ (47,267)	$ (16,739)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook*

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALAF-ANN-1201 150258
1.728719.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Latin America

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Accountants	29	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Latin America Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity® Adv Latin America - Institutional CL	-26.77%	-2.46%
MSCI® EMF - Latin America	-19.55%	10.83%
Latin American Funds Average	-23.65%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 21, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital InternationalSM Emerging Markets Free - Latin America Index - a market capitalization-weighted index of approximately 190 stocks traded in seven Latin American markets. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Latin American funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 35 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Life of fund
Fidelity Adv Latin America - Institutional CL	-26.77%	-0.87%
MSCI EMF - Latin America	-19.55%	3.66%
Latin American Funds Average	-23.65%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Latin America Fund - Institutional Class on December 21, 1998, when the fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $9,754 - a 2.46% decrease on the initial investment. For comparison, look at how the MSCI® EMF - Latin America Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,083 -
a 10.83% increase.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

Investors looking beyond U.S. borders for less-volatile, better-
performing equity opportunities during the past year may as well have been looking in a mirror, for the majority of overseas stock markets were merely a reflection of domestic performance. In fact, the returns of many international equity indexes were nearly identical to popular U.S. stock market benchmarks. For instance, the Morgan Stanley Capital International (MSCI) EAFE® Index - which tracks the performance of stock markets in Europe, Australasia and the Far East - declined 24.75% during the 12-month period ending October 31, 2001, while the U.S. based Standard & Poor's 500SM Index fell 24.90%. At the same time, the MSCI All Country Asia Free ex Japan Index -
an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. The slowdown of the U.S. economy to near-recessionary levels had far-reaching ramifications. For Japan, the effect was particularly harsh. Already mired in its own economic slump, the nation's significant lull in exports to the U.S. contributed to the 30.97% decline of the Tokyo Stock Exchange Index (TOPIX) during the past year. Japan's and Europe's technology, media and telecommunications
(TMT) industries suffered heavy losses. In fact, not one single technology or telecom company was in the MSCI EAFE's list of top 50 contributors during the one-year period.

(Portfolio Manager photograph)
Note to shareholders: Margaret Reynolds became Portfolio Manager of Fidelity Advisor Latin America Fund on June 30, 2001.

Q. How did the fund perform, Meg?

A. For the 12 months that ended October 31, 2001, the fund's Institutional Class shares returned -26.77%, lagging the Morgan Stanley Capital International Emerging Markets Free - Latin America Index, which returned -19.55%, and the Latin American funds average tracked by Lipper Inc., which returned -23.65%.

Q. What factors drove Latin American markets during the past year?

A. Latin America faced difficulty from the expectation of declining exports and reduced foreign direct investment as a result of the global economic slowdown. Most countries in the region also had their own domestic issues that added to the declines. For example: Brazil suffered from an energy shortage and had to reduce its energy consumption by 20%; Chile had to contend with weak copper prices, the high cost of oil imports and the potential debt default/devaluation in Argentina. Brazil - the largest economy in the Latin American region - had steady growth, but resorted to raising interest rates to support its currency, the real, and contain inflationary pressures. This action, coupled with Argentina's internal problems and the close trading ties between the two countries, re-ignited fears of a protracted downturn in the regional economy and stock markets. Brazil and Argentina were two of the weakest emerging-markets performers in the world during the period. Conversely, Mexico held up well due to its low level of financing needs, a result of the tremendous balance sheet restructuring the country has done over the past five years. Above-average oil prices - albeit declining - resilient consumer spending and a very strong peso buoyed its economy. Following the September 11 attacks, however, the Mexican stock market gave way to uncertainty, falling to its lowest level since 1999.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did the fund trail its benchmark and peer average?

A. Security selection and sector positioning in Mexico and Brazil were to blame. We overstayed our welcome in technology, media and telecommunications (TMT) stocks that were eventually swept under by the global collapse of this group. As was the case six months ago, most of the damage was concentrated in just a handful of names, including Telesp Celular - Brazil's largest mobile telephone operator - and TV Azteca - a Mexican television broadcasting company that also has wireless exposure. Grupo Televisa was another major media stock from Mexico that disappointed. It remained a core holding for the fund based on its continued strong fundamentals and attractive growth prospects. Given that we tended to own more media and cellular stocks than our peers, it's not surprising that we underperformed the Lipper average. From a regional standpoint, we underperformed relative to the index as a result of a structural underweighting in Chile due to its closed capital markets. Chile has since opened its capital markets and we have added to positions there, a move that has helped narrow the performance gap relative to the index.

Q. What other moves influenced performance?

A. We benefited from underweighting Brazilian fixed-line telecom providers, most notably Embratel, which suffered from high valuations and increased price competition. Meanwhile, I focused on companies generating significant cash flows such as local telecom provider Telefonos de Mexico (Telmex) - the fund's largest holding - which managed to sidestep the downdraft. Late in the period, I decided to further diversify the portfolio and assume a more defensive positioning, particularly in Mexico, which appeared most at risk from further deterioration in the U.S. economy. This strategy paid off as defensive stocks continued to perform quite well. Specifically, I moved away from some of the more economically sensitive consumer industries and instead turned to staples such as beverages. Strong fundamentals, attractive valuations, compelling growth stories and industry consolidation led me to such stocks as Fomento Economico Mexicano - Mexico's largest producer of beer and soft drinks - which was the fund's top relative contributor during the period. Our exposure to banks further aided performance. Banacci was a strong stock for us, as Citigroup acquired it during the summer at a healthy premium, a move that further validated the recovery of the Mexican banking system. Finally, with respect to country positioning, underweighting Argentina helped us gain ground on the index.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I believe the region's long-term fundamentals remain positive and that valuations are attractive. Though the slowing global economy has affected the region's exports, and domestic problems have created volatility in regional equity markets, the recent downturn did create opportunities to build positions in stocks with strong prospects. While I am concerned about the impact of fiscal reform on consumption in Mexico, I believe that most of the uncertainty is already priced into the market and that Mexico should rebound with an eventual recovery in the U.S. economy. I'm also optimistic about Brazil for several reasons: the energy shortage has abated; the economy has stabilized; the Argentine situation is almost behind us; and valuations are attractive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: December 21, 1998

Size: as of October 31, 2001, more than $3 million

Manager: Margaret Reynolds, since June 2001; joined Fidelity in 1995

3

Meg Reynolds on managing the fund:

"I follow a disciplined, bottom-up investment approach, trying to add value through individual stock selection rather than making any significant country or sector allocation decisions. Typically, I'm attracted to companies that have strong cash flows and clean balance sheets, show industry leadership and have a history of commitment to enhancing shareholder value.

"Investing in Latin America is not without its share of risks, which makes finding the right opportunities there even more challenging. Being able to tap Fidelity's research strength to support me in my efforts increases my odds of being successful. The recent merger of our emerging-markets debt and equity teams reinforces this advantage by providing a top-down macroeconomic and quantitative analysis that gives the fund an added layer of risk control. Thus far, the synergies from the merger have been more than I anticipated and, I believe, can be helpful in adding value for shareholders as we move forward."

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Annual Report

Investment Changes

Top Five Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telefonos de Mexico SA de CV Series L sponsored ADR (Mexico, Diversified Telecommunication Services)	11.2	9.8
America Movil SA de CV sponsored ADR (Mexico, Wireless Telecommunication Services)	6.4	1.9
Petroleo Brasileiro SA Petrobras sponsored ADR (Brazil, Oil & Gas)	4.5	1.3
Wal-Mart de Mexico SA de CV Series C (Mexico, Multiline Retail)	4.5	5.2
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (Mexico, Banks)	3.8	2.7
	30.4
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Telecommunication Services	25.8	21.9
Consumer Staples	14.1	23.4
Materials	13.9	7.3
Financials	12.6	15.2
Energy	10.0	8.8
Top Five Countries as of October 31, 2001
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Mexico	43.2	40.6
Brazil	34.3	41.4
Chile	10.4	5.0
Argentina	3.8	2.3
Peru	2.2	2.0
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 96.4%	Stocks 96.5%
Short-Term Investments and Net Other Assets 3.6%	Short-Term Investments and Net Other Assets 3.5%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (Note 1)
Argentina - 3.8%
Grupo Financiero Galicia SA sponsored ADR	5,000	$ 27,500
Perez Companc SA sponsored ADR	7,077	75,016
Siderca SA Series A	13,600	16,331
Telecom Argentina Stet-France Telecom SA sponsored ADR	3,900	24,375
TOTAL ARGENTINA		143,222
Brazil - 34.3%
Aracruz Celulose SA sponsored ADR	5,355	93,713
Banco Bradesco SA (PN)	15,233,832	57,974
Banco Itau SA (PN)	1,750,800	111,373
Brasil Telecom Participacoes SA sponsored ADR	1,000	28,000
Brasil Telecom SA (PN)	2,150,000	8,246
Centrais Electricas Brasileiras (Electrobras) SA (PN-B)	11,192,100	138,199
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	2,689	40,819
Companhia de Bebidas das Americas (AmBev) sponsored ADR	6,900	112,056
Companhia Paranaense de Energia-Copel sponsored ADR	7,000	33,600
Companhia Siderurgica Nacional ADR	700	7,203
Companhia Vale do Rio Doce (PN-A)	4,800	100,255
Compania Energertica Minas Gerais (a)	1,581,800	15,665
Compania Siderurgica Tubarao (PN)	2,884,300	16,754
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	2,700	46,332
Embratel Participacoes SA ADR	7,400	19,980
Globo Cabo SA sponsored ADR (a)	3,200	8,160
Petroleo Brasileiro SA Petrobras:
(PN)	5,800	111,654
sponsored ADR	8,900	170,880
Tele Norte Leste Participacoes SA ADR	10,212	103,754
Telesp Celular Participacoes SA ADR	3,900	19,695
Uniao de Bancos Brasileiros SA (Unibanco) GDR	2,400	37,752
Votorantim Celulose e Papel SA (PN)	462,300	13,855
TOTAL BRAZIL		1,295,919
British Virgin Islands - 0.0%
Claxson Interactive Group, Inc. (a)	420	861
Chile - 10.4%
A.F.P. Provida SA sponsored ADR	400	9,640
Banco Santander Chile sponsored ADR	2,300	37,145
Banco Santiago SA sponsored ADR	1,500	31,500
Compania Cervecerias Unidas SA sponsored ADR	1,200	18,984
Compania de Petroleos de Chile SA (COPEC)	15,900	46,765
Common Stocks - continued
	Shares	Value (Note 1)
Chile - continued
Compania de Telecomunicaciones de Chile SA sponsored ADR (a)	6,700	$ 69,010
Distribucion Y Servicio D&S SA sponsored ADR	3,300	35,805
Embotelladora Andina SA sponsored ADR	3,200	23,296
Empresa Nacional de Electricidad SA sponsored ADR	6,400	55,680
Empresas CMPC SA	4,400	34,218
Vina Concha Stet y Toro SA sponsored ADR	791	30,493
TOTAL CHILE		392,536
Colombia - 0.1%
Suramericana de Inversiones SA	7,000	2,729
Luxembourg - 0.7%
Quilmes Industrial SA sponsored ADR	2,609	26,090
Mexico - 43.2%
America Movil SA de CV sponsored ADR	16,000	240,000
Cemex SA de CV sponsored ADR	4,800	110,400
Corporacion Interamericana de Entretenimiento SA de CV Series B (a)	13,881	21,885
DESC SA de CV sponsored ADR	1,400	10,290
Fomento Economico Mexicano SA de CV sponsored ADR	3,179	98,549
Grupo Carso SA de CV Series A1 (a)	8,000	19,739
Grupo Financiero BBVA Bancomer SA de CV (GFB) Series O (a)	192,400	145,239
Grupo Modelo SA de CV Series C	63,200	145,102
Grupo Televisa SA de CV sponsored ADR (a)	4,165	126,824
Kimberly-Clark de Mexico SA de CV Series A	14,600	40,275
Organizacion Soriana SA Series B (a)	17,500	38,121
Telefonos de Mexico SA de CV Series L sponsored ADR	12,361	421,017
Transport Maritima Mexicana SA de CV sponsored ADR (a)	2,300	18,308
Tubos de Acero de Mexico SA sponsored ADR	2,100	19,740
TV Azteca SA de CV sponsored ADR	1,100	5,302
Wal-Mart de Mexico SA de CV Series C	79,200	170,819
TOTAL MEXICO		1,631,610
Peru - 2.2%
Compania de Minas Buenaventura SA sponsored ADR	3,388	68,641
Credicorp Ltd. (NY Shares)	1,600	12,960
TOTAL PERU		81,601
United Kingdom - 0.6%
Antofagasta PLC	3,800	23,778
Common Stocks - continued
	Shares	Value (Note 1)
Venezuela - 1.1%
Compania Anonima Nacional Telefono de Venezuela sponsored ADR	1,800	$ 40,680
TOTAL COMMON STOCKS (Cost $3,975,832)		3,639,026
Money Market Funds - 2.4%

Fidelity Cash Central Fund, 2.81% (b) (Cost $91,383)	91,383	91,383
Cash Equivalents - 1.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 2.58%, dated 10/31/01 due 11/1/01 (Cost $43,000)	$ 43,003	43,000
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $4,110,215)		3,773,409
NET OTHER ASSETS - 0.1%		2,560
NET ASSETS - 100%		$ 3,775,969
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,795,540 and $6,700,215.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10 for the period.
Income Tax Information

At October 31, 2001, the aggregate
cost of investment securities for income tax purposes was $4,142,059. Net unrealized depreciation aggregated $368,650, of which $433,283 related to appreciated investment securities and $801,933 related to depreciated investment securities.

The fund hereby designates approximately $33,000 as a 20%-rate capital gain dividend for the purpose of the dividend paid deduction.
At October 31, 2001, the fund had a capital loss carryforward of approximately $842,000 all of which will expire on October 31, 2009.

Annual Report

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (including repurchase agreements of $43,000) (cost $4,110,215) - See accompanying schedule		$ 3,773,409
Cash		414
Foreign currency held at value (cost $104)		104
Receivable for investments sold		50,539
Receivable for fund shares sold		1,510
Dividends receivable		1,697
Interest receivable		283
Receivable from investment adviser for expense reductions		13,341
Total assets		3,841,297
Liabilities
Payable for investments purchased	$ 36,479
Payable for fund shares redeemed	1,532
Distribution fees payable	2,045
Other payables and accrued expenses	25,272
Total liabilities		65,328
Net Assets		$ 3,775,969
Net Assets consist of:
Paid in capital		$ 4,961,444
Undistributed net investment income		30,045
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(878,608)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(336,912)
Net Assets		$ 3,775,969

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($546,022 ÷ 56,760 shares)	$9.62
Maximum offering price per share (100/94.25 of $9.62)	$10.21
Class T: Net Asset Value and redemption price per share ($1,123,541 ÷ 117,446 shares)	$9.57
Maximum offering price per share (100/96.50 of $9.57)	$9.92
Class B: Net Asset Value and offering price per share ($1,002,773 ÷ 106,279 shares) A	$9.44
Class C: Net Asset Value and offering price per share ($759,379 ÷ 80,567 shares) A	$9.43
Institutional Class: Net Asset Value, offering price and redemption price per share ($344,254 ÷ 35,512 shares)	$9.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 157,045
Special dividend from Companhia Siderurgica Nacional ADR		29,655
Interest		8,855
		195,555
Less foreign taxes withheld		(17,786)
Total income		177,769
Expenses
Management fee	$ 39,608
Transfer agent fees	30,116
Distribution fees	35,123
Accounting fees and expenses	61,448
Non-interested trustees' compensation	20
Custodian fees and expenses	21,175
Registration fees	66,504
Audit	28,133
Legal	89
Reports to shareholders	9,493
Foreign tax expenses	6,056
Miscellaneous	85
Total expenses before reductions	297,850
Expense reductions	(164,753)	133,097
Net investment income		44,672
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(875,695)
Foreign currency transactions	(10,233)	(885,928)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(774,604)
Assets and liabilities in foreign currencies	61	(774,543)
Net gain (loss)		(1,660,471)
Net increase (decrease) in net assets resulting from operations		$ (1,615,799)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ 44,672	$ (59,810)
Net realized gain (loss)	(885,928)	52,228
Change in net unrealized appreciation (depreciation)	(774,543)	181,257
Net increase (decrease) in net assets resulting from operations	(1,615,799)	173,675
Distributions to shareholders from net realized gains	(37,346)	-
Share transactions - net increase (decrease)	(881,117)	2,224,797
Total increase (decrease) in net assets	(2,534,262)	2,398,472
Net Assets
Beginning of period	6,310,231	3,911,759
End of period (including undistributed net investment income of $30,045 and $0, respectively)	$ 3,775,969	$ 6,310,231

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.26	$ 11.64	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.14 H	(.07)	.05
Net realized and unrealized gain (loss)	(3.70)	1.69	1.59
Total from investment operations	(3.56)	1.62	1.64
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.62	$ 13.26	$ 11.64
Total Return B, C, D	(26.97)%	13.92%	16.40%
Ratios to Average Net Assets G
Expenses before expense reductions	4.96%	3.95%	8.60% A
Expenses net of voluntary waivers, if any	2.11%	2.06%	2.01% A
Expenses net of all reductions	2.05%	2.04%	1.99% A
Net investment income	1.22%	(.50)%	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 546	$ 921	$ 756
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.21	$ 11.62	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.11 H	(.11)	.02
Net realized and unrealized gain (loss)	(3.67)	1.70	1.60
Total from investment operations	(3.56)	1.59	1.62
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.57	$ 13.21	$ 11.62
Total Return B, C, D	(27.07)%	13.68%	16.20%
Ratios to Average Net Assets G
Expenses before expense reductions	5.48%	4.26%	8.92% A
Expenses net of voluntary waivers, if any	2.36%	2.32%	2.26% A
Expenses net of all reductions	2.30%	2.30%	2.24% A
Net investment income	.97%	(.75)%	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,124	$ 2,041	$ 1,065
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.08	$ 11.58	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.05 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(3.61)	1.68	1.60
Total from investment operations	(3.56)	1.50	1.58
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.44	$ 13.08	$ 11.58
Total Return B, C, D	(27.34)%	12.95%	15.80%
Ratios to Average Net Assets G
Expenses before expense reductions	5.81%	4.78%	9.44% A
Expenses net of voluntary waivers, if any	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.80%	2.80%	2.74% A
Net investment income	.46%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,003	$ 1,659	$ 912
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 13.07	$ 11.57	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06 H	(.18)	(.02)
Net realized and unrealized gain (loss)	(3.62)	1.68	1.59
Total from investment operations	(3.56)	1.50	1.57
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.43	$ 13.07	$ 11.57
Total Return B, C, D	(27.36)%	12.96%	15.70%
Ratios to Average Net Assets G
Expenses before expense reductions	5.82%	4.76%	9.42% A
Expenses net of voluntary waivers, if any	2.86%	2.82%	2.76% A
Expenses net of all reductions	2.79%	2.80%	2.74% A
Net investment income	.47%	(1.25)%	(.25)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 759	$ 1,165	$ 708
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 21, 1998 (commencement of operations) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.32	$ 11.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17 G	(.04)	.07
Net realized and unrealized gain (loss)	(3.72)	1.69	1.60
Total from investment operations	(3.55)	1.65	1.67
Less Distributions
From net realized gain	(.08)	-	-
Net asset value, end of period	$ 9.69	$ 13.32	$ 11.67
Total Return B, C	(26.77)%	14.14%	16.70%
Ratios to Average Net Assets F
Expenses before expense reductions	4.54%	3.56%	8.32% A
Expenses net of voluntary waivers, if any	1.86%	1.81%	1.76% A
Expenses net of all reductions	1.80%	1.79%	1.74% A
Net investment income	1.46%	(.25)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 344	$ 524	$ 472
Portfolio turnover rate	111%	52%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 21, 1998 (commencement of operations) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Investment income per share reflects a special dividend which amounted to $.06 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Latin America Fund(the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,152	$ 996
Class T	.25%	.25%	8,282	1,659
Class B	.75%	.25%	14,550	11,766
Class C	.75%	.25%	10,139	6,247
			$ 35,123	$ 20,668

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of
Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 2,982	$ 1,906
Class T	3,952	674
Class B	4,423	4,423*
Class C	336	336*
	$ 11,693	$ 7,339

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,763.44
Class T	11,748.71
Class B	7,826.54
Class C	5,551.55
Institutional Class	1,228.27
	$ 30,116

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $8,521 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 24,563
Class T	2.25%	51,720
Class B	2.75%	42,890
Class C	2.75%	30,061
Institutional Class	1.75%	12,144
		$ 161,378

Certain security trades were directed to brokers who paid $3,375 of the fund's expenses.

7. Other Information.

At the end of the period, FMR or its affiliates held 33% of the total outstanding shares of the fund.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended October 31,
	2001	2000
From net realized gain
Class A	$ 5,427	$ -
Class T	11,357	-
Class B	10,092	-
Class C	7,322	-
Institutional Class	3,148	-
Total	$ 37,346	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	30,413	38,689	$ 380,555	$ 580,476
Reinvestment of distributions	448	-	5,407	-
Shares redeemed	(43,556)	(34,125)	(503,340)	(491,740)
Net increase (decrease)	(12,695)	4,564	$ (117,378)	$ 88,736
Class T Shares sold	34,478	136,912	$ 427,493	$ 2,067,473
Reinvestment of distributions	906	-	10,908	-
Shares redeemed	(72,443)	(73,981)	(860,246)	(1,109,302)
Net increase (decrease)	(37,059)	62,931	$ (421,845)	$ 958,171
Class B Shares sold	32,346	90,656	$ 404,600	$ 1,339,079
Reinvestment of distributions	768	-	9,154	-
Shares redeemed	(53,622)	(42,640)	(626,031)	(605,663)
Net increase (decrease)	(20,508)	48,016	$ (212,277)	$ 733,416
Class C Shares sold	36,367	60,119	$ 438,911	$ 913,707
Reinvestment of distributions	572	-	6,806	-
Shares redeemed	(45,516)	(32,146)	(528,067)	(452,494)
Net increase (decrease)	(8,577)	27,973	$ (82,350)	$ 461,213
Institutional Class Shares sold	673	1,218	$ 8,041	$ 18,000
Reinvestment of distributions	256	-	3,107	-
Shares redeemed	(4,764)	(2,287)	(58,415)	(34,739)
Net increase (decrease)	(3,835)	(1,069)	$ (47,267)	$ (16,739)

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Latin America Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Latin America Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 10, 2001

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors
(U.K.) Limited

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles*

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stravopoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ALAFI-ANN-1201 150265
1.728720.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent Accountants	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on June 16, 1999. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity® Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity ® Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class A's returns, prior to June 16, 1999, may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	-25.55%	-39.08%	-29.58%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	-29.83%	-42.58%	-33.63%
MSCI® AC Asia Free ex Japan	-24.84%	-52.02%	-45.54%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital InternationalSM  AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL A	-25.55%	-9.44%	-4.51%
Fidelity Adv Emerging Asia - CL A (incl. 5.75% sales charge)	-29.83%	-10.50%	-5.25%
MSCI AC Asia Free ex Japan	-24.84%	-13.66%	-7.68%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class A on March 25, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $6,637 - a 33.63% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $5,446 - a 45.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on June 16, 1999. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns, prior to June 16, 1999, may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	-25.80%	-39.48%	-30.04%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	-28.39%	-41.59%	-32.49%
MSCI AC Asia Free ex Japan	-24.84%	-52.02%	-45.54%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL T	-25.80%	-9.55%	-4.59%
Fidelity Adv Emerging Asia - CL T (incl. 3.50% sales charge)	-28.39%	-10.20%	-5.03%
MSCI AC Asia Free ex Japan	-24.84%	-13.66%	-7.68%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $6,751 - a 32.49% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $5,446 - a 45.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 16, 1999. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class B's returns, prior to June 16, 1999, may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past 5 year and life of fund total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	-26.17%	-40.28%	-30.97%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	-29.86%	-41.40%	-30.97%
MSCI AC Asia Free ex Japan	-24.84%	-52.02%	-45.54%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL B	-26.17%	-9.79%	-4.75%
Fidelity Adv Emerging Asia - CL B (incl. contingent deferred sales charge)	-29.86%	-10.14%	-4.75%
MSCI AC Asia Free ex Japan	-24.84%	-13.66%	-7.68%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class B on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment, would have been $6,903 - a 30.97% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $5,446 - a 45.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Emerging Asia Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on June 16, 1999. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999, may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past 5 year and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	-26.15%	-40.21%	-30.89%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	-26.89%	-40.21%	-30.89%
MSCI AC Asia Free ex Japan	-24.84%	-52.02%	-45.54%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - CL C	-26.15%	-9.77%	-4.74%
Fidelity Adv Emerging Asia - CL C (incl. contingent deferred sales charge)	-26.89%	-9.77%	-4.74%
MSCI AC Asia Free ex Japan	-24.84%	-13.66%	-7.68%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class C on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $6,911 - a 30.89% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $5,446 - a 45.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A slowing global economy and weak corporate profits in the technology, media and telecommunications (TMT) sectors resulted in disappointing performance for emerging Asian equity markets during the 12-month period that ended October 31, 2001. In that time, the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index - an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. Interestingly, a primary benchmark of U.S. stock market performance - the Standard & Poor's 500SM Index - had a remarkably similar decline of 24.90% during the same period. As significant exporters to the U.S., many of the nations in the MSCI index, including Taiwan, Korea and Singapore, were negatively affected by an American economy poised on the brink of recession. Hong Kong, the largest component of the MSCI index and nearly 30% of its total weighting, was one of the worst detractors from performance, due primarily to the global collapse of the telecommunications sector. Taiwan, at roughly 16% of the index, also was one of its poorest performers. Already suffering a dramatic curtailment in its PC- and semiconductor-related exports, Taiwan was battered even further in September, first by the terrorist acts against the U.S. that resulted in a steep sell-off of Taiwanese shares, then by Typhoon Nari that hit the island only a few days later.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. During the 12 months that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -25.55%, -25.80%, -26.17% and -26.15%, respectively. This compares to a total return of -24.84% for the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index. Meanwhile, the Pacific region ex Japan funds average tracked by Lipper Inc. returned -22.80%.

Q. Why did the fund underperform the index?

A. This was due mostly to exposure to the technology sector in Taiwan and throughout the region. Although this sector had sporadic rebounds in the first half of the year, renewed signs of U.S. weakness and poor earnings visibility depressed tech's overall performance, particularly after the September 11 terrorist attack in the U.S. This caused further concerns about the timing of the U.S. recovery.

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Fund Talk: The Manager's Overview - continued

Q. What contributed to the fund's underperformance relative to its peers?

A. The fund's competitors generally had less exposure to the regional technology sector, which was one of the poorest performers during the period. Not only was the Taiwanese technology sector negatively affected by the September 11 attack, many of the technology stocks in India and Singapore also were hurt. Infosys Technologies, an Indian technology company specializing in software development, fell about 60% during the period. Underweighting some of the smaller Southeast Asian markets - notably Malaysia - that outperformed their North Asian counterparts during the year also detracted from returns.

Q. What specific sectors helped performance?

A. Positions in various non-benchmark Hong Kong stocks, including banking, oil and food stocks, were positive for fund performance. For example, Dao Heng Bank, based in Hong Kong, rose about 61% during the period in the midst of takeover pressures from a Singapore bank. Selective investments in India, particularly in pharmaceutical companies, also helped performance. These stocks are viewed as defensive holdings, and such positioning was beneficial, especially following the terrorist attack in the U.S. Dr. Reddy's Laboratories - one of India's top drugmakers - rose approximately 45% during the year. In addition, a number of South Korean stocks helped mitigate some of the losses in the portfolio during the period. In Korea, investing in domestic stocks, especially those that would benefit from a cyclical recovery, helped. Shinsegae, a department store, benefited from the improving domestic economy, rising by around 61% during the period. Kookmin Credit Card Company of Korea, which rose by about 22%, was another beneficiary of the country's improved economy, helped by domestic consumption and government retail banking restructuring.

Q. What would you highlight as disappointments for the fund in the past year?

A. The inability of the Taiwanese and regional tech sectors to perform this year was particularly disappointing. Following the major technology, media and telecommunications (TMT) correction that occurred in the previous year, Taiwanese technology companies seemed close to trough - or low point - valuation levels and well priced to benefit from any uptick in U.S. demand. However, despite this, earnings remained poor and the sector continued to be vulnerable. The outsourcing story also was a disappointment and proved negative for stocks in Hong Kong. Li & Fung, a leading regional outsourcing company, came under selling pressure after investors reacted negatively to a slight earnings disappointment. Investors were concerned about the slowing global economy and the effect that this would have on the export-orientated outsourcing companies. Li & Fung fell about 48% for the year. Selected Hong Kong telecom stocks also came under pressure. The stock price of Hutchison Whampoa, a Hong Kong conglomerate, fell by 34% amid increasing competition and concerns over the implementation of third-generation (3G) telecom licenses in Europe.

Q. What's your outlook for the Southeast Asian markets?

A. The recent events in the U.S. are expected to cloud local issues and affect investor sentiment. However, investor overreaction could present attractive buying opportunities for the long term. Fundamentally, Southeast Asian markets remain attractive on major valuation measures. In view of the low earnings visibility in the region, stock selection is key to long-term fund outperformance. Against this backdrop, I have focused more on companies with strong free cash flow generating capabilities and a solid management track record. Meanwhile, longer-term prospects for the region will hinge on the global growth momentum and on how well domestic economies can weather these periods of uncertainty.

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Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term capital appreciation through normally investing at least 80% of assets in securities of Asian emerging-markets issuers and other investments that are tied economically to Asian emerging markets

Start date: March 25, 1994
(Closed-End Fund)

Size: as of October 31, 2001, more than $25 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the impact of the September 11 terrorist attack on the U.S. on Southeast Asian markets.

"Although it is still too soon to understand the full implications of the terrorist attack on the U.S., we have already witnessed a period of intense market volatility. While the initial market reaction was a period of sharp fluctuation, the longer-term prospects continue to be driven by the corporate and economic fundamentals in the region. This pattern is consistent with other crises, including the Gulf War of 1990-91 and the Asian financial crisis in 1997-98. These events led to periods of intense volatility in the stock markets. However, when the fundamentals improve, stock markets tend to stabilize. Despite recent fluctuation, we have already witnessed a substantial rebound from the most recent lows.

"The markets typically react poorly to uncertainty, as does investor sentiment. Still, that scenario could present attractive buying opportunities for the long term. Fundamentally, the valuations of Southeast Asian markets remain undemanding - or relatively attractive - when compared to global peers on both a price-to-earnings and price-to-book basis. Asian markets continue to offer quality companies with strong management track records, sustainable earnings growth and sound financial positions."

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Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd.	6.3	6.5
Samsung Electronics Co. Ltd.	5.0	4.5
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0	4.2
China Mobile (Hong Kong) Ltd.	3.9	4.3
Hang Seng Bank Ltd.	3.8	1.8
SK Telecom Co. Ltd.	3.3	2.4
Cheung Kong Holdings Ltd.	3.1	3.4
Sun Hung Kai Properties Ltd.	2.7	3.6
United Microelectronics Corp.	2.4	2.1
United Overseas Bank Ltd.	1.7	1.3
	37.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.1	35.5
Information Technology	20.9	24.5
Telecommunication Services	11.2	11.3
Industrials	11.1	4.7
Consumer Discretionary	6.1	7.3
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 95.1%	Stocks 98.9%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
China - 0.4%
PetroChina Co. Ltd. (H Shares)	526,000	$ 99,133
Hong Kong - 28.6%
Cheung Kong Holdings Ltd.	94,000	795,400
China Mobile (Hong Kong) Ltd. (a)	324,500	987,778
CLP Holdings Ltd.	80,200	302,812
CNOOC Ltd.	222,000	217,735
Dah Sing Financial Holdings Ltd.	36,400	157,736
Dairy Farm International Holdings Ltd. (a)	202,300	123,403
Denway Motors Ltd.	290,000	96,669
Esprit Holdings Ltd.	118,000	124,054
Guoco Group Ltd.	24,500	161,766
Hang Seng Bank Ltd.	96,800	971,121
Hong Kong Electric Holdings Ltd.	18,000	68,309
Hong Kong Exchanges & Clearing Ltd.	64,000	85,745
Hutchison Whampoa Ltd.	197,000	1,597,499
Johnson Electric Holdings Ltd.	30,000	26,154
Legend Holdings Ltd.	228,000	95,733
Li & Fung Ltd.	130,000	124,169
Pacific Century CyberWorks Ltd. (a)	656,320	176,705
Sun Hung Kai Properties Ltd.	112,000	686,372
Swire Pacific Ltd. (A Shares)	56,000	234,056
Television Broadcasts Ltd.	42,000	123,849
Wing Hang Bank Ltd.	37,500	112,743
TOTAL HONG KONG		7,269,808
India - 9.8%
Cipla Ltd.	5,240	116,052
Dr. Reddy's Laboratories Ltd.	11,720	255,256
Grasim Industries Ltd.	11,180	66,057
Hero Honda Motors Ltd.	16,500	76,363
Hindalco Industries Ltd.	5,200	60,566
Hindustan Lever Ltd.	89,000	399,378
Housing Development Finance Corp. Ltd.	11,750	170,949
ICICI Bank Ltd. sponsored ADR	7,806	37,937
Infosys Technologies Ltd.	4,200	255,054
ITC Ltd.	12,430	177,941
Larsen & Toubro Ltd.	20,780	71,857
Ranbaxy Laboratories Ltd.	16,720	247,525
Reliance Industries Ltd.	49,470	263,276
Smithkline Beecham Consumer Healthcare Ltd.	6,600	52,536
State Bank of India	29,095	112,554
Sterlite Optical Technologies Ltd.	5,620	14,275
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Sun Pharmaceutical Industries Ltd.	5,680	$ 65,996
Videsh Sanchar Nigam Ltd.	8,670	41,570
TOTAL INDIA		2,485,142
Indonesia - 0.9%
Gudang Garam PT Perusahaan	46,500	39,952
PT Astra International Tbk (a)	231,500	39,228
PT Hanjaya Mandala Sampoerna Tbk	409,500	117,279
PT Telkomunikasi Indonesia Tbk	111,500	30,070
TOTAL INDONESIA		226,529
Korea (South) - 21.0%
Daelim Industrial Co.	11,900	102,316
H&CB	12,845	335,801
Hana Bank	10,690	83,218
Hite Brewery Co. Ltd.	2,000	72,812
Hyundai Industrial Development & Construction Co.	31,630	155,087
Hyundai Mobis	9,940	111,642
Hyundai Motor Co. Ltd.	18,920	304,830
Kookmin Bank	20,570	318,668
Kookmin Credit Card Co. Ltd. (a)	6,590	176,618
Korea Electric Power Corp.	24,690	390,144
Korea Telecom	5,110	198,257
Korea Tobacco & Ginseng Corp. unit (a)	7,310	54,167
LG Chemical Ltd.	9,450	117,118
LG Household & Health Care Ltd.	3,110	67,572
Pacific Corp.	1,770	123,393
Pohang Iron & Steel Co. Ltd.	3,850	265,414
Samsung Electronics Co. Ltd.	9,387	1,261,537
Samsung Securities Co. Ltd. (a)	7,850	204,003
Shinsegae Co. Ltd.	2,230	158,743
SK Telecom Co. Ltd.	4,340	825,306
TOTAL KOREA (SOUTH)		5,326,646
Malaysia - 5.7%
British American Tobacco (Malaysia) BHD	8,200	73,908
Commerce Asset Holding BHD	56,000	98,737
Malayan Banking BHD	171,300	320,061
Public Bank BHD (For. Reg.)	191,600	132,607
Resorts World BHD	38,000	52,000
Sime Darby BHD	110,000	126,211
Star Publications (Malaysia) BHD	92,000	106,526
Tanjong PLC	79,000	173,592
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	68,000	$ 156,579
Tenaga Nasional BHD	88,000	200,316
TOTAL MALAYSIA		1,440,537
Philippines - 0.6%
Bank of the Phillipene Island (BPI)	48,750	38,005
Manila Electric Co. Class B (a)	58,044	36,871
Philippine Long Distance Telephone Co.	10,000	73,147
TOTAL PHILIPPINES		148,023
Singapore - 9.7%
CapitaLand Ltd.	99,000	74,922
Chartered Semiconductor Manufacturing Ltd. (a)	77,000	147,793
Datacraft Asia Ltd.	47,800	154,872
DBS Group Holdings Ltd.	65,463	373,356
Great Eastern Holdings Ltd.	20,000	99,808
Oversea-Chinese Banking Corp. Ltd.	71,604	412,307
Sembcorp Logistics Ltd.	53,000	45,923
Singapore Airlines Ltd.	34,000	157,554
Singapore Press Holdings Ltd.	11,298	97,893
Singapore Technologies Engineering Ltd.	178,000	201,086
Singapore Telecom Ltd.	193,000	183,104
SMRT Corp. Ltd.	193,500	80,647
United Overseas Bank Ltd.	75,470	422,152
TOTAL SINGAPORE		2,451,417
Taiwan - 15.2%
Advanced Semiconductor Engineering, Inc.	192,000	97,391
Asustek Computer, Inc.	94,016	321,562
Bank Sinopac	179,333	72,253
Cathay Life Insurance Co. Ltd.	164,067	189,271
ChinaTrust Commercial Bank	121,733	61,749
Compal Electronics, Inc.	126,000	100,435
Delta Electronics, Inc.	82,750	91,385
Far Eastern Textile Ltd.	147,752	42,827
Hon Hai Precision Industries Co. Ltd.	91,800	340,591
MediaTek, Inc.	9,000	77,478
Nan Ya Plastics Corp.	260	139
Quanta Computer, Inc.	82,000	175,884
Siliconware Precision Industries Co. Ltd. (a)	326,033	169,159
Sunplus Technology Co. Ltd.	44,950	87,294
Taiwan Cellular Corp. (a)	52,808	54,033
Taiwan Semiconductor Manufacturing Co. Ltd.	712,075	1,259,031
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp.	728,560	$ 599,742
Winbond Electronics Corp.	372,945	120,532
TOTAL TAIWAN		3,860,756
Thailand - 1.7%
Advanced Info Service PCL (For. Reg.)	116,000	107,672
Bangkok Bank Ltd. PCL (For. Reg.) (a)	88,700	83,820
Land & House PCL (For. Reg.) (a)	43,000	32,219
PTT Exploration & Production PCL (For. Reg.)	46,800	103,104
Siam Cement PCL (For. Reg.) (a)	6,100	66,034
TelecomAsia Corp. PCL (a)	100	20
TelecomAsia Corp. PCL rights 4/30/08	190,863	0
Thai Farmers Bank PCL (For. Reg.) (a)	123,000	46,080
TOTAL THAILAND		438,949
United Kingdom - 1.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	34,976	384,806
TOTAL COMMON STOCKS (Cost $25,634,939)		24,131,746
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 2.81% (b) (Cost $637,870)	637,870	637,870
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $26,272,809)		24,769,616
NET OTHER ASSETS - 2.4%		610,527
NET ASSETS - 100%		$ 25,380,143
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $20,551,506 and $27,104,114, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $26,591,050. Net unrealized depreciation aggregated $1,821,434, of which $4,575,866 related to appreciated investment securities and $6,397,300 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $8,364,000 of which $3,098,000 and $5,266,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $26,272,809) - See accompanying schedule		$ 24,769,616
Cash		16,660
Foreign currency held at value (cost $544,277)		545,822
Receivable for investments sold		59,621
Receivable for fund shares sold		22,276
Dividends receivable		6,534
Interest receivable		1,705
Other receivables		304,965
Total assets		25,727,199
Liabilities
Payable for investments purchased	$ 181,012
Payable for fund shares redeemed	53,690
Accrued management fee	10,125
Distribution fees payable	7,923
Other payables and accrued expenses	94,306
Total liabilities		347,056
Net Assets		$ 25,380,143
Net Assets consist of:
Paid in capital		$ 35,634,152
Accumulated net investment (loss)		(86,685)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,647,427)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,519,897)
Net Assets		$ 25,380,143

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,151,266 ÷ 1,984,340 shares)	$9.15
Maximum offering price per share (100/94.25 of $9.15)	$9.71
Class T: Net Asset Value and redemption price per share ($2,841,514 ÷ 312,563 shares)	$9.09
Maximum offering price per share (100/96.50 of $9.09)	$9.42
Class B: Net Asset Value and offering price per share ($2,466,416 ÷ 274,818 shares) A	$8.97
Class C: Net Asset Value and offering price per share ($1,263,201 ÷ 140,640 shares) A	$8.98
Institutional Class: Net Asset Value, offering price and redemption price per share ($657,746 ÷ 71,437 shares)	$9.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 637,916
Interest		49,256
Security lending		156
		687,328
Less foreign taxes withheld		(98,575)
Total income		588,753
Expenses
Management fee	$ 251,706
Transfer agent fees	141,727
Distribution fees	130,474
Accounting and security lending fees	61,824
Non-interested trustees' compensation	129
Custodian fees and expenses	133,222
Registration fees	67,273
Audit	102,227
Legal	30,083
Miscellaneous	47,288
Total expenses before reductions	965,953
Expense reductions	(241,764)	724,189
Net investment income (loss)		(135,436)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,842,677)
Foreign currency transactions	(51,313)	(4,893,990)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,260,891)
Assets and liabilities in foreign currencies	(15,639)	(4,276,530)
Net gain (loss)		(9,170,520)
Net increase (decrease) in net assets resulting from operations		$ (9,305,956)
See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (135,436)	$ (524,562)
Net realized gain (loss)	(4,893,990)	5,586,018
Change in net unrealized appreciation (depreciation)	(4,276,530)	(14,992,687)
Net increase (decrease) in net assets resulting from operations	(9,305,956)	(9,931,231)
Share transactions - net increase (decrease)	(8,175,474)	(32,866,520)
Total increase (decrease) in net assets	(17,481,430)	(42,797,751)
Net Assets
Beginning of period	42,861,573	85,659,324
End of period (including accumulated net investment loss of $86,685 and $57,141, respectively)	$ 25,380,143	$ 42,861,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 G	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 15.01	$ 9.61	$ 11.59	$ 15.94
Income from Investment Operations
Net investment income (loss) C	(.03)	(.12)	(.03)	.03	.01
Net realized and unrealized gain (loss)	(3.11)	(2.60)	5.30	(1.73)	(3.94)
Total from investment operations	(3.14)	(2.72)	5.27	(1.70)	(3.93)
Less Distributions
From net investment income	-	-	-	(.07)	(.01)
In excess of net investment income	-	-	-	(.03)	-
From net realized gain	-	-	-	(.13)	(.41)
In excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.29)	(.42)
Redemption fees added to paid in capital	-	-	.13	.01 F	- E
Net asset value, end of period	$ 9.15	$ 12.29	$ 15.01	$ 9.61	$ 11.59
Total Return A, B	(25.55)%	(18.12)%	56.19%	(14.43)%	(25.23)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.56%	1.98%	2.04%	2.57%	1.72%
Expenses net of voluntary waivers, if any	2.00%	1.98%	2.04%	2.57%	1.72%
Expenses net of all reductions	1.97%	1.96%	2.03%	2.54%	1.71%
Net investment income (loss)	(.26)%	(.69)%	(.22)%	.30%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,151	$ 31,386	$ 82,492	$ 65,751	$ 88,102
Portfolio turnover rate	62%	96%	62%	42%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E The fund incurred expenses of $.01 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

F The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

G Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	(3.10)	(2.62)	.34 H
Total from investment operations	(3.16)	(2.76)	.47
Redemption fees added to paid in capital	-	-	.10 H
Net asset value, end of period	$ 9.09	$ 12.25	$ 15.01
Total Return B, C, D	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.22%	2.15%	2.25% A
Net investment income (loss)	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	(3.07)	(2.59)	.37H
Total from investment operations	(3.18)	(2.83)	.45
Redemption fees added to paid in capital	-	-	.09 H
Net asset value, end of period	$ 8.97	$ 12.15	$ 14.98
Total Return B, C, D	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.72%	2.75%	2.75% A
Net investment income (loss)	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	(3.07)	(2.58)	.38 H
Total from investment operations	(3.18)	(2.81)	.42
Redemption fees added to paid in capital	-	-	.11 H
Net asset value, end of period	$ 8.98	$ 12.16	$ 14.97
Total Return B, C, D	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.72%	2.66%	2.75% A
Net investment income (loss)	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.00	(.03)	.05
Net realized and unrealized gain (loss)	(3.13)	(2.66)	.40 G
Total from investment operations	(3.13)	(2.69)	.45
Redemption fees added to paid in capital	-	-	.14 G
Net asset value, end of period	$ 9.21	$ 12.34	$ 15.03
Total Return B, C	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.72%	1.42%	1.75% A
Net investment income (loss)	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 658	$ 1,523	$ 172
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,207	$ 8,283
Class T	.25%	.25%	19,130	79
Class B	.75%	.25%	31,238	23,447
Class C	.75%	.25%	18,899	8,727
			$ 130,474	$ 40,536

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 5,091	$ 2,529
Class T	9,096	2,808
Class B	13,680	13,680*
Class C	6,998	6,998*
	$ 34,865	$ 26,015

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 74,889.31
Class T	34,425.90
Class B	20,439.65
Class C	9,537.51
Institutional Class	2,437.20
	$ 141,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,506 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 138,094
Class T	2.25%	44,309
Class B	2.75%	28,515
Class C	2.75%	14,447
Institutional Class	1.75%	5,650
		$ 231,015

Certain security trades were directed to brokers who paid $10,749 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	1,537,807	1,912,449	$ 17,159,641	$ 29,597,357
Shares redeemed	(2,107,591)	(4,852,685)	(23,976,388)	(78,076,464)
Net increase (decrease)	(569,784)	(2,940,236)	$ (6,816,747)	$ (48,479,107)
Class T Shares sold	282,856	1,038,267	$ 3,253,947	$ 17,970,116
Shares redeemed	(310,378)	(791,822)	(3,504,692)	(12,268,997)
Net increase (decrease)	(27,522)	246,445	$ (250,745)	$ 5,701,119
Class B Shares sold	138,917	386,873	$ 1,546,686	$ 6,798,112
Shares redeemed	(165,559)	(150,617)	(1,853,887)	(2,546,582)
Net increase (decrease)	(26,642)	236,256	$ (307,201)	$ 4,251,530
Class C Shares sold	497,495	203,787	$ 6,062,875	$ 3,606,641
Shares redeemed	(531,530)	(70,124)	(6,355,238)	(1,157,683)
Net increase (decrease)	(34,035)	133,663	$ (292,363)	$ 2,448,958
Institutional Class Shares sold	123,492	576,464	$ 1,449,301	$ 10,570,991
Shares redeemed	(175,405)	(464,547)	(1,957,719)	(7,360,011)
Net increase (decrease)	(51,913)	111,917	$ (508,418)	$ 3,210,980

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 2001

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corp.

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEA-ANN-1201 150103
1.703376.104

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Accountants	30	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Emerging Asia Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on June 16, 1999. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between March 25, 1994 and June 16, 1999 are those of Fidelity® Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity ® Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	-25.36%	-38.68%	-29.12%
MSCI® AC Asia Free ex Japan	-24.84%	-52.02%	-45.54%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a *

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International SM AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 450 stocks traded in 11 Asian markets, excluding Japan. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Emerging Asia - Inst CL	-25.36%	-9.32%	-4.42%
MSCI AC Asia Free ex Japan	-24.84%	-13.66%	-7.68%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a *

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Institutional Class on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $7,088 - a 29.12% decrease on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $5,446 - a 45.54% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

Market Recap

A slowing global economy and weak corporate profits in the technology, media and telecommunications (TMT) sectors resulted in disappointing performance for emerging Asian equity markets during the 12-month period that ended October 31, 2001. In that time, the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index - an index of over 450 stocks traded in 11 emerging Asian markets, excluding Japan - fell 24.84%. Interestingly, a primary benchmark of U.S. stock market performance - the Standard & Poor's 500SM Index - had a remarkably similar decline of 24.90% during the same period. As significant exporters to the U.S., many of the nations in the MSCI index, including Taiwan, Korea and Singapore, were negatively affected by an American economy poised on the brink of recession. Hong Kong, the largest component of the MSCI index and nearly 30% of its total weighting, was one of the worst detractors from performance, due primarily to the global collapse of the telecommunications sector. Taiwan, at roughly 16% of the index, also was one of its poorest performers. Already suffering a dramatic curtailment in its PC- and semiconductor-related exports, Taiwan was battered even further in September, first by the terrorist acts against the U.S. that resulted in a steep sell-off of Taiwanese shares, then by Typhoon Nari that hit the island only a few days later.

(Portfolio Manager photograph)
An interview with Yosawadee Polcharoen, Portfolio Manager of Fidelity Advisor Emerging Asia Fund

Q. How did the fund perform, Yosawadee?

A. During the 12 months that ended October 31, 2001, the fund's Institutional Class shares returned -25.36%. This compares to a total return of -24.84% for the Morgan Stanley Capital International (MSCI) All Country Asia Free ex Japan Index. Meanwhile, the Pacific region ex Japan funds average tracked by Lipper Inc. returned -22.80%.

Q. Why did the fund underperform the index?

A. This was due mostly to exposure to the technology sector in Taiwan and throughout the region. Although this sector had sporadic rebounds in the first half of the year, renewed signs of U.S. weakness and poor earnings visibility depressed tech's overall performance, particularly after the September 11 terrorist attack in the U.S. This caused further concerns about the timing of the U.S. recovery.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What contributed to the fund's underperformance relative to its peers?

A. The fund's competitors generally had less exposure to the regional technology sector, which was one of the poorest performers during the period. Not only was the Taiwanese technology sector negatively affected by the September 11 attack, many of the technology stocks in India and Singapore also were hurt. Infosys Technologies, an Indian technology company specializing in software development, fell about 60% during the period. Underweighting some of the smaller Southeast Asian markets - notably Malaysia - that outperformed their North Asian counterparts during the year also detracted from returns.

Q. What specific sectors helped performance?

A. Positions in various non-benchmark Hong Kong stocks, including banking, oil and food stocks, were positive for fund performance. For example, Dao Heng Bank, based in Hong Kong, rose about 61% during the period in the midst of takeover pressures from a Singapore bank. Selective investments in India, particularly in pharmaceutical companies, also helped performance. These stocks are viewed as defensive holdings, and such positioning was beneficial, especially following the terrorist attack in the U.S. Dr. Reddy's Laboratories - one of India's top drugmakers - rose approximately 45% during the year. In addition, a number of South Korean stocks helped mitigate some of the losses in the portfolio during the period. In Korea, investing in domestic stocks, especially those that would benefit from a cyclical recovery, helped. Shinsegae, a department store, benefited from the improving domestic economy, rising by around 61% during the period. Kookmin Credit Card Company of Korea, which rose by about 22%, was another beneficiary of the country's improved economy, helped by domestic consumption and government retail banking restructuring.

Q. What would you highlight as disappointments for the fund in the past year?

A. The inability of the Taiwanese and regional tech sectors to perform this year was particularly disappointing. Following the major technology, media and telecommunications (TMT) correction that occurred in the previous year, Taiwanese technology companies seemed close to trough - or low point - valuation levels and well priced to benefit from any uptick in U.S. demand. However, despite this, earnings remained poor and the sector continued to be vulnerable. The outsourcing story also was a disappointment and proved negative for stocks in Hong Kong. Li & Fung, a leading regional outsourcing company, came under selling pressure after investors reacted negatively to a slight earnings disappointment. Investors were concerned about the slowing global economy and the effect that this would have on the export-orientated outsourcing companies. Li & Fung fell about 48% for the year. Selected Hong Kong telecom stocks also came under pressure. The stock price of Hutchison Whampoa, a Hong Kong conglomerate, fell by 34% amid increasing competition and concerns over the implementation of third-generation (3G) telecom licenses in Europe.

Q. What's your outlook for the Southeast Asian markets?

A. The recent events in the U.S. are expected to cloud local issues and affect investor sentiment. However, investor overreaction could present attractive buying opportunities for the long term. Fundamentally, Southeast Asian markets remain attractive on major valuation measures. In view of the low earnings visibility in the region, stock selection is key to long-term fund outperformance. Against this backdrop, I have focused more on companies with strong free cash flow generating capabilities and a solid management track record. Meanwhile, longer-term prospects for the region will hinge on the global growth momentum and on how well domestic economies can weather these periods of uncertainty.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term capital appreciation through normally investing at least 80% of assets in securities of Asian emerging-markets issuers and other investments that are tied economically to Asian emerging markets

Start date: March 25, 1994
(Closed-End Fund)

Size: as of October 31, 2001, more than $25 million

Manager: Yosawadee Polcharoen, since 1999; joined Fidelity in 1992

3

Yosawadee Polcharoen on the impact of the September 11 terrorist attack on the U.S. on Southeast Asian markets.

"Although it is still too soon to understand the full implications of the terrorist attack on the U.S., we have already witnessed a period of intense market volatility. While the initial market reaction was a period of sharp fluctuation, the longer-term prospects continue to be driven by the corporate and economic fundamentals in the region. This pattern is consistent with other crises, including the Gulf War of 1990-91 and the Asian financial crisis in 1997-98. These events led to periods of intense volatility in the stock markets. However, when the fundamentals improve, stock markets tend to stabilize. Despite recent fluctuation, we have already witnessed a substantial rebound from the most recent lows.

"The markets typically react poorly to uncertainty, as does investor sentiment. Still, that scenario could present attractive buying opportunities for the long term. Fundamentally, the valuations of Southeast Asian markets remain undemanding - or relatively attractive - when compared to global peers on both a price-to-earnings and price-to-book basis. Asian markets continue to offer quality companies with strong management track records, sustainable earnings growth and sound financial positions."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Hutchison Whampoa Ltd.	6.3	6.5
Samsung Electronics Co. Ltd.	5.0	4.5
Taiwan Semiconductor Manufacturing Co. Ltd.	5.0	4.2
China Mobile (Hong Kong) Ltd.	3.9	4.3
Hang Seng Bank Ltd.	3.8	1.8
SK Telecom Co. Ltd.	3.3	2.4
Cheung Kong Holdings Ltd.	3.1	3.4
Sun Hung Kai Properties Ltd.	2.7	3.6
United Microelectronics Corp.	2.4	2.1
United Overseas Bank Ltd.	1.7	1.3
	37.2
Top Five Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.1	35.5
Information Technology	20.9	24.5
Telecommunication Services	11.2	11.3
Industrials	11.1	4.7
Consumer Discretionary	6.1	7.3
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 95.1%	Stocks 98.9%
Short-Term Investments and Net Other Assets 4.9%	Short-Term Investments and Net Other Assets 1.1%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 95.1%
	Shares	Value (Note 1)
China - 0.4%
PetroChina Co. Ltd. (H Shares)	526,000	$ 99,133
Hong Kong - 28.6%
Cheung Kong Holdings Ltd.	94,000	795,400
China Mobile (Hong Kong) Ltd. (a)	324,500	987,778
CLP Holdings Ltd.	80,200	302,812
CNOOC Ltd.	222,000	217,735
Dah Sing Financial Holdings Ltd.	36,400	157,736
Dairy Farm International Holdings Ltd. (a)	202,300	123,403
Denway Motors Ltd.	290,000	96,669
Esprit Holdings Ltd.	118,000	124,054
Guoco Group Ltd.	24,500	161,766
Hang Seng Bank Ltd.	96,800	971,121
Hong Kong Electric Holdings Ltd.	18,000	68,309
Hong Kong Exchanges & Clearing Ltd.	64,000	85,745
Hutchison Whampoa Ltd.	197,000	1,597,499
Johnson Electric Holdings Ltd.	30,000	26,154
Legend Holdings Ltd.	228,000	95,733
Li & Fung Ltd.	130,000	124,169
Pacific Century CyberWorks Ltd. (a)	656,320	176,705
Sun Hung Kai Properties Ltd.	112,000	686,372
Swire Pacific Ltd. (A Shares)	56,000	234,056
Television Broadcasts Ltd.	42,000	123,849
Wing Hang Bank Ltd.	37,500	112,743
TOTAL HONG KONG		7,269,808
India - 9.8%
Cipla Ltd.	5,240	116,052
Dr. Reddy's Laboratories Ltd.	11,720	255,256
Grasim Industries Ltd.	11,180	66,057
Hero Honda Motors Ltd.	16,500	76,363
Hindalco Industries Ltd.	5,200	60,566
Hindustan Lever Ltd.	89,000	399,378
Housing Development Finance Corp. Ltd.	11,750	170,949
ICICI Bank Ltd. sponsored ADR	7,806	37,937
Infosys Technologies Ltd.	4,200	255,054
ITC Ltd.	12,430	177,941
Larsen & Toubro Ltd.	20,780	71,857
Ranbaxy Laboratories Ltd.	16,720	247,525
Reliance Industries Ltd.	49,470	263,276
Smithkline Beecham Consumer Healthcare Ltd.	6,600	52,536
State Bank of India	29,095	112,554
Sterlite Optical Technologies Ltd.	5,620	14,275
Common Stocks - continued
	Shares	Value (Note 1)
India - continued
Sun Pharmaceutical Industries Ltd.	5,680	$ 65,996
Videsh Sanchar Nigam Ltd.	8,670	41,570
TOTAL INDIA		2,485,142
Indonesia - 0.9%
Gudang Garam PT Perusahaan	46,500	39,952
PT Astra International Tbk (a)	231,500	39,228
PT Hanjaya Mandala Sampoerna Tbk	409,500	117,279
PT Telkomunikasi Indonesia Tbk	111,500	30,070
TOTAL INDONESIA		226,529
Korea (South) - 21.0%
Daelim Industrial Co.	11,900	102,316
H&CB	12,845	335,801
Hana Bank	10,690	83,218
Hite Brewery Co. Ltd.	2,000	72,812
Hyundai Industrial Development & Construction Co.	31,630	155,087
Hyundai Mobis	9,940	111,642
Hyundai Motor Co. Ltd.	18,920	304,830
Kookmin Bank	20,570	318,668
Kookmin Credit Card Co. Ltd. (a)	6,590	176,618
Korea Electric Power Corp.	24,690	390,144
Korea Telecom	5,110	198,257
Korea Tobacco & Ginseng Corp. unit (a)	7,310	54,167
LG Chemical Ltd.	9,450	117,118
LG Household & Health Care Ltd.	3,110	67,572
Pacific Corp.	1,770	123,393
Pohang Iron & Steel Co. Ltd.	3,850	265,414
Samsung Electronics Co. Ltd.	9,387	1,261,537
Samsung Securities Co. Ltd. (a)	7,850	204,003
Shinsegae Co. Ltd.	2,230	158,743
SK Telecom Co. Ltd.	4,340	825,306
TOTAL KOREA (SOUTH)		5,326,646
Malaysia - 5.7%
British American Tobacco (Malaysia) BHD	8,200	73,908
Commerce Asset Holding BHD	56,000	98,737
Malayan Banking BHD	171,300	320,061
Public Bank BHD (For. Reg.)	191,600	132,607
Resorts World BHD	38,000	52,000
Sime Darby BHD	110,000	126,211
Star Publications (Malaysia) BHD	92,000	106,526
Tanjong PLC	79,000	173,592
Common Stocks - continued
	Shares	Value (Note 1)
Malaysia - continued
Telekom Malaysia BHD	68,000	$ 156,579
Tenaga Nasional BHD	88,000	200,316
TOTAL MALAYSIA		1,440,537
Philippines - 0.6%
Bank of the Phillipene Island (BPI)	48,750	38,005
Manila Electric Co. Class B (a)	58,044	36,871
Philippine Long Distance Telephone Co.	10,000	73,147
TOTAL PHILIPPINES		148,023
Singapore - 9.7%
CapitaLand Ltd.	99,000	74,922
Chartered Semiconductor Manufacturing Ltd. (a)	77,000	147,793
Datacraft Asia Ltd.	47,800	154,872
DBS Group Holdings Ltd.	65,463	373,356
Great Eastern Holdings Ltd.	20,000	99,808
Oversea-Chinese Banking Corp. Ltd.	71,604	412,307
Sembcorp Logistics Ltd.	53,000	45,923
Singapore Airlines Ltd.	34,000	157,554
Singapore Press Holdings Ltd.	11,298	97,893
Singapore Technologies Engineering Ltd.	178,000	201,086
Singapore Telecom Ltd.	193,000	183,104
SMRT Corp. Ltd.	193,500	80,647
United Overseas Bank Ltd.	75,470	422,152
TOTAL SINGAPORE		2,451,417
Taiwan - 15.2%
Advanced Semiconductor Engineering, Inc.	192,000	97,391
Asustek Computer, Inc.	94,016	321,562
Bank Sinopac	179,333	72,253
Cathay Life Insurance Co. Ltd.	164,067	189,271
ChinaTrust Commercial Bank	121,733	61,749
Compal Electronics, Inc.	126,000	100,435
Delta Electronics, Inc.	82,750	91,385
Far Eastern Textile Ltd.	147,752	42,827
Hon Hai Precision Industries Co. Ltd.	91,800	340,591
MediaTek, Inc.	9,000	77,478
Nan Ya Plastics Corp.	260	139
Quanta Computer, Inc.	82,000	175,884
Siliconware Precision Industries Co. Ltd. (a)	326,033	169,159
Sunplus Technology Co. Ltd.	44,950	87,294
Taiwan Cellular Corp. (a)	52,808	54,033
Taiwan Semiconductor Manufacturing Co. Ltd.	712,075	1,259,031
Common Stocks - continued
	Shares	Value (Note 1)
Taiwan - continued
United Microelectronics Corp.	728,560	$ 599,742
Winbond Electronics Corp.	372,945	120,532
TOTAL TAIWAN		3,860,756
Thailand - 1.7%
Advanced Info Service PCL (For. Reg.)	116,000	107,672
Bangkok Bank Ltd. PCL (For. Reg.) (a)	88,700	83,820
Land & House PCL (For. Reg.) (a)	43,000	32,219
PTT Exploration & Production PCL (For. Reg.)	46,800	103,104
Siam Cement PCL (For. Reg.) (a)	6,100	66,034
TelecomAsia Corp. PCL (a)	100	20
TelecomAsia Corp. PCL rights 4/30/08	190,863	0
Thai Farmers Bank PCL (For. Reg.) (a)	123,000	46,080
TOTAL THAILAND		438,949
United Kingdom - 1.5%
HSBC Holdings PLC (Hong Kong) (Reg.)	34,976	384,806
TOTAL COMMON STOCKS (Cost $25,634,939)		24,131,746
Money Market Funds - 2.5%

Fidelity Cash Central Fund, 2.81% (b) (Cost $637,870)	637,870	637,870
TOTAL INVESTMENT PORTFOLIO - 97.6% (Cost $26,272,809)		24,769,616
NET OTHER ASSETS - 2.4%		610,527
NET ASSETS - 100%		$ 25,380,143
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $20,551,506 and $27,104,114, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost of investment securities for income tax purposes was $26,591,050. Net unrealized depreciation aggregated $1,821,434, of which $4,575,866 related to appreciated investment securities and $6,397,300 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $8,364,000 of which $3,098,000 and $5,266,000 will expire on October 31, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $26,272,809) - See accompanying schedule		$ 24,769,616
Cash		16,660
Foreign currency held at value (cost $544,277)		545,822
Receivable for investments sold		59,621
Receivable for fund shares sold		22,276
Dividends receivable		6,534
Interest receivable		1,705
Other receivables		304,965
Total assets		25,727,199
Liabilities
Payable for investments purchased	$ 181,012
Payable for fund shares redeemed	53,690
Accrued management fee	10,125
Distribution fees payable	7,923
Other payables and accrued expenses	94,306
Total liabilities		347,056
Net Assets		$ 25,380,143
Net Assets consist of:
Paid in capital		$ 35,634,152
Accumulated net investment (loss)		(86,685)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(8,647,427)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,519,897)
Net Assets		$ 25,380,143

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($18,151,266 ÷ 1,984,340 shares)	$9.15
Maximum offering price per share (100/94.25 of $9.15)	$9.71
Class T: Net Asset Value and redemption price per share ($2,841,514 ÷ 312,563 shares)	$9.09
Maximum offering price per share (100/96.50 of $9.09)	$9.42
Class B: Net Asset Value and offering price per share ($2,466,416 ÷ 274,818 shares) A	$8.97
Class C: Net Asset Value and offering price per share ($1,263,201 ÷ 140,640 shares) A	$8.98
Institutional Class: Net Asset Value, offering price and redemption price per share ($657,746 ÷ 71,437 shares)	$9.21

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 637,916
Interest		49,256
Security lending		156
		687,328
Less foreign taxes withheld		(98,575)
Total income		588,753
Expenses
Management fee	$ 251,706
Transfer agent fees	141,727
Distribution fees	130,474
Accounting and security lending fees	61,824
Non-interested trustees' compensation	129
Custodian fees and expenses	133,222
Registration fees	67,273
Audit	102,227
Legal	30,083
Miscellaneous	47,288
Total expenses before reductions	965,953
Expense reductions	(241,764)	724,189
Net investment income (loss)		(135,436)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(4,842,677)
Foreign currency transactions	(51,313)	(4,893,990)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(4,260,891)
Assets and liabilities in foreign currencies	(15,639)	(4,276,530)
Net gain (loss)		(9,170,520)
Net increase (decrease) in net assets resulting from operations		$ (9,305,956)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	Year ended October 31, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (135,436)	$ (524,562)
Net realized gain (loss)	(4,893,990)	5,586,018
Change in net unrealized appreciation (depreciation)	(4,276,530)	(14,992,687)
Net increase (decrease) in net assets resulting from operations	(9,305,956)	(9,931,231)
Share transactions - net increase (decrease)	(8,175,474)	(32,866,520)
Total increase (decrease) in net assets	(17,481,430)	(42,797,751)
Net Assets
Beginning of period	42,861,573	85,659,324
End of period (including accumulated net investment loss of $86,685 and $57,141, respectively)	$ 25,380,143	$ 42,861,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2001	2000	1999 G	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 12.29	$ 15.01	$ 9.61	$ 11.59	$ 15.94
Income from Investment Operations
Net investment income (loss) C	(.03)	(.12)	(.03)	.03	.01
Net realized and unrealized gain (loss)	(3.11)	(2.60)	5.30	(1.73)	(3.94)
Total from investment operations	(3.14)	(2.72)	5.27	(1.70)	(3.93)
Less Distributions
From net investment income	-	-	-	(.07)	(.01)
In excess of net investment income	-	-	-	(.03)	-
From net realized gain	-	-	-	(.13)	(.41)
In excess of net realized gain	-	-	-	(.06)	-
Total distributions	-	-	-	(.29)	(.42)
Redemption fees added to paid in capital	-	-	.13	.01 F	- E
Net asset value, end of period	$ 9.15	$ 12.29	$ 15.01	$ 9.61	$ 11.59
Total Return A, B	(25.55)%	(18.12)%	56.19%	(14.43)%	(25.23)%
Ratios to Average Net Assets D
Expenses before expense reductions	2.56%	1.98%	2.04%	2.57%	1.72%
Expenses net of voluntary waivers, if any	2.00%	1.98%	2.04%	2.57%	1.72%
Expenses net of all reductions	1.97%	1.96%	2.03%	2.54%	1.71%
Net investment income (loss)	(.26)%	(.69)%	(.22)%	.30%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,151	$ 31,386	$ 82,492	$ 65,751	$ 88,102
Portfolio turnover rate	62%	96%	62%	42%	55%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

E The fund incurred expenses of $.01 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

F The fund incurred expenses of $.005 per share in connection with its tender offer which were offset by redemption fees collected as part of the tender offer.

G Prior to June 16, 1999, the fund operated as a closed-end management company. Shares of the fund existing at the time of its conversion to an open-ended management investment company were exchanged for Class A shares.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.25	$ 15.01	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.06)	(.14)	.13
Net realized and unrealized gain (loss)	(3.10)	(2.62)	.34 H
Total from investment operations	(3.16)	(2.76)	.47
Redemption fees added to paid in capital	-	-	.10 H
Net asset value, end of period	$ 9.09	$ 12.25	$ 15.01
Total Return B, C, D	(25.80)%	(18.39)%	3.95%
Ratios to Average Net Assets G
Expenses before expense reductions	3.41%	2.17%	2.50% A
Expenses net of voluntary waivers, if any	2.25%	2.17%	2.25% A
Expenses net of all reductions	2.22%	2.15%	2.25% A
Net investment income (loss)	(.51)%	(.88)%	2.34% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,842	$ 4,165	$ 1,405
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.15	$ 14.98	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.11)	(.24)	.08
Net realized and unrealized gain (loss)	(3.07)	(2.59)	.37H
Total from investment operations	(3.18)	(2.83)	.45
Redemption fees added to paid in capital	-	-	.09 H
Net asset value, end of period	$ 8.97	$ 12.15	$ 14.98
Total Return B, C, D	(26.17)%	(18.89)%	3.74%
Ratios to Average Net Assets G
Expenses before expense reductions	3.66%	2.77%	3.19% A
Expenses net of voluntary waivers, if any	2.75%	2.77%	2.75% A
Expenses net of all reductions	2.72%	2.75%	2.75% A
Net investment income (loss)	(1.01)%	(1.48)%	1.38% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,466	$ 3,664	$ 977
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.16	$ 14.97	$ 14.44
Income from Investment Operations
Net investment income (loss) E	(.11)	(.23)	.04
Net realized and unrealized gain (loss)	(3.07)	(2.58)	.38 H
Total from investment operations	(3.18)	(2.81)	.42
Redemption fees added to paid in capital	-	-	.11 H
Net asset value, end of period	$ 8.98	$ 12.16	$ 14.97
Total Return B, C, D	(26.15)%	(18.77)%	3.67%
Ratios to Average Net Assets G
Expenses before expense reductions	3.52%	2.68%	3.00% A
Expenses net of voluntary waivers, if any	2.75%	2.68%	2.75% A
Expenses net of all reductions	2.72%	2.66%	2.75% A
Net investment income (loss)	(1.01)%	(1.40)%	.75% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,263	$ 2,124	$ 614
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.34	$ 15.03	$ 14.44
Income from Investment Operations
Net investment income (loss) D	.00	(.03)	.05
Net realized and unrealized gain (loss)	(3.13)	(2.66)	.40 G
Total from investment operations	(3.13)	(2.69)	.45
Redemption fees added to paid in capital	-	-	.14 G
Net asset value, end of period	$ 9.21	$ 12.34	$ 15.03
Total Return B, C	(25.36)%	(17.90)%	4.09%
Ratios to Average Net Assets F
Expenses before expense reductions	2.20%	1.45%	1.97% A
Expenses net of voluntary waivers, if any	1.75%	1.45%	1.75% A
Expenses net of all reductions	1.72%	1.42%	1.75% A
Net investment income (loss)	(.01)%	(.16)%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 658	$ 1,523	$ 172
Portfolio turnover rate	62%	96%	62%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 16, 1999 (commencement of sale of shares) to October 31, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per-share amounts have been reclassified to reflect redemption fees on a class level.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .45% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .73% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 61,207	$ 8,283
Class T	.25%	.25%	19,130	79
Class B	.75%	.25%	31,238	23,447
Class C	.75%	.25%	18,899	8,727
			$ 130,474	$ 40,536

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 5,091	$ 2,529
Class T	9,096	2,808
Class B	13,680	13,680*
Class C	6,998	6,998*
	$ 34,865	$ 26,015

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 74,889.31
Class T	34,425.90
Class B	20,439.65
Class C	9,537.51
Institutional Class	2,437.20
	$ 141,727

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $40,506 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.00%	$ 138,094
Class T	2.25%	44,309
Class B	2.75%	28,515
Class C	2.75%	14,447
Institutional Class	1.75%	5,650
		$ 231,015

Certain security trades were directed to brokers who paid $10,749 of the fund's expenses.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended October 31,	Year ended October 31,	Year ended October 31,	Year ended October 31,
	2001	2000	2001	2000
Class A Shares sold	1,537,807	1,912,449	$ 17,159,641	$ 29,597,357
Shares redeemed	(2,107,591)	(4,852,685)	(23,976,388)	(78,076,464)
Net increase (decrease)	(569,784)	(2,940,236)	$ (6,816,747)	$ (48,479,107)
Class T Shares sold	282,856	1,038,267	$ 3,253,947	$ 17,970,116
Shares redeemed	(310,378)	(791,822)	(3,504,692)	(12,268,997)
Net increase (decrease)	(27,522)	246,445	$ (250,745)	$ 5,701,119
Class B Shares sold	138,917	386,873	$ 1,546,686	$ 6,798,112
Shares redeemed	(165,559)	(150,617)	(1,853,887)	(2,546,582)
Net increase (decrease)	(26,642)	236,256	$ (307,201)	$ 4,251,530
Class C Shares sold	497,495	203,787	$ 6,062,875	$ 3,606,641
Shares redeemed	(531,530)	(70,124)	(6,355,238)	(1,157,683)
Net increase (decrease)	(34,035)	133,663	$ (292,363)	$ 2,448,958
Institutional Class Shares sold	123,492	576,464	$ 1,449,301	$ 10,570,991
Shares redeemed	(175,405)	(464,547)	(1,957,719)	(7,360,011)
Net increase (decrease)	(51,913)	111,917	$ (508,418)	$ 3,210,980

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 11, 2001

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International
Investment Advisors

Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corp.

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEAI-ANN-1201 150104
1.730185.102

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Korea
Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Report of Independent Accountants	36	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on July 3, 2000. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to Fidelity® Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class A's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-9.21%	-29.41%	-49.59%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-14.43%	-33.47%	-52.49%
KOSPI	-10.91%	-53.85%	-68.77%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class A's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL A	-9.21%	-6.73%	-9.32%
Fidelity Adv Korea - CL A (incl. 5.75% sales charge)	-14.43%	-7.83%	-10.09%
KOSPI	-10.91%	-14.33%	-15.32%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class A on October 31, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $4,751 - a 52.49% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,123 - a 68.77% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on July 3, 2000. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class T shares total expenses, including its 0.50% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class T's returns prior to July 3, 2000 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-9.50%	-29.73%	-49.81%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-12.67%	-32.19%	-51.57%
KOSPI	-10.91%	-53.85%	-68.77%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class T's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL T	-9.50%	-6.81%	-9.38%
Fidelity Adv Korea - CL T (incl. 3.50% sales charge)	-12.67%	-7.47%	-9.84%
KOSPI	-10.91%	-14.33%	-15.32%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class T on October 31, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 2001, the value of the investment would have been $4,843 - a 51.57% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,123 - a 68.77% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3, 2000. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class B shares' total expenses, including its 1.00% 12b-1 fee had been reflected in the Closed-End Fund's performance, Class B's returns, prior to July 3, 2000 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-10.05%	-30.26%	-50.19%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-14.55%	-31.57%	-50.19%
KOSPI	-10.91%	-53.85%	-68.77%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class B's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL B	-10.05%	-6.95%	-9.48%
Fidelity Adv Korea - CL B (incl. contingent deferred sales charge)	-14.55%	-7.31%	-9.48%
KOSPI	-10.91%	-14.33%	-15.32%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class B on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $4,981 - a 50.19% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,123 - a 68.77% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fidelity Advisor Korea Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on July 3, 2000. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 2000. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class C shares' total expenses, including its 1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to July 3, 2000 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five year and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-10.05%	-30.26%	-50.19%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-10.95%	-30.26%	-50.19%
KOSPI	-10.91%	-53.85%	-68.77%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Class C's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - CL C	-10.05%	-6.95%	-9.48%
Fidelity Adv Korea - CL C (incl. contingent deferred sales charge)	-10.95%	-6.95%	-9.48%
KOSPI	-10.91%	-14.33%	-15.32%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Class C on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $4,981 - a 50.19% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,123 - a 68.77% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund

Q. How did the fund perform, Hokeun?

A. The fund once again beat its benchmark in a difficult environment. For the 12 months that ended October 31, 2001, the fund's Class A, Class T, Class B and Class C shares returned -9.21%, -9.50%, -10.05% and -10.05%, respectively. During the same period, the Korea Composite Stock Price Index (KOSPI) returned -10.91%.

Q. Why did the fund beat its benchmark during the period?

A. An overweighting in and careful stock selection among stocks dependent primarily on the South Korean economy - especially high-quality banks and retailers - were two factors. Growth in the domestic economy held up fairly well - in the 2% to 3% range - despite a worldwide slowdown that saw U.S. growth decline by 1.1% in the third quarter of 2001. In addition, as the period progressed and the Korean won weakened against the U.S. dollar, I increased the fund's exposure to selected exporters, especially in the technology sector. A weaker won makes it more profitable for Korean companies to sell their goods and services in the U.S. because dollar-denominated revenues have a greater value when converted to Korean currency. Boosting our holdings of exporters proved to be a timely strategy, as a number of Korean technology stocks rallied strongly along with the rebounding NASDAQ Composite® Index in the final five weeks of the period. U.S. growth stocks were helped by the Federal Reserve Board's aggressive response to September 11, which included two 0.50 percentage-point reductions in short-term interest rates that brought the federal funds target rate to its lowest level since the Kennedy administration. Those two interventions increased the total number of Fed rate cuts since the beginning of 2001 to nine. By reducing borrowing costs for consumers and businesses, the U.S. central bank hoped to stimulate spending and get the economy growing again.(Portfolio Manager photograph)

Q. Did South Korea lower interest rates, as the Federal Reserve Board did in the U.S.?

A. Since the previous shareholder report six months ago, the South Korean government reduced short-term interest rates twice - both times by 0.25 percentage-points. At the end of the period, interest rates were around the 5.00% level. Falling interest rates tend to be especially good for banks, enabling them to pay less for funds borrowed from depositors. That was one of my reasons for overweighting banks relative to the index. However, like many other economies in the region, South Korea depends to a considerable extent on healthy demand from abroad. Therefore, interest-rate policy is not as important a factor here for stimulating overall economic growth as it is in the U.S.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What stocks did well for the fund?

A. The top contributor was Shinsegae, an operator of both department stores offering luxury items and discount stores selling bargain merchandise. Shinsegae is the dominant player in both categories and benefited from the comparatively strong domestic economy. Another positive contributor, Kookmin Bank, represented the fund's emphasis on banks for reasons I mentioned earlier and was one of three banks in our top-10 holdings at the end of the period. Recently the stock was trading at a price-to-book ratio of approximately 1.2, exceedingly cheap even by the Korean market's modest standards. Samsung Electronics - by far the fund's largest holding - was a third stock that aided performance, as it participated in the worldwide technology rally near the end of the period. The company continues to be the lowest-cost producer in its business lines, including DRAM (dynamic random access memory), viewer displays and cellular handsets.

Q. What holdings detracted from performance?

A. Korea Telecom struggled amid continuing uncertainty about when the worldwide telecommunications slump would end. However, the company's earnings were growing at close to 40% annually on the strength of its robust broadband business, and the stock was dirt cheap, in my opinion. Consequently, I maintained the fund's overweighted position relative to the KOSPI. Hyundai Electronics, recently renamed Hynix Semiconductor, was in the fund because I expected the financially troubled company to be bailed out by the government. Unfortunately, part of the bailout plan called for selling more stock, which could result in earnings dilution for current shareholders. I therefore liquidated the position. Korea Electric Power also hindered the fund's performance. I expected the stock to benefit from declining oil prices, but the slowing domestic economy and weaker won offset those benefits.

Q. What's your outlook, Hokeun?

A. Valuations in South Korea are near the low end of their long-term historical range, with many fine stocks trading at seemingly attractive prices. I can't foresee exactly when a recovery will occur, but this is a very cyclical stock market. I see the primary risk as not being positioned for an eventual recovery. Much of my optimism comes from looking abroad, where proactive moves by the Federal Reserve Board to lower interest rates bode well for reviving demand in the United States, which not only has the world's largest economy but also is the most significant importer of South Korean goods and services. For my part, I will keep the fund focused on competitive companies with shareholder-friendly managements that are capable of increasing market share.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Fund Facts

Goal: long-term capital appreciation by investing in equity and debt securities of Korean issuers

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2001, more than $12 million

Manager: Hokeun Chung, since 1996; joined Fidelity in 1994

3

Hokeun Chung on the recent rally in South Korean stocks:

"Following the tragedy of September 11, most stock markets plunged for a few days, then rallied strongly. By the end of October, the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite Index all were close to their pre-attack levels. The South Korean market, as measured by the Korea Composite Stock Price Index, made one of the strongest recoveries among world stock markets. One reason had to do with its technology-intensive nature, which historically has resulted in activity that tends to mirror the NASDAQ. The NASDAQ led the recent rally because investors were looking ahead to an expected economic recovery.

"I think the other factor helping South Korean stocks was their modest valuations. As I mentioned in the previous report, high levels of debt and questions about corporate governance issues - who controls a company and for what purposes - normally keep the valuations of South Korean stocks lower than those of their peers in other markets. However, with share prices down sharply all over the world and a potential recovery in the offing, investors apparently found the valuations in South Korea too low to resist."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	21.4	25.5
SK Telecom Co. Ltd.	15.2	12.0
Korea Telecom	10.5	10.9
Korea Electric Power Corp.	5.7	4.8
Pohang Iron & Steel Co. Ltd.	5.0	4.9
Kookmin Bank	4.9	3.6
Shinhan Financial Group Co. Ltd.	4.7	3.8
H&CB	4.2	2.8
Shinsegae Co. Ltd.	3.4	4.1
Hyundai Motor Co. Ltd.	3.2	3.1
	78.2
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.8	33.9
Telecommunication Services	25.7	22.9
Financials	17.7	12.8
Consumer Discretionary	9.5	8.8
Materials	8.1	6.5
Utilities	5.7	4.8
Energy	2.0	2.0
Consumer Staples	1.9	1.6
Industrials	1.6	3.3
Health Care	0.0	0.2
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 100.0%	Stocks 96.8%
Short-Term Investments and Net Other Assets 3.2%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.5%
Automobiles - 3.2%
Hyundai Motor Co. Ltd.	25,000	$ 402,788
Media - 1.8%
Cheil Communications, Inc.	2,580	229,822
Multiline Retail - 3.4%
Shinsegae Co. Ltd.	6,000	427,111
Textiles & Apparel - 1.1%
Cheil Industries, Inc.	25,000	134,586
TOTAL CONSUMER DISCRETIONARY		1,194,307
CONSUMER STAPLES - 1.9%
Beverages - 1.0%
Hite Brewery Co. Ltd.	3,410	124,144
Household Products - 0.9%
LG Household & Health Care Ltd.	5,300	115,155
TOTAL CONSUMER STAPLES		239,299
ENERGY - 2.0%
Oil & Gas - 2.0%
S-Oil Corp.	8,000	251,278
FINANCIALS - 17.7%
Banks - 13.8%
H&CB	20,000	522,850
Kookmin Bank	40,000	619,674
Shinhan Financial Group Co. Ltd. (a)	67,986	587,176
		1,729,700
Diversified Financials - 2.4%
Good Morning Securities Co. Ltd. (a)	33,900	93,218
Kookmin Credit Card Co. Ltd. (a)	3,000	80,403
Samsung Securities Co. Ltd. (a)	4,940	128,379
		302,000
Insurance - 1.5%
Samsung Fire & Marine Insurance Co. Ltd.	6,000	188,226
TOTAL FINANCIALS		2,219,926
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 1.6%
Commercial Services & Supplies - 0.6%
S1 Corp.	6,240	$ 78,785
Construction & Engineering - 1.0%
Daelim Industrial Co.	14,200	122,091
TOTAL INDUSTRIALS		200,876
INFORMATION TECHNOLOGY - 27.8%
Electronic Equipment & Instruments - 6.4%
Dae Duck Electronics Co. Ltd.	30,000	222,850
Samsung Electro-Mechanics Co.	17,000	381,874
Samsung SDI Co. Ltd.	5,000	201,394
		806,118
Semiconductor Equipment & Products - 21.4%
Samsung Electronics Co. Ltd.	20,000	2,687,837
TOTAL INFORMATION TECHNOLOGY		3,493,955
MATERIALS - 8.1%
Chemicals - 2.6%
Honam Petrochemical Corp.	20,000	139,427
LG Chemical Ltd.	15,000	185,902
		325,329
Metals & Mining - 5.5%
Pohang Iron & Steel Co. Ltd.	9,000	620,449
Poongsan Corp.	11,230	66,284
		686,733
TOTAL MATERIALS		1,012,062
TELECOMMUNICATION SERVICES - 25.7%
Diversified Telecommunication Services - 10.5%
Korea Telecom	34,000	1,319,126
Wireless Telecommunication Services - 15.2%
SK Telecom Co. Ltd.	10,000	1,901,626
TOTAL TELECOMMUNICATION SERVICES		3,220,752
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 5.7%
Electric Utilities - 5.7%
Korea Electric Power Corp.	45,500	$ 718,977
TOTAL COMMON STOCKS (Cost $6,837,507)		12,551,432
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
FINANCIALS - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/2/48 (Cost $49)	-	KRW	64,930,000	86
Money Market Funds - 0.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $61,262)	61,262	61,262
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,898,818)		12,612,780
NET OTHER ASSETS - (0.5)%		(60,665)
NET ASSETS - 100%		$ 12,552,115
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,419,442 and $10,124,958, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost
of investment securities for income tax purposes was $6,985,403. Net unrealized appreciation aggregated $5,627,377, of which $5,885,550 related to appreciated investment securities and $258,173 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $21,399,000 of which $7,770,000, $12,115,000 and $1,514,000 will expire on October 31, 2005, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $6,898,818) - See accompanying schedule		$ 12,612,780
Cash		3,253
Receivable for fund shares sold		315
Interest receivable		261
Total assets		12,616,609
Liabilities
Payable for fund shares redeemed	$ 4,046
Accrued management fee	51
Distribution fees payable	2,779
Other payables and accrued expenses	57,618
Total liabilities		64,494
Net Assets		$ 12,552,115
Net Assets consist of:
Paid in capital		$ 28,323,578
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,485,425)
Net unrealized appreciation (depreciation) on investments		5,713,962
Net Assets		$ 12,552,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,747,449 ÷ 1,753,986 shares)	$6.70
Maximum offering price per share (100/94.25 of $6.70)	$7.11
Class T: Net Asset Value and redemption price per share ($342,756 ÷ 51,420 shares)	$6.67
Maximum offering price per share (100/96.50 of $6.67)	$6.91
Class B: Net Asset Value and offering price per share ($281,590 ÷ 42,552 shares) A	$6.62
Class C: Net Asset Value and offering price per share ($126,894 ÷ 19,159 shares) A	$6.62
Institutional Class: Net Asset Value, offering price and redemption price per share ($53,426 ÷ 7,950 shares)	$6.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 372,765
Interest		15,909
		388,674
Less foreign taxes withheld		(65,401)
Total income		323,273
Expenses
Management fee	$ 131,446
Transfer agent fees	48,071
Distribution fees	42,968
Accounting fees and expenses	60,639
Non-interested trustees' compensation	64
Custodian fees and expenses	32,449
Registration fees	118,697
Audit	58,359
Legal	9,477
Miscellaneous	30,544
Total expenses before reductions	532,714
Expense reductions	(199,575)	333,139
Net investment income (loss)		(9,866)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,296)
Foreign currency transactions	(39,008)	(855,304)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(361,211)
Assets and liabilities in foreign currencies	20	(361,191)
Net gain (loss)		(1,216,495)
Net increase (decrease) in net assets resulting from operations		$ (1,226,361)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	One month ended October 31, 2000	Year ended September 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (9,866)	$ (31,581)	$ (470,140)
Net realized gain (loss)	(855,304)	834,539	9,646,505
Change in net unrealized appreciation (depreciation)	(361,191)	(5,301,178)	(11,697,676)
Net increase (decrease) in net assets resulting from operations	(1,226,361)	(4,498,220)	(2,521,311)
Share transactions - net increase (decrease)	(6,228,993)	(955,611)	(34,086,003)
Redemption fees	31,777	62,672	1,372,965
Total increase (decrease) in net assets	(7,423,577)	(5,391,159)	(35,234,349)
Net Assets
Beginning of period	19,975,692	25,366,851	60,601,200
End of period	$ 12,552,115	$ 19,975,692	$ 25,366,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Year ended October 31,	One month ended October 31,	Years ended September 30,
	2001	2000	2000 G	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 8.99	$ 10.78	$ 3.67	$ 7.26	$ 10.71
Income from Investment Operations
Net investment income (loss) E	(.00)	(.01)	(.09)	(.04)	(.05)	(.06)
Net realized and unrealized gain (loss)	(.69)	(1.62)	(1.97)	7.15	(3.54)	(3.14)
Total from investment operations	(.69)	(1.63)	(2.06)	7.11	(3.59)	(3.20)
Dilution resulting from common stock issued through rights offering	-	-	-	-	-	(.19)
Offering expenses	-	-	-	-	-	(.06)
Redemption fees added to paid in capital	.01	.02	.27	-	-	-
Net asset value, end of period	$ 6.70	$ 7.38	$ 8.99	$ 10.78 J	$ 3.67	$ 7.26
Total Return B, C, D	(9.21)%	(17.91)%	(16.60)%	193.73%	(49.45)%	(28.08)% H
Ratios to Average Net Assets F
Expenses before expense reductions	3.31%	2.31% A	1.97%	1.75%	2.32%	1.88%
Expenses net of voluntary waivers, if any	2.10%	2.10% A	1.91%	1.75%	2.32%	1.88%
Expenses net of all reductions	2.08%	2.10% A	1.89%	1.61% I	2.30%	1.88%
Net investment income (loss)	(.04)%	(1.71)% A	(.73)%	(.42)%	(1.22)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,747	$ 19,279	$ 25,017	$ 60,601	$ 22,915	$ 45,312
Portfolio turnover rate	36%	121% A	39%	58%	65%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Prior to July 3, 2000 the fund operated as a closed-end management investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

H Total return does not include the effect of dilution.

I Includes reimbursement of $.01 per share from the custodian for an adjustment to prior periods' fees.

J The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.87) H
Total from investment operations	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capital	.01	.01 H	.31 H
Net asset value, end of period	$ 6.67	$ 7.37	$ 8.99
Total Return B, C, D	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.22%	2.50% A	2.55% A
Expenses net of voluntary waivers, if any	2.35%	2.35% A	2.35% A
Expenses net of all reductions	2.33%	2.35% A	2.32% A
Net investment income (loss)	(.29)%	(1.96)% A	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 343	$ 473	$ 108
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.89) H
Total from investment operations	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capital	.00	.02 H	.33 H
Net asset value, end of period	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.66%	2.96% A	3.03% A
Expenses net of voluntary waivers, if any	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.83%	2.85% A	2.83% A
Net investment income (loss)	(.79)%	(2.45)% A	(1.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 282	$ 83	$ 80
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.89) H
Total from investment operations	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capital	.01	.02 H	.33 H
Net asset value, end of period	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.41%	2.91% A	3.01% A
Expenses net of voluntary waivers, if any	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.83%	2.85% A	2.82% A
Net investment income (loss)	(.79)%	(2.46)% A	(1.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 127	$ 82	$ 90
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	(.69)	(1.63) G	(3.67) G
Total from investment operations	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capital	.01	.04 G	.09 G
Net asset value, end of period	$ 6.72	$ 7.39	$ 8.99
Total Return B, C	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net Assets F
Expenses before expense reductions	3.08%	1.77% A	2.54% A
Expenses net of voluntary waivers, if any	1.85%	1.77% A	1.85% A
Expenses net of all reductions	1.83%	1.77% A	1.84% A
Net investment income (loss)	.21%	(1.38)% A	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53	$ 59	$ 71
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Class A shares received in connection with the reorganization and redeemed within 200 days of the reorganization were subject to a 4% short-term trading fee. The fee, which was retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 37,795	$ 11,324
Class T	.25%	.25%	1,771	304
Class B	.75%	.25%	2,224	1,808
Class C	.75%	.25%	1,178	736
			$ 42,968	$ 14,172

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 13,684	$ 13,229
Class T	1,606	271
Class B	1,643	1,643*
Class C	34	34*
	$ 16,967	$ 15,177

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 41,951.28
Class T	3,269.93
Class B	1,925.87
Class C	743.63
Institutional Class	183.30
	$ 48,071

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. , an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,755 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.10%	$ 183,068
Class T	2.35%	6,560
Class B	2.85%	4,002
Class C	2.85%	1,842
Institutional Class	1.85%	753
		$ 196,225

Certain security trades were directed to brokers who paid $3,350 of the fund's expenses.

7. Other Information.

At the end of the period, one unaffiliated shareholder held more than 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
	Year ended October 31,	One month ended October 31,	Year ended September 30,	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 A	2001	2000	2000 A
Class A Shares sold	586,238	28,338	13,790	$ 4,362,176	$ 228,701	$ 127,878
Shares redeemed	(1,444,190)	(197,871)	(2,851,362)	(10,818,280)	(1,609,896)	(34,387,602)
Net increase (decrease)	(857,952)	(169,533)	(2,837,572)	$ (6,456,104)	$ (1,381,195)	$ (34,259,724)
Class T Shares sold	331,181	117,493	11,991	$ 2,369,681	$ 870,922	$ 139,769
Shares redeemed	(343,960)	(65,285)	-	(2,446,860)	(506,623)	-
Net increase (decrease)	(12,779)	52,208	11,991	$ (77,179)	$ 364,299	$ 139,769
Class B Shares sold	87,304	2,340	8,957	$ 635,903	$ 18,301	$ 110,185
Shares redeemed	(56,049)	-	-	(401,198)	-	-
Net increase (decrease)	31,255	2,340	8,957	$ 234,705	$ 18,301	$ 110,185
Class C Shares sold	12,876	1,116	10,024	$ 98,253	$ 8,338	$ 120,415
Shares redeemed	(4,857)	-	-	(35,250)	-	-
Net increase (decrease)	8,019	1,116	10,024	$ 63,003	$ 8,338	$ 120,415
Institutional Class Shares sold	17,942	205,747	318,509	$ 137,067	$ 1,789,668	$ 2,601,489
Shares redeemed	(17,942)	(205,747)	(310,559)	(130,485)	(1,755,022)	(2,798,137)
Net increase (decrease)	0	0	7,950	$ 6,582	$ 34,646	$ (196,648)

A Amounts shown for Class T, Class B, Class C and Institutional Class are for the period July 3, 2000 (commencement of sale of shares) to
September 30, 2000.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2001

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AKOR-ANN-1201 149814
1.748533.101

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Korea
Fund - Institutional Class

Annual Report

October 31, 2001

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	14	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent Accountants	30	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The three major benchmarks of U.S. stock market performance - the Dow Jones Industrial AverageSM, Standard & Poor's 500SM Index and NASDAQ Composite® Index - recorded gains in October 2001, the first time since April that all three indexes had positive monthly returns. However, each still dwelled in double-digit negative territory for the year overall. Conversely, nearly every investment-grade bond category enjoyed a year-to-date gain of 10% or more.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Korea Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 2000. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns between October 31, 1994 and June 30, 2000 are those of Fidelity Advisor Korea Fund, Inc., (the Closed-End Fund). On June 30, 2000, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to Fidelity® Advisor Korea Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End fund. If the effect of Institutional Class expenses was reflected, returns may be lower than shown because Institutional Class shares of the fund may have higher total expenses than the Closed-End Fund. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-9.07%	-29.20%	-49.44%
KOSPI	-10.91%	-53.85%	-68.77%
Pacific Region ex Japan Funds Average	-22.80%	-41.00%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on October 31, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Korea Composite Stock Price Index (KOSPI) - a market capitalization-weighted index of all common stocks listed on the Korean Stock Exchange. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 69 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended October 31, 2001	Past 1 year	Past 5 years	Life of fund
Fidelity Adv Korea - Inst CL	-9.07%	-6.67%	-9.28%
KOSPI	-10.91%	-14.33%	-15.32%
Pacific Region ex Japan Funds Average	-22.80%	-10.68%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares' had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Korea Fund - Institutional Class on October 31, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 2001, the value of the investment would have been $5,056 - a 49.44% decrease on the initial investment. For comparison, look at how the Korea Composite Stock Price Index did over the same period. With dividends reinvested, the same $10,000 would have been $3,123 - a 68.77% decrease.

Understanding
Performance

Many markets around the globe offer the potential for significant growth over time; however, investing in foreign markets means assuming greater risks than investing in the United States. Factors like changes in a country's financial markets, its local political and economic climate, and the fluctuating value of its currency create these risks. For these reasons an international fund's performance may be more volatile than a fund that invests exclusively in the United States. Past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.

3

Annual Report

Fund Talk: The Manager's Overview

An interview with Hokeun Chung, Portfolio Manager of Fidelity Advisor Korea Fund

Q. How did the fund perform, Hokeun?

A. The fund once again beat its benchmark in a difficult environment. For the 12 months that ended October 31, 2001, the fund's Institutional Class shares returned -9.07%. During the same period, the Korea Composite Stock Price Index (KOSPI) returned -10.91%.

Q. Why did the fund beat its benchmark during the period?

A. An overweighting in and careful stock selection among stocks dependent primarily on the South Korean economy - especially high-quality banks and retailers - were two factors. Growth in the domestic economy held up fairly well - in the 2% to 3% range - despite a worldwide slowdown that saw U.S. growth decline by 1.1% in the third quarter of 2001. In addition, as the period progressed and the Korean won weakened against the U.S. dollar, I increased the fund's exposure to selected exporters, especially in the technology sector. A weaker won makes it more profitable for Korean companies to sell their goods and services in the U.S. because dollar-denominated revenues have a greater value when converted to Korean currency. Boosting our holdings of exporters proved to be a timely strategy, as a number of Korean technology stocks rallied strongly along with the rebounding NASDAQ Composite® Index in the final five weeks of the period. U.S. growth stocks were helped by the Federal Reserve Board's aggressive response to September 11, which included two 0.50 percentage-point reductions in short-term interest rates that brought the federal funds target rate to its lowest level since the Kennedy administration. Those two interventions increased the total number of Fed rate cuts since the beginning of 2001 to nine. By reducing borrowing costs for consumers and businesses, the U.S. central bank hoped to stimulate spending and get the economy growing again.(Portfolio Manager photograph)

Q. Did South Korea lower interest rates, as the Federal Reserve Board did in the U.S.?

A. Since the previous shareholder report six months ago, the South Korean government reduced short-term interest rates twice - both times by 0.25 percentage-points. At the end of the period, interest rates were around the 5.00% level. Falling interest rates tend to be especially good for banks, enabling them to pay less for funds borrowed from depositors. That was one of my reasons for overweighting banks relative to the index. However, like many other economies in the region, South Korea depends to a considerable extent on healthy demand from abroad. Therefore, interest-rate policy is not as important a factor here for stimulating overall economic growth as it is in the U.S.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What stocks did well for the fund?

A. The top contributor was Shinsegae, an operator of both department stores offering luxury items and discount stores selling bargain merchandise. Shinsegae is the dominant player in both categories and benefited from the comparatively strong domestic economy. Another positive contributor, Kookmin Bank, represented the fund's emphasis on banks for reasons I mentioned earlier and was one of three banks in our top-10 holdings at the end of the period. Recently the stock was trading at a price-to-book ratio of approximately 1.2, exceedingly cheap even by the Korean market's modest standards. Samsung Electronics - by far the fund's largest holding - was a third stock that aided performance, as it participated in the worldwide technology rally near the end of the period. The company continues to be the lowest-cost producer in its business lines, including DRAM (dynamic random access memory), viewer displays and cellular handsets.

Q. What holdings detracted from performance?

A. Korea Telecom struggled amid continuing uncertainty about when the worldwide telecommunications slump would end. However, the company's earnings were growing at close to 40% annually on the strength of its robust broadband business, and the stock was dirt cheap, in my opinion. Consequently, I maintained the fund's overweighted position relative to the KOSPI. Hyundai Electronics, recently renamed Hynix Semiconductor, was in the fund because I expected the financially troubled company to be bailed out by the government. Unfortunately, part of the bailout plan called for selling more stock, which could result in earnings dilution for current shareholders. I therefore liquidated the position. Korea Electric Power also hindered the fund's performance. I expected the stock to benefit from declining oil prices, but the slowing domestic economy and weaker won offset those benefits.

Q. What's your outlook, Hokeun?

A. Valuations in South Korea are near the low end of their long-term historical range, with many fine stocks trading at seemingly attractive prices. I can't foresee exactly when a recovery will occur, but this is a very cyclical stock market. I see the primary risk as not being positioned for an eventual recovery. Much of my optimism comes from looking abroad, where proactive moves by the Federal Reserve Board to lower interest rates bode well for reviving demand in the United States, which not only has the world's largest economy but also is the most significant importer of South Korean goods and services. For my part, I will keep the fund focused on competitive companies with shareholder-friendly managements that are capable of increasing market share.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: Fidelity Advisor Korea Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Korean market. As of October 31, 2001, the fund did not have more than 25% of its total assets invested in any one industry.

Fund Facts

Goal: long-term capital appreciation by investing in equity and debt securities of Korean issuers

Start date: October 31, 1994 (Closed-End Fund)

Size: as of October 31, 2001, more than $12 million

Manager: Hokeun Chung, since 1996; joined Fidelity in 1994

3

Hokeun Chung on the recent rally in South Korean stocks:

"Following the tragedy of September 11, most stock markets plunged for a few days, then rallied strongly. By the end of October, the Standard & Poor's 500 SM Index, Dow Jones Industrial Average SM and NASDAQ Composite Index all were close to their pre-attack levels. The South Korean market, as measured by the Korea Composite Stock Price Index, made one of the strongest recoveries among world stock markets. One reason had to do with its technology-intensive nature, which historically has resulted in activity that tends to mirror the NASDAQ. The NASDAQ led the recent rally because investors were looking ahead to an expected economic recovery.

"I think the other factor helping South Korean stocks was their modest valuations. As I mentioned in the previous report, high levels of debt and questions about corporate governance issues - who controls a company and for what purposes - normally keep the valuations of South Korean stocks lower than those of their peers in other markets. However, with share prices down sharply all over the world and a potential recovery in the offing, investors apparently found the valuations in South Korea too low to resist."

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	21.4	25.5
SK Telecom Co. Ltd.	15.2	12.0
Korea Telecom	10.5	10.9
Korea Electric Power Corp.	5.7	4.8
Pohang Iron & Steel Co. Ltd.	5.0	4.9
Kookmin Bank	4.9	3.6
Shinhan Financial Group Co. Ltd.	4.7	3.8
H&CB	4.2	2.8
Shinsegae Co. Ltd.	3.4	4.1
Hyundai Motor Co. Ltd.	3.2	3.1
	78.2
Market Sectors as of October 31, 2001
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	27.8	33.9
Telecommunication Services	25.7	22.9
Financials	17.7	12.8
Consumer Discretionary	9.5	8.8
Materials	8.1	6.5
Utilities	5.7	4.8
Energy	2.0	2.0
Consumer Staples	1.9	1.6
Industrials	1.6	3.3
Health Care	0.0	0.2
Asset Allocation (% of fund's net assets)
As of October 31, 2001	As of April 30, 2001
Stocks 100.0%	Stocks 96.8%
Short-Term Investments and Net Other Assets 3.2%

Annual Report

Investments October 31, 2001

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.5%
Automobiles - 3.2%
Hyundai Motor Co. Ltd.	25,000	$ 402,788
Media - 1.8%
Cheil Communications, Inc.	2,580	229,822
Multiline Retail - 3.4%
Shinsegae Co. Ltd.	6,000	427,111
Textiles & Apparel - 1.1%
Cheil Industries, Inc.	25,000	134,586
TOTAL CONSUMER DISCRETIONARY		1,194,307
CONSUMER STAPLES - 1.9%
Beverages - 1.0%
Hite Brewery Co. Ltd.	3,410	124,144
Household Products - 0.9%
LG Household & Health Care Ltd.	5,300	115,155
TOTAL CONSUMER STAPLES		239,299
ENERGY - 2.0%
Oil & Gas - 2.0%
S-Oil Corp.	8,000	251,278
FINANCIALS - 17.7%
Banks - 13.8%
H&CB	20,000	522,850
Kookmin Bank	40,000	619,674
Shinhan Financial Group Co. Ltd. (a)	67,986	587,176
		1,729,700
Diversified Financials - 2.4%
Good Morning Securities Co. Ltd. (a)	33,900	93,218
Kookmin Credit Card Co. Ltd. (a)	3,000	80,403
Samsung Securities Co. Ltd. (a)	4,940	128,379
		302,000
Insurance - 1.5%
Samsung Fire & Marine Insurance Co. Ltd.	6,000	188,226
TOTAL FINANCIALS		2,219,926
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 1.6%
Commercial Services & Supplies - 0.6%
S1 Corp.	6,240	$ 78,785
Construction & Engineering - 1.0%
Daelim Industrial Co.	14,200	122,091
TOTAL INDUSTRIALS		200,876
INFORMATION TECHNOLOGY - 27.8%
Electronic Equipment & Instruments - 6.4%
Dae Duck Electronics Co. Ltd.	30,000	222,850
Samsung Electro-Mechanics Co.	17,000	381,874
Samsung SDI Co. Ltd.	5,000	201,394
		806,118
Semiconductor Equipment & Products - 21.4%
Samsung Electronics Co. Ltd.	20,000	2,687,837
TOTAL INFORMATION TECHNOLOGY		3,493,955
MATERIALS - 8.1%
Chemicals - 2.6%
Honam Petrochemical Corp.	20,000	139,427
LG Chemical Ltd.	15,000	185,902
		325,329
Metals & Mining - 5.5%
Pohang Iron & Steel Co. Ltd.	9,000	620,449
Poongsan Corp.	11,230	66,284
		686,733
TOTAL MATERIALS		1,012,062
TELECOMMUNICATION SERVICES - 25.7%
Diversified Telecommunication Services - 10.5%
Korea Telecom	34,000	1,319,126
Wireless Telecommunication Services - 15.2%
SK Telecom Co. Ltd.	10,000	1,901,626
TOTAL TELECOMMUNICATION SERVICES		3,220,752
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - 5.7%
Electric Utilities - 5.7%
Korea Electric Power Corp.	45,500	$ 718,977
TOTAL COMMON STOCKS (Cost $6,837,507)		12,551,432
Nonconvertible Bonds - 0.0%
Moody's Ratings (unaudited)			Principal Amount
FINANCIALS - 0.0%
Banks - 0.0%
Shinhan Bank 0% 12/2/48 (Cost $49)	-	KRW	64,930,000	86
Money Market Funds - 0.5%
	Shares
Fidelity Cash Central Fund, 2.81% (b) (Cost $61,262)	61,262	61,262
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $6,898,818)		12,612,780
NET OTHER ASSETS - (0.5)%		(60,665)
NET ASSETS - 100%		$ 12,552,115
Currency Abbreviations
KRW	-	Korean won
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,419,442 and $10,124,958, respectively.
Income Tax Information

At October 31, 2001, the aggregate cost
of investment securities for income tax purposes was $6,985,403. Net unrealized appreciation aggregated $5,627,377, of which $5,885,550 related to appreciated investment securities and $258,173 related to depreciated investment securities.

At October 31, 2001, the fund had a capital loss carryforward of approximately $21,399,000 of which $7,770,000, $12,115,000 and $1,514,000 will expire on October 31, 2005, 2006 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2001
Assets
Investment in securities, at value (cost $6,898,818) - See accompanying schedule		$ 12,612,780
Cash		3,253
Receivable for fund shares sold		315
Interest receivable		261
Total assets		12,616,609
Liabilities
Payable for fund shares redeemed	$ 4,046
Accrued management fee	51
Distribution fees payable	2,779
Other payables and accrued expenses	57,618
Total liabilities		64,494
Net Assets		$ 12,552,115
Net Assets consist of:
Paid in capital		$ 28,323,578
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,485,425)
Net unrealized appreciation (depreciation) on investments		5,713,962
Net Assets		$ 12,552,115

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2001
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($11,747,449 ÷ 1,753,986 shares)	$6.70
Maximum offering price per share (100/94.25 of $6.70)	$7.11
Class T: Net Asset Value and redemption price per share ($342,756 ÷ 51,420 shares)	$6.67
Maximum offering price per share (100/96.50 of $6.67)	$6.91
Class B: Net Asset Value and offering price per share ($281,590 ÷ 42,552 shares) A	$6.62
Class C: Net Asset Value and offering price per share ($126,894 ÷ 19,159 shares) A	$6.62
Institutional Class: Net Asset Value, offering price and redemption price per share ($53,426 ÷ 7,950 shares)	$6.72

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2001
Investment Income Dividends		$ 372,765
Interest		15,909
		388,674
Less foreign taxes withheld		(65,401)
Total income		323,273
Expenses
Management fee	$ 131,446
Transfer agent fees	48,071
Distribution fees	42,968
Accounting fees and expenses	60,639
Non-interested trustees' compensation	64
Custodian fees and expenses	32,449
Registration fees	118,697
Audit	58,359
Legal	9,477
Miscellaneous	30,544
Total expenses before reductions	532,714
Expense reductions	(199,575)	333,139
Net investment income (loss)		(9,866)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(816,296)
Foreign currency transactions	(39,008)	(855,304)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(361,211)
Assets and liabilities in foreign currencies	20	(361,191)
Net gain (loss)		(1,216,495)
Net increase (decrease) in net assets resulting from operations		$ (1,226,361)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2001	One month ended October 31, 2000	Year ended September 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (9,866)	$ (31,581)	$ (470,140)
Net realized gain (loss)	(855,304)	834,539	9,646,505
Change in net unrealized appreciation (depreciation)	(361,191)	(5,301,178)	(11,697,676)
Net increase (decrease) in net assets resulting from operations	(1,226,361)	(4,498,220)	(2,521,311)
Share transactions - net increase (decrease)	(6,228,993)	(955,611)	(34,086,003)
Redemption fees	31,777	62,672	1,372,965
Total increase (decrease) in net assets	(7,423,577)	(5,391,159)	(35,234,349)
Net Assets
Beginning of period	19,975,692	25,366,851	60,601,200
End of period	$ 12,552,115	$ 19,975,692	$ 25,366,851

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

	Year ended October 31,	One month ended October 31,	Years ended September 30,
	2001	2000	2000 G	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 7.38	$ 8.99	$ 10.78	$ 3.67	$ 7.26	$ 10.71
Income from Investment Operations
Net investment income (loss) E	(.00)	(.01)	(.09)	(.04)	(.05)	(.06)
Net realized and unrealized gain (loss)	(.69)	(1.62)	(1.97)	7.15	(3.54)	(3.14)
Total from investment operations	(.69)	(1.63)	(2.06)	7.11	(3.59)	(3.20)
Dilution resulting from common stock issued through rights offering	-	-	-	-	-	(.19)
Offering expenses	-	-	-	-	-	(.06)
Redemption fees added to paid in capital	.01	.02	.27	-	-	-
Net asset value, end of period	$ 6.70	$ 7.38	$ 8.99	$ 10.78 J	$ 3.67	$ 7.26
Total Return B, C, D	(9.21)%	(17.91)%	(16.60)%	193.73%	(49.45)%	(28.08)% H
Ratios to Average Net Assets F
Expenses before expense reductions	3.31%	2.31% A	1.97%	1.75%	2.32%	1.88%
Expenses net of voluntary waivers, if any	2.10%	2.10% A	1.91%	1.75%	2.32%	1.88%
Expenses net of all reductions	2.08%	2.10% A	1.89%	1.61% I	2.30%	1.88%
Net investment income (loss)	(.04)%	(1.71)% A	(.73)%	(.42)%	(1.22)%	(.64)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,747	$ 19,279	$ 25,017	$ 60,601	$ 22,915	$ 45,312
Portfolio turnover rate	36%	121% A	39%	58%	65%	51%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Prior to July 3, 2000 the fund operated as a closed-end management investment company. Shares of the fund existing at the time of its conversion to an open-ended management company were exchanged for Class A shares.

H Total return does not include the effect of dilution.

I Includes reimbursement of $.01 per share from the custodian for an adjustment to prior periods' fees.

J The fund incurred expenses of $.01 per share in connection with its repurchase offer which were offset by redemption fees collected as part of the repurchase offer.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights - Class T

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.37	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.02)	(.01)	(.03)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.87) H
Total from investment operations	(.71)	(1.63)	(3.90)
Redemption fees added to paid in capital	.01	.01 H	.31 H
Net asset value, end of period	$ 6.67	$ 7.37	$ 8.99
Total Return B, C, D	(9.50)%	(18.02)%	(28.54)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.22%	2.50% A	2.55% A
Expenses net of voluntary waivers, if any	2.35%	2.35% A	2.35% A
Expenses net of all reductions	2.33%	2.35% A	2.32% A
Net investment income (loss)	(.29)%	(1.96)% A	(1.16)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 343	$ 473	$ 108
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.89) H
Total from investment operations	(.74)	(1.64)	(3.93)
Redemption fees added to paid in capital	.00	.02 H	.33 H
Net asset value, end of period	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.66%	2.96% A	3.03% A
Expenses net of voluntary waivers, if any	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.83%	2.85% A	2.83% A
Net investment income (loss)	(.79)%	(2.45)% A	(1.67)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 282	$ 83	$ 80
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 7.36	$ 8.98	$ 12.58
Income from Investment Operations
Net investment income (loss) E	(.06)	(.02)	(.04)
Net realized and unrealized gain (loss)	(.69)	(1.62) H	(3.89) H
Total from investment operations	(.75)	(1.64)	(3.93)
Redemption fees added to paid in capital	.01	.02 H	.33 H
Net asset value, end of period	$ 6.62	$ 7.36	$ 8.98
Total Return B, C, D	(10.05)%	(18.04)%	(28.62)%
Ratios to Average Net Assets G
Expenses before expense reductions	4.41%	2.91% A	3.01% A
Expenses net of voluntary waivers, if any	2.85%	2.85% A	2.85% A
Expenses net of all reductions	2.83%	2.85% A	2.82% A
Net investment income (loss)	(.79)%	(2.46)% A	(1.66)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 127	$ 82	$ 90
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of sales charges.

E Calculated based on average shares outstanding during the period.

F For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 7.39	$ 8.99	$ 12.58
Income from Investment Operations
Net investment income (loss) D	.01	(.01)	(.01)
Net realized and unrealized gain (loss)	(.69)	(1.63) G	(3.67) G
Total from investment operations	(.68)	(1.64)	(3.68)
Redemption fees added to paid in capital	.01	.04 G	.09 G
Net asset value, end of period	$ 6.72	$ 7.39	$ 8.99
Total Return B, C	(9.07)%	(17.80)%	(28.54)%
Ratios to Average Net Assets F
Expenses before expense reductions	3.08%	1.77% A	2.54% A
Expenses net of voluntary waivers, if any	1.85%	1.77% A	1.85% A
Expenses net of all reductions	1.83%	1.77% A	1.84% A
Net investment income (loss)	.21%	(1.38)% A	(.68)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 53	$ 59	$ 71
Portfolio turnover rate	36%	121% A	39%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period July 3, 2000 (commencement of sale of shares) to September 30, 2000.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of voluntary waivers reflects expenses after reimbursements by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Per-share amounts have been reclassified to permit comparison with current year presentation.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2001

1. Significant Accounting Policies.

Fidelity Advisor Korea Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued using the official closing price or at the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Class A shares received in connection with the reorganization and redeemed within 200 days of the reorganization were subject to a 4% short-term trading fee. The fee, which was retained by the fund, is accounted for as an addition to paid in capital.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .55% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .83% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Each class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows.

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 37,795	$ 11,324
Class T	.25%	.25%	1,771	304
Class B	.75%	.25%	2,224	1,808
Class C	.75%	.25%	1,178	736
			$ 42,968	$ 14,172

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from, 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 13,684	$ 13,229
Class T	1,606	271
Class B	1,643	1,643*
Class C	34	34*
	$ 16,967	$ 15,177

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 41,951.28
Class T	3,269.93
Class B	1,925.87
Class C	743.63
Institutional Class	183.30
	$ 48,071

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. , an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $15,755 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.475 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser
Class A	2.10%	$ 183,068
Class T	2.35%	6,560
Class B	2.85%	4,002
Class C	2.85%	1,842
Institutional Class	1.85%	753
		$ 196,225

Certain security trades were directed to brokers who paid $3,350 of the fund's expenses.

7. Other Information.

At the end of the period, one unaffiliated shareholder held more than 13% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares			Dollars
	Year ended October 31,	One month ended October 31,	Year ended September 30,	Year ended October 31,	One month ended October 31,	Year ended September 30,
	2001	2000	2000 A	2001	2000	2000 A
Class A Shares sold	586,238	28,338	13,790	$ 4,362,176	$ 228,701	$ 127,878
Shares redeemed	(1,444,190)	(197,871)	(2,851,362)	(10,818,280)	(1,609,896)	(34,387,602)
Net increase (decrease)	(857,952)	(169,533)	(2,837,572)	$ (6,456,104)	$ (1,381,195)	$ (34,259,724)
Class T Shares sold	331,181	117,493	11,991	$ 2,369,681	$ 870,922	$ 139,769
Shares redeemed	(343,960)	(65,285)	-	(2,446,860)	(506,623)	-
Net increase (decrease)	(12,779)	52,208	11,991	$ (77,179)	$ 364,299	$ 139,769
Class B Shares sold	87,304	2,340	8,957	$ 635,903	$ 18,301	$ 110,185
Shares redeemed	(56,049)	-	-	(401,198)	-	-
Net increase (decrease)	31,255	2,340	8,957	$ 234,705	$ 18,301	$ 110,185
Class C Shares sold	12,876	1,116	10,024	$ 98,253	$ 8,338	$ 120,415
Shares redeemed	(4,857)	-	-	(35,250)	-	-
Net increase (decrease)	8,019	1,116	10,024	$ 63,003	$ 8,338	$ 120,415
Institutional Class Shares sold	17,942	205,747	318,509	$ 137,067	$ 1,789,668	$ 2,601,489
Shares redeemed	(17,942)	(205,747)	(310,559)	(130,485)	(1,755,022)	(2,798,137)
Net increase (decrease)	0	0	7,950	$ 6,582	$ 34,646	$ (196,648)

A Amounts shown for Class T, Class B, Class C and Institutional Class are for the period July 3, 2000 (commencement of sale of shares) to
September 30, 2000.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Korea Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Korea Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Korea Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
December 12, 2001

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity International
Investment Advisors

Fidelity International
Investment Advisors (U.K.) Limited

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Abigail P. Johnson, Senior Vice President

Phillip L. Bullen, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Paul F. Maloney, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

J. Michael Cook *

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Abigail P. Johnson

Edward C. Johnson 3d

Donald J. Kirk *

Marie L. Knowles *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

William S. Stavropoulos *

Advisory Board

Robert C. Pozen

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AKORI-ANN-1201 149815
1.748534.101

(Fidelity Investment logo)(registered trademark)